                           POLARIS PLATINUM O-Series

                                   PROSPECTUS
                                  MAY 1, 2015
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                              issued by Depositor

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

             in all states except in New York where it is issued by

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                               in connection with

                         VARIABLE ANNUITY ACCOUNT SEVEN

                                      and

                          FS VARIABLE SEPARATE ACCOUNT

This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2015. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


UNDERLYING FUNDS:                               MANAGED BY:
  Aggressive Growth                             Wells Capital Management Incorporated
  American Funds Asset Allocation               Capital Research and Management Company
  American Funds Global Growth                  Capital Research and Management Company
  American Funds Growth                         Capital Research and Management Company
  American Funds Growth-Income                  Capital Research and Management Company
  Asset Allocation                              Edge Asset Management, Inc.
  Balanced                                      J.P. Morgan Investment Management Inc.
  Blue Chip Growth                              Massachusetts Financial Services Company
  Capital Appreciation                          Wellington Management Company LLP
  Capital Growth                                The Boston Company Asset Management, LLC
  Cash Management                               BofA Advisors, LLC
  Corporate Bond                                Federated Investment Management Company
  Davis Venture Value                           Davis Selected Advisers, L.P.
  "Dogs" of Wall Street                         SunAmerica Asset Management, LLC
  Emerging Markets                              J.P. Morgan Investment Management Inc.
  Equity Opportunities                          OppenheimerFunds, Inc.
  Foreign Value                                 Templeton Investment Counsel, LLC
  Franklin Founding Funds Allocation VIP Fund   Franklin Templeton Services, LLC
  Franklin Income VIP Fund                      Franklin Advisers, Inc.
  Fundamental Growth                            Wells Capital Management Incorporated
  Global Bond                                   Goldman Sachs Asset Management International
  Global Equities                               J.P. Morgan Investment Management Inc.
  Government and Quality Bond                   Wellington Management Company LLP
  Growth                                        Wellington Management Company LLP
  Growth-Income                                 J.P. Morgan Investment Management Inc.
  Growth Opportunities                          Invesco Advisers, Inc.
  High-Yield Bond                               PineBridge Investments LLC
  International Diversified Equities            Morgan Stanley Investment Management Inc.
  International Growth and Income               Putnam Investment Management, LLC

(Underlying Funds continued on next page)


UNDERLYING FUNDS:                                          MANAGED BY:
  Invesco V.I. American Franchise Fund, Series II Shares   Invesco Advisers, Inc.
  Invesco V.I. Comstock Fund, Series II Shares             Invesco Advisers, Inc.
  Invesco V.I. Growth and Income Fund, Series II Shares    Invesco Advisers, Inc.
  Lord Abbett Growth and Income                            Lord, Abbett & Co. LLC
  Lord Abbett Mid Cap Stock                                Lord, Abbett & Co. LLC
  Mid-Cap Growth                                           J.P. Morgan Investment Management Inc.
  Natural Resources                                        Wellington Management Company LLP
  Real Estate                                              Pyramis Global Advisors, LLC
  Real Return                                              Wellington Management Company LLP
  SA AB Growth(2)                                          AllianceBernstein L.P.
  SA JPMorgan MFS Core Bond(3)                             J.P. Morgan Investment Management Inc. and Massachusetts
                                                           Financial Services Company(3)
  SA Marsico Focused Growth(4)                             Marsico Capital Management, LLC
  SA MFS Massachusetts Investors Trust(5)                  Massachusetts Financial Services Company
  SA MFS Total Return(6)                                   Massachusetts Financial Services Company
  Small & Mid Cap Value                                    AllianceBernstein L.P.
  Small Company Value                                      Franklin Advisory Services, LLC
  SunAmerica Dynamic Allocation Portfolio(1)               SunAmerica Asset Management, LLC and AllianceBernstein L.P.
  Technology                                               Columbia Management Investment Advisers, LLC
  Telecom Utility                                          Massachusetts Financial Services Company

1 Your broker-dealer may not allow investment in this portfolio without election of a Living Benefit.

2 On May 1, 2015, the Alliance Growth Portfolio was renamed SA AB Growth
  Portfolio.

3 On January 16, 2015, the Total Return Bond Portfolio was renamed SA JPMorgan
  MFS Core Bond Portfolio and the investment manager changed from Pacific Investment Management Company LLC to J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company.

4 On May 1, 2015, the Marsico Focused Growth Portfolio was renamed SA Marsico
  Focused Growth Portfolio.

5 On May 1, 2015, the MFS Massachusetts Investors Trust Portfolio was renamed
  SA MFS Massachusetts Investors Trust Portfolio.

6 On May 1, 2015, the MFS Total Return Portfolio was renamed SA MFS Total
  Return Portfolio.

                                       2

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                               TABLE OF CONTENTS
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
GLOSSARY....................................................   4
HIGHLIGHTS..................................................   5
FEE TABLE...................................................   7
      Maximum Owner Transaction Expenses....................   7
      Maximum Premium Based Charge..........................   7
      Maximum Withdrawal Charges............................   7
      Contract Maintenance Fee..............................   7
      Separate Account Annual Expenses......................   7
      Additional Optional Feature Fee.......................   7
        Optional Polaris Income Builder and SunAmerica
           Income Plus Fee..................................   7
      Total Annual Portfolio Operating Expenses.............   7
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................   9
THE POLARIS PLATINUM O-SERIES
  VARIABLE ANNUITY..........................................  10
PURCHASING A POLARIS PLATINUM O-SERIES
  VARIABLE ANNUITY..........................................  10
      Allocation of Purchase Payments.......................  11
      Accumulation Units....................................  12
      Free Look.............................................  12
      Exchange Offers.......................................  13
      Important Information for Military Servicemembers.....  13
INVESTMENT OPTIONS..........................................  13
      Variable Portfolios...................................  13
        AIM Variable Insurance Funds (Invesco Variable
           Insurance Funds).................................  14
        American Funds Insurance Series.....................  14
        Franklin Templeton Variable Insurance Products
           Trust............................................  14
        Lord Abbett Series Fund, Inc........................  14
        Anchor Series Trust.................................  14
        Seasons Series Trust................................  14
        SunAmerica Series Trust.............................  14
      Substitution, Addition or Deletion of Variable
        Portfolios..........................................  17
      Fixed Accounts........................................  17
      Dollar Cost Averaging Fixed Accounts..................  17
      Dollar Cost Averaging Program.........................  18
      Polaris Portfolio Allocator Program...................  18
      Transfers During the Accumulation Phase...............  20
      Automatic Asset Rebalancing Program...................  22
      Voting Rights.........................................  23
ACCESS TO YOUR MONEY........................................  23
      Free Withdrawal Amount................................  23
      Systematic Withdrawal Program.........................  24
      Nursing Home Waiver...................................  25
      Minimum Contract Value................................  25
      Qualified Contract Owners.............................  25
OPTIONAL LIVING BENEFIT.....................................  25
      Polaris Income Builder................................  27
DEATH BENEFITS..............................................  34
      Beneficiary Continuation Programs.....................  34
      Death Benefit Defined Terms...........................  35
      Standard Death Benefit................................  36
      Optional Maximum Anniversary Value Death Benefit......  36
      Spousal Continuation..................................  36
EXPENSES....................................................  36
      Separate Account Expenses.............................  37
      Premium Based Charge..................................  37
      Withdrawal Charge.....................................  37
      Underlying Fund Expenses..............................  38
      Contract Maintenance Fee..............................  39
      Transfer Fee..........................................  39
      Optional Living Benefit Fee...........................  39
      Optional Maximum Anniversary Value Death Benefit
        Fee.................................................  39
      Premium Tax...........................................  39
      Income Taxes..........................................  39
      Reduction or Elimination of Fees, Expenses and
        Additional Amounts Credited.........................  39


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF
  THE CONTRACT..............................................  40
ANNUITY INCOME OPTIONS......................................  41
      The Income Phase......................................  41
      Annuity Income Options................................  42
      Fixed or Variable Annuity Income Payments.............  43
      Annuity Income Payments...............................  43
      Transfers During the Income Phase.....................  43
      Deferment of Payments.................................  43
TAXES.......................................................  43
      Annuity Contracts in General..........................  43
      Tax Treatment of Distributions - Non-Qualified
        Contracts...........................................  44
      Tax Treatment of Distributions - Qualified Contracts..  44
      Required Minimum Distributions........................  45
      Tax Treatment of Death Benefits.......................  46
      Tax Treatment of Optional Living Benefits.............  46
      Contracts Owned by a Trust or Corporation.............  46
      Foreign Account Tax Compliance ("FATCA")..............  46
      Other Withholding Tax.................................  47
      Gifts, Pledges and/or Assignments of a Contract.......  47
      Diversification and Investor Control..................  47
OTHER INFORMATION...........................................  47
      The Distributor.......................................  47
      The Company...........................................  47
      The Separate Account..................................  48
      The General Account...................................  49
      Financial Statements..................................  49
      Administration........................................  49
      Legal Proceedings.....................................  50
      Registration Statements...............................  50
CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION...............................................  50
APPENDIX A - CONDENSED FINANCIAL INFORMATION................ A-1
APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR
  VARIABILITY............................................... B-1
APPENDIX C - FORMULA AND EXAMPLES OF
  CALCULATIONS OF THE POLARIS INCOME BUILDER
  FEE....................................................... C-1
APPENDIX D - OPTIONAL LIVING BENEFIT EXAMPLES............... D-1
APPENDIX E - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION.............................................. E-1
APPENDIX F - LIVING BENEFITS FOR CONTRACTS
  ISSUED PRIOR TO MARCH 10, 2014............................ F-1
APPENDIX G - POLARIS PORTFOLIO ALLOCATOR
  MODELS AND SAMPLE PORTFOLIOS
  PRIOR TO MAY 1, 2015...................................... G-1


                                       3

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                                    GLOSSARY
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We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL") or The United States Life Insurance Company in the City of New York ("US Life") for contracts issued in New York only, the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds.

GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.

GOOD ORDER - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - The first business day of the month following your 95th birthday.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PREMIUM BASED CHARGE - A charge that is deducted from your contract value on each Quarter Anniversary following the date each Premium is made and is deducted for seven years.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

PURCHASE PAYMENTS LIMIT - $1,000,000 for contracts issued on or after May 1, 2014. $1,500,000 for contracts issued prior to May 1, 2014.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SECURE VALUE ACCOUNT - A Fixed Account, available only with election of the living benefit, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.


                                       4

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--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
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The Polaris Platinum O-Series Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $50 contract maintenance fee from your contract, which may be waived if contract value is $75,000 or more. We also deduct separate account charges which equal 0.95% annually of the average daily value of your contract allocated to the Variable Portfolios. Your contract provides for a free withdrawal amount each year. We apply a separate withdrawal charge schedule against each Premium you contribute to the contract. The withdrawal charge percentage declines over time for each Premium in the contract. After a Premium has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Premium. There are investment management fees and other expenses of the Underlying Funds on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. We apply a Premium Based Charge against Premiums that you make to your contract. The Premium Based Charge equals a percentage of each Premium, deducted over 7 years and varies with your investment amount. PLEASE SEE FEE TABLE, PURCHASING A POLARIS PLATINUM O-SERIES VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFIT: You may elect the optional living benefit available under your contract for an additional fee. This living benefit is designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. This benefit can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. Electing the optional living benefit will require you to invest in accordance with certain investment requirements. Investing within these requirements may potentially limit the performance of your investment and may also reduce the likelihood that you will need to rely on the protection offered by these benefits.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFIT IN THE PROSPECTUS.

DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

ALL MATERIAL STATE VARIATIONS ARE DESCRIBED IN APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.



                                       5

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND RECEIVED FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.


                                       6

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                                   FEE TABLE
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THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY
WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS.


MAXIMUM OWNER TRANSACTION EXPENSES


MAXIMUM PREMIUM BASED CHARGE
(as a percentage of each Purchase Payment)(1)..... 5.00%



MAXIMUM WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(2)..... 6.00%

TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.


PREMIUM TAX(3)..... 3.5%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.


CONTRACT MAINTENANCE FEE(4)..... $50

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


  Separate Account Fee(5)....................... 0.95%
  Optional Maximum Anniversary Value Death
     Benefit Fee................................ 0.25%
                                                 ----
     Total Separate Account Annual Expenses..... 1.20%
                                                 ====

ADDITIONAL OPTIONAL FEATURE FEE

You may elect the following optional Living Benefit which is a guaranteed minimum withdrawal benefit:


OPTIONAL POLARIS INCOME BUILDER AND SUNAMERICA INCOME PLUS FEE
(SunAmerica Income Plus is not available for election after May 1, 2013) (calculated as a percentage of the Income Base)(6)


                                  INITIAL       MAXIMUM
                                   ANNUAL       ANNUAL
NUMBER OF COVERED PERSONS       FEE RATE(7)   FEE RATE(7)
------------------------------ ------------- ------------
  For One Covered Person......    1.10%         2.20%
  For Two Covered Persons.....    1.35%         2.70%

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
(AS OF JANUARY 31, 2015)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES     MINIMUM(8)   MAXIMUM(8)
-------------------------------------------- ------------ -----------
(expenses that are deducted from
Underlying Fund assets, including
management fees, other expenses and
12b-1 fees, if applicable)..................    0.54%        1.48%


FOOTNOTES TO THE FEE TABLE:

 1 Each Premium is subject to the Premium Based Charge deducted over a period of 7 years and is deducted quarterly from your contract value. PLEASE SEE EXPENSES SECTION BELOW.

                                          PREMIUM BASED CHARGE AS A    QUARTERLY PREMIUM
                                                PERCENTAGE OF             BASED CHARGE
ACCUMULATED PREMIUM BREAKPOINT           PURCHASE PAYMENTS INVESTED   (OVER 7 YEAR PERIOD)
--------------------------------------- ---------------------------- ---------------------
 Less than $50,000.....................            5.00%                    0.1786%
 $50,000 but less than $100,000........            4.50%                    0.1607%
 $100,000 but less than $250,000.......            3.50%                    0.1250%
 $250,000 but less than $500,000.......            2.50%                    0.0893%
 $500,000 but less than $1,000,000.....            2.00%                    0.0714%
 $1,000,000 or more....................            1.25%                    0.0446%

 The initial Premium Based Charge is determined by the sum of Premiums received during the first contract quarter and the Accumulated Premium Breakpoint achieved by that amount. After the first contract Quarter Anniversary, the Premium Based Charge for each subsequent Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved by the sum of Premiums as of the Premium receipt date. PLEASE SEE EXPENSES BELOW.


                                       7

 2 Withdrawal Charge Schedule (as a percentage of each Premium withdrawn) declines over 7 years as follows and applies to each Premium starting on the Premium receipt date:


                                                     YEARS SINCE PREMIUM RECEIPT
                                        -----------------------------------------------------
ACCUMULATED PREMIUM BREAKPOINT             1       2      3      4      5     6       7    8+
 Less than $50,000.....................   6%     5%     5%      4%    3%     2%     1%    0%
 $50,000 but less than $100,000........  5.5%    5%     5%      4%    3%     2%     1%    0%
 $100,000 but less than $250,000.......  4.5%    4%     4%      3%    3%     2%     1%    0%
 $250,000 but less than $500,000.......  3.5%    3%     3%    2.25%   2%     2%     1%    0%
 $500,000 but less than $1,000,000.....   3%     2%     2%     1.5%   1%     1%     1%    0%
 $1,000,000 or more.................... 2.25%   1.5%   1.5%     1%    1%   0.75%   0.5%   0%

 The Withdrawal Charge for each Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved as of the Premium receipt date. PLEASE SEE EXPENSES SECTION BELOW.

 3 If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.

 4 The contract maintenance fee is assessed annually and may be waived if contract value is $75,000 or more. The fee is deducted on a pro rata basis from your contract value on your contract anniversary.

 5 If you do not elect any optional features, your total separate account annual expenses would be 0.95%. If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 0.85% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

 6 The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The fee is deducted from your contract value beginning with the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFIT below. If you purchased your contract prior to May 1, 2013, please see APPENDIX F for a description of SunAmerica Income Plus.

 7 The Initial Annual Fee Rate is guaranteed not to change for the first
   Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. PLEASE SEE APPENDIX C -- FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME BUILDER FEE.

 Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio. The SunAmerica Dynamic Allocation Portfolio utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased and the SunAmerica Dynamic Allocation Portfolio may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Similarly, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and the SunAmerica Dynamic Allocation Portfolio may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


                                               MAXIMUM ANNUALIZED
                                              FEE RATE DECREASE OR
                             MINIMUM ANNUAL   INCREASE EACH BENEFIT
NUMBER OF COVERED PERSONS       FEE RATE            QUARTER*
   One Covered Person            0.60%            (+or-)0.25%
   Two Covered Persons           0.60%            (+or-)0.25%

   * The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).

 8 The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2015. The minimum expense is for an Underlying Fund of American Funds Insurance Series Portfolio Trust as of its fiscal year ended December 31, 2014.


                                       8

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:




MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.20% including the Maximum Anniversary Value death benefit feature, the optional Polaris Income Builder feature (for the first year calculated at the initial annual fee rate of 1.35% and the maximum annual fee rate of 2.70% for the remaining years), a maximum Premium Based Charge of 5.00%, a maximum withdrawal charge of 6.00% and investment in an Underlying Fund with total expenses of 1.48%)

(1)   If you surrender your contract at the end of the applicable time period:


   1 YEAR       3 YEARS     5 YEARS     10 YEARS
------------   ---------   ---------   ---------
  $ 1,080      $ 2,199     $ 3,192     $ 5,574

(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:


  1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------   ---------   ---------   ---------
  $ 480      $ 1,699     $ 2,892     $ 5,574


MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 0.95%, no election of optional features and investment in an Underlying Fund with total expenses of 0.54%)







(1)   If you surrender your contract at the end of the applicable time period:


  1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------   ---------   ---------   ---------
  $ 828      $ 1,196     $ 1,482     $ 2,279

(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:


  1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------   ---------   ---------   ---------
  $ 228      $ 696       $ 1,182     $ 2,279


EXPLANATION OF EXPENSE EXAMPLES



1. The Maximum Expense Examples reflect the highest possible combination of charges. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values of $75,000 or more. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume Separate Account fees as indicated and that no transfer fees were imposed. A maximum Premium Based Charge of 5.00% and withdrawal charge of 6.00% is used in the Expense Examples because of the $10,000 investment amount. Your expenses may be lower if you are subject to a lower Premium Based Charge and Withdrawal Charge Schedule. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the Polaris Income Builder fee, equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.70% has been reached after the first year.

4. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.


                                       9

 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         THE POLARIS PLATINUM O-SERIES

                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     o Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.

     o Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     o Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     o Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation Phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     PURCHASING A POLARIS PLATINUM O-SERIES

                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.


                                                               MINIMUM
                                                 MINIMUM      AUTOMATIC
                           MINIMUM INITIAL     SUBSEQUENT     SUBSEQUENT
                               PURCHASE         PURCHASE       PURCHASE
                               PAYMENT           PAYMENT       PAYMENT
        Qualified         $10,000             $500           $100
      Non-Qualified       $10,000             $500           $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100. We will not accept subsequent Purchase Payments from contract owners age 86 or older.

We reserve the right to refuse any Purchase Payment when we are crediting the guaranteed minimum interest rate under the contract. Specific parameters under which we may refuse or restrict Purchase Payments are outlined below, and in the FIXED ACCOUNTS and OPTIONAL LIVING BENEFITS sections of the prospectus. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the GLOSSARY. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL and/or US Life to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval. The terms creating any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


                                       10



NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.


MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR SPECIFIC INFORMATION.


TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.


JOINT OWNERSHIP

We allow this contract to be jointly owned by spouses (as determined for federal tax law purposes). The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. There are also states that require us to issue the contract to non-spousal joint Owners. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. Therefore, the ability of such non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited.


ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as


                                       11



of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Centers at the following addresses:

American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330

US Life (New York contracts only)
Annuity Service Center
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750

US Life (New York contracts only)
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.


ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We determine the value of each Accumulation Unit at the close of the NYSE every business day, by multiplying the Accumulation Unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous business day; and

     2.   multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.


FREE LOOK

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.


                                       12



If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.


EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.


IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS


The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts we offer.

The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, the alignment of the investment objectives of an Underlying Fund with our hedging strategy, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract owners.

Certain Underlying Funds offered under this Contract have similar investment objectives to other Underlying Funds managed by the same adviser or sub-adviser. The investment results of the Underlying Funds, however, may be higher or lower than such other Underlying Funds. We do not guarantee or make any representation that the investment results of any of the Underlying Funds will be comparable to the investment results of any other Underlying Fund managed by the same investment adviser or sub-adviser.

Certain Underlying Funds invest substantially all their assets in other Underlying Funds. These arrangements are referred to as Fund-of-Funds or master-feeder funds. Fund-of-Funds and master-feeder funds require you to pay fees and expenses at both fund levels. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds held in the Fund-of-Funds structure. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure. This will reduce your investment return.

Certain Underlying Funds advised by our affiliate employ risk management strategies that are intended to control the Underlying Funds' overall volatility and to reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management techniques help us to manage our financial exposure in connection with certain guaranteed benefits and could limit the upside participation of these Underlying Funds in rising equity markets relative to other Underlying Funds.

From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown.


                                       13



However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Underlying Funds you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports. Please consult your independent financial advisor regarding which of these Variable Portfolios are appropriate for your risk structure.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund. The Underlying Funds along with their respective advisers are listed below.


     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES

     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF").


     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2 SHARES

     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").

     For contracts issued on or after June 15, 2015, Class 2 Shares of AFIS will no longer be available, and Class 4 Shares, which have higher total annual fund operating expenses, will be available instead.


     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2 SHARES

     Franklin Advisers, Inc. is the investment adviser to Franklin Templeton Variable Insurance Products Trust ("FTVIPT").

     Franklin Founding Funds Allocation VIP Fund ("VIP Founding Funds") is structured as a Fund-of-Funds. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds. Each Underlying Fund of the VIP Founding Funds has its own investment adviser.

     Please see the Franklin Templeton Variable Insurance Products prospectus for details.


     LORD ABBETT SERIES FUND, INC. -- CLASS VC SHARES

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").


     SAAMCO MANAGED TRUSTS

     We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo"), an affiliate of the Company. SAAMCo engages subadvisers to provide investment advice for the Underlying Funds. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.


     ANCHOR SERIES TRUST -- CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").


     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Real Return Portfolio listed below is part of the Seasons Series Trust ("SST").


     SUNAMERICA SERIES TRUST -- CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").


            SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO

            SAST also offers the SunAmerica Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio"). SAAMCo is the investment adviser of the Dynamic Allocation Portfolio. AllianceBernstein L.P. is the subadviser (the "Subadviser") of a component of the Dynamic Allocation Portfolio. The Dynamic Allocation Portfolio invests part of its assets as a Fund-of-Funds that in turn invests in Underlying Portfolios of the SAAMCo Managed Trusts.

            The Dynamic Allocation Portfolio has a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, the Dynamic Allocation Portfolio may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by the Company and provided by SAAMCo to the Subadviser. The


                                       14



            formula used by the Subadviser may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the investment adviser and the Portfolio's Board of Trustees, including a majority of the Independent Trustees. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


            CASH MANAGEMENT

            SAST also offers the Cash Management Variable Portfolio. During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.


          (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

                                       15



UNDERLYING FUNDS                                MANAGED BY:                                        TRUST    ASSET CLASS
---------------------------------------------   ----------------------------------------------   --------   -----------------
Aggressive Growth                               Wells Capital Management Incorporated            SAST       STOCK
American Funds Asset Allocation                 Capital Research and Management Company          AFIS       ASSET ALLOCATION
American Funds Global Growth                    Capital Research and Management Company          AFIS       STOCK
American Funds Growth                           Capital Research and Management Company          AFIS       STOCK
American Funds Growth-Income                    Capital Research and Management Company          AFIS       STOCK
Asset Allocation                                Edge Asset Management, Inc.                      AST        ASSET ALLOCATION
Balanced                                        J.P. Morgan Investment Management Inc.           SAST       ASSET ALLOCATION
Blue Chip Growth                                Massachusetts Financial Services Company         SAST       STOCK
Capital Appreciation                            Wellington Management Company LLP                AST        STOCK
Capital Growth                                  The Boston Company Asset Management, LLC         SAST       STOCK
Cash Management                                 BofA Advisors, LLC                               SAST       CASH
Corporate Bond                                  Federated Investment Management Company          SAST       BOND
Davis Venture Value                             Davis Selected Advisers, L.P.                    SAST       STOCK
"Dogs" of Wall Street                           SunAmerica Asset Management, LLC                 SAST       STOCK
Emerging Markets                                J.P. Morgan Investment Management Inc.           SAST       STOCK
Equity Opportunities                            OppenheimerFunds, Inc.                           SAST       STOCK
Foreign Value                                   Templeton Investment Counsel, LLC                SAST       STOCK
Franklin Founding Funds Allocation VIP Fund     Franklin Templeton Services, LLC                 FTVIPT     ASSET ALLOCATION
Franklin Income VIP Fund                        Franklin Advisers, Inc.                          FTVIPT     ASSET ALLOCATION
Fundamental Growth                              Wells Capital Management Incorporated            SAST       STOCK
Global Bond                                     Goldman Sachs Asset Management International     SAST       BOND
Global Equities                                 J.P. Morgan Investment Management Inc.           SAST       STOCK
Government and Quality Bond                     Wellington Management Company LLP                AST        BOND
Growth                                          Wellington Management Company LLP                AST        STOCK
Growth-Income                                   J.P. Morgan Investment Management Inc.           SAST       STOCK
Growth Opportunities                            Invesco Advisers, Inc.                           SAST       STOCK
High-Yield Bond                                 PineBridge Investments LLC                       SAST       BOND
International Diversified Equities              Morgan Stanley Investment Management Inc.        SAST       STOCK
International Growth and Income                 Putnam Investment Management, LLC                SAST       STOCK
Invesco V.I. American Franchise Fund,           Invesco Advisers, Inc.                           AVIF       STOCK
 Series II Shares
Invesco V.I. Comstock Fund, Series II Shares    Invesco Advisers, Inc.                           AVIF       STOCK
Invesco V.I. Growth and Income Fund,            Invesco Advisers, Inc.                           AVIF       STOCK
 Series II Shares
Lord Abbett Growth and Income                   Lord, Abbett & Co. LLC                           LASF       STOCK
Lord Abbett Mid Cap Stock                       Lord, Abbett & Co. LLC                           LASF       STOCK
Mid-Cap Growth                                  J.P. Morgan Investment Management Inc.           SAST       STOCK
Natural Resources                               Wellington Management Company LLP                AST        STOCK
Real Estate                                     Pyramis Global Advisors, LLC                     SAST       STOCK
Real Return                                     Wellington Management Company LLP                SST        BOND
SA AB Growth                                    AllianceBernstein L.P.                           SAST       STOCK
SA JPMorgan MFS Core Bond                       J.P. Morgan Investment Management Inc. and       SAST       BOND
                                                Massachusetts Financial Services Company
SA Marsico Focused Growth                       Marsico Capital Management, LLC                  SAST       STOCK
SA MFS Massachusetts Investors Trust            Massachusetts Financial Services Company         SAST       STOCK
SA MFS Total Return                             Massachusetts Financial Services Company         SAST       ASSET ALLOCATION
Small & Mid Cap Value                           AllianceBernstein L.P.                           SAST       STOCK
Small Company Value                             Franklin Advisory Services, LLC                  SAST       STOCK
SunAmerica Dynamic Allocation Portfolio         SunAmerica Asset Management, LLC and             SAST       ASSET ALLOCATION
                                                AllianceBernstein L.P.
Technology                                      Columbia Management Investment Advisers, LLC     SAST       STOCK
Telecom Utility                                 Massachusetts Financial Services Company         SAST       STOCK


YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.AIG.COM/ANNUITIES. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.



                                       16



SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.


FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts. Allocations to the Fixed Accounts, including the Secure Value Account, are obligations of the General Account. PLEASE SEE GENERAL ACCOUNT BELOW.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     o Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     o Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     o Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If you elect Polaris Income Builder, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with election of this Living Benefit and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. PLEASE SEE "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT POLARIS INCOME BUILDER?" UNDER OPTIONAL LIVING BENEFIT.


DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instructions on file.

If your contract was issued prior to October 1, 2013, the 2-Year DCA Fixed Account is also available for investment. The minimum subsequent Purchase Payment that you must invest for the 2-Year DCA Fixed Account is $2,400.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time


                                       17



frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.


DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as source accounts exclusively to facilitate the DCA program for a specified time period. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file. Upon notification of your death, we will terminate the DCA program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:


 MONTH     ACCUMULATION UNIT VALUE     UNITS PURCHASED
   1                $ 7.50                   100
   2                $ 5.00                   150
   3                $10.00                    75
   4                $ 7.50                   100
   5                $ 5.00                   150
   6                $ 7.50                   100

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY TIME AND WE WILL PROVIDE YOU NOTICE AT LEAST 30 DAYS PRIOR TO MODIFICATION, SUSPENSION OR TERMINATION OF THE DCA PROGRAM. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE DCA PROGRAM, WE WILL TRANSFER THE REMAINING MONEY ACCORDING TO YOUR CURRENT DCA TARGET ALLOCATIONS ON FILE.


POLARIS PORTFOLIO ALLOCATOR PROGRAM


PROGRAM DESCRIPTION

The Polaris Portfolio Allocator program is offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Polaris Portfolio Allocator program allows you to choose from one of the four Portfolio Allocator models designed to assist in meeting your stated investment goals. Each Portfolio Allocator model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The models allocate among the various asset classes to attempt to match certain combinations of investors' investment time horizon and risk tolerance. Please consult your financial representative about investment in the Polaris Portfolio Allocator program.


ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the Polaris Portfolio Allocator program by electing a Portfolio Allocator model when you purchase your variable annuity or if after contract issue, by contacting our Annuity Service Center. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the


                                       18



use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Portfolio Allocator model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in one Portfolio Allocator model at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Portfolio Allocator Model. If you: 1) attempt to allocate a portion of your Purchase Payment outside of your elected Portfolio Allocator model, or 2) if you invest in any Variable Portfolios in addition to investment in a Portfolio Allocator model under this program, such an investment may no longer be consistent with the Portfolio Allocator model's intended objectives and therefore, will effectively terminate your election of the Polaris Portfolio Allocator Model. If your election of the Polaris Portfolio Allocator Model is terminated, your investment will remain allocated to the same Variable Portfolios and in the same amounts as before the program was terminated; however, your investment will no longer be deemed to be in a Polaris Portfolio Allocator Model. However, if you have elected an optional Living Benefit prior to March 10, 2014, pursuant to certain investment requirements, a portion of your investment can be allocated to the SunAmerica Dynamic Allocation Portfolio in addition to a Polaris Portfolio Allocator Model.

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Portfolio Allocator model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Portfolio Allocator model, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives and therefore, will effectively terminate your participation in the program. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

You can transfer 100% of your investment from one Portfolio Allocator model to another Portfolio Allocator model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.

A subsequent Purchase Payment will be invested in the same Portfolio Allocator model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update your allocation instructions, DCA target allocation instructions and/or Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.


REBALANCING THE MODELS

You can elect to have your investment in the Portfolio Allocator models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. If you choose to make investments outside of a Portfolio Allocator model, only those Variable Portfolios within the Portfolio Allocator model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Portfolio Allocator model cannot be rebalanced if you wish to maintain your current Portfolio Allocator model allocations.

Over time, the Portfolio Allocator model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Portfolio Allocator model rebalanced at least annually, then your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change over time. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the Underlying Funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.


IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Portfolio Allocator models are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Portfolio Allocator model should be revised or whether it remains appropriate to invest in accordance with any particular Portfolio Allocator model.

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Portfolio Allocator models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have better investment returns investing in a single asset class than in a Portfolio Allocator model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Portfolio Allocator model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Portfolio Allocator models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Portfolio Allocator models meets your financial needs, investment time horizon, and is


                                       19



consistent with your risk tolerance level. Information concerning the specific Portfolio Allocator models can be obtained from your financial representative.


POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE MAY 1, 2015)


         VARIABLE PORTFOLIOS            MODEL A     MODEL B     MODEL C     MODEL D
 American Funds Global Growth              2.0%        2.0%        3.0%       6.0%
 American Funds Growth                     2.0%        2.0%        2.0%       2.0%
 American Funds Growth-Income              0.0%        0.0%        1.0%       5.0%
 Blue Chip Growth                          2.0%        2.0%        2.0%       4.0%
 Capital Appreciation                      2.0%        3.0%        4.0%       5.0%
 Capital Growth                            2.0%        3.0%        3.0%       4.0%
 Corporate Bond                           10.0%        8.0%        7.0%       1.0%
 Davis Venture Value                       4.0%        4.0%        4.0%       5.0%
 "Dogs" of Wall Street                     3.0%        3.0%        3.0%       5.0%
 Emerging Markets                          0.0%        1.0%        2.0%       2.0%
 Equity Opportunities                      2.0%        3.0%        4.0%       6.0%
 Foreign Value                             2.0%        3.0%        3.0%       3.0%
 Global Bond                               4.0%        4.0%        2.0%       2.0%
 Government and Quality Bond              10.0%        9.0%        7.0%       2.0%
 Growth-Income                             5.0%        6.0%        7.0%       8.0%
 High-Yield Bond                           4.0%        3.0%        2.0%       0.0%
 International Diversified Equities        2.0%        2.0%        3.0%       3.0%
 Invesco V.I. Comstock Fund,
   Series II Shares                        6.0%        6.0%        7.0%       8.0%
 Invesco V.I. Growth and Income
   Fund, Series II Shares                  6.0%        7.0%        8.0%       8.0%
 Real Estate                               0.0%        0.0%        0.0%       1.0%
 Real Return                               7.0%        4.0%        2.0%       0.0%
 SA JPMorgan MFS Core Bond                15.0%       12.0%       10.0%       5.0%
 SA Marsico Focused Growth                 1.0%        2.0%        3.0%       4.0%
 SA MFS Massachusetts Investors
   Trust                                   7.0%        7.0%        7.0%       8.0%
 Small & Mid Cap Value                     2.0%        2.0%        2.0%       2.0%
 Small Company Value                       0.0%        2.0%        2.0%       1.0%
                              TOTAL        100%        100%        100%       100%

The Polaris Portfolio Allocator Models listed above are those that are currently available. The Portfolio Allocator models are reconfigured from time to time. However, once you invest in a Portfolio Allocator model, the percentages of your contract value allocated to each Variable Portfolio within a Portfolio Allocator model will not be changed by us. If you purchased your contract prior to the current allocations of the Portfolio Allocator models specified above, any subsequent Purchase Payments will be invested in the same Portfolio Allocator model as your current investment and will not be invested in the Portfolio Allocator model allocations specified above unless you provide us with specific instructions to do so. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Portfolio Allocator model in line with your investment goals over time.

We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU IF WE EXERCISE THAT RIGHT. IN THE EVENT OF MODIFICATION, WE WILL ADMINISTER THE PROGRAM ACCORDING TO THE PARAMETERS OF THE MODIFICATION. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE PROGRAM, YOUR INVESTMENT WILL REMAIN IN THE SAME VARIABLE PORTFOLIOS AND IN THE SAME AMOUNTS AS BEFORE THE PROGRAM WAS SUSPENDED OR TERMINATED; HOWEVER, YOUR INVESTMENT WILL NO LONGER BE DEEMED TO BE IN A PORTFOLIO ALLOCATOR MODEL.

If you invested in a Portfolio Allocator model prior to May 1, 2015, PLEASE SEE THE POLARIS PORTFOLIO ALLOCATOR MODELS APPENDIX, for additional information regarding the previous allocations of the Portfolio Allocator models prior to that date.


TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts, subject to the Company's and the Underlying Funds' short term trading policies, by telephone (800) 445-7862, through the Company's website (www.aig.com/annuities), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center.


                                       20



Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.


SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or
(3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2014 and within the previous twelve months (from August 17, 2013 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2014 must be submitted by U.S. Mail (from August 17, 2014 through August 16, 2015).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1)    the number of transfers made in a defined period;

     (2)    the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;


                                       21



     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.


UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.


TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions. Under


                                       22



the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

If you elect the optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise. However, automatic asset rebalancing will continue if it is a requirement of an optional living benefit that remains in effect pursuant to your Spousal Beneficiary's election of Spousal Continuation.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU IF WE EXERCISE THAT RIGHT. IN THE EVENT OF MODIFICATION, WE WILL ADMINISTER THE PROGRAM ACCORDING TO THE PARAMETERS OF THE MODIFICATION. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE PROGRAM, WE WILL NO LONGER ADMINISTER THE PROGRAM AND YOUR INVESTMENTS WILL NO LONGER BE REBALANCED.


VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

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                              ACCESS TO YOUR MONEY
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You can access money in your contract by making a systematic, partial, or total withdrawal (surrender), and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an Optional Living Benefit and you take the Maximum Annual Withdrawal Amount, you may still take an additional amount under the Free Withdrawal provision without incurring a withdrawal charge. However, the additional amount of the Withdrawal that exceeds the Maximum Annual Withdrawal Amount that may be considered a Free Withdrawal will be treated as an Excess Withdrawal for purposes of calculating your Income Base, Income Credit Base and future income payments. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON POLARIS INCOME BUILDER?" UNDER OPTIONAL LIVING BENEFITS BELOW.


FREE WITHDRAWAL AMOUNT

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. AS A RESULT, IF YOU FULLY SURRENDER YOUR CONTRACT IN THE FUTURE WHILE WITHDRAWAL CHARGES ARE STILL APPLICABLE, YOU WILL NOT RECEIVE THE BENEFIT OF ANY PREVIOUSLY WITHDRAWN FREE WITHDRAWALS OR ANY WITHDRAWALS SUBJECT TO MINIMUM DISTRIBUTION REQUIREMENTS UPON A FULL SURRENDER FOR THE PURPOSES OF CALCULATING THE WITHDRAWAL CHARGE.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

When you make a partial withdrawal, we deduct it from any remaining annual free withdrawal amount first, next from remaining Purchase Payments on a first-in, first-out basis, and then from any remaining contract value. This means that you can also access your Purchase Payments that are


                                       23



no longer subject to withdrawal charges before those Purchase Payments that are still subject to withdrawal charges.

Your annual free withdrawal amount is the greater of:

     1) 10% of remaining Purchase Payments not yet withdrawn each contract year, and still subject to withdrawal charges; or

     2) The Maximum Annual Withdrawal Amount not yet withdrawn each contract year, if you elected a Living Benefit.

If you are taking required minimum distributions ("RMD") applicable to this contract only, current Company practice is to waive any withdrawal charges applicable to those withdrawals.

The annual amounts withdrawn free of a withdrawal charge do not reduce the amount you invested for purposes of calculating the withdrawal charges (total Purchase Payments still subject to withdrawal charges). As a result, if you surrender your contract in the future while withdrawal charges are still applicable, any previous annual free withdrawal amount in the current contract year would then be subject to applicable withdrawal charges. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. If, in any contract year, you choose to take less than the full 10% free withdrawal amount, as described above, or the Maximum Annual Withdrawal Amount, if allowed under the Living Benefit you elected, then you may not carry over the unused amount as an annual free withdrawal in subsequent years.

We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal and the Accumulated Premium Breakpoint achieved based on the sum of all Purchase Payments. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features, if applicable. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract and your withdrawal charge based on your Accumulated Premium Breakpoint for the 3rd contract year is 4%. We will apply the following calculation:

A-(B x C)=D, where:

     A=  Your contract value at the time of your request for withdrawal
         ($90,000)

     B= The amount of your Purchase Payments still subject to withdrawal charge ($100,000)

     C= The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 4% is the applicable percentage) [B x C=$4,000]

     D=  Your full contract value ($86,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100 after the withdrawal, and your total contract value must be at least $2,500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio, Fixed Account or DCA Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.


SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds


                                       24



the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.

Upon notification of your death, we will terminate the Systematic Withdrawal program unless your Beneficiary instructs us otherwise.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU IF WE EXERCISE THAT RIGHT.


NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION REGARDING THE AVAILABILITY OF THE NURSING HOME WAIVER.


MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

If you elected the optional Living Benefit, withdrawals taken under the parameters of the feature that reduce contract value below the minimum contract value will not terminate your contract. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

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                            OPTIONAL LIVING BENEFIT
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OVERVIEW OF LIVING BENEFIT


The optional Living Benefit, POLARIS INCOME BUILDER(R), is designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live. As long as you take these withdrawals within the parameters of the Living Benefit, you may receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You may elect the optional Living Benefit, which is a guaranteed minimum withdrawal benefit, for an additional fee only at the time of contract issue. The Living Benefit may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit's value is dependent on your contract's performance, your withdrawal activity and your longevity. Though the optional Living Benefit offers additional protections, the additional fee associated with the benefit has the impact of reducing the net investment return.

Please read carefully the more detailed description of the Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. YOU SHOULD ANALYZE THE LIVING BENEFIT THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE DECIDING TO ELECT THE LIVING BENEFIT.

POLARIS INCOME BUILDER(R) offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit.

The annual 6% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The 6% Income Credit is only available in years when no withdrawals are taken. After the first 12 years, only the highest Anniversary Value increase may be available.


GENERAL INFORMATION APPLICABLE TO THE LIVING BENEFIT

The "SunAmerica Income Builder" Living Benefit was renamed "Polaris Income Builder" as of March 10, 2014. All references in the prospectus to the "SunAmerica Income Builder" Living Benefit have been changed accordingly.

You must invest in accordance with investment requirements outlined below.

The Living Benefit may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The Living Benefit guarantees that only certain Purchase Payments received during the first contract year are included in the Income Base.


                                       25



This optional Living Benefit is designed for individuals and their spouses who are seeking participation in the growth potential of the stock market and desire protection features that provide guaranteed lifetime retirement income. Thus, if a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

Certain living benefits are no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO MARCH 10, 2014, PLEASE SEE APPENDIX F FOR DETAILS REGARDING THOSE BENEFITS.


LIVING BENEFIT DEFINED TERMS


ANNIVERSARY VALUE
The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below). The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW.


BENEFIT EFFECTIVE DATE
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.


BENEFIT QUARTER
Each consecutive 3 month period starting on the Benefit Effective Date.


BENEFIT QUARTER ANNIVERSARY
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.


BENEFIT YEAR
Each consecutive one year period starting on the Benefit Effective Date.


BENEFIT YEAR ANNIVERSARY
The date on which each Benefit Year begins.


CONTRACT YEAR
Each consecutive one year period starting on the contract issue date.


COVERED PERSON(S)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.

ELIGIBLE PURCHASE PAYMENTS
Eligible Purchase Payments are 100% of the Purchase Payments made in the first Contract Year and are included in the calculation of the Income Base and Income Credit Base. The calculation of Eligible Purchase Payments does not include Income Credits or the Continuation Contribution, if applicable. However, the Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Purchase Payments are limited to the Purchase Payments Limit without prior Company approval.

EXAMPLE: If you made a $100,000 Purchase Payment in contract year 1, the total maximum Eligible Purchase Payment is $100,000. Eligible Purchase Payments will not include additional Purchase Payments made in contract years 2 and after.


EXCESS WITHDRAWAL
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. This withdrawal may include, but is not limited to, any withdrawal taken in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.


INCOME BASE
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.


INCOME CREDIT
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:


 INCOME CREDIT                 INCOME CREDIT AVAILABILITY
       6%         Available during the first 12 Benefit Years -- the
                  Income Credit is eliminated in years any withdrawal
                  is taken

INCOME CREDIT BASE
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.


INCOME CREDIT PERIOD
The period of time over which we calculate the Income Credit.


INELIGIBLE PURCHASE PAYMENTS
Purchase Payments received after the first Contract Year, as discussed in the table under "ELIGIBLE PURCHASE PAYMENTS" above.


INVESTMENT REQUIREMENTS
We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the "Secure Value Account"). The remaining 90%


                                       26



of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT POLARIS INCOME BUILDER?" below.


MAXIMUM ANNUAL WITHDRAWAL AMOUNT
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.


MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero. Currently, the Maximum Annual Withdrawal Percentage is the same as the Protected Income Payment Percentage.


PROTECTED INCOME PAYMENT
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.


PROTECTED INCOME PAYMENT PERCENTAGE
The percentage used to determine the Protected Income Payment.


POLARIS INCOME BUILDER


How does Polaris Income Builder work?

The Living Benefit locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Eligible Purchase Payment. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit. PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" BELOW.


What determines the amount I can receive each year?

The amount that you receive depends on the age of the Covered Person(s) at the time of first withdrawal and whether your contract value is greater than or equal to zero.

While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base or Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of the first withdrawal.

If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of first withdrawal. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" AND "WHAT HAPPENS TO MY LIVING BENEFIT UPON THE LATEST ANNUITY DATE?" BELOW.


  NUMBER OF COVERED PERSONS      MAXIMUM ANNUAL
      AND AGE OF COVERED           WITHDRAWAL       PROTECTED INCOME
 PERSON AT FIRST WITHDRAWAL*       PERCENTAGE      PAYMENT PERCENTAGE
 One Covered Person
 (Age 64 and Younger)                4.0%                4.0%
 One Covered Person
 (Ages 65 and older)                 5.2%                5.2%
 Two Covered Persons
 (Age 64 and Younger)                3.5%                3.5%
 Two Covered Persons
 (Ages 65 and older)                 4.7%                4.7%

* If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.


Are there investment requirements if I elect a Living Benefit?

Yes, you must allocate your assets, including Purchase Payments and Continuation Contributions, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.

The Secure Value Account is only available for investment if you elect the living benefit. With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one-year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the living benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available or to the Variable Portfolios at any time unless the living benefit is cancelled.

You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

You must allocate your assets in accordance with one of two options below:


  1   10% Secure      90% SunAmerica Dynamic Allocation
      Value Account   Portfolio
  2   10% Secure      Up to 90% in one or more of the following
      Value Account   individual Variable Portfolios:
                      Cash Management
                      Corporate Bond
                      Global Bond
                      Government and Quality Bond
                      Real Return
                      SA JPMorgan MFS Core Bond
                      SunAmerica Dynamic Allocation Portfolio

                                       27



How do my investment requirements impact my feature and contract?

Before you elect the Living Benefit, you and your financial representative should carefully consider whether the investment requirements associated with this Living Benefit meet your investment objectives and risk tolerance.

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.

Your allocation instructions must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or the Fixed Account, if available. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.


REBALANCING AND INVESTMENT REQUIREMENTS

We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.

Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer ("Default Rebalancing Instructions") which will replace any previous rebalancing instructions you may have provided.

If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE.

We will not rebalance amounts in the Secure Value Account or DCA Fixed Account(s) under the Automatic Asset Rebalancing Program.

What are the factors used to calculate Polaris Income Builder?

The benefit offered by Polaris Income Builder is calculated by considering the factors described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS. It is important to note that only Purchase Payments made during the first contract year are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first contract year, you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments and Anniversary Values.

SECOND, we consider the INCOME CREDIT PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than
(1) all previous Anniversary Values; and (2) Eligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

SIXTH, we determine the INCOME CREDIT.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit may only be added to the Income Base if NO WITHDRAWALS ARE TAKEN in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be


                                       28



eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.

SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT PERCENTAGE represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person.

The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors: 1) whether there is one or two Covered Person(s); and 2) the age of the Covered Person at the time of first withdrawal.

Please see the table under "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR?" above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.

EIGHTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.

FINALLY, we determine the EXCESS WITHDRAWALS.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any.

On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the highest Anniversary Value, if the Income Base is increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.

Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. SINCE HIGHEST ANNIVERSARY VALUES ARE DETERMINED ONLY ON THE BENEFIT YEAR ANNIVERSARIES, YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR CONTRACT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARIES.

If the contract value has been reduced to zero, the Income Base will no longer be recalculated on each Benefit Year Anniversary. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON POLARIS INCOME BUILDER?" BELOW.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?


INCREASES IN THE INCOME BASE

During the first Contract Year in which Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.


DECREASES IN THE INCOME BASE

Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON POLARIS INCOME BUILDER?" BELOW.

What are the effects of withdrawals on Polaris Income Builder?

The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if


                                       29



you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

YOU SHOULD NOT ELECT THE LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

The impact of withdrawals on specific factors is further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

     PROTECTED INCOME PAYMENT: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, fee payments or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" BELOW.

All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under this Living Benefit will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.


What is the fee for Polaris Income Builder?

The fee for Polaris Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION REGARDING THE ASSESSMENT OF THE FEE. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:


                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                           INITIAL      MAXIMUM      MINIMUM        EACH
       NUMBER OF           ANNUAL       ANNUAL       ANNUAL        BENEFIT
    COVERED PERSONS       FEE RATE     FEE RATE     FEE RATE      QUARTER*
 One Covered Person         1.10%        2.20%        0.60%     (+or-)0.25%
 Two Covered Persons        1.35%        2.70%        0.60%     (+or-)0.25%

* The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).

Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. PLEASE SEE APPENDIX C -- FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME BUILDER FEE.

The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.

Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio. The SunAmerica Dynamic Allocation Portfolio utilizes an


                                       30



investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased and the SunAmerica Dynamic Allocation Portfolio may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Similarly, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and the SunAmerica Dynamic Allocation Portfolio may increase its exposure to equity markets.

Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an addition of an Income Credit, new highest Anniversary Value or addition of subsequent Eligible Purchase Payments, will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

What happens if the contract value is reduced to zero while the Income Base is greater than zero?

If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR CONTRACT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH THE LIVING BENEFIT WILL TERMINATE.

If your contract value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:

     1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2.   Any option mutually agreeable between you and us.

Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.


When and how may I elect a Living Benefit?

You may elect a Living Benefit at the time of contract issue (the "Benefit Effective Date"). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, the Covered Persons must meet the age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.

POLARIS INCOME BUILDER -
IF YOU ELECT ONE COVERED PERSON:


                                  COVERED PERSON
                            MINIMUM AGE     MAXIMUM AGE
         One Owner              45              80
      Joint Owners(1)           45              80

POLARIS INCOME BUILDER -
IF YOU ELECT TWO COVERED PERSONS:


                             COVERED PERSON #1      COVERED PERSON #2
                            MINIMUM     MAXIMUM     MINIMUM     MAXIMUM
                              AGE         AGE         AGE         AGE
      Non-Qualified:
      Joint Owners(2)         45          80          45          85
      Non-Qualified:
         One Owner
       with Spousal
        Beneficiary           45          80          45        N/A(3)
        Qualified:
         One Owner
       with Spousal
        Beneficiary           45          80          45        N/A(3)

(1)   Based on the age of the older Owner.

(2)   Based on the age of the younger Joint Owner.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.


                                       31



If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?

As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.

Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. IF YOU MUST TAKE RMD FROM THIS CONTRACT AND WANT TO ENSURE THAT THESE WITHDRAWALS ARE NOT CONSIDERED EXCESS WITHDRAWALS, YOUR WITHDRAWALS MUST BE SET UP ON THE SYSTEMATIC WITHDRAWAL PROGRAM FOR RMDS ADMINISTERED BY OUR ANNUITY SERVICE CENTER.

We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Therefore, if you are transferring from another company and are already 70 1/2, you should take the current tax year's RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning 70 1/2, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of age 70 1/2, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.

If you have elected Polaris Income Builder, no Income Credit will be included in the calculation of the Income Base when an RMD is taken.

What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?

If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. PLEASE SEE "HOW DOES POLARIS INCOME BUILDER WORK?" ABOVE.

If spousal continuation occurs, the Continuing Spouse will continue to receive any increases to the Income Base for highest Anniversary Values, or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:

     1. Annuitize the contract value under the contract's annuity provisions (please see ANNUITY INCOME OPTIONS below); or

     2. Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.

     3.   Any annuity income option mutually agreeable between you and us.


                                       32



Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.


Can I elect to cancel my Living Benefit?

The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.


   CANCELLATION                         CANCELLATION
 REQUEST RECEIVED                      EFFECTIVE DATE
     Years 1-5                  5th Benefit Year Anniversary
     Years 5+         Benefit Quarter Anniversary following the receipt
                                 of the cancellation request

Once cancellation is effective, the guarantees under the Living Benefit are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the same Benefit Quarter in which the cancellation occurs, on the Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.

What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel my Living Benefit?

Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to the Cash Management Variable Portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. Purchase Payments will no longer be allocated to the Secure Value Account after cancellation.

The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or Cash Management Variable Portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.

Are there circumstances under which my Living Benefit will be automatically cancelled?

The Living Benefit will automatically be cancelled upon the occurrence of one of the following:

     1.   Annuitization of the contract; or

     2.   Termination or surrender of the contract; or

     3.   A death benefit is paid resulting in the contract being terminated;
          or

     4. An Excess Withdrawal that reduces the contract value and Income Base to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT?" above.

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.


                                       33



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary(ies) who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death in Good Order. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider due proof of death in Good Order to be satisfactory written proof of death which may include: (1) a certified copy of the death certificate; (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL and/or US Life to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record, unless otherwise required by state law.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.


BENEFICIARY CONTINUATION PROGRAMS

EXTENDED LEGACY PROGRAM

The Extended Legacy Program can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. The Extended Legacy Guide includes important information regarding the program and may be requested from the Annuity Service Center.

We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.


                                       34



If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.

If the Beneficiary elects the Extended Legacy Program, we will charge an annual Separate Account Charge of 0.85%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may transfer funds among the Variable Portfolios, subject to the same limitations and restrictions that applied to the original Owner. Any Fixed Accounts or DCA Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.


5-YEAR SETTLEMENT OPTION

The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


INHERITED ACCOUNT PROGRAM

The Inherited Account Program, if available, can allow a beneficiary of another company's annuity contract to transfer their inherited IRA or inherited Non-Qualified deferred annuity to fund a new contract issued by the Company. The beneficiary of the transferred contract may elect the Inherited Account Program on the Inherited Account and Required Minimum Distribution Election Form along with a new contract application. The beneficiary of the transferred contract becomes the Owner of the contract issued by us.

There are certain restrictions applicable to the Inherited Account Program. No Purchase Payments are permitted after the contract has been issued. Optional Living Benefits cannot be elected under the Inherited Account Program. The contract may not be assigned and ownership may not be changed or jointly owned.

The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified annuity contracts. Once the contract is issued, a systematic withdrawal program must be established and cannot be terminated.

The contract issued is subject to the same fees and charges applicable to any Owner of the contract, including withdrawal charges. All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options. Upon your death, your designated Beneficiary will receive the standard death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.

PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used for the standard death benefit, if you have elected the Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals. If cumulative withdrawals for the current contract year are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.


                                       35



STANDARD DEATH BENEFIT

The standard death benefit is calculated differently depending on whether you have also elected the Living Benefit described above.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF THE LIVING BENEFIT:

If the contract is issued prior to your 86th birthday, the death benefit is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF THE LIVING
BENEFIT:

If the contract is issued prior to your 86th birthday, the death benefit is the greater of:

     1.   Contract value; or

     2.   Purchase Payments reduced by:

          a. any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated; or

          b. any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract. If the Continuing Spouse terminates any optional death benefit, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.

Non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. If you elected the optional Maximum Anniversary Value Death Benefit, the death benefit payable upon the Continuing Spouse's death would differ depending on the Continuing Spouse's age on the Continuation Date. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

The Continuing Spouse may not terminate the Maximum Anniversary Value death benefit if elected at contract issue. To the extent that the Continuing Spouse invests in the Variable Portfolios, he/she will be subject to investment risk as was the original Owner.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AND WE WILL SUPPLEMENT THE PROSPECTUS PRIOR TO ANY CHANGE BEING EFFECTIVE.

PLEASE SEE OPTIONAL LIVING BENEFIT ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges


                                       36



or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.


SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 0.95% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


PREMIUM BASED CHARGE

A Premium Based Charge applies to all initial and subsequent Premiums you make to your contract and is deducted from your contract value on each Quarter Anniversary following the date each Premium is received by us. The Premium Based Charge equals a percentage of each Premium and is based on the Accumulated Premium Breakpoint achieved by the amount of the Premium or the sum of Premiums received by us, according to the table below. The Premium Based Charge reimburses us for distribution expenses, including commissions.

Each Premium is subject to a Premium Based Charge during the period beginning on the first Quarter Anniversary following the date the Premium is received by us and continuing for a total of 28 Quarter Anniversaries (over a 7 year period). Once the Premium Based Charge has been deducted for 28 Quarter Anniversaries, the Premium is no longer subject to the Premium Based Charge.

The Accumulated Premium Breakpoint that determines the Premium Based Charge percentage applicable on the first Quarter Anniversary is determined by the sum of Premiums received during the first contract quarter.

     For example, if you make an initial Premium of $40,000 during the first contract quarter, on the first Quarter Anniversary, the Accumulated Premium Breakpoint achieved is "Less than $50,000" and the corresponding Premium Based Charge percentage is 5.00%.

After the first Quarter Anniversary, the Accumulated Premium Breakpoint and Premium Based Charge percentage applicable to subsequent Premium(s) are determined by the sum of all Premiums previously received plus the subsequent Premium(s) when received by us. If the sum of Premiums results in a higher Accumulated Premium Breakpoint being achieved, the Premium Based Charge percentage applicable to the entire subsequent Premium will be based on the corresponding Accumulated Premium Breakpoint. Once a Premium Based Charge is set for a Premium, it is fixed for seven years and will not change for that Premium even if subsequent Premiums are received and/or withdrawals are taken.

     For example, assuming an initial Premium of $40,000, you make a subsequent Premium of $20,000 six months after the initial Premium. The sum of Premiums, $60,000, qualifies to meet the next Accumulated Premium Breakpoint of "$50,000 but less than $100,000" and the corresponding Premium Based Charge percentage of 4.50%. Therefore, the Premium Based Charge percentage for the entire $20,000 Premium would be 4.50%.


                                                         QUARTERLY
                                                          PREMIUM
                                                        BASED CHARGE
                                          PREMIUM       (OVER 7 YEAR
ACCUMULATED PREMIUM BREAKPOINT         BASED CHARGE       PERIOD)
 Less than $50,000                        5.00%           0.1786%
 $50,000 but less than $100,000           4.50%           0.1607%
 $100,000 but less than $250,000          3.50%           0.1250%
 $250,000 but less than $500,000          2.50%           0.0893%
 $500,000 but less than $1,000,000        2.00%           0.0714%
 $100,000,000 or more                     1.25%           0.0446%

If you fully surrender your contract, we will not deduct any remaining Premium Based Charge from the amount surrendered. We will not assess a Premium Based Charge when we pay a death benefit, when you switch to the Income Phase and when there are no Premiums subject to the Premium Based Charge.


WITHDRAWAL CHARGE

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or


                                       37



if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses related to issuing your contract, and other acquisition expenses.

We apply a withdrawal charge against each Purchase Payment (also known as "Premium") you contribute to the contract. After a Premium has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Premium. The withdrawal charge percentage declines over time for each Premium in the contract.

The Accumulated Premium Breakpoint schedule below is used to determine the Withdrawal Charge Schedule applicable to each Premium as determined on the day we receive the Premium. The withdrawal charge applies to each Premium for 7 years. The Withdrawal Charge Schedule, once determined, will not change for that Premium even if subsequent Premiums are made or withdrawals are taken.

Your initial Accumulated Premium Breakpoint is determined by the amount of your initial Premium. Thereafter, the Accumulated Premium Breakpoint and withdrawal charge schedule applicable to subsequent Premiums are determined by the sum of all Premiums previously received plus the subsequent premium(s) when received by us.

You may reduce the applicable percentage but not the duration of your Withdrawal Charge Schedule by adding subsequent Premiums which may also allow you to achieve a higher Accumulated Premium Breakpoint. If a portion of a subsequent Premium results in a sum of Premiums that achieves a higher Accumulated Premium Breakpoint, according to the table below, then that entire subsequent Premium will be subject to the Withdrawal Charge Schedule applicable to the corresponding Accumulated Premium Breakpoint.

     For example, if you make an initial Premium of $40,000, the Accumulated Premium Breakpoint achieved is "Less than $50,000" and the corresponding Withdrawal Charge Schedule over 7 years is "6%, 5%, 5%, 4%, 3%, 2%, 1%, 0%." If you make a subsequent Premium of $20,000 six months later, the sum of Premiums, $60,000, qualifies for the next Accumulated Premium Breakpoint of "$50,000 but less than $100,000." Therefore, the corresponding Withdrawal Charge Schedule over 7 years for the entire $20,000 subsequent Premium would be "5.5%, 5%, 5%, 4%, 3%, 2%, 1%, 0%."

The Accumulated Premium Breakpoints and corresponding Withdrawal Charge Schedules are listed below:


WITHDRAWAL CHARGE SCHEDULE


ACCUMULATED                             YEARS SINCE RECEIPT OF EACH PREMIUM
PREMIUM
BREAKPOINT                 1         2        3        4        5       6         7      8+
 Less than $50,000        6%       5%       5%        4%      3%       2%       1%      0%
 $50,000 but less
 than $100,000           5.5%      5%       5%        4%      3%       2%       1%      0%
 $100,000 but less
 than $250,000           4.5%      4%       4%        3%      3%       2%       1%      0%
 $250,000 but less
 than $500,000           3.5%      3%       3%      2.25%     2%       2%       1%      0%
 $500,000 but less
 than $1,000,000          3%       2%       2%       1.5%     1%       1%       1%      0%
 $1,000,000 or more     2.25%     1.5%     1.5%       1%      1%     0.75%     0.5%     0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, we reduce the withdrawn amount from the contract value by any applicable withdrawal charges. If you fully surrender your contract, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase. Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.


UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the fees are set by the Underlying Funds' own board of directors.

There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.


12b-1 FEES

Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Class 3 shares of Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust, Series II shares of AIM Invesco


                                       38



Insurance Funds (Invesco Variable Insurance Funds), and Class 2 shares of American Funds Insurance Series and Franklin Templeton Variable Insurance Products Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.


CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $50 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $75,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.


TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.


OPTIONAL LIVING BENEFIT FEE

The Polaris Income Builder Living Benefit fee will be calculated as a percentage of the Income Base for all years in which the Living Benefit is in effect. The fee depends on whether you elect to cover one or two lives.

The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Fixed Accounts, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.

We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.



                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                           INITIAL      MAXIMUM      MINIMUM        EACH
       NUMBER OF           ANNUAL       ANNUAL       ANNUAL        BENEFIT
    COVERED PERSONS       FEE RATE     FEE RATE     FEE RATE      QUARTER*
 One Covered Person         1.10%        2.20%        0.60%     (+or-)0.25%
 Two Covered Persons        1.35%        2.70%        0.60%     (+or-)0.25%

* The fee rate can decrease or increase no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary," we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above. PLEASE SEE APPENDIX C -- FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME BUILDER FEE.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FEE

The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).


PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.


REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to


                                       39



remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 0.25% to 5.00% of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE


We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of affiliated and unaffiliated broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually for the life of the contract.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2014 in the Statement of Additional Information which is available upon request.

NON-CASH COMPENSATION. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the


                                       40



contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST. YOU MAY WISH TO TAKE SUCH REVENUE SHARING ARRANGEMENTS INTO ACCOUNT WHEN CONSIDERING OR EVALUATING ANY RECOMMENDATION RELATING TO THIS CONTRACT.


PAYMENTS WE RECEIVE

We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We and our affiliates generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.525% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment adviser realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INCOME PHASE


WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.


WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below for contracts issued in New York. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth. Your Latest Annuity Date is defined as the first business day of the month following your 95th birthday. For contracts issued in the state of New York, we can extend the Accumulation Phase from age 90 to the first business day of the month following your 95th birthday upon your request. In accordance with the Company's final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if your contract was issued in


                                       41



New York with a Latest Annuity Date of age 90, you must notify us that you want to extend the Accumulation Phase to your 95th birthday. Please see LEGAL PROCEEDINGS for more information about the settlement and our enhanced practices related to the handling of unclaimed property.


HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.


ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.


ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.


ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments. The sum of remaining guaranteed variable annuity income payments is discounted at a rate of no less than 8% in order to determine the discounted present value.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR ANNUITY INCOME OPTIONS AVAILABLE UNDER THE LIVING BENEFIT.


                                       42



FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.


ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     o for life income options, your age when annuity income payments begin; and

     o the contract value attributable to the Variable Portfolios on the Annuity Date; and

     o the 3.5% assumed investment rate used in the annuity table for the contract; and

     o the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, is based on the guaranteed minimum interest rate specified in your contract and will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CONTRACTS PROVIDE TAX-DEFERRED ACCUMULATION OVER TIME, BUT MAY BE SUBJECT TO CERTAIN FEDERAL INCOME AND EXCISE TAXES, MENTIONED BELOW. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS. SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE ("IRC"). WE DO NOT ATTEMPT TO DESCRIBE ANY POTENTIAL ESTATE OR GIFT TAX, OR ANY APPLICABLE STATE, LOCAL OR FOREIGN TAX LAW OTHER THAN POSSIBLE PREMIUM TAXES MENTIONED UNDER "PREMIUM TAX CHARGE." DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLANS AND PROGRAMS ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES.


ANNUITY CONTRACTS IN GENERAL

The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the


                                       43



Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.

If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.

Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans (including 401(k) plans), and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.


AGGREGATION OF CONTRACTS

Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     o     after attaining age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o     under an immediate annuity contract;

     o when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     o     after attainment of age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     o dividends paid with respect to stock of a corporation described in IRC Section 404(k);

     o     for payment of medical expenses to the extent such

                                       44



           withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     o transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     o for payment of health insurance if you are unemployed and meet certain requirements;

     o distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;

     o amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;

     o payments to certain individuals called up for active duty after September 11, 2001; and

     o payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2;
(2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the
IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.


REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.


                                       45



Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. Upon notification of your death, we will terminate the automatic required minimum distribution unless your Beneficiary instructs us otherwise. We reserve the right to change or discontinue this service at any time.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.


CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")

A Contract Owner who is not a "United States person" which is defined to mean:

     o     a citizen or resident of the United States

     o a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

     o any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

     o     a person that meets the substantial presence test

     o     any other person that is not a foreign person.

                                       46



should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form.


OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
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                               OTHER INFORMATION
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THE DISTRIBUTOR

AIG Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG Capital Services, Inc., an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.


THE COMPANY

AMERICAN GENERAL LIFE INSURANCE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("AGL Merger"). Before the AGL Merger, contracts in all states


                                       47



except New York were issued by SunAmerica Annuity. Upon the AGL Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The AGL Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The AGL Merger also did not result in any adverse tax consequences for any contract Owners.

Contracts are issued by AGL in all states, except New York, where they are issued by US Life.


THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The United States Life Insurance Company in the City of New York ("US Life") is a stock life insurance company organized under the laws of the state of New York on February 25, 1850. Its home office is One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life conducts life insurance and annuity business primarily in the state of New York.

Effective December 31, 2011, First SunAmerica Life Insurance Company ("First SunAmerica"), a former affiliate of US Life, merged with and into US Life ("US Life Merger"). Before the US Life Merger, contracts in New York were issued by First SunAmerica. Upon the US Life Merger, all contractual obligations of First SunAmerica became obligations of US Life.

The US Life Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from First SunAmerica to US Life. The US Life Merger also did not result in any adverse tax consequences for any contract Owners.


OWNERSHIP STRUCTURE OF THE COMPANY

AGL and US Life are indirect, wholly owned subsidiaries of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL and US Life are regulated for the benefit of policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL and US Life are required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require AGL and US Life to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's and US Life's operations.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.


OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.


THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Seven was a separate account of SunAmerica Annuity, originally established under Arizona law on August 28, 1998. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Seven was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

Before December 31, 2011, FS Variable Separate Account was a separate account of First SunAmerica, originally established under New York law on September 9, 1994. On December 31, 2011, and in conjunction with the merger of


                                       48



US Life and First SunAmerica, FS Variable Separate Account was transferred to and became a separate account of US Life under New York law.

These Separate Accounts are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.


THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.


THE COMPANY AND THE SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company and -Separate Account are available by requesting a free copy of the Statement of Additional Information by calling
(800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be


                                       49



confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.


CYBER SECURITY

The Company is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, the Company is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential contract owner information. Cyber-attacks affecting us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential contract owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.


LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Accounts. Various lawsuits against AGL and US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL and US Life, such as through financial examinations, market conduct exams or regulatory inquiries.

As of April 30, 2015, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.


REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.

Separate Account and the Company

General Account

Information Regarding the Use of the Volatility Index ("VIX")

Performance Data

Annuity Income Payments

Annuity Unit Values

Taxes

Broker-Dealer Firms Receiving Revenue Sharing Payments

Distribution of Contracts

Financial Statements

                                       50

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                        (IN ALL STATES EXCEPT NEW YORK)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                       FISCAL YEAR      FISCAL YEAR       FISCAL YEAR
                                                        INCEPTION         ENDED            ENDED             ENDED
VARIABLE PORTFOLIOS                                    TO 12/31/11       12/31/12         12/31/13         12/31/14
===================================================== =============   =============   ===============   ==============
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$9.186       (a)$8.071       (a)$9.268         (a)$13.091
                                                      (b)$9.027       (b)$7.920       (b)$9.072         (b)$12.782
 Ending AUV.......................................... (a)$8.071       (a)$9.268       (a)$13.091        (a)$13.006
                                                      (b)$7.920       (b)$9.072       (b)$12.782        (b)$12.667
 Ending Number of AUs................................ (a)6,372        (a)47,170       (a)8,558          (a)14,412
                                                      (b)1,192        (b)4,060        (b)10,511         (b)28,594

------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION - AFIS Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$17.947      (a)$16.830      (a)$19.369        (a)$23.733
                                                      (b)$17.578      (b)$16.462      (b)$18.899        (b)$23.099
 Ending AUV.......................................... (a)$16.830      (a)$19.369      (a)$23.733        (a)$24.777
                                                      (b)$16.462      (b)$18.899      (b)$23.099        (b)$24.055
 Ending Number of AUs................................ (a)65,422       (a)283,275      (a)415,259        (a)674,117
                                                      (b)42,796       (b)176,845      (b)302,924        (b)603,355

------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$26.449      (a)$21.959      (a)$26.658        (a)$34.113
                                                      (b)$25.903      (b)$21.466      (b)$25.995        (b)$33.182
 Ending AUV.......................................... (a)$21.959      (a)$26.658      (a)$34.113        (a)$34.572
                                                      (b)$21.466      (b)$25.995      (b)$33.182        (b)$33.544
 Ending Number of AUs................................ (a)270,895      (a)781,363      (a)1,179,761      (a)1,471,648
                                                      (b)102,392      (b)282,716      (b)506,042        (b)874,022

------------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$22.729      (a)$19.852      (a)$23.182        (a)$29.877
                                                      (b)$22.255      (b)$19.399      (b)$22.596        (b)$29.050
 Ending AUV.......................................... (a)$19.852      (a)$23.182      (a)$29.877        (a)$32.113
                                                      (b)$19.399      (b)$22.596      (b)$29.050        (b)$31.145
 Ending Number of AUs................................ (a)159,147      (a)564,497      (a)834,148        (a)1,016,245
                                                      (b)59,818       (b)197,362      (b)380,592        (b)671,616

------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$18.541      (a)$16.840      (a)$19.597        (a)$25.916
                                                      (b)$18.138      (b)$16.466      (b)$19.113        (b)$25.213
 Ending AUV.......................................... (a)$16.840      (a)$19.597      (a)$25.916        (a)$28.401
                                                      (b)$16.466      (b)$19.113      (b)$25.213        (b)$27.562
 Ending Number of AUs................................ (a)62,260       (a)257,147      (a)686,789        (a)1,205,652
                                                      (b)28,809       (b)148,716      (b)448,651        (b)1,082,583

------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$16.239      (a)$15.279      (a)$16.900        (a)$19.686
                                                      (b)$15.831      (b)$14.893      (b)$16.432        (b)$19.093
 Ending AUV.......................................... (a)$15.279      (a)$16.900      (a)$19.686        (a)$20.903
                                                      (b)$14.893      (b)$16.432      (b)$19.093        (b)$20.222
 Ending Number of AUs................................ (a)30,480       (a)80,514       (a)100,367        (a)114,679
                                                      (b)9,141        (b)28,373       (b)36,872         (b)75,611

------------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                           FISCAL YEAR      FISCAL YEAR       FISCAL YEAR
                                            INCEPTION         ENDED            ENDED             ENDED
VARIABLE PORTFOLIOS                        TO 12/31/11       12/31/12         12/31/13         12/31/14
========================================= =============   =============   ===============   ==============
BALANCED - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$10.666      (a)$10.211      (a)$11.414        (a)$13.475
                                          (b)$10.329      (b)$9.877       (b)$11.013        (b)$12.970
 Ending AUV.............................. (a)$10.211      (a)$11.414      (a)$13.475        (a)$14.838
                                          (b)$9.877       (b)$11.013      (b)$12.970        (b)$14.246
 Ending Number of AUs.................... (a)45,572       (a)156,951      (a)211,880        (a)316,139
                                          (b)22,478       (b)85,495       (b)171,915        (b)281,148

------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$6.662       (a)$5.841       (a)$6.439         (a)$8.524
                                          (b)$6.449       (b)$5.647       (b)$6.210         (b)$8.201
 Ending AUV.............................. (a)$5.841       (a)$6.439       (a)$8.524         (a)$9.427
                                          (b)$5.647       (b)$6.210       (b)$8.201         (b)$9.046
 Ending Number of AUs.................... (a)47,145       (a)79,716       (a)100,986        (a)387,968
                                          (b)15,429       (b)42,508       (b)100,949        (b)560,366

------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$19.597      (a)$15.803      (a)$19.346        (a)$25.964
                                          (b)$19.084      (b)$15.371      (b)$18.770        (b)$25.128
 Ending AUV.............................. (a)$15.803      (a)$19.346      (a)$25.964        (a)$29.565
                                          (b)$15.371      (b)$18.770      (b)$25.128        (b)$28.542
 Ending Number of AUs.................... (a)87,337       (a)229,299      (a)711,853        (a)953,738
                                          (b)33,688       (b)102,113      (b)340,908        (b)630,593

------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$8.353       (a)$7.600       (a)$8.555         (a)$10.926
                                          (b)$8.137       (b)$7.392       (b)$8.301         (b)$10.575
 Ending AUV.............................. (a)$7.600       (a)$8.555       (a)$10.926        (a)$11.723
                                          (b)$7.392       (b)$8.301       (b)$10.575        (b)$11.319
 Ending Number of AUs.................... (a)4,175        (a)11,912       (a)13,067         (a)21,170
                                          (b)1,880        (b)18,635       (b)42,611         (b)74,956

------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$11.571      (a)$11.462      (a)$11.298        (a)$11.134
                                          (b)$11.229      (b)$11.109      (b)$10.923        (b)$10.738
 Ending AUV.............................. (a)$11.462      (a)$11.298      (a)$11.134        (a)$10.971
                                          (b)$11.109      (b)$10.923      (b)$10.738        (b)$10.554
 Ending Number of AUs.................... (a)86,712       (a)18,429       (a)99,066         (a)117,180
                                          (b)6,946        (b)10,863       (b)95,447         (b)128,606

------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$20.639      (a)$20.981      (a)$23.097        (a)$23.142
                                          (b)$20.110      (b)$20.411      (b)$22.413        (b)$22.401
 Ending AUV.............................. (a)$20.981      (a)$23.097      (a)$23.142        (a)$24.193
                                          (b)$20.411      (b)$22.413      (b)$22.401        (b)$23.360
 Ending Number of AUs.................... (a)209,299      (a)723,026      (a)1,643,661      (a)2,097,613
                                          (b)76,302       (b)269,050      (b)642,161        (b)1,043,917

------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$15.617      (a)$13.819      (a)$15.390        (a)$20.329
                                          (b)$15.218      (b)$13.442      (b)$14.933        (b)$19.675
 Ending AUV.............................. (a)$13.819      (a)$15.390      (a)$20.329        (a)$21.440
                                          (b)$13.442      (b)$14.933      (b)$19.675        (b)$20.699
 Ending Number of AUs.................... (a)105,832      (a)325,559      (a)747,623        (a)1,013,524
                                          (b)46,028       (b)156,838      (b)364,787        (b)642,480

------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                               FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                               INCEPTION          ENDED             ENDED             ENDED
VARIABLE PORTFOLIOS                                           TO 12/31/11        12/31/12          12/31/13         12/31/14
============================================================ =============   ===============   ===============   ==============
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$16.246      (a)$16.665        (a)$18.742        (a)$25.300
                                                             (b)$15.829      (b)$16.210        (b)$18.185        (b)$24.487
 Ending AUV................................................. (a)$16.665      (a)$18.742        (a)$25.300        (a)$27.687
                                                             (b)$16.210      (b)$18.185        (b)$24.487        (b)$26.730
 Ending Number of AUs....................................... (a)2,212        (a)107,479        (a)365,685        (a)515,749
                                                             (b)720          (b)29,440         (b)157,518        (b)316,079

-------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$30.757      (a)$21.511        (a)$25.240        (a)$24.095
                                                             (b)$30.036      (b)$20.985        (b)$24.562        (b)$23.389
 Ending AUV................................................. (a)$21.511      (a)$25.240        (a)$24.095        (a)$22.406
                                                             (b)$20.985      (b)$24.562        (b)$23.389        (b)$21.695
 Ending Number of AUs....................................... (a)14,205       (a)44,043         (a)154,230        (a)241,521
                                                             (b)4,925        (b)20,914         (b)81,004         (b)186,008

-------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$12.830      (a)$12.055        (a)$13.919        (a)$18.047
                                                             (b)$12.508      (b)$11.747        (b)$13.529        (b)$17.498
 Ending AUV................................................. (a)$12.055      (a)$13.919        (a)$18.047        (a)$19.694
                                                             (b)$11.747      (b)$13.529        (b)$17.498        (b)$19.047
 Ending Number of AUs....................................... (a)549          (a)63,131         (a)449,566        (a)682,603
                                                             (b)256          (b)23,090         (b)201,974        (b)458,747

-------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$10.932      (a)$8.512         (a)$10.058        (a)$12.263
                                                             (b)$10.797      (b)$8.394         (b)$9.894         (b)$12.033
 Ending AUV................................................. (a)$8.512       (a)$10.058        (a)$12.263        (a)$11.301
                                                             (b)$8.394       (b)$9.894         (b)$12.033        (b)$11.061
 Ending Number of AUs....................................... (a)835,489      (a)2,423,961      (a)3,220,562      (a)3,953,023
                                                             (b)317,609      (b)880,087        (b)1,322,971      (b)1,931,911

-------------------------------------------------------------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND - FTVIPT Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$10.236      (a)$9.184         (a)$10.492        (a)$13.579
                                                             (b)$10.159      (b)$9.094         (b)$10.364        (b)$13.411
 Ending AUV................................................. (a)$9.184       (a)$10.492        (a)$12.865        (a)$14.071
                                                             (b)$9.094       (b)$10.364        (b)$12.675        (b)$13.863
 Ending Number of AUs....................................... (a)24,669       (a)48,018         (a)109,037        (a)574,340
                                                             (b)16,233       (b)44,018         (b)111,204        (b)666,009

-------------------------------------------------------------
FRANKLIN INCOME VIP FUND - FTVIPT Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$11.401      (a)$10.781        (a)$12.030        (a)$12.865
                                                             (b)$11.330      (b)$10.702        (b)$11.912        (b)$12.675
 Ending AUV................................................. (a)$10.781      (a)$12.030        (a)$13.579        (a)$13.106
                                                             (b)$10.702      (b)$11.912        (b)$13.411        (b)$12.881
 Ending Number of AUs....................................... (a)90,666       (a)323,638        (a)479,766        (a)183,299
                                                             (b)54,410       (b)203,548        (b)380,936        (b)296,946

-------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$7.776       (a)$6.690         (a)$7.678         (a)$10.399
                                                             (b)$7.534       (b)$6.478         (b)$7.416         (b)$10.019
 Ending AUV................................................. (a)$6.690       (a)$7.678         (a)$10.399        (a)$11.055
                                                             (b)$6.478       (b)$7.416         (b)$10.019        (b)$10.625
 Ending Number of AUs....................................... (a)914          (a)21,844         (a)21,841         (a)20,005
                                                             (b)2,619        (b)8,597          (b)19,906         (b)39,839

-------------------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                   FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                   INCEPTION          ENDED             ENDED             ENDED
VARIABLE PORTFOLIOS                               TO 12/31/11        12/31/12          12/31/13         12/31/14
================================================ =============   ===============   ===============   ==============
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$17.798      (a)$18.000        (a)$18.476        (a)$17.609
                                                 (b)$17.353      (b)$17.517        (b)$17.936        (b)$17.052
 Ending AUV..................................... (a)$18.000      (a)$18.476        (a)$17.609        (a)$17.340
                                                 (b)$17.517      (b)$17.936        (b)$17.052        (b)$16.749
 Ending Number of AUs........................... (a)54,780       (a)212,230        (a)616,331        (a)922,393
                                                 (b)29,682       (b)101,468        (b)283,116        (b)560,765

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$10.629      (a)$8.628         (a)$9.964         (a)$12.426
                                                 (b)$10.397      (b)$8.427         (b)$9.708         (b)$12.076
 Ending AUV..................................... (a)$8.628       (a)$9.964         (a)$12.426        (a)$12.792
                                                 (b)$8.427       (b)$9.708         (b)$12.076        (b)$12.401
 Ending Number of AUs........................... (a)4,043        (a)21,471         (a)46,645         (a)84,204
                                                 (b)339          (b)4,336          (b)34,239         (b)86,713

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$16.109      (a)$16.858        (a)$17.288        (a)$16.726
                                                 (b)$15.704      (b)$16.406        (b)$16.783        (b)$16.196
 Ending AUV..................................... (a)$16.858      (a)$17.288        (a)$16.726        (a)$17.381
                                                 (b)$16.406      (b)$16.783        (b)$16.196        (b)$16.788
 Ending Number of AUs........................... (a)534,665      (a)2,089,739      (a)3,915,320      (a)4,559,597
                                                 (b)215,470      (b)713,384        (b)1,456,613      (b)2,105,655

-------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$7.018       (a)$5.992         (a)$6.960         (a)$9.477
                                                 (b)$7.243       (b)$6.175         (b)$7.155         (b)$9.718
 Ending AUV..................................... (a)$5.992       (a)$6.960         (a)$9.477         (a)$9.713
                                                 (b)$6.175       (b)$7.155         (b)$9.718         (b)$9.935
 Ending Number of AUs........................... (a)184,748      (a)588,293        (a)728,766        (a)750,412
                                                 (b)57,026       (b)205,912        (b)306,047        (b)357,455

-------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$13.475      (a)$11.594        (a)$13.056        (a)$17.440
                                                 (b)$13.113      (b)$11.266        (b)$12.655        (b)$16.862
 Ending AUV..................................... (a)$11.594      (a)$13.056        (a)$17.440        (a)$18.516
                                                 (b)$11.266      (b)$12.655        (b)$16.862        (b)$17.858
 Ending Number of AUs........................... (a)6,968        (a)16,419         (a)27,076         (a)37,992
                                                 (b)3,009        (b)13,611         (b)39,993         (b)84,727

-------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$9.848       (a)$9.621         (a)$10.813        (a)$14.078
                                                 (b)$9.550       (b)$9.319         (b)$10.447        (b)$13.567
 Ending AUV..................................... (a)$9.621       (a)$10.813        (a)$14.078        (a)$15.872
                                                 (b)$9.319       (b)$10.447        (b)$13.567        (b)$15.258
 Ending Number of AUs........................... (a)122,533      (a)527,638        (a)1,499,138      (a)2,006,971
                                                 (b)48,299       (b)233,062        (b)687,368        (b)1,275,785

-------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$17.044      (a)$16.585        (a)$19.171        (a)$20.441
                                                 (b)$16.634      (b)$16.160        (b)$18.633        (b)$19.818
 Ending AUV..................................... (a)$16.585      (a)$19.171        (a)$20.441        (a)$20.368
                                                 (b)$16.160      (b)$18.633        (b)$19.818        (b)$19.698
 Ending Number of AUs........................... (a)25,720       (a)119,103        (a)344,281        (a)482,720
                                                 (b)16,822       (b)73,704         (b)169,023        (b)329,651

-------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                           FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                           INCEPTION          ENDED             ENDED             ENDED
VARIABLE PORTFOLIOS                                       TO 12/31/11        12/31/12          12/31/13         12/31/14
======================================================== =============   ===============   ===============   ==============
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$10.002      (a)$7.748         (a)$8.984         (a)$10.708
                                                         (b)$9.757       (b)$7.551         (b)$8.733         (b)$10.384
 Ending AUV............................................. (a)$7.748       (a)$8.984         (a)$10.708        (a)$9.686
                                                         (b)$7.551       (b)$8.733         (b)$10.384        (b)$9.369
 Ending Number of AUs................................... (a)4,630        (a)107,738        (a)463,229        (a)689,897
                                                         (b)3,042        (b)44,344         (b)217,770        (b)366,009

---------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$12.601      (a)$9.805         (a)$11.751        (a)$14.170
                                                         (b)$12.288      (b)$9.552         (b)$11.419        (b)$13.735
 Ending AUV............................................. (a)$9.805       (a)$11.751        (a)$14.170        (a)$12.678
                                                         (b)$9.552       (b)$11.419        (b)$13.735        (b)$12.258
 Ending Number of AUs................................... (a)2,783        (a)5,601          (a)23,369         (a)32,349
                                                         (b)7,614        (b)11,082         (b)12,991         (b)39,237

---------------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE, CLASS II SHARES - AVIF
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$12.278      (a)$10.563        (a)$11.864        (a)$16.430
                                                         (b)$12.033      (b)$10.337        (b)$11.581        (b)$15.998
 Ending AUV............................................. (a)$10.563      (a)$11.864        (a)$16.430        (a)$17.604
                                                         (b)$10.337      (b)$11.581        (b)$15.998        (b)$17.099
 Ending Number of AUs................................... (a)3,172        (a)14,257         (a)22,931         (a)26,449
                                                         (b)2,616        (b)7,962          (b)18,215         (b)34,518

---------------------------------------------------------
INVESCO V.I. COMSTOCK, CLASS II SHARES - AVIF
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$14.357      (a)$12.778        (a)$15.052        (a)$20.227
                                                         (b)$14.024      (b)$12.460        (b)$14.641        (b)$19.626
 Ending AUV............................................. (a)$12.778      (a)$15.052        (a)$20.227        (a)$21.859
                                                         (b)$12.460      (b)$14.641        (b)$19.626        (b)$21.156
 Ending Number of AUs................................... (a)422,878      (a)1,265,557      (a)1,951,980      (a)2,377,411
                                                         (b)166,297      (b)465,809        (b)826,537        (b)1,377,449

---------------------------------------------------------
INVESCO V.I. GROWTH AND INCOME, CLASS II SHARES - AVIF
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$16.204      (a)$14.484        (a)$16.406        (a)$21.740
                                                         (b)$15.799      (b)$14.102        (b)$15.933        (b)$21.060
 Ending AUV............................................. (a)$14.484      (a)$16.406        (a)$21.740        (a)$23.680
                                                         (b)$14.102      (b)$15.933        (b)$21.060        (b)$22.882
 Ending Number of AUs................................... (a)487,187      (a)1,470,919      (a)2,124,740      (a)2,477,811
                                                         (b)196,752      (b)544,102        (b)886,374        (b)1,351,814

---------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$13.438      (a)$11.716        (a)$13.008        (a)$17.512
                                                         (b)$13.140      (b)$11.440        (b)$12.670        (b)$17.014
 Ending AUV............................................. (a)$11.716      (a)$13.008        (a)$17.512        (a)$18.673
                                                         (b)$11.440      (b)$12.670        (b)$17.014        (b)$18.098
 Ending Number of AUs................................... (a)61,706       (a)162,555        (a)240,289        (a)271,231
                                                         (b)20,038       (b)70,267         (b)122,398        (b)167,629

---------------------------------------------------------
LORD ABBETT MID CAP STOCK - LASF Class VC Shares
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$15.990      (a)$13.869        (a)$15.735        (a)$20.314
                                                         (b)$15.634      (b)$13.544        (b)$15.329        (b)$19.740
 Ending AUV............................................. (a)$13.869      (a)$15.735        (a)$20.314        (a)$22.441
                                                         (b)$13.544      (b)$15.329        (b)$19.740        (b)$21.753
 Ending Number of AUs................................... (a)24,441       (a)39,093         (a)56,450         (a)70,488
                                                         (b)8,043        (b)21,620         (b)43,237         (b)82,046

---------------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                               FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                               INCEPTION          ENDED             ENDED             ENDED
VARIABLE PORTFOLIOS                                           TO 12/31/11        12/31/12          12/31/13         12/31/14
============================================================ =============   ===============   ===============   ==============
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$11.022      (a)$9.342         (a)$10.712        (a)$15.075
                                                             (b)$10.745      (b)$9.092         (b)$10.399        (b)$14.598
 Ending AUV................................................. (a)$9.342       (a)$10.712        (a)$15.075        (a)$16.573
                                                             (b)$9.092       (b)$10.399        (b)$14.598        (b)$16.009
 Ending Number of AUs....................................... (a)296,738      (a)893,032        (a)876,519        (a)832,001
                                                             (b)117,515      (b)321,811        (b)371,588        (b)423,543

-------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$13.331      (a)$9.732         (a)$9.955         (a)$10.407
                                                             (b)$13.169      (b)$9.599         (b)$9.794         (b)$10.214
 Ending AUV................................................. (a)$9.732       (a)$9.955         (a)$10.407        (a)$8.378
                                                             (b)$9.599       (b)$9.794         (b)$10.214        (b)$8.202
 Ending Number of AUs....................................... (a)13,784       (a)25,356         (a)43,092         (a)61,001
                                                             (b)11,311       (b)25,779         (b)38,599         (b)90,152

-------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$30.525      (a)$29.272        (a)$33.907        (a)$32.804
                                                             (b)$29.758      (b)$28.498        (b)$32.929        (b)$31.778
 Ending AUV................................................. (a)$29.272      (a)$33.907        (a)$32.804        (a)$42.063
                                                             (b)$28.498      (b)$32.929        (b)$31.778        (b)$40.646
 Ending Number of AUs....................................... (a)34,676       (a)109,524        (a)181,994        (a)150,791
                                                             (b)12,111       (b)45,604         (b)82,475         (b)78,828

-------------------------------------------------------------
REAL RETURN - Seasons Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$11.949      (a)$12.229        (a)$12.572        (a)$11.801
                                                             (b)$11.971      (b)$12.234        (b)$12.546        (b)$11.747
 Ending AUV................................................. (a)$12.229      (a)$12.572        (a)$11.801        (a)$11.881
                                                             (b)$12.234      (b)$12.546        (b)$11.747        (b)$11.797
 Ending Number of AUs....................................... (a)208,508      (a)812,988        (a)2,205,540      (a)3,008,007
                                                             (b)77,601       (b)322,975        (b)872,348        (b)1,452,755

-------------------------------------------------------------
SA AB GROWTH* - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$8.868       (a)$7.973         (a)$9.186         (a)$12.475
                                                             (b)$8.643       (b)$7.761         (b)$8.919         (b)$12.084
 Ending AUV................................................. (a)$7.973       (a)$9.186         (a)$12.475        (a)$14.072
                                                             (b)$7.761       (b)$8.919         (b)$12.084        (b)$13.597
 Ending Number of AUs....................................... (a)1,215        (a)2,979          (a)7,169          (a)11,322
                                                             (b)753          (b)12,322         (b)34,820         (b)84,319

-------------------------------------------------------------
SA JPMORGAN MFS CORE BOND** - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$18.838      (a)$19.529        (a)$20.700        (a)$19.719
                                                             (b)$18.374      (b)$19.022        (b)$20.112        (b)$19.112
 Ending AUV................................................. (a)$19.529      (a)$20.700        (a)$19.719        (a)$20.421
                                                             (b)$19.022      (b)$20.112        (b)$19.112        (b)$19.743
 Ending Number of AUs....................................... (a)651,411      (a)2,046,081      (a)3,652,218      (a)4,368,175
                                                             (b)255,924      (b)764,908        (b)1,418,803      (b)2,120,546

-------------------------------------------------------------
SA MARSICO FOCUSED GROWTH PORTFOLIO*** - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$10.965      (a)$9.987         (a)$10.979        (a)$14.612
                                                             (b)$10.829      (b)$9.851         (b)$10.801        (b)$14.341
 Ending AUV................................................. (a)$9.987       (a)$10.979        (a)$14.612        (a)$16.060
                                                             (b)$9.851       (b)$10.801        (b)$14.341        (b)$15.722
 Ending Number of AUs....................................... (a)32,760       (a)118,980        (a)445,538        (a)635,727
                                                             (b)10,869       (b)51,805         (b)198,078        (b)401,794

-------------------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit


        * On May 1, 2015, the Alliance Growth Portfolio was renamed SA AB Growth Portfolio.
        ** On January 16, 2015, the Total Return Bond Portfolio was renamed SA JPMorgan MFS Core Bond Portfolio.
        *** On May 1, 2015, the Marsico Focused Growth Portfolio was renamed SA Marsico Focused Growth Portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  (IN ALL STATES EXCEPT NEW YORK) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                              FISCAL YEAR        FISCAL YEAR       FISCAL YEAR
                                                              INCEPTION          ENDED              ENDED             ENDED
VARIABLE PORTFOLIOS                                          TO 12/31/11        12/31/12          12/31/13           12/31/14
=========================================================== =============   ===============   ================   ===============
SA MFS MASSACHUSETTS INVESTORS TRUST* - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$11.937      (a)$10.731        (a)$12.633         (a)$16.455
                                                            (b)$11.493      (b)$10.313        (b)$12.112         (b)$15.736
 Ending AUV................................................ (a)$10.731      (a)$12.633        (a)$16.455         (a)$18.027
                                                            (b)$10.313      (b)$12.112        (b)$15.736         (b)$17.196
 Ending Number of AUs...................................... (a)374,486      (a)1,213,283      (a)2,263,470       (a)2,791,546
                                                            (b)152,649      (b)471,429        (b)994,222         (b)1,630,750

------------------------------------------------------------
SA MFS TOTAL RETURN** - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$17.107      (a)$16.312        (a)$17.942         (a)$21.098
                                                            (b)$16.673      (b)$15.869        (b)$17.410         (b)$20.422
 Ending AUV................................................ (a)$16.312      (a)$17.942        (a)$21.098         (a)$22.607
                                                            (b)$15.869      (b)$17.410        (b)$20.422         (b)$21.828
 Ending Number of AUs...................................... (a)56,871       (a)305,199        (a)525,644         (a)604,971
                                                            (b)23,457       (b)130,424        (b)281,788         (b)422,567

------------------------------------------------------------
SMALL AND MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$12.742      (a)$10.739        (a)$12.584         (a)$17.135
                                                            (b)$12.582      (b)$10.587        (b)$12.375         (b)$16.808
 Ending AUV................................................ (a)$10.739      (a)$12.584        (a)$17.135         (a)$18.477
                                                            (b)$10.587      (b)$12.375        (b)$16.808         (b)$18.079
 Ending Number of AUs...................................... (a)177,599      (a)460,187        (a)590,065         (a)670,511
                                                            (b)66,272       (b)200,196        (b)270,846         (b)406,620

------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$10.762      (a)$9.644         (a)$11.231         (a)$15.023
                                                            (b)$10.628      (b)$9.508         (b)$11.046         (b)$14.739
 Ending AUV................................................ (a)$9.644       (a)$11.231        (a)$15.023         (a)$14.847
                                                            (b)$9.508       (b)$11.046        (b)$14.739         (b)$14.529
 Ending Number of AUs...................................... (a)223,090      (a)588,617        (a)644,564         (a)752,283
                                                            (b)83,489       (b)217,286        (b)260,982         (b)402,830

------------------------------------------------------------
SUNAMERICA DYNAMIC ALLOCATION - SAST Class 3 Shares
(Inception Date - 4/30/12)
 Beginning AUV............................................. (a)N/A          (a)$10.451        (a)$10.569         (a)$12.264
                                                            (b)N/A          (b)$10.451        (b)$10.550         (b)$12.211
 Ending AUV................................................ (a)N/A          (a)$10.569        (a)$12.264         (a)$12.673
                                                            (b)N/A          (b)$10.550        (b)$12.211         (b)$12.587
 Ending Number of AUs...................................... (a)N/A          (a)5,609,641      (a)22,759,645      (a)65,177,439
                                                            (b)N/A          (b)1,127,815      (b)4,566,012       (b)12,590,702

------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$2.535       (a)$2.264         (a)$2.411          (a)$2.999
                                                            (b)$2.441       (b)$2.185         (b)$2.321          (b)$2.881
 Ending AUV................................................ (a)$2.264       (a)$2.411         (a)$2.999          (a)$3.699
                                                            (b)$2.185       (b)$2.321         (b)$2.881          (b)$3.545
 Ending Number of AUs...................................... (a)15,580       (a)24,726         (a)29,165          (a)50,669
                                                            (b)476          (b)26,486         (b)52,887          (b)115,926

------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$12.961      (a)$12.212        (a)$13.693         (a)$16.233
                                                            (b)$12.652      (b)$11.910        (b)$13.321         (b)$15.752
 Ending AUV................................................ (a)$12.212      (a)$13.693        (a)$16.233         (a)$18.042
                                                            (b)$11.910      (b)$13.321        (b)$15.752         (b)$17.464
 Ending Number of AUs...................................... (a)2,103        (a)20,364         (a)19,762          (a)34,112
                                                            (b)2,187        (b)9,476          (b)16,938          (b)34,504

------------------------------------------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit


        *     On May 1, 2015, the MFS Massachusetts Investors Trust Portfolio
              was renamed SA MFS Massachusetts Investors Trust Portfolio.
        **    On May 1, 2015, the MFS Total Return Portfolio was renamed SA MFS
              Total Return Portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                                     ONLY)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                       FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                        INCEPTION         ENDED           ENDED           ENDED
VARIABLE PORTFOLIOS                                    TO 12/31/11       12/31/12        12/31/13       12/31/14
===================================================== =============   =============   =============   ============
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$9.186       (a)$8.071       (a)$9.268       (a)$13.091
                                                      (b)$9.027       (b)$7.920       (b)$9.072       (b)$12.782
 Ending AUV.......................................... (a)$8.071       (a)$9.268       (a)$13.091      (a)$13.006
                                                      (b)$7.920       (b)$9.072       (b)$12.782      (b)$12.667
 Ending Number of AUs................................ (a)0            (a)0            (a)0            (a)0
                                                      (b)0            (b)0            (b)0            (b)0

------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION - AFIS Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$17.947      (a)$16.830      (a)$19.369      (a)$23.733
                                                      (b)$17.578      (b)$16.462      (b)$18.899      (b)$23.099
 Ending AUV.......................................... (a)$16.830      (a)$19.369      (a)$23.733      (a)$24.777
                                                      (b)$16.462      (b)$18.899      (b)$23.099      (b)$24.055
 Ending Number of AUs................................ (a)1,637        (a)2,830        (a)2,590        (a)2,521
                                                      (b)174          (b)1,756        (b)1,674        (b)1,728

------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$26.449      (a)$21.959      (a)$26.658      (a)$34.113
                                                      (b)$25.903      (b)$21.466      (b)$25.995      (b)$33.182
 Ending AUV.......................................... (a)$21.959      (a)$26.658      (a)$34.113      (a)$34.572
                                                      (b)$21.466      (b)$25.995      (b)$33.182      (b)$33.544
 Ending Number of AUs................................ (a)4,914        (a)7,676        (a)9,386        (a)9,793
                                                      (b)2,284        (b)5,672        (b)6,500        (b)7,339

------------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$22.729      (a)$19.852      (a)$23.182      (a)$29.877
                                                      (b)$22.255      (b)$19.399      (b)$22.596      (b)$29.050
 Ending AUV.......................................... (a)$19.852      (a)$23.182      (a)$29.877      (a)$32.113
                                                      (b)$19.399      (b)$22.596      (b)$29.050      (b)$31.145
 Ending Number of AUs................................ (a)2,492        (a)4,707        (a)5,578        (a)5,969
                                                      (b)983          (b)3,460        (b)3,798        (b)3,632

------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$18.541      (a)$16.840      (a)$19.597      (a)$25.916
                                                      (b)$18.138      (b)$16.466      (b)$19.113      (b)$25.213
 Ending AUV.......................................... (a)$16.840      (a)$19.597      (a)$25.916      (a)$28.401
                                                      (b)$16.466      (b)$19.113      (b)$25.213      (b)$27.562
 Ending Number of AUs................................ (a)567          (a)1,256        (a)2,435        (a)3,006
                                                      (b)958          (b)1,263        (b)3,125        (b)3,368

------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV....................................... (a)$16.239      (a)$15.279      (a)$16.900      (a)$19.686
                                                      (b)$15.831      (b)$14.893      (b)$16.432      (b)$19.093
 Ending AUV.......................................... (a)$15.279      (a)$16.900      (a)$19.686      (a)$20.903
                                                      (b)$14.893      (b)$16.432      (b)$19.093      (b)$20.222
 Ending Number of AUs................................ (a)2,948        (a)4,259        (a)4,103        (a)3,939
                                                      (b)0            (b)1,331        (b)1,342        (b)1,384

------------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                               ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                           FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                            INCEPTION         ENDED           ENDED           ENDED
VARIABLE PORTFOLIOS                        TO 12/31/11       12/31/12        12/31/13       12/31/14
========================================= =============   =============   =============   ============
BALANCED - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$10.666      (a)$10.211      (a)$11.414      (a)$13.475
                                          (b)$10.329      (b)$9.877       (b)$11.013      (b)$12.970
 Ending AUV.............................. (a)$10.211      (a)$11.414      (a)$13.475      (a)$14.838
                                          (b)$9.877       (b)$11.013      (b)$12.970      (b)$14.246
 Ending Number of AUs.................... (a)4,062        (a)5,842        (a)5,546        (a)5,127
                                          (b)337          (b)28,432       (b)27,067       (b)25,755

------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$6.662       (a)$5.841       (a)$6.439       (a)$8.524
                                          (b)$6.449       (b)$5.647       (b)$6.210       (b)$8.201
 Ending AUV.............................. (a)$5.841       (a)$6.439       (a)$8.524       (a)$9.427
                                          (b)$5.647       (b)$6.210       (b)$8.201       (b)$9.046
 Ending Number of AUs.................... (a)846          (a)885          (a)781          (a)1,071
                                          (b)961          (b)1,756        (b)1,552        (b)1,443

------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$19.597      (a)$15.803      (a)$19.346      (a)$25.964
                                          (b)$19.084      (b)$15.371      (b)$18.770      (b)$25.128
 Ending AUV.............................. (a)$15.803      (a)$19.346      (a)$25.964      (a)$29.565
                                          (b)$15.371      (b)$18.770      (b)$25.128      (b)$28.542
 Ending Number of AUs.................... (a)1,684        (a)2,125        (a)5,672        (a)6,703
                                          (b)858          (b)1,492        (b)2,273        (b)3,106

------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$8.353       (a)$7.600       (a)$8.555       (a)$9.540
                                          (b)$8.137       (b)$7.392       (b)$8.301       (b)$9.248
 Ending AUV.............................. (a)$7.600       (a)$8.555       (a)$9.540       (a)$11.723
                                          (b)$7.392       (b)$8.301       (b)$9.248       (b)$11.319
 Ending Number of AUs.................... (a)0            (a)0            (a)0            (a)283
                                          (b)0            (b)0            (b)0            (b)0

------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$11.571      (a)$11.462      (a)$11.298      (a)$11.134
                                          (b)$11.229      (b)$11.109      (b)$10.923      (b)$10.860
 Ending AUV.............................. (a)$11.462      (a)$11.298      (a)$11.134      (a)$10.971
                                          (b)$11.109      (b)$10.923      (b)$10.860      (b)$10.554
 Ending Number of AUs.................... (a)1            (a)1            (a)1            (a)1
                                          (b)0            (b)0            (b)0            (b)0

------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$20.639      (a)$20.981      (a)$23.097      (a)$23.142
                                          (b)$20.110      (b)$20.411      (b)$22.413      (b)$22.401
 Ending AUV.............................. (a)$20.981      (a)$23.097      (a)$23.142      (a)$24.193
                                          (b)$20.411      (b)$22.413      (b)$22.401      (b)$23.360
 Ending Number of AUs.................... (a)5,806        (a)9,602        (a)17,643       (a)18,363
                                          (b)2,224        (b)6,067        (b)9,142        (b)10,337

------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV........................... (a)$15.617      (a)$13.819      (a)$15.390      (a)$20.329
                                          (b)$15.218      (b)$13.442      (b)$14.933      (b)$19.675
 Ending AUV.............................. (a)$13.819      (a)$15.390      (a)$20.329      (a)$21.440
                                          (b)$13.442      (b)$14.933      (b)$19.675      (b)$20.699
 Ending Number of AUs.................... (a)2,763        (a)4,068        (a)6,970        (a)7,797
                                          (b)1,615        (b)3,176        (b)3,966        (b)4,910

------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                               ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                              FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                               INCEPTION         ENDED           ENDED           ENDED
VARIABLE PORTFOLIOS                                           TO 12/31/11       12/31/12        12/31/13       12/31/14
============================================================ =============   =============   =============   ============
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$16.246      (a)$16.665      (a)$18.742      (a)$25.300
                                                             (b)$15.829      (b)$16.210      (b)$18.185      (b)$24.487
 Ending AUV................................................. (a)$16.665      (a)$18.742      (a)$25.300      (a)$27.687
                                                             (b)$16.210      (b)$18.185      (b)$24.487      (b)$26.730
 Ending Number of AUs....................................... (a)0            (a)866          (a)2,795        (a)3,914
                                                             (b)0            (b)157          (b)831          (b)1,386

-------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$30.757      (a)$21.511      (a)$25.240      (a)$24.095
                                                             (b)$30.036      (b)$20.985      (b)$24.562      (b)$23.389
 Ending AUV................................................. (a)$21.511      (a)$25.240      (a)$24.095      (a)$22.406
                                                             (b)$20.985      (b)$24.562      (b)$23.389      (b)$21.695
 Ending Number of AUs....................................... (a)117          (a)368          (a)1,115        (a)1,746
                                                             (b)222          (b)376          (b)777          (b)1,143

-------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$12.830      (a)$12.055      (a)$13.919      (a)$18.047
                                                             (b)$12.508      (b)$11.747      (b)$13.529      (b)$17.498
 Ending AUV................................................. (a)$12.055      (a)$13.919      (a)$18.047      (a)$19.694
                                                             (b)$11.747      (b)$13.529      (b)$17.498      (b)$19.047
 Ending Number of AUs....................................... (a)0            (a)522          (a)3,455        (a)5,152
                                                             (b)0            (b)141          (b)1,018        (b)1,778

-------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$10.932      (a)$8.512       (a)$10.058      (a)$12.263
                                                             (b)$10.797      (b)$8.394       (b)$9.894       (b)$12.033
 Ending AUV................................................. (a)$8.512       (a)$10.058      (a)$12.263      (a)$11.301
                                                             (b)$8.394       (b)$9.894       (b)$12.033      (b)$11.061
 Ending Number of AUs....................................... (a)16,369       (a)26,232       (a)30,199       (a)33,656
                                                             (b)6,390        (b)18,187       (b)20,472       (b)22,451

-------------------------------------------------------------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND - FTVIPT Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$10.236      (a)$9.184       (a)$10.492      (a)$13.579
                                                             (b)$10.159      (b)$9.094       (b)$10.364      (b)$13.411
 Ending AUV................................................. (a)$9.184       (a)$10.492      (a)$11.675      (a)$14.071
                                                             (b)$9.094       (b)$10.364      (b)$11.522      (b)$13.863
 Ending Number of AUs....................................... (a)0            (a)0            (a)0            (a)5,188
                                                             (b)0            (b)0            (b)0            (b)8,533

-------------------------------------------------------------
FRANKLIN INCOME VIP FUND - FTVIPT Class 2 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$11.401      (a)$10.781      (a)$12.030      (a)$11.675
                                                             (b)$11.330      (b)$10.702      (b)$11.912      (b)$11.522
 Ending AUV................................................. (a)$10.781      (a)$12.030      (a)$13.579      (a)$13.106
                                                             (b)$10.702      (b)$11.912      (b)$13.411      (b)$12.881
 Ending Number of AUs....................................... (a)3,517        (a)5,342        (a)5,295        (a)0
                                                             (b)353          (b)2,949        (b)8,432        (b)0

-------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$7.776       (a)$6.690       (a)$7.678       (a)$8.634
                                                             (b)$7.534       (b)$6.478       (b)$7.416       (b)$8.332
 Ending AUV................................................. (a)$6.690       (a)$7.678       (a)$8.634       (a)$11.055
                                                             (b)$6.478       (b)$7.416       (b)$8.332       (b)$10.625
 Ending Number of AUs....................................... (a)0            (a)0            (a)0            (a)0
                                                             (b)0            (b)0            (b)0            (b)0

-------------------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                               ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                  FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                   INCEPTION         ENDED           ENDED           ENDED
VARIABLE PORTFOLIOS                               TO 12/31/11       12/31/12        12/31/13       12/31/14
================================================ =============   =============   =============   ============
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$17.798      (a)$18.000      (a)$18.476      (a)$17.609
                                                 (b)$17.353      (b)$17.517      (b)$17.936      (b)$17.052
 Ending AUV..................................... (a)$18.000      (a)$18.476      (a)$17.609      (a)$17.340
                                                 (b)$17.517      (b)$17.936      (b)$17.052      (b)$16.749
 Ending Number of AUs........................... (a)1,289        (a)2,478        (a)5,593        (a)6,766
                                                 (b)530          (b)1,265        (b)2,330        (b)3,350

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$10.629      (a)$8.628       (a)$9.964       (a)$11.081
                                                 (b)$10.397      (b)$8.427       (b)$9.708       (b)$10.787
 Ending AUV..................................... (a)$8.628       (a)$9.964       (a)$11.081      (a)$12.792
                                                 (b)$8.427       (b)$9.708       (b)$10.787      (b)$12.401
 Ending Number of AUs........................... (a)0            (a)0            (a)0            (a)0
                                                 (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$16.109      (a)$16.858      (a)$17.288      (a)$16.726
                                                 (b)$15.704      (b)$16.406      (b)$16.783      (b)$16.196
 Ending AUV..................................... (a)$16.858      (a)$17.288      (a)$16.726      (a)$17.381
                                                 (b)$16.406      (b)$16.783      (b)$16.196      (b)$16.788
 Ending Number of AUs........................... (a)10,559       (a)20,688       (a)33,838       (a)36,753
                                                 (b)3,150        (b)14,725       (b)21,445       (b)21,139

-------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$7.018       (a)$5.992       (a)$6.960       (a)$9.477
                                                 (b)$7.243       (b)$6.175       (b)$7.155       (b)$9.718
 Ending AUV..................................... (a)$5.992       (a)$6.960       (a)$9.477       (a)$9.713
                                                 (b)$6.175       (b)$7.155       (b)$9.718       (b)$9.935
 Ending Number of AUs........................... (a)5,074        (a)7,746        (a)7,084        (a)5,175
                                                 (b)3,270        (b)5,920        (b)6,082        (b)6,300

-------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$13.475      (a)$11.594      (a)$13.056      (a)$17.440
                                                 (b)$13.113      (b)$11.266      (b)$12.655      (b)$14.328
 Ending AUV..................................... (a)$11.594      (a)$13.056      (a)$17.440      (a)$18.516
                                                 (b)$11.266      (b)$12.655      (b)$14.328      (b)$17.858
 Ending Number of AUs........................... (a)0            (a)0            (a)0            (a)179
                                                 (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$9.848       (a)$9.621       (a)$10.813      (a)$14.078
                                                 (b)$9.550       (b)$9.319       (b)$10.447      (b)$13.567
 Ending AUV..................................... (a)$9.621       (a)$10.813      (a)$14.078      (a)$15.872
                                                 (b)$9.319       (b)$10.447      (b)$13.567      (b)$15.258
 Ending Number of AUs........................... (a)3,934        (a)6,447        (a)13,263       (a)14,523
                                                 (b)3,413        (b)5,516        (b)7,475        (b)8,996

-------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.................................. (a)$17.044      (a)$16.585      (a)$19.171      (a)$20.441
                                                 (b)$16.634      (b)$16.160      (b)$18.633      (b)$19.818
 Ending AUV..................................... (a)$16.585      (a)$19.171      (a)$20.441      (a)$20.368
                                                 (b)$16.160      (b)$18.633      (b)$19.818      (b)$19.698
 Ending Number of AUs........................... (a)1,043        (a)1,355        (a)3,043        (a)3,260
                                                 (b)766          (b)1,553        (b)2,090        (b)2,662

-------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                               ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                          FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                           INCEPTION         ENDED           ENDED           ENDED
VARIABLE PORTFOLIOS                                       TO 12/31/11       12/31/12        12/31/13       12/31/14
======================================================== =============   =============   =============   ============
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$10.002      (a)$7.748       (a)$8.984       (a)$10.708
                                                         (b)$9.757       (b)$7.551       (b)$8.733       (b)$10.384
 Ending AUV............................................. (a)$7.748       (a)$8.984       (a)$10.708      (a)$9.686
                                                         (b)$7.551       (b)$8.733       (b)$10.384      (b)$9.369
 Ending Number of AUs................................... (a)0            (a)1,123        (a)3,393        (a)5,386
                                                         (b)0            (b)184          (b)1,229        (b)2,108

---------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$12.601      (a)$9.805       (a)$11.751      (a)$12.917
                                                         (b)$12.288      (b)$9.552       (b)$11.419      (b)$12.540
 Ending AUV............................................. (a)$9.805       (a)$11.751      (a)$12.917      (a)$12.678
                                                         (b)$9.552       (b)$11.419      (b)$12.540      (b)$12.258
 Ending Number of AUs................................... (a)0            (a)0            (a)0            (a)0
                                                         (b)0            (b)0            (b)0            (b)0

---------------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE, CLASS II SHARES - AVIF
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$12.278      (a)$10.563      (a)$11.864      (a)$13.203
                                                         (b)$12.033      (b)$10.337      (b)$11.581      (b)$12.877
 Ending AUV............................................. (a)$10.563      (a)$11.864      (a)$13.203      (a)$17.604
                                                         (b)$10.337      (b)$11.581      (b)$12.877      (b)$17.099
 Ending Number of AUs................................... (a)0            (a)0            (a)0            (a)0
                                                         (b)0            (b)0            (b)0            (b)0

---------------------------------------------------------
INVESCO V.I. COMSTOCK, CLASS II SHARES - AVIF
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$14.357      (a)$12.778      (a)$15.052      (a)$20.227
                                                         (b)$14.024      (b)$12.460      (b)$14.641      (b)$19.626
 Ending AUV............................................. (a)$12.778      (a)$15.052      (a)$20.227      (a)$21.859
                                                         (b)$12.460      (b)$14.641      (b)$19.626      (b)$21.156
 Ending Number of AUs................................... (a)8,108        (a)12,780       (a)17,248       (a)19,061
                                                         (b)2,445        (b)9,194        (b)15,278       (b)15,426

---------------------------------------------------------
INVESCO V.I. GROWTH AND INCOME, CLASS II SHARES - AVIF
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$16.204      (a)$14.484      (a)$16.406      (a)$21.740
                                                         (b)$15.799      (b)$14.102      (b)$15.933      (b)$21.060
 Ending AUV............................................. (a)$14.484      (a)$16.406      (a)$21.740      (a)$23.680
                                                         (b)$14.102      (b)$15.933      (b)$21.060      (b)$22.882
 Ending Number of AUs................................... (a)8,601        (a)14,062       (a)18,240       (a)19,404
                                                         (b)3,923        (b)11,495       (b)12,480       (b)12,485

---------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$13.438      (a)$11.716      (a)$13.008      (a)$17.512
                                                         (b)$13.140      (b)$11.440      (b)$12.670      (b)$17.014
 Ending AUV............................................. (a)$11.716      (a)$13.008      (a)$17.512      (a)$18.673
                                                         (b)$11.440      (b)$12.670      (b)$17.014      (b)$18.098
 Ending Number of AUs................................... (a)1,565        (a)2,066        (a)2,227        (a)1,760
                                                         (b)882          (b)1,613        (b)1,701        (b)1,678

---------------------------------------------------------
LORD ABBETT MID CAP STOCK - LASF Class VC Shares
(Inception Date - 5/2/11)
 Beginning AUV.......................................... (a)$15.990      (a)$13.869      (a)$15.735      (a)$18.091
                                                         (b)$15.634      (b)$13.544      (b)$15.329      (b)$17.608
 Ending AUV............................................. (a)$13.869      (a)$15.735      (a)$18.091      (a)$22.441
                                                         (b)$13.544      (b)$15.329      (b)$17.608      (b)$21.753
 Ending Number of AUs................................... (a)0            (a)0            (a)0            (a)0
                                                         (b)0            (b)0            (b)0            (b)0

---------------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                               ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                              FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                               INCEPTION         ENDED           ENDED           ENDED
VARIABLE PORTFOLIOS                                           TO 12/31/11       12/31/12        12/31/13       12/31/14
============================================================ =============   =============   =============   ============
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$11.022      (a)$9.342       (a)$10.712      (a)$15.075
                                                             (b)$10.745      (b)$9.092       (b)$10.399      (b)$14.598
 Ending AUV................................................. (a)$9.342       (a)$10.712      (a)$15.075      (a)$16.573
                                                             (b)$9.092       (b)$10.399      (b)$14.598      (b)$16.009
 Ending Number of AUs....................................... (a)4,767        (a)8,644        (a)7,552        (a)7,108
                                                             (b)1,501        (b)6,029        (b)5,598        (b)4,611

-------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$13.331      (a)$9.732       (a)$9.955       (a)$10.021
                                                             (b)$13.169      (b)$9.599       (b)$9.794       (b)$10.214
 Ending AUV................................................. (a)$9.732       (a)$9.955       (a)$10.021      (a)$8.378
                                                             (b)$9.599       (b)$9.794       (b)$10.214      (b)$8.202
 Ending Number of AUs....................................... (a)0            (a)0            (a)0            (a)0
                                                             (b)0            (b)0            (b)1,386        (b)1,381

-------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$30.525      (a)$29.272      (a)$33.907      (a)$32.804
                                                             (b)$29.758      (b)$28.498      (b)$32.929      (b)$31.778
 Ending AUV................................................. (a)$29.272      (a)$33.907      (a)$32.804      (a)$42.063
                                                             (b)$28.498      (b)$32.929      (b)$31.778      (b)$40.646
 Ending Number of AUs....................................... (a)952          (a)1,444        (a)1,921        (a)1,097
                                                             (b)545          (b)1,001        (b)2,381        (b)2,137

-------------------------------------------------------------
REAL RETURN - Seasons Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$11.949      (a)$12.229      (a)$12.572      (a)$11.801
                                                             (b)$11.971      (b)$12.234      (b)$12.546      (b)$11.747
 Ending AUV................................................. (a)$12.229      (a)$12.572      (a)$11.801      (a)$11.881
                                                             (b)$12.234      (b)$12.546      (b)$11.747      (b)$11.797
 Ending Number of AUs....................................... (a)6,089        (a)9,272        (a)21,251       (a)22,326
                                                             (b)3,354        (b)7,650        (b)12,098       (b)15,693

-------------------------------------------------------------
SA AB GROWTH* - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$8.868       (a)$7.973       (a)$9.186       (a)$10.230
                                                             (b)$8.643       (b)$7.761       (b)$8.919       (b)$9.925
 Ending AUV................................................. (a)$7.973       (a)$9.186       (a)$10.230      (a)$14.072
                                                             (b)$7.761       (b)$8.919       (b)$9.925       (b)$13.597
 Ending Number of AUs....................................... (a)0            (a)0            (a)0            (a)0
                                                             (b)0            (b)0            (b)0            (b)0

-------------------------------------------------------------
SA JPMORGAN MFS CORE BOND** - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$18.838      (a)$19.529      (a)$20.700      (a)$19.719
                                                             (b)$18.374      (b)$19.022      (b)$20.112      (b)$19.112
 Ending AUV................................................. (a)$19.529      (a)$20.700      (a)$19.719      (a)$20.421
                                                             (b)$19.022      (b)$20.112      (b)$19.112      (b)$19.743
 Ending Number of AUs....................................... (a)14,337       (a)22,191       (a)37,331       (a)38,490
                                                             (b)5,256        (b)17,307       (b)27,916       (b)27,471

-------------------------------------------------------------
SA MARSICO FOCUSED GROWTH PORTFOLIO*** - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV.............................................. (a)$10.965      (a)$9.987       (a)$10.979      (a)$14.612
                                                             (b)$10.829      (b)$9.851       (b)$10.801      (b)$14.341
 Ending AUV................................................. (a)$9.987       (a)$10.979      (a)$14.612      (a)$16.060
                                                             (b)$9.851       (b)$10.801      (b)$14.341      (b)$15.722
 Ending Number of AUs....................................... (a)880          (a)1,610        (a)3,912        (a)4,953
                                                             (b)474          (b)855          (b)1,563        (b)2,160

-------------------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit


        * On May 1, 2015, the Alliance Growth Portfolio was renamed SA AB Growth Portfolio.
        ** On January 16, 2015, the Total Return Bond Portfolio was renamed SA JPMorgan MFS Core Bond Portfolio.
        *** On May 1, 2015, the Marsico Focused Growth Portfolio was renamed SA Marsico Focused Growth Portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (NEW YORK
                               ONLY) - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                              INCEPTION         ENDED           ENDED           ENDED
VARIABLE PORTFOLIOS                                          TO 12/31/11       12/31/12        12/31/13        12/31/14
=========================================================== =============   =============   =============   =============
SA MFS MASSACHUSETTS INVESTORS TRUST* - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$11.937      (a)$10.731      (a)$12.633      (a)$16.455
                                                            (b)$11.493      (b)$10.313      (b)$12.112      (b)$15.736
 Ending AUV................................................ (a)$10.731      (a)$12.633      (a)$16.455      (a)$18.027
                                                            (b)$10.313      (b)$12.112      (b)$15.736      (b)$17.196
 Ending Number of AUs...................................... (a)8,357        (a)14,156       (a)21,472       (a)22,976
                                                            (b)3,130        (b)8,704        (b)15,474       (b)16,631

------------------------------------------------------------
SA MFS TOTAL RETURN** - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$17.107      (a)$16.312      (a)$17.942      (a)$21.098
                                                            (b)$16.673      (b)$15.869      (b)$17.410      (b)$20.422
 Ending AUV................................................ (a)$16.312      (a)$17.942      (a)$21.098      (a)$22.607
                                                            (b)$15.869      (b)$17.410      (b)$20.422      (b)$21.828
 Ending Number of AUs...................................... (a)2,677        (a)5,366        (a)5,633        (a)5,285
                                                            (b)210          (b)2,405        (b)2,693        (b)2,656

------------------------------------------------------------
SMALL AND MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$12.742      (a)$10.739      (a)$12.584      (a)$17.135
                                                            (b)$12.582      (b)$10.587      (b)$12.375      (b)$16.808
 Ending AUV................................................ (a)$10.739      (a)$12.584      (a)$17.135      (a)$18.477
                                                            (b)$10.587      (b)$12.375      (b)$16.808      (b)$18.079
 Ending Number of AUs...................................... (a)5,145        (a)6,581        (a)6,735        (a)4,986
                                                            (b)2,784        (b)4,882        (b)4,851        (b)5,034

------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$10.762      (a)$9.644       (a)$11.231      (a)$15.023
                                                            (b)$10.628      (b)$9.508       (b)$11.046      (b)$14.739
 Ending AUV................................................ (a)$9.644       (a)$11.231      (a)$15.023      (a)$14.847
                                                            (b)$9.508       (b)$11.046      (b)$14.739      (b)$14.529
 Ending Number of AUs...................................... (a)3,867        (a)5,782        (a)5,552        (a)5,019
                                                            (b)2,264        (b)4,760        (b)4,999        (b)5,276

------------------------------------------------------------
SUNAMERICA DYNAMIC ALLOCATION - SAST Class 3 Shares
(Inception Date - 4/30/12)
 Beginning AUV............................................. (a)N/A          (a)$10.451      (a)$10.569      (a)$12.264
                                                            (b)N/A          (b)$10.451      (b)$10.550      (b)$12.211
 Ending AUV................................................ (a)N/A          (a)$10.569      (a)$12.264      (a)$12.673
                                                            (b)N/A          (b)$10.550      (b)$12.211      (b)$12.587
 Ending Number of AUs...................................... (a)N/A          (a)63,146       (a)190,615      (a)366,072
                                                            (b)N/A          (b)14,643       (b)61,078       (b)118,738

------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$2.535       (a)$2.264       (a)$2.411       (a)$2.594
                                                            (b)$2.441       (b)$2.185       (b)$2.321       (b)$2.496
 Ending AUV................................................ (a)$2.264       (a)$2.411       (a)$2.594       (a)$3.699
                                                            (b)$2.185       (b)$2.321       (b)$2.496       (b)$3.545
 Ending Number of AUs...................................... (a)0            (a)0            (a)0            (a)0
                                                            (b)0            (b)0            (b)0            (b)0

------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 5/2/11)
 Beginning AUV............................................. (a)$12.961      (a)$12.212      (a)$13.693      (a)$16.233
                                                            (b)$12.652      (b)$11.910      (b)$13.321      (b)$15.752
 Ending AUV................................................ (a)$12.212      (a)$13.693      (a)$16.233      (a)$18.042
                                                            (b)$11.910      (b)$13.321      (b)$15.752      (b)$17.464
 Ending Number of AUs...................................... (a)736          (a)1,650        (a)2,169        (a)1,903
                                                            (b)0            (b)0            (b)1,840        (b)1,834

------------------------------------------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit


        *     On May 1, 2015, the MFS Massachusetts Investors Trust Portfolio
              was renamed SA MFS Massachusetts Investors Trust Portfolio.
        **    On May 1, 2015, the MFS Total Return Portfolio was renamed SA MFS
              Total Return Portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



    PROSPECTUS PROVISION                       AVAILABILITY OR VARIATION                    ISSUE STATE
Administration Charge        Contract Maintenance Fee is $30.                             New Mexico
Administrative Charge        Charge will be deducted pro-rata from Variable Portfolios    New York
                               only.                                                      Oregon
                                                                                          Texas
                                                                                          Washington
Annuity Date                 You may begin the Income Phase any time after your first     Florida
                               contract anniversary.
Annuity Date                 You may begin the Income Phase any time after 13 months      New York
                               after contract issue.
Free Look                    If you are age 65 or older on the contract issue date, the   Arizona
                               Free Look period is
                             30 days.
Free Look                    If you are age 60 or older on the contract issue date, the   California
                               Free Look period is
                             30 days.
Free Look                    The Free Look period is 21 days and the amount is            Florida
                               calculated as the value of your contract plus fees and
                             charges on the day we receive your request in Good Order at the Annuity Service Center.
Free Look                    The Free Look period is 20 days.                             Idaho
                                                                                          North Dakota
                                                                                          Rhode Island
                                                                                          Texas
Free Look                    The Free Look amount is calculated as the greater of (1)     New York
                               Purchase Payments or (2) the value of your
                             contract on the day we receive your request in Good Order
                               at the Annuity Service Center.
Minimum Contract Value       The minimum remaining contract value after a partial         Texas
                               withdrawal must be $2,000.
Nursing Home Waiver          The Nursing Home Waiver is not available for contracts       California
                               purchased on or after May 1, 2014.
Premium Tax                  We deduct premium tax charges of 0.50% for Qualified         California
                               contracts and 2.35% for Non-Qualified contracts
                             based on contract value when you begin the Income Phase.
Premium Tax                  We deduct premium tax charges of 2.0% for Non-Qualified      Maine
                               contracts based on total Purchase Payments
                             when you begin the Income Phase.
Premium Tax                  We deduct premium tax charges of 3.5% for Non-Qualified      Nevada
                               contracts based on contract value when you begin
                             the Income Phase.
Premium Tax                  For the first $500,000 in the contract, we deduct premium    South Dakota
                               tax charges of 0% for Qualified contracts and
                             1.25% for Non-Qualified contracts based on total Purchase
                               Payments when you begin the Income Phase. For
                             any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of 0.08% for
                             Non-Qualified contracts based on total Purchase Payments
                               when you begin the Income Phase.
Premium Tax                  We deduct premium tax charges of 1.0% for Qualified          West Virginia
                               contracts and 1.0% for Non-Qualified contracts based
                             on contract value when you begin the Income Phase.
Premium Tax                  We deduct premium tax charges of 1.0% for Non-Qualified      Wyoming
                               contracts based on total Purchase Payments
                             when you begin the Income Phase.
Purchase Payment Age Limit   The Purchase Payment Age Limit is the later of three years   Washington
                               after contract issue or attained age 63 but not
                             after the Owner's 86th birthday.
Polaris Income Builder       Charge will be deducted pro-rata from Variable Portfolios    New York
                               only.
SunAmerica Income Plus                                                                    Oregon
                                                                                          Texas
                                                                                          Washington
Transfer Privilege           Any transfer over the limit of 15 will incur a $10 transfer  Pennsylvania
                               fee.                                                       Texas



                                      B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            APPENDIX C - FORMULA AND EXAMPLES OF CALCULATIONS OF THE

                           POLARIS INCOME BUILDER FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




The fee for Polaris Income Builder is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.


                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                           INITIAL      MAXIMUM      MINIMUM        EACH
       NUMBER OF           ANNUAL       ANNUAL       ANNUAL        BENEFIT
    COVERED PERSONS       FEE RATE     FEE RATE     FEE RATE      QUARTER*
 One Covered Person         1.10%        2.20%        0.60%     (+or-)0.25%
 Two Covered Persons        1.35%        2.70%        0.60%     (+or-)0.25%

* The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of all VIX values as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the "Average Value of the VIX"). In general, as the Average Value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (AVERAGE VALUE OF THE VIX - 20)]

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.


EXAMPLE

ASSUME YOU ELECT POLARIS INCOME BUILDER FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS
FOLLOWS:


               AVERAGE     CALCULATED
  BENEFIT     VALUE OF      FORMULA       ANNUAL      QUARTERLY
  QUARTER        VIX         VALUE*      FEE RATE     FEE RATE**
     1st       24.82          N/A         1.10%        0.2750%
     2nd       21.49          N/A         1.10%        0.2750%
     3rd       24.16          N/A         1.10%        0.2750%
     4th       19.44          N/A         1.10%        0.2750%
     5th       16.88         0.94%        0.94%        0.2350%

* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.

**    The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:


STEP 1:    CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (16.88 - 20)]

     1.10% +[0.05% x (-3.12)]

     1.10% + (-0.0016) = 0.94% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 0.94% = 0.16% which is within 0.25% of the previous Annual Fee Rate (1.10%).

0.94% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than the Maximum Annual Fee Rate (2.20%).

Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE AVERAGE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:


               AVERAGE
                VALUE     CALCULATED
  BENEFIT        OF        FORMULA       ANNUAL      QUARTERLY
  QUARTER        VIX        VALUE       FEE RATE     FEE RATE
     6th       20.00        1.10%        1.10%       0.2750%
     7th       25.57        1.38%        1.35%       0.3375%
     8th       30.22        1.61%        1.60%       0.4000%
     9th       26.02        1.40%        1.40%       0.3500%
     10th      22.83        1.24%        1.24%       0.3100%
     11th      19.88        1.09%        1.09%       0.2725%
     12th      20.60        1.13%        1.13%       0.2825%
     13th      14.44        0.82%        0.88%       0.2200%
     14th      13.41        0.77%        0.77%       0.1925%
     15th       9.11        0.56%        0.60%       0.1500%
     16th      16.30        0.92%        0.85%       0.2125%

                                      C-1



IN THE 7TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:


STEP 1:    CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (25.57 - 20)]

     1.10% + [0.05% x (5.57)]

     1.10% + (0.00278) = 1.38% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 1.38% = 0.28% which is more than 0.25% higher than the previous Annual Fee Rate of 1.10%.

The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35% (1.10% + 0.25%). This is within the Minimum and Maximum Annual Fee Rates.

Therefore, the Quarterly Fee Rate is 0.3375% (or 1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:


STEP 1:    CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (14.44 - 20)]

     1.10% + [0.05% x (-5.56)]

     1.10% + (-0.00278) = 0.82% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.13% - 0.82% = 0.31% which is more than a 0.25% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.13%.

Therefore, the Annual Fee Rate is adjusted to be exactly 0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13% - 0.25%).

IN THE 15TH BENEFIT QUARTER, THE AVERAGE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:


STEP 1:    CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Average Value of VIX - 20)]

     1.10% + [0.05% x (9.11 - 20)]

     1.10% + [0.05% x (-10.89)]

     1.10% + (-0.005445) = 0.56% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

The Annual Fee Rate of 0.56% is lower than the Minimum Annual Fee Rate (0.60%).

Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the Average Value of the VIX. If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted.


                                      C-2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX D - OPTIONAL LIVING BENEFIT EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate how Purchase Payments invested and withdrawals taken from the contract affect the values and benefits of the currently offered Living Benefit. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.

The examples below apply to Polaris Income Builder (one Covered Person). These examples are not applicable to contracts issued prior to March 10, 2014.


EXAMPLE 1: INITIAL VALUES

The values shown below are based on the following assumptions:

     o     Benefit Effective Date = contract issue date

     o     Initial Purchase Payment = $100,000

     o     Covered Person = Owner age 65 on the Benefit Effective Date

     o     Maximum Annual Withdrawal Percentage = 5.2%


                                                                                      MAXIMUM
                            PURCHASE   ELIGIBLE                            INCOME      ANNUAL
                            PAYMENTS   PURCHASE   CONTRACT     INCOME      CREDIT    WITHDRAWAL
           AS OF            INVESTED   PAYMENTS     VALUE       BASE        BASE       AMOUNT
   Benefit Effective Date  $100,000   $100,000   $100,000   $100,000    $100,000    $5,200

     o     Income Base = Initial Purchase Payment = $100,000

     o     Income Credit Base = Initial Purchase Payment = $100,000

     o Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage
     = $100,000 x 5.2% = $5,200


EXAMPLE 2: IMPACT OF ADDING SUBSEQUENT PURCHASE PAYMENTS AND ATTAINING HIGHEST ANNIVERSARY VALUES

The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:

     o     Subsequent Purchase Payment invested in the first contract year =
           $150,000

     o     Subsequent Purchase Payment invested in the second contract year =
           $10,000

     o     No withdrawals taken in the first three contract years


                            PURCHASE   ELIGIBLE   INELIGIBLE    ASSUMED
                             PAYMENT   PURCHASE    PURCHASE    CONTRACT
           AS OF            INVESTED   PAYMENTS    PAYMENTS      VALUE
  Benefit Effective Date   $100,000   $100,000   $     0      $100,000
          Year 1           $150,000   $150,000   $     0      $245,000
       1st Anniversary        --         --          --       $270,000
          Year 2           $ 10,000      --      $10,000      $290,000
       2nd Anniversary        --         --          --       $297,000
       3rd Anniversary        --         --          --       $320,000



                                                                              MAXIMUM
                                                        INCOME                 ANNUAL
                            ANNIVERSARY     INCOME      CREDIT     INCOME    WITHDRAWAL
           AS OF               VALUE         BASE        BASE      CREDIT      AMOUNT
  Benefit Effective Date        --       $100,000    $100,000       --      $ 5,200
          Year 1                --       $250,000    $250,000       --      $13,000
       1st Anniversary     $270,000      $270,000    $270,000    $15,000    $14,040
          Year 2                --       $270,000    $270,000       --      $14,040
       2nd Anniversary     $287,000      $287,000    $287,000    $16,200    $14,924
       3rd Anniversary     $310,000      $310,000    $310,000    $17,220    $16,120

     Eligible Purchase Payments

           o  First contract year = $250,000 ($100,000 + $150,000 = $250,000)

     Ineligible Purchase Payments

           o Second contract year = $10,000 (Purchase Payment received after the first year)

The values of the feature are impacted by adding subsequent Purchase Payments as follows:

     o The Income Base, Income Credit Base and Maximum Annual Withdrawal Amount ("MAWA") are recalculated at the time each subsequent Eligible Purchase Payment is received.

           o In year 1, the Income Base and Income Credit Base were increased to $250,000 ($100,000 + $150,000); and the MAWA was increased to
              $13,000 ($250,000 x 5.2%).


                                      D-1

The values of the feature are impacted by attaining highest Anniversary Values as follows:

     o The Income Base and Income Credit Base are increased to the highest Anniversary Value on each anniversary if the current Anniversary Value is greater than the current Income Base plus the Income Credit and all previous Anniversary Values; and the Maximum Annual Withdrawal Amount ("MAWA") is recalculated based on the value of the Income Base.

           o On the 1st anniversary, the Income Base and Income Credit Base were increased to $270,000 ($270,000 is greater than $250,000 + $15,000 Income Credit); and the MAWA was increased to $14,040 ($270,000 x 5.2%).

           o On the 2nd anniversary, the Income Base and Income Credit Base were increased to $287,000 ($297,000 less Ineligible Purchase Payment of $10,000 = $287,000, which is greater than $270,000 + $16,200 Income Credit); and the MAWA was increased to $14,924 ($287,000 x 5.2%).

           o On the 3rd anniversary, the Income Base and Income Credit Base were increased to $310,000 ($320,000 less Ineligible Purchase Payment of $10,000 = $310,000, which is greater than $287,000 + $17,220 Income Credit) and the MAWA was increased to $16,120 ($310,000 x 5.2%).


EXAMPLE 3: IMPACT OF TAKING WITHDRAWALS UP TO THE MAXIMUM ANNUAL WITHDRAWAL
AMOUNT

The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:

     o Withdrawals of 5.2% of Income Base taken in the fourth and fifth contract years.


                                                                                                 MAXIMUM
                                     ASSUMED                               INCOME                 ANNUAL
                       WITHDRAWAL   CONTRACT   ANNIVERSARY     INCOME      CREDIT     INCOME    WITHDRAWAL
        AS OF             TAKEN       VALUE       VALUE         BASE        BASE      CREDIT      AMOUNT
    3rd Anniversary       --       $320,000   $310,000      $310,000    $310,000    $17,220    $16,120
        Year 4        $16,120      $322,000        --       $310,000    $310,000       --      $16,120
    4th Anniversary       --       $321,000   $311,000      $311,000    $311,000    $     0    $16,172
        Year 5        $16,172      $312,000        --       $311,000    $311,000       --      $16,172
    5th Anniversary       --       $305,000   $295,000      $311,000    $311,000    $     0    $16,172

     o     In year 4, $16,120 was withdrawn ($310,000 x 5.2%).

     o     In year 5, $16,172 was withdrawn ($311,000 x 5.2%).

The values of the feature are impacted by withdrawals taken as follows:

     o The Income Base and Income Credit Base are not reduced because the amount of the withdrawal taken was less than or equal to the Maximum Annual Withdrawal Amount (MAWA).

           o In year 4, $16,120 was withdrawn and is equal to the MAWA of $16,120.

           o In year 5, $16,172 was withdrawn and is equal to the MAWA of $16,172.

     o The Income Credit Percentage used to determine the amounts of the Income Credit added on the 4th and 5th anniversaries were reduced to zero once any withdrawal was taken in the benefit year.

                               Income Credit = $0

NOTE: When the Income Base is increased due to the addition of the Income Credit, the Income Credit Base is not increased. The Income Credit Base is increased by the addition of Eligible Purchase Payments and when the Income Base is increased to the highest Anniversary Value (as shown in Example 2 above).


                                      D-2

EXAMPLE 4: IMPACT OF TAKING EXCESS WITHDRAWALS (IN EXCESS OF THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT)

The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:

     o Withdrawals of 8% of Income Base taken in the sixth and seventh contract years.


                                                                                               MAXIMUM
                                     ASSUMED                               INCOME               ANNUAL
                       WITHDRAWAL   CONTRACT   ANNIVERSARY     INCOME      CREDIT    INCOME   WITHDRAWAL
        AS OF             TAKEN       VALUE       VALUE         BASE        BASE     CREDIT     AMOUNT
    5th Anniversary       --       $305,000   $295,000      $311,000    $311,000    $0       $16,172
        Year 6        $24,880      $280,000        --       $301,624    $301,624      --     $15,684
    6th Anniversary       --       $290,000   $280,000      $301,624    $301,624    $0       $15,684
        Year 7        $24,130      $260,000        --       $292,337    $292,337      --     $15,202
    7th Anniversary       --       $230,000   $220,000      $292,337    $292,337    $0       $15,202

The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount ("MAWA") as follows:

     o The Income Base and Income Credit Base are reduced by the same proportion by which the contract value is reduced by the amount in excess of the MAWA.

           o In year 6, the reduction proportion is 3.0149% ([$24,880 - $16,172] / [$305,000 - $16,172]); the reduced Income Base is
              $301,624 ($311,000 x [1 - 3.0149%]); and the reduced Income
              Credit Base is $301,624 ($311,000 x [1 - 3.0149%]).

           o In year 7, the reduction proportion is 3.0789% ([$24,130 - $15,684] / [$290,000 - $15,684]); the reduced Income Base is
              $292,337 ($301,624 x [1 - 3.0789%]); and the reduced Income
              Credit Base is $292,337 ($301,624 x [1 - 3.0789%]).

     o The Income Credit Percentage is reduced to 0% because the withdrawal was taken.

     o     The MAWA is recalculated based on the reduced Income Base.


EXAMPLE 5: PROTECTED INCOME PAYMENT

The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:

     o Contract value as shown below and reduced to $0 in Year 11 due to market conditions

     o     No withdrawals taken after the seventh contract year


                                                                                       MAXIMUM
                        ASSUMED                                                        ANNUAL     PROTECTED
                       CONTRACT   ANNIVERSARY     INCOME       INCOME      INCOME    WITHDRAWAL    INCOME
        AS OF            VALUE       VALUE         BASE     CREDIT BASE    CREDIT      AMOUNT      PAYMENT
    7th Anniversary   $230,000   $220,000      $292,337    $292,337      $     0    $15,202          --
    8th Anniversary   $150,000   $140,000      $309,877    $292,337      $17,540    $16,114          --
    9th Anniversary   $100,000   $ 90,000      $327,417    $292,337      $17,540    $17,026          --
   10th Anniversary   $ 50,000   $ 40,000      $344,957    $292,337      $17,540    $17,938          --
       Year 11        $      0   $      0      $344,957    $292,337         --      $17,938          --
   11th Anniversary   $      0   $      0      $344,957    $292,337         --          --       $17,938

     o The Protected Income Payment of $17,938 ($344,957 x 5.2%) will be paid for the lifetime of the Covered Person.


                                      D-3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX E - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




THE FOLLOWING DETAILS THE DEATH BENEFIT PAYABLE UPON THE CONTINUING SPOUSE'S DEATH. THE DEATH BENEFIT WE WILL PAY TO THE NEW BENEFICIARY CHOSEN BY THE CONTINUING SPOUSE VARIES DEPENDING ON WHETHER THE LIVING BENEFIT WAS ELECTED, THE DEATH BENEFIT ELECTED, THE AGE OF THE CONTINUING SPOUSE AS OF THE CONTINUATION DATE AND THE CONTINUING SPOUSE'S DATE OF DEATH.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

We define "Continuation Purchase Payment" as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if the Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on the amount of the withdrawal. If cumulative withdrawals for the current contract year are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit is calculated differently depending on whether you have also elected the Living Benefit described above.


A.   DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF THE LIVING BENEFIT:

If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

     1.   Contract value; or

     2. Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse's 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF THE LIVING
BENEFIT:

If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

     1.   Contract value; or

     2.   Continuation Purchase Payments reduced by:

          a. any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not been terminated; or

          b. any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit was terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be contract value.


B.   MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S
     DEATH:

If the Continuing Spouse is age 80 or younger on the Continuation Date, regardless of whether a Living Benefit was elected, then upon the death of the Continuing Spouse, the death benefit is the greatest of:

     1.   Contract value; or

     2. Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse's 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal; or

     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Continuation Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the Continuing Spouse is age 81-85 on the Continuation Date and no Living Benefit was elected, then the death benefit will be the greater of:

     1.   Contract value; or

     2. Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse's 86th birthday, reduced for


                                      E-1



          any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

If the Continuing Spouse is age 81-85 on the Continuation Date and the Living Benefit was elected, then the death benefit will be the greater of:

     1.   Contract value; or

     2. Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse's 86th birthday, reduced by:

          a. any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not terminated; or

          b. any Withdrawal Adjustments after the Continuation Date prior to the date the Living Benefit was terminated and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit was terminated.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Maximum Anniversary Value death benefit will no longer be deducted as of the Continuation Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



                                      E-2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX F - LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO MARCH 10, 2014
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




If your contract was issued prior to March 10, 2014 and you elected the Polaris Income Builder living benefit (formerly called "SunAmerica Income Builder"), the following provisions are applicable to the feature you elected. All other Polaris Income Builder provisions discussed in the prospectus apply to your elected feature unless otherwise indicated.

POLARIS INCOME BUILDER

MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE/PROTECTED INCOME PAYMENT PERCENTAGE:

If your contract was issued prior to March 10, 2014 and you elected the Polaris Income Builder living benefit, the following Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage rates are applicable:


  NUMBER OF COVERED PERSONS      MAXIMUM ANNUAL
      AND AGE OF COVERED           WITHDRAWAL       PROTECTED INCOME
 PERSON AT FIRST WITHDRAWAL*       PERCENTAGE      PAYMENT PERCENTAGE
 One Covered Person
 (Age 64 and Younger)                4.0%                4.0%
 One Covered Person
 (Ages 65 and older)                 5.0%                5.0%
 Two Covered Persons
 (Age 64 and Younger)                3.5%                3.5%
 Two Covered Persons
 (Ages 65 and older)                 4.5%                4.5%

* If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.

Under the question, "ARE THERE INVESTMENT REQUIREMENT IF I ELECT A LIVING BENEFIT?" the investment requirements for Polaris Income Builder are as follows:


Are there investment requirements if I elect a Living Benefit?

Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if applicable, to a combination of the Secure Value Account and Variable Portfolios as detailed below.

The Secure Value Account is only available for investment if you elect the living benefit. With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one-year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the living benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available or to the Variable Portfolios when the guarantee period ends.

You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

You must allocate your assets in accordance with one of two options below:


  1   10% Secure      45% SunAmerica Dynamic Allocation Portfolio and
      Value Account   45% in Polaris Portfolio Allocator Model A, B or C
  2   10% Secure      Up to 90% in one or more of the following
      Value Account   individual Variable Portfolios:
                      Cash Management
                      Corporate Bond
                      Global Bond
                      Government and Quality Bond
                      Real Return
                      SA JPMorgan MFS Core Bond
                      SunAmerica Dynamic Allocation Portfolio

If your contract was issued prior to May 1, 2013 and you elected THE SUNAMERICA INCOME PLUS living benefit, the following provisions are applicable to the feature you elected. The SunAmerica Income Plus living benefit is no longer being offered.


SUNAMERICA INCOME PLUS


LIVING BENEFIT DEFINED TERMS


ANNIVERSARY VALUE
The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below). Continuation Contributions, if applicable, are included in the calculation of Anniversary Values.


BENEFIT EFFECTIVE DATE
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.


BENEFIT QUARTER
Each consecutive 3 month period starting on the Benefit Effective Date.


BENEFIT QUARTER ANNIVERSARY
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following business day.


BENEFIT YEAR
Each consecutive one year period starting on the Benefit Effective Date.


BENEFIT YEAR ANNIVERSARY
The date on which each Benefit Year begins.


CONTRACT YEAR
Each consecutive one year period starting on the contract issue date.


COVERED PERSON(S)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.


                                      F-1



ELIGIBLE PURCHASE PAYMENTS
Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base (defined below). The calculation of Eligible Purchase Payments does not include Income Credits (defined below) or the Continuation Contribution, if applicable. However, Continuation Contributions, if applicable, are included in the calculation of Anniversary Values. Total Purchase Payments are limited to $1,500,000 without prior Company approval.


          FIRST CONTRACT YEAR
   100% of Purchase Payments received

EXAMPLE: If you made a $100,000 Purchase Payment in contract year 1, the total maximum Eligible Purchase Payment is $100,000. Eligible Purchase Payments will not include additional Purchase Payments made in contract year 2 and after.

If your contract was issued between April 30, 2012 and November 11, 2012 and you elected the optional SunAmerica Income Plus living benefit, the table below indicates the "ELIGIBLE PURCHASE PAYMENTS" applicable to the living benefit:


 FIRST CONTRACT YEAR          SUBSEQUENT CONTRACT YEARS
 100% of Purchase     Purchase Payments received in Contract
 Payments received    Year 2, capped at 100% of Purchase
                      Payments received in the first Contract
                      Year

If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus living benefit, the table below indicates the "ELIGIBLE PURCHASE PAYMENTS" applicable to the living benefit:


 FIRST CONTRACT YEAR          SUBSEQUENT CONTRACT YEARS
 100% of Purchase     Purchase Payments received in Contract
 Payments received    Year 2-5, capped at 200% of Purchase
                      Payments received in the first Contract
                      Year

EXCESS WITHDRAWAL
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year. This withdrawal may include, but is not limited to, any withdrawal taken in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.


INCOME BASE
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.

INCOME CREDIT
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:


 INCOME CREDIT               INCOME CREDIT AVAILABILITY
     5.50%        Available during the first 12 Benefit Years --
                  the Income Credit is reduced in the years
                  withdrawals are taken

If your contract was issued between June 25, 2012 and February 10, 2013 and you elected the optional SunAmerica Income Plus living benefit, the table below indicates the "INCOME CREDIT" applicable to the living benefit:


 INCOME CREDIT               INCOME CREDIT AVAILABILITY
     5.25%        Available during the first 12 Benefit Years --
                  the Income Credit is reduced in the years
                  withdrawals are taken

If your contract was issued prior to June 25, 2012 and you elected the optional SunAmerica Income Plus living benefit, the table below indicates the "INCOME CREDIT" applicable to the living benefit:


 INCOME CREDIT               INCOME CREDIT AVAILABILITY
       6%         Available during the first 12 Benefit Years --
                  the Income Credit is reduced in the years
                  withdrawals are taken

INCOME CREDIT BASE
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.


INCOME CREDIT PERIOD
The period of time over which we calculate the Income Credit.


INELIGIBLE PURCHASE PAYMENTS
Purchase Payments received after the first Contract Year, as discussed in the table under "ELIGIBLE PURCHASE PAYMENTS" above.

If your contract was issued between April 30, 2012 and November 11, 2012 and you elected the optional SunAmerica Income Plus living benefit, "INELIGIBLE PURCHASE PAYMENTS" are defined as Purchase Payments, or portions thereof, received after the 2nd Contract Year, or that are in excess of the caps discussed in the table under "ELIGIBLE PURCHASE PAYMENTS" above for contracts issued between April 30, 2012 and November 11, 2012.

If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus living benefit, "INELIGIBLE PURCHASE PAYMENTS" are defined as Purchase Payments, or portions thereof, received after the 5th Contract Year, or that are in excess of the caps discussed in the table under "ELIGIBLE PURCHASE PAYMENTS" above for contracts issued prior to April 30, 2012.


INVESTMENT REQUIREMENTS
We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the "Secure Value Account"). The remaining 90%


                                      F-2



of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT SUNAMERICA INCOME PLUS?" below.


MAXIMUM ANNUAL WITHDRAWAL AMOUNT
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.

If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus living benefit, the term "MINIMUM INCOME BASE" is applicable to the living benefit and is defined as follows:


     MINIMUM INCOME BASE

     The guaranteed minimum amount equal to 200% of the first Benefit Year's Eligible Purchase Payments to which the Income Base will be increased on the 12th Benefit Year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.

     The Continuing Spouse, if applicable, is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.


How does SunAmerica Income Plus work?

The Living Benefit locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Eligible Purchase Payment. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit. PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" BELOW.


What determines the amount I can receive each year?

The amount that you receive depends on the age of the Covered Person(s) at the time of first withdrawal and whether your contract value is greater than or equal to zero.

While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base or Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of the first withdrawal.

If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of first withdrawal. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" AND "WHAT HAPPENS TO MY LIVING BENEFIT UPON THE LATEST ANNUITY DATE?" BELOW.


                                                       PROTECTED
  NUMBER OF COVERED PERSONS                              INCOME
      AND AGE OF COVERED           MAXIMUM ANNUAL       PAYMENT
 PERSON AT FIRST WITHDRAWAL*   WITHDRAWAL PERCENTAGE   PERCENTAGE
 One Covered Person
 (Age 64 and Younger)                  4.0%              4.0%
 One Covered Person
 (Ages 65 and older)                   5.0%              5.0%
 Two Covered Persons
 (Age 64 and Younger)                  3.5%              3.5%
 Two Covered Persons
 (Ages 65 and older)                   4.5%              4.5%

* If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.


Are there investment requirements if I elect SunAmerica Income Plus?

Yes. We will allocate 10% of every Purchase Payment and Continuation Contribution, if applicable, to a Fixed Account ("Secure Value Account"). The Secure Value Account is only available for investment for contracts with election of SunAmerica Income Plus. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates.

The remaining 90% of every Purchase Payment and Continuation Contribution, if applicable, must be allocated by you in accordance with the investment requirements outlined below.

After investing 10% in the Secure Value Account, you must comply with the investment requirements by investing the remaining 90% of your Purchase Payments in accordance with one of the two options below either directly or by using an available DCA Fixed Account. If you choose a DCA Fixed Account, you must comply with the investment


                                      F-3



requirements by investing your target allocations in accordance one of the two options below.


OPTION        INVESTMENT OPTIONS
 Option 1     Invest 45% in the SunAmerica Dynamic Allocation
              Portfolio and 45% in the following Sample Portfolio:
              - Balanced Toward Growth1
              or
              Invest 45% in the SunAmerica Dynamic Allocation
              Portfolio and 45% in one of the three following
              Portfolio Allocator Models:
              - Model A
              - Model B
              - Model C
 Option 2     Invest 90% in one or more of the following Variable
              Portfolios:
              Cash Management
              Corporate Bond
              Global Bond
              Government and Quality Bond
              Real Return
              SA JPMorgan MFS Core Bond
              SunAmerica Dynamic Allocation Portfolio

 1 If your contract was issued between April 30, 2012 and June 24, 2012 and you elected the optional SunAmerica Income Plus living benefit, the Balanced Growth & Income Sample Portfolio is no longer available as an investment option for Purchase Payments or transfers. If you are currently invested in the Balanced Growth & Income Sample Portfolio, your investment will not be changed by us.

If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus living benefit, the investment requirements and options applicable to the living benefit are as follows:

We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a Fixed Account ("Secure Value Account"). The Secure Value Account is only available for investment for contracts with election of SunAmerica Income Plus. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. The remaining 90% of every Purchase Payment and Continuation Contribution, if any (the "Flexible Allocation"), must be allocated by you in accordance with the investment requirements outlined below. As a result, there is a risk that the overall return of 90% of every Purchase Payment and Continuation Contribution may not be as high as the overall return of the entire Purchase Payment and Continuation Contribution invested in the Flexible Allocation.

Your Flexible Allocation must comply with the investment requirements in one of four ways.

FLEXIBLE ALLOCATION -- CHECK-THE-BOX OPTIONS 1-3

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested in accordance with Option 1, 2 or 3:


 Option 1     Invest in one of three available Polaris Portfolio Allocator
              Models:
              Model A, Model B or Model C
              or
              Invest in one of three available Sample Portfolios:
              Balanced Growth & Income1
              Balanced Toward Growth
              Growth Focus
 Option 2     Invest in one or more of the following Variable
              Portfolios:
              American Funds Asset Allocation
              Asset Allocation
              Balanced
              Franklin Income VIP Fund
              SA MFS Total Return
              SunAmerica Dynamic Allocation Portfolio
 Option 3     Invest in the Cash Management Variable Portfolio

 1 The Balanced Growth & Income Sample Portfolio is no longer available as an investment option for Purchase Payments or transfers. If you are currently invested in the Balanced Growth & Income Sample Portfolio, your investment will not be changed by us.


                                      F-4



FLEXIBLE ALLOCATION -- BUILD-YOUR-OWN OPTION 4

After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available Fixed Accounts, as follows:


  INVESTMENT       INVESTMENT               VARIABLE PORTFOLIOS
     GROUP        REQUIREMENT              AND/OR FIXED ACCOUNTS
 A. BOND,        Minimum 20%     Cash Management
  CASH           Maximum 90%     Corporate Bond
  AND FIXED                      Global Bond
  ACCOUNTS                       Government and Quality Bond Real
                                 Return
                                 SA JPMorgan MFS Core Bond
                                 DCA FIXED ACCOUNTS*
                                 6-Month DCA
                                 1-Year DCA
                                 2-Year DCA
                                 FIXED ACCOUNTS
                                 1-Year Fixed (if available)
 B. EQUITY        Minimum 0%     Aggressive Growth
                 Maximum 70%     American Funds Asset Allocation
                                 American Funds Global Growth
                                 American Funds Growth
                                 American Funds Growth-Income
                                 Asset Allocation
                                 Balanced
                                 Blue Chip Growth
                                 Capital Appreciation
                                 Davis Venture Value
                                 "Dogs" of Wall Street
                                 Equity Opportunities
                                 Foreign Value
                                 Franklin Founding Funds Allocation VIP
                                 Fund
                                 Franklin Income VIP Fund
                                 Fundamental Growth
                                 Global Equities
                                 Growth
                                 Growth-Income
                                 High-Yield Bond
                                 International Diversified Equities
                                 International Growth and Income
                                 Invesco V.I. American Franchise Fund,
                                 Series II Shares
                                 Invesco V.I. Comstock Fund, Series II
                                 Shares
                                 Invesco V.I. Growth and Income Fund,
                                 Series II Shares
                                 Lord Abbett Growth and Income
                                 Lord Abbett Mid Cap Stock
                                 SA AB Growth
                                 SA Marsico Focused Growth
                                 SA MFS Massachusetts Investors Trust
                                 SA MFS Total Return
                                 Small & Mid Cap Value
                                 SunAmerica Dynamic Allocation Portfolio
                                 Telecom Utility
 C. LIMITED       Minimum 0%     Capital Growth
  EQUITY         Maximum 10%     Emerging Markets
                                 Growth Opportunities
                                 Mid-Cap Growth
                                 Natural Resources
                                 Real Estate
                                 Small Company Value
                                 Technology

* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

How do my investment requirements impact my feature and contract?

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.

Your allocation instructions for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.


REBALANCING AND INVESTMENT REQUIREMENTS

We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.

Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that


                                      F-5



transfer ("Default Rebalancing Instructions") which will replace any previous rebalancing instructions you may have provided.

If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the Dollar Cost Averaging program to comply with investment requirements. In addition, we will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value. PLEASE SEE "WHAT HAPPENS TO THE SECURE VALUE ACCOUNT AND AUTOMATIC ASSET REBALANCING PROGRAM INSTRUCTIONS IF I ELECT TO CANCEL SUNAMERICA INCOME PLUS?" BELOW.


What are the factors used to calculate SunAmerica Income Plus?

The benefit offered by SunAmerica Income Plus is calculated by considering the factors described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS. It is important to note that only Purchase Payments made during the first contract year (in the first two years if your contract was issued between April 30, 2012 and November 11, 2012, and in the first five years if your contract was issued prior to April 30, 2012) are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first contract year (after the first two years if your contract was issued between April 30, 2012 and November 11, 2012, and after the first five years if your contract was issued prior to April 30, 2012), you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments or Anniversary Values.

SECOND, we consider the INCOME CREDIT PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than
(1) all previous Anniversary Values; and (2) Eligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals. For contracts issued prior to April 30, 2012, if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the MINIMUM INCOME BASE on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to at least 200% of your first Benefit Year's Eligible Purchase Payments.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

SIXTH, we determine the INCOME CREDIT.

The Income Credit is equal to the Income Credit rate offered at the time your contract was issued ("Income Credit Percentage") of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit Percentage on the Benefit Year Anniversary is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than the Income Credit Percentage of the Income Base and not greater than the Maximum Annual Withdrawal Amount.

SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT PERCENTAGE represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).

The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors: 1) whether there is one or two Covered Person(s); and 2) the age of the Covered Person at the time of first withdrawal. Additionally, the Protected Income Payment Percentage may differ depending on whether the first withdrawal is taken before age 65 and if a new highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.

Please see the table under "WHAT DETERMINES THE AMOUNT I CAN RECEIVE EACH YEAR?" above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.

EIGHTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is


                                      F-6



greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.

FINALLY, we determine the EXCESS WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS?" BELOW.


How can the Income Base and Income Credit Base be increased?

On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. For contracts issued prior to April 30, 2012, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.

On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the highest Anniversary Value, if the Income Base is increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.

Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. SINCE HIGHEST ANNIVERSARY VALUES ARE DETERMINED ONLY ON THE BENEFIT YEAR ANNIVERSARIES, YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR CONTRACT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARIES.

If the contract value has been reduced to zero, the Income Base will no longer be recalculated on each Benefit Year Anniversary. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS?" BELOW.


How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?


INCREASES IN THE INCOME BASE

During the first Contract Year which Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.


DECREASES IN THE INCOME BASE

Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS?" BELOW.


What are the effects of withdrawals on SunAmerica Income Plus?

The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. For contracts issued prior to April 30, 2012, if you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

YOU SHOULD NOT ELECT THE LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

The impact of withdrawals on specific factors is further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and


                                      F-7



     Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

     PROTECTED INCOME PAYMENT: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" BELOW.

All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under this Living Benefit will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Fixed Account in which you are invested.

What is the fee for SunAmerica Income Plus?

The fee for SunAmerica Income Plus is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. The fee will be deducted pro-rata from Variable Portfolios in New York, Oregon, Texas and Washington. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:


                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                           INITIAL      MAXIMUM      MINIMUM        EACH
       NUMBER OF           ANNUAL       ANNUAL       ANNUAL        BENEFIT
    COVERED PERSONS       FEE RATE     FEE RATE     FEE RATE      QUARTER*
 One Covered Person         1.10%        2.20%        0.60%     (+or-)0.25%
 Two Covered Persons        1.35%        2.70%        0.60%     (+or-)0.25%

* The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).

The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If your contract was issued after April 30, 2012, in general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above. If your contract was issued prior to April 30, 2012, in general, as the value of the VIX decreases or increases from the previous Benefit Quarter Anniversary, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.

Due to the investment requirements associated with the election of a living benefit, a portion of your assets may be invested in the SunAmerica Dynamic Allocation Portfolio. The SunAmerica Dynamic Allocation Portfolio utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the market is in a prolonged state of higher volatility, your fee rate may be increased and the SunAmerica Dynamic Allocation Portfolio may decrease its exposure to equity markets, thereby reducing the likelihood that you will achieve a higher Anniversary Value. Similarly, when the market is in a prolonged state of lower volatility, your fee rate may be decreased and the SunAmerica Dynamic Allocation Portfolio may increase its exposure to equity markets.


                                      F-8



Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.

Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an addition of an Income Credit, higher Anniversary Value or addition of subsequent Eligible Purchase Payments, will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus living benefit, the fee applicable to the living benefit is as follows:


What happens if the contract value is reduced to zero while the Income Base is greater than zero?

If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR CONTRACT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH THE LIVING BENEFIT WILL TERMINATE.

If your contract value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:

     1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2.   Any option mutually agreeable between you and us.

Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.


When and how may I elect a Living Benefit?

You may elect a Living Benefit at the time of contract issue (the "Benefit Effective Date"). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, the Covered Persons must meet the age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.


SUNAMERICA INCOME PLUS -
IF YOU ELECT ONE COVERED PERSON:


                                  COVERED PERSON
                            MINIMUM AGE     MAXIMUM AGE
         One Owner              45              80
      Joint Owners(1)           45              80

SUNAMERICA INCOME PLUS -
IF YOU ELECT TWO COVERED PERSONS:


                             COVERED PERSON #1      COVERED PERSON #2
                            MINIMUM     MAXIMUM     MINIMUM     MAXIMUM
                              AGE         AGE         AGE         AGE
      NON-QUALIFIED:
      Joint Owners(2)         45          80          45          85
      NON-QUALIFIED:
         One Owner
       with Spousal
        Beneficiary           45          80          45        N/A(3)
        QUALIFIED:
         One Owner
       with Spousal
        Beneficiary           45          80          45        N/A(3)

(1)   Based on the age of the older Owner.

(2)   Based on the age of the younger Joint Owner.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the


                                      F-9



      Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.


If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?

As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.

Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. IF YOU MUST TAKE RMD FROM THIS CONTRACT AND WANT TO ENSURE THAT THESE WITHDRAWALS ARE NOT CONSIDERED EXCESS WITHDRAWALS, YOUR WITHDRAWALS MUST BE SET UP ON THE SYSTEMATIC WITHDRAWAL PROGRAM FOR RMDS ADMINISTERED BY OUR ANNUITY SERVICE CENTER.

We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Therefore, if you are transferring from another company and are already 70 1/2, you should take the current tax year's RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning 70 1/2, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of age 70 1/2, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.

If the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Income Base if your contract was issued prior to June 25, 2012 (5.25% if your contract was issued between June 25, 2012 and February 11, 2013 and 5.5% if your contract was issued between February 11, 2013 and April 30, 2013), an Income Credit will be included in determining any Income Base increase in that Benefit Year.


What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?

If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.


What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. PLEASE SEE "HOW DOES SUNAMERICA INCOME PLUS WORK?" ABOVE.

If spousal continuation occurs, the Continuing Spouse will continue to receive any increases to the Income Base for highest Anniversary Values, or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero.


Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.


What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:

     1. Annuitize the contract value under the contract's annuity provisions (please see ANNUITY INCOME OPTIONS above); or

     2. Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the


                                      F-10



          contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.

     3.   Any annuity income option mutually agreeable between you and us.

Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.


Can I elect to cancel my Living Benefit?

The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.


   CANCELLATION                         CANCELLATION
 REQUEST RECEIVED                      EFFECTIVE DATE
     Years 1-5                  5th Benefit Year Anniversary
     Years 5+         Benefit Quarter Anniversary following the receipt
                                 of the cancellation request

Once cancellation is effective, the guarantees under the Living Benefit are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the same Benefit Quarter in which the cancellation occurs, on the Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.


What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel my Living Benefit?

Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to the Cash Management Variable Portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. Purchase Payments will no longer be allocated to the Secure Value Account after cancellation.

The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or Cash Management Variable Portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.


Are there circumstances under which my Living Benefit will be automatically cancelled?

The Living Benefit will automatically be cancelled upon the occurrence of one of the following:

     1.   Annuitization of the contract; or

     2.   Termination or surrender of the contract; or

     3.   A death benefit is paid resulting in the contract being terminated;
          or

     4. An Excess Withdrawal that reduces the contract value and Income Base to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.


                                      F-11



Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT?" above.

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.



                                      F-12

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     APPENDIX G - POLARIS PORTFOLIO ALLOCATOR MODELS AND SAMPLE PORTFOLIOS

                              PRIOR TO MAY 1, 2015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you elected to invest in a Polaris Portfolio Allocator Model prior to May 1, 2015, the allocations in your Models and Sample Portfolios may differ from the current allocations specified in the Prospectus under INVESTMENT OPTIONS. Below are the allocations of the Models and Sample Portfolios as offered during the applicable periods:




POLARIS PORTFOLIO ALLOCATOR MODELS

(EFFECTIVE FROM MAY 1, 2014 THROUGH APRIL 30, 2015)


       VARIABLE PORTFOLIOS          MODEL A     MODEL B     MODEL C     MODEL D
 American Funds Global Growth          3.0%        3.0%        4.0%       8.0%
 American Funds Growth                 2.0%        2.0%        2.0%       3.0%
 American Funds Growth-Income          1.0%        1.0%        1.0%       5.0%
 Blue Chip Growth                      4.0%        4.0%        5.0%       8.0%
 Capital Appreciation                  2.0%        3.0%        4.0%       5.0%
 Corporate Bond                        9.0%        8.0%        7.0%       1.0%
 Davis Venture Value                   4.0%        4.0%        4.0%       6.0%
 "Dogs" of Wall Street                 3.0%        3.0%        3.0%       4.0%
 Emerging Markets                      0.0%        1.0%        2.0%       2.0%
 Equity Opportunities                  2.0%        3.0%        4.0%       6.0%
 Foreign Value                         2.0%        3.0%        3.0%       3.0%
 Global Bond                           4.0%        4.0%        2.0%       2.0%
 Government and Quality Bond          10.0%        9.0%        7.0%       2.0%
 Growth-Income                         5.0%        6.0%        7.0%       8.0%
 High-Yield Bond                       4.0%        3.0%        1.0%       0.0%
 Invesco V.I. Comstock Fund,
   Series II Shares                    5.0%        6.0%        8.0%       8.0%
 Invesco V.I. Growth and Income
   Fund, Series II Shares              6.0%        7.0%        8.0%       8.0%
 Real Estate                           0.0%        0.0%        0.0%       1.0%
 Real Return                           9.0%        5.0%        3.0%       0.0%
 SA JPMorgan MFS Core Bond            14.0%       11.0%       10.0%       5.0%
 SA Marsico Focused Growth             1.0%        2.0%        3.0%       4.0%
 SA MFS Massachusetts Investors
   Trust                               8.0%        8.0%        8.0%       8.0%
 Small & Mid Cap Value                 2.0%        2.0%        2.0%       2.0%
 Small Company Value                   0.0%        2.0%        2.0%       1.0%
                          TOTAL        100%        100%        100%       100%

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE FROM MAY 1, 2013 THROUGH APRIL 30, 2014)


       VARIABLE PORTFOLIOS          MODEL A     MODEL B     MODEL C     MODEL D
 American Funds Global Growth          3.0%        3.0%        4.0%       8.0%
 American Funds Growth                 2.0%        2.0%        2.0%       3.0%
 American Funds Growth-Income          1.0%        1.0%        1.0%       5.0%
 Blue Chip Growth                      4.0%        4.0%        5.0%       8.0%
 Capital Appreciation                  2.0%        3.0%        4.0%       5.0%
 Corporate Bond                        9.0%        8.0%        7.0%       1.0%
 Davis Venture Value                   4.0%        4.0%        4.0%       6.0%
 "Dogs" of Wall Street                 3.0%        3.0%        3.0%       4.0%
 Emerging Markets                      0.0%        1.0%        2.0%       2.0%
 Equity Opportunities                  2.0%        3.0%        4.0%       6.0%
 Foreign Value                         2.0%        3.0%        3.0%       3.0%
 Global Bond                           4.0%        4.0%        2.0%       2.0%
 Government and Quality Bond          10.0%        9.0%        7.0%       2.0%
 Growth-Income                         5.0%        6.0%        7.0%       8.0%
 High-Yield Bond                       4.0%        3.0%        1.0%       0.0%
 Invesco V.I. Comstock Fund,
   Series II Shares                    5.0%        6.0%        8.0%       8.0%
 Invesco V.I. Growth and Income
   Fund, Series II Shares              6.0%        7.0%        8.0%       8.0%
 Real Estate                           0.0%        0.0%        0.0%       1.0%
 Real Return                           9.0%        5.0%        3.0%       0.0%
 SA JPMorgan MFS Core Bond            14.0%       11.0%       10.0%       5.0%
 SA Marsico Focused Growth             1.0%        2.0%        3.0%       4.0%
 SA MFS Massachusetts Investors
   Trust                               8.0%        8.0%        8.0%       8.0%
 Small & Mid Cap Value                 2.0%        2.0%        2.0%       2.0%
 Small Company Value                   0.0%        2.0%        2.0%       1.0%
                          TOTAL        100%        100%        100%       100%

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE FROM APRIL 30, 2012 THROUGH APRIL 30, 2013)


         VARIABLE PORTFOLIOS            MODEL A     MODEL B     MODEL C     MODEL D
 American Funds Global Growth              4.0%        6.0%        6.0%       7.0%
 American Funds Growth                     2.0%        2.0%        2.0%       3.0%
 American Funds Growth-Income              2.0%        2.0%        2.0%       3.0%
 Capital Appreciation                      2.0%        2.0%        2.0%       3.0%
 Corporate Bond                            9.0%        8.0%        7.0%       1.0%
 Davis Venture Value                       4.0%        4.0%        4.0%       5.0%
 "Dogs" of Wall Street                     3.0%        3.0%        3.0%       3.0%
 Emerging Markets                          0.0%        1.0%        2.0%       3.0%
 Equity Opportunities                      2.0%        2.0%        2.0%       2.0%
 Foreign Value                             4.0%        5.0%        6.0%       8.0%
 Global Bond                               3.0%        3.0%        2.0%       2.0%
 Government and Quality Bond              10.0%        8.0%        7.0%       2.0%
 Growth-Income                             5.0%        5.0%        6.0%       8.0%
 Growth Opportunities                      1.0%        2.0%        3.0%       4.0%
 High-Yield Bond                           4.0%        2.0%        1.0%       0.0%
 International Diversified Equities        1.0%        2.0%        3.0%       3.0%
 Invesco V.I. Comstock Fund,
   Series II Shares                        4.0%        4.0%        4.0%       5.0%
 Invesco V.I. Growth and Income
   Fund, Series II Shares                  5.0%        5.0%        5.0%       6.0%
 Lord Abbett Growth and Income             1.0%        1.0%        1.0%       2.0%
 Mid-Cap Growth                            1.0%        1.0%        1.0%       2.0%
 Real Estate                               2.0%        3.0%        4.0%       4.0%
 Real Return                              12.0%        8.0%        3.0%       0.0%
 SA JPMorgan MFS Core Bond                12.0%       11.0%       10.0%       5.0%
 SA Marsico Focused Growth                 0.0%        1.0%        2.0%       3.0%
 SA MFS Massachusetts Investors
   Trust                                   5.0%        5.0%        6.0%       8.0%
 Small & Mid Cap Value                     1.0%        2.0%        4.0%       5.0%
 Small Company Value                       1.0%        2.0%        2.0%       3.0%
                              TOTAL        100%        100%        100%       100%

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE FROM OCTOBER 3, 2011 THROUGH APRIL 29, 2012)


         VARIABLE PORTFOLIOS            MODEL A     MODEL B     MODEL C     MODEL D
 American Funds Global Growth              4.0%        6.0%        6.0%     6.0%
 American Funds Growth                     2.0%        1.0%        2.0%     3.0%
 American Funds Growth-Income              1.0%        1.0%        1.0%     2.0%
 Blue Chip Growth                          1.0%        0.0%        0.0%     0.0%
 Capital Appreciation                      2.0%        3.0%        3.0%     3.0%
 Corporate Bond                            9.0%        8.0%        7.0%     0.0%
 Davis Venture Value                       4.0%        4.0%        4.0%     5.0%
 Emerging Markets                          0.0%        0.0%        2.0%     3.0%
 Foreign Value                             5.0%        7.0%        8.0%     8.0%
 Global Bond                               3.0%        3.0%        2.0%     2.0%
 Government and Quality Bond               7.0%        5.0%        4.0%     0.0%
 Growth-Income                             5.0%        5.0%        6.0%     8.0%
 Growth Opportunities                      2.0%        3.0%        3.0%     4.0%
 High-Yield Bond                           4.0%        2.0%        0.0%     0.0%
 International Diversified Equities        0.0%        0.0%        0.0%     4.0%
 Invesco V.I. Comstock Fund,
   Series II Shares                        4.0%        4.0%        4.0%     5.0%
 Invesco V.I. Growth and Income
   Fund, Series II Shares                  5.0%        5.0%        6.0%     7.0%
 Lord Abbett Growth and Income             1.0%        2.0%        2.0%     2.0%
 Mid-Cap Growth                            1.0%        1.0%        1.0%     1.0%
 Real Estate                               2.0%        3.0%        3.0%     4.0%
 Real Return                              12.0%        8.0%        3.0%     0.0%
 SA JPMorgan MFS Core Bond                15.0%       14.0%       14.0%     8.0%
 SA Marsico Focused Growth                 0.0%        1.0%        2.0%     3.0%
 SA MFS Massachusetts Investors
   Trust                                   4.0%        5.0%        6.0%     8.0%
 Small & Mid Cap Value                     5.0%        6.0%        8.0%    10.0%
 Small Company Value                       2.0%        3.0%        3.0%     4.0%
                              TOTAL        100%        100%        100%     100%

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE FROM MAY 2, 2011 THROUGH OCTOBER 2, 2011)


         VARIABLE PORTFOLIOS            MODEL A     MODEL B     MODEL C     MODEL D
 American Funds Global Growth               6%          9%          9%         10%
 American Funds Growth                      2%          2%          3%          3%
 American Funds Growth-Income               1%          1%          1%          1%
 Blue Chip Growth                           1%          1%          1%          1%
 Capital Appreciation                       2%          3%          3%          4%
 Corporate Bond                             9%          8%          5%          0%
 Davis Venture Value                        4%          4%          4%          5%
 Emerging Markets                           0%          0%          2%          3%
 Foreign Value                              6%          9%         10%         10%
 Global Bond                                3%          2%          0%          0%
 Government and Quality Bond                8%          5%          3%          0%
 Growth-Income                              3%          3%          3%          3%
 Growth Opportunities                       2%          3%          6%          7%
 High-Yield Bond                            4%          0%          0%          0%
 International Diversified Equities         0%          0%          0%          5%
 Invesco V.I. Comstock Fund,
   Series II Shares                         3%          4%          4%          4%
 Invesco V.I. Growth and Income
   Fund, Series II Shares                   5%          5%          6%          6%
 Lord Abbett Growth and Income              1%          2%          3%          3%
 Mid-Cap Growth                             1%          1%          2%          2%
 Real Estate                                2%          3%          4%          5%
 Real Return                               11%          7%          3%          0%
 SA JPMorgan MFS Core Bond                 15%         13%          9%          5%
 SA Marsico Focused Growth                  0%          1%          2%          3%
 SA MFS Massachusetts Investors
   Trust                                    4%          5%          6%          7%
 Small & Mid Cap Value                      5%          6%          6%          7%
 Small Company Value                        2%          3%          5%          6%
                              TOTAL       100%        100%        100%        100%

SAMPLE PORTFOLIOS
(EFFECTIVE FROM FEBRUARY 11, 2013 THROUGH APRIL 30, 2013)


                                                  BALANCED                     ALL
                                                   TOWARD       GROWTH       EQUITY
              VARIABLE PORTFOLIOS                  GROWTH        FOCUS        FOCUS
 American Funds Global Growth                     12.0%        12.0%        17.0%
 American Funds Growth                             9.0%        10.0%        10.0%
 Corporate Bond                                    5.0%         0.0%         0.0%
 Foreign Value                                    11.0%        15.0%        18.0%
 Government and Quality Bond                      25.0%        20.0%         0.0%
 Growth Opportunities                              3.0%         5.0%         6.0%
 Invesco V.I. Comstock Fund, Series II Shares      6.0%        10.0%        13.0%
 Invesco V.I. Growth and Income Fund,
   Series II Shares                                5.0%        10.0%        12.0%
 Mid-Cap Growth                                    4.0%         8.0%        10.0%
 SA MFS Massachusetts Investors Trust              7.0%        10.0%        14.0%
 SA MFS Total Return                              13.0%         0.0%         0.0%
                                          TOTAL  100.0%       100.0%       100.0%

SAMPLE PORTFOLIOS
(EFFECTIVE FROM JUNE 25, 2012 THROUGH FEBRUARY 10, 2013)


                                                  BALANCED                     ALL
                                                   TOWARD       GROWTH       EQUITY
              VARIABLE PORTFOLIOS                  GROWTH        FOCUS        FOCUS
 American Funds Global Growth                     11.0%        11.0%        15.0%
 American Funds Growth                            10.0%        11.0%        12.0%
 Corporate Bond                                    5.0%         0.0%         0.0%
 Foreign Value                                    10.0%        13.0%        15.0%
 Government and Quality Bond                      25.0%        20.0%         0.0%
 Growth Opportunities                              3.0%         5.0%         6.0%
 Invesco V.I. Comstock Fund, Series II Shares      6.0%        10.0%        14.0%
 Invesco V.I. Growth and Income Fund,
   Series II Shares                                6.0%        12.0%        14.0%
 Mid-Cap Growth                                    4.0%         8.0%        10.0%
 SA MFS Massachusetts Investors Trust              7.0%        10.0%        14.0%
 SA MFS Total Return                              13.0%         0.0%         0.0%
                                          TOTAL  100.0%       100.0%       100.0%

SAMPLE PORTFOLIOS
(EFFECTIVE FROM MAY 21, 2012 THROUGH JUNE 24, 2012)


                                                  BALANCED                     ALL
                                                   TOWARD       GROWTH       EQUITY
              VARIABLE PORTFOLIOS                  GROWTH        FOCUS        FOCUS
 American Funds Global Growth                     11.0%        11.0%        15.0%
 American Funds Growth                             8.0%         9.0%        10.0%
 Corporate Bond                                    5.0%         0.0%         0.0%
 Foreign Value                                    10.0%        13.0%        15.0%
 Government and Quality Bond                      25.0%        20.0%         0.0%
 Growth Opportunities                              3.0%         5.0%         6.0%
 Invesco V.I. Comstock Fund, Series II Shares      6.0%        10.0%        14.0%
 Invesco V.I. Growth and Income Fund,
   Series II Shares                                6.0%        12.0%        14.0%
 Mid-Cap Growth                                    4.0%         8.0%        10.0%
 SA MFS Massachusetts Investors Trust              7.0%        10.0%        13.0%
 SA MFS Total Return                              13.0%         0.0%         0.0%
 Small Company Value                               2.0%         2.0%         3.0%
                                          TOTAL  100.0%       100.0%       100.0%

The Balanced Growth & Income Sample Portfolio is no longer available as an investment option for Purchase Payments or transfers. If you are currently invested in the Balanced Growth & Income Sample Portfolio, your investment will not be changed by us.


SAMPLE PORTFOLIOS
(EFFECTIVE FROM APRIL 30, 2012 THROUGH MAY 20, 2012)


                                    BALANCED
                                     GROWTH     BALANCED                 ALL
                                       &         TOWARD      GROWTH     EQUITY
       VARIABLE PORTFOLIOS           INCOME      GROWTH       FOCUS     FOCUS
 American Funds Global Growth           5%          10%         10%     15%
 American Funds Growth                  5%           5%          5%     10%
 Corporate Bond                         5%           5%          0%      0%
 Foreign Value                         10%          10%         15%     15%
 Government and Quality Bond           20%          15%         10%      0%
 Growth Opportunities                   0%           0%          0%      5%
 Invesco V.I. Comstock Fund,
   Series II Shares                    10%          10%         10%     15%
 Invesco V.I. Growth and Income
   Fund, Series II Shares              10%          15%         15%     15%
 Mid-Cap Growth                         5%           5%         10%     10%
 SA JPMorgan MFS Core Bond             25%          15%         10%      0%
 SA MFS Massachusetts Investors
   Trust                                5%           5%         10%     12%
 Small Company Value                    0%           5%          5%      3%
                           TOTAL      100%         100%        100%    100%

The Sample Portfolios listed above are no longer available for investment if your contract was issued on or after April 30, 2013. However, once you invested in a Sample Portfolio, the percentages of your contract value allocated to each Variable Portfolio within a Sample Portfolio will not be changed by us. Any subsequent Purchase Payments will be invested in the same Sample Portfolio as your current investment and will not be invested in the Sample Portfolio allocations specified above unless you provide us with specific instructions to do so.

You may invest in only one Sample Portfolio at a time. Investment outside of a Sample Portfolio is prohibited. However, if you elected an Optional Living Benefit, pursuant to investment requirements, a portion of your investment can be allocated outside the Sample Portfolio. You can elect to have your investment in the Sample Portfolio rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Sample Portfolio you selected.

You can transfer 100% of your investment from one Sample Portfolio to another Sample Portfolio at any time; you will be transferred into the most current Sample Portfolio available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. A subsequent Purchase Payment will be invested in the same Sample Portfolio as your current investment unless we receive different instructions from you.

Your broker-dealer designs the Sample Portfolios. Your broker-dealer may have revenue sharing arrangements in place with the money managers that manage the Underlying Funds comprising the Sample Portfolios. Those arrangements are not related to the availability of the same Underlying Funds in this variable annuity. Information about your broker-dealer's revenue sharing arrangements can be obtained from your financial representative or by visiting the broker-dealer's website.

       Please forward a copy (without charge) of the Polaris Platinum O-Series Variable Annuity Statement of
                                            Additional Information to:
                                (Please print or type and fill in all information.)
    -----------------------------------------------------------------------
    Name

    -----------------------------------------------------------------------
    Address

    -----------------------------------------------------------------------
    City/State/Zip

    -----------------------------------------------------------------------
    Contract Issue Date:

    Date: -------------------------------                                    Signed: ----------------------------

 Return to: Issuing Company -----------------------------------------------------

 Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

                     STATEMENT OF ADDITIONAL INFORMATION

                 INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                               IN CONNECTION WITH

                          FS VARIABLE SEPARATE ACCOUNT

                   POLARIS PLATINUM O-SERIES VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2015, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:


        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 15570
                           AMARILLO, TEXAS 79105-5570


                                  May 1, 2015

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
Separate Account and the Company........................................   3

General Account.........................................................   4

Information Regarding the Use of the Volatility Index ("VIX")...........   5

Performance Data........................................................   6

Annuity Income Payments.................................................  10

Annuity Unit Values.....................................................  10

Taxes...................................................................  13

Broker-Dealer Firms Receiving Revenue Sharing Payments..................  25

Distribution of Contracts...............................................  26

Financial Statements....................................................  26

                        SEPARATE ACCOUNT AND THE COMPANY

     The United States Life Insurance Company in the City of New York ("US Life" or the "Company") is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation, is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contracts are the Company's, and American International Group has no legal obligation to back those commitments.

     On December 31, 2011, First SunAmerica Life Insurance Company ("First SunAmerica") merged with the Company. Prior to this date, the contracts were issued by First SunAmerica.

     FS Variable Separate Account ("Separate Account") was originally established by First SunAmerica on September 9, 1994, pursuant to the provisions of New York law, as a segregated asset account. Prior to December 31, 2011, the Separate Account was a separate account of First SunAmerica. On December 30, 2011, and in conjunction with the merger of US Life and First SunAmerica, the Separate Account was transferred to and became a Separate Account of US Life under New York law.

     The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

      The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

      The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios ("Underlying Funds"). The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges.

      The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

      Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

                                 GENERAL ACCOUNT

      The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

      The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

          INFORMATION REGARDING THE USE OF THE VOLATILITY INDEX ("VIX")


This variable annuity is not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC ("S&P") or the Chicago Board Options Exchange, Incorporated ("CBOE"). S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of this variable annuity or any member of the public regarding the advisability of investing on securities generally or in this variable annuity or in the ability of the CBOE Volatility Index (the "VIX") track market performance. S&P's and CBOE's only relationship to the Company is the licensing of certain trademarks and trade names of S&P, CBOE and the VIX which is determined, composed, and calculated by S&P without regard to the Company or this variable annuity. S&P has no obligation to take the needs of the Company or the owners of this variable annuity into consideration in determining, composing, or calculating the VIX. S&P and CBOE are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of this variable annuity to be issued or in the determination or calculation of the equation by which this variable annuity is to be converted into cash. S&P and CBOE have no obligation orliablity in connection with the administration, marketing or trading of this variable annuity.

Neither S&P, its affiliates nor their third part licensors, including CBOE, guarantee the adequacy, accuracy, timeliness or completeness of the VIX or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P, its affiliates and their third party licensors, including CBOE, shall not be subject to any damages or liability for any errors, omissions or delays therein. S&P and CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the VIX or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S&P, its affiliates or their third party licensors, including CBOE, be liable for any indirect, special, incidental, punitive or consequential damages, including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500(TM)" are trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by the Company. "CBOE", "CBOE Volatility Index" and "VIX" is a trademark of the Chicago Board Option Exchange, Incorporated and has neen licensed for use by S&P.

                               PERFORMANCE DATA

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

STANDARDIZED PERFORMANCE PURSUANT TO SEC REQUIREMENTS ("STANDARDIZED"): The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

NON-STANDARDIZED PERFORMANCE: For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

CASH MANAGEMENT PORTFOLIO

      Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

      Base Period Return = (EV-SV-CMF)/(SV)

      where:

SV. =   value of one Accumulation Unit at the start of a 7 day period
EV. =   value of one Accumulation Unit at the end of the 7 day period
CMF = an allocated portion of the $50 annual contract maintenance fee, prorated for 7 days

      The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of contract owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

      The current yield is then obtained by annualizing the Base Period Return:

      Current Yield = (Base Period Return) x (365/7)

      STANDARDIZED PERFORMANCE: The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                 365/7
      Effective Yield = [(Base Period Return + 1)      - 1]

      For the seven day period ended December 31, 2002, the effective yield for the Cash Management Portfolio was -0.51%. The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

      Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account compute their performance data as "total return."

      STANDARDIZED PERFORMANCE: Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula.

               n
         P(1+T)  = ERV

         where:

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof).


     The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.

      We may, from time to time, advertise other variations of performance along with the standardized performance as described above. These rates of return do not reflect election of the optional features. As a fee is charged for optional features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.


POLARIS PORTFOLIO ALLOCATOR MODELS AND SAMPLE PORTFOLIO PERFORMANCE

      Please note, certain broker-dealers offer asset allocation models or sample portfolios that are different from the Polaris Portfolio Allocator Models. The performance information described below for the Polaris Portfolio Allocator Models is also applicable to the Sample Portfolios (collectively, "Models").

      The Separate Account also computes "total return" data for each of the Models. Each Model is comprised of combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

      NON-STANDARDIZED PERFORMANCE: Total return for a Model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the Model inception date and rebalanced in accordance with the Model on each reevaluation date. The Model inception date is the date when the Model was first offered for investment.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

      The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity option selected.

      The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

      For fixed Annuity Income Payments, the amount of the second and each subsequent monthly Annuity Income Payment is the same as that determined above for the first monthly payment.

      For variable Annuity Income Payments, the amount of the second and each subsequent monthly Annuity Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Annuity Income Payment is due.

                               ANNUITY UNIT VALUES

      The value of an Annuity Unit is determined independently for each Variable Portfolio.

      The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Income Payments to increase (or not to decrease).

      The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

      For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

      The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

      The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

      The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

      ILLUSTRATIVE EXAMPLE

      Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

NIF =   ($11.46/$11.44)
    =   1.00174825

      The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/(1/12)/] = 0.99713732

      In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

      To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on Our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

      The NIF measures the performance of the funds that are basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less that one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

      ILLUSTRATIVE EXAMPLE

      Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Income Payment date is $13.327695.

      P's first variable Income Payment is determined from annuity factor tables, using the information assumed above. From the tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable Income Payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

      The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $557.61/$13.256932 = 42.062143

      P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 42.062143 x $13.327695 = $560.59

      The third and subsequent variable Income Payments are computed in a manner similar to the second variable Income Payment.

      Note that the amount of the first variable Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                                      TAXES
                                      -----

GENERAL

Note: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

    -  after attaining age 591/2;

    -  when paid to your beneficiary after you die;

    -  after you become disabled (as defined in the Code);

    - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 591/2, whichever is later;

    -  under an immediate annuity contract;

    - which are attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers).
An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;


     - distributions from IRAs for certain higher education expenses;


     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;


     - payments to certain reservists called up for active duty after September 11, 2001; or


     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or,
(2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")

A Contract Owner who is not a "United States person" which is defined under the Internal Revenue Code section to mean:

..  a citizen or resident of the United States

.. a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

..  any estate or trust other than a foreign estate or foreign trust (see
   Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

..  a person that meets the substantial presence test

..  any other person that is not a foreign person

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.


FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities


Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2015 is the lesser of 100% of includible compensation or $18,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $6,000 in 2015 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2015 may not exceed the lesser of $53,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities


Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2015 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2015. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2015 of less than $98,000, your contribution may be fully deductible; if your income is between $98,000 and $118,000, your contribution may be partially deductible and if your income is $118,000 or more, your contribution may not be deductible. If you are single and your income in 2015 is less than $61,000, your contribution may be fully deductible; if your income is between $61,000 and $71,000, your contribution may be partially deductible and if your income is $71,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2015 is between $183,000 and $193,000, your contribution may be partially deductible.

(d) Roth IRAs


Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2015 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2015. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2015 is less than:
$183,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $116,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)


Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
             ------------------------------------------------------


The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2014, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Ameriprise Financial Services, Inc.
BancWest Investment Services, Inc.
CCO Investment Services Corporation
Cetera Advisor Network LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
cfd Investments, Inc
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Fifth Third Securities, Inc.
FSC Securities Corp.
Infinex Investments, Inc.
Investacorp, Inc
Investment Professionals, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Janney Montgomery Scott LLC.
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
M&T Securities, Inc.
Morgan Stanley & Co., Incorporated
NEXT Financial Group, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Signator Financial Services, Inc.
Signator Investors/John Hancock Financial Network
Triad Advisors, Inc
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UnionBanc Investment Services
United Planners Financial Services of
   America BBVA Compass Investment Solutions, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services
Woodbury Financial Services, Inc.


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                           DISTRIBUTION OF CONTRACTS
                           -------------------------

     The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and AIG Capital Services, Inc. are each an indirect wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS
                              --------------------

     PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for FS Variable Separate Account and The United States Life Insurance Company in the City of New York ("US Life").

     You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

     The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

     - Audited Financial Statements of FS Variable Separate Account of The United States Life Insurance Company in the City of New York for the year ended December 31, 2014 and the results of its operations and the changes in its net assets for each of the periods indicated

     - Audited Financial Statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2014, 2013 and 2012

     The financial statements of US Life should be considered only as bearing on the ability of US Life to meet its obligation under the contracts.

                                                   FS Variable Separate Account
               The United States Life Insurance Company in the City of New York

                                                                           2014

                                                                  Annual Report

                                                              December 31, 2014

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contractholders of its separate account, FS Variable Separate Account:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Separate Account (the "Separate Account"), a separate account of The United States Life Insurance Company in the City of New York, at
December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the mutual fund companies and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 27, 2015

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

                                                   Due from                  Contract   Contract     Net assets
                                 Investment          (to)                    owners -   owners -   attributable to
                               securities - at US Life Insurance             annuity  accumulation contract owner
Sub-accounts                     fair value         Company      Net Assets  reserves   reserves      reserves
------------                   --------------- ----------------- ----------- -------- ------------ ---------------
Lord Abbett Growth and Income
  Portfolio Class VC             $13,109,872        $    --      $13,109,872 $     -- $13,109,872    $13,109,872
American Funds Growth-Income
  Fund Class 2                    10,903,964             --       10,903,964       --  10,903,964     10,903,964
American Funds Growth Fund
  Class 2                          9,210,839             --        9,210,839       --   9,210,839      9,210,839
Lord Abbett Mid Cap Stock
  Portfolio Class VC                 159,823             --          159,823       --     159,823        159,823
American Funds Asset
  Allocation Fund Class 2          2,576,209             --        2,576,209       --   2,576,209      2,576,209
American Funds Global Growth
  Fund Class 2                     7,742,208             --        7,742,208       --   7,742,208      7,742,208
Principal Equity Income
  Account Class 2                    442,824             --          442,824       --     442,824        442,824
Principal LargeCap Blend
  Account II Class 2                  33,824             --           33,824       --      33,824         33,824
Principal LargeCap Growth
  Account Class 2                     16,992             --           16,992       --      16,992         16,992
Principal Income Account
  Class 2                            110,843             --          110,843       --     110,843        110,843
Principal Diversified
  International Account Class
  2                                   88,454             --           88,454       --      88,454         88,454
Principal Money Market
  Account Class 2                     99,714             --           99,714       --      99,714         99,714
Principal Real Estate
  Securities Account Class 2          20,429             --           20,429       --      20,429         20,429
Principal SAM Balanced
  Portfolio Class 2                7,440,930             --        7,440,930   45,613   7,395,317      7,440,930
Principal SAM Conservative
  Balanced Portfolio Class 2         122,328             --          122,328       --     122,328        122,328
Principal SAM Conservative
  Growth Portfolio Class 2           664,385             --          664,385       --     664,385        664,385
Principal SAM Flexible Income
  Portfolio Class 2                  546,583             --          546,583   43,450     503,133        546,583
Principal SAM Strategic
  Growth Portfolio Class 2           296,584             --          296,584       --     296,584        296,584
Principal Short-Term Income
  Account Class 2                     45,278             --           45,278       --      45,278         45,278
Principal SmallCap Growth
  Account II Class 2                  19,926             --           19,926       --      19,926         19,926
Principal Government & High
  Quality Bond Class 2                   598             --              598       --         598            598
Principal PVC Principal
  Capital Appreciation
  Account Class 2                    185,517             --          185,517       --     185,517        185,517
Principal PVC MidCap Blend
  Acct Class 2                     1,312,685             --        1,312,685       --   1,312,685      1,312,685
Columbia VP Income
  Opportunities Fund Class 1         126,394             --          126,394       --     126,394        126,394
Invesco VI American Franchise
  Fund Series II                     573,737             --          573,737       --     573,737        573,737
Invesco VI Comstock Fund
  Series II                       16,626,533             --       16,626,533    4,505  16,622,028     16,626,533
Invesco VI Growth and Income
  Fund Series II                  28,049,551             --       28,049,551       --  28,049,551     28,049,551
Franklin Income Securities
  Fund                            15,222,288             --       15,222,288       --  15,222,288     15,222,288
Franklin Templeton VIP
  Founding Funds Allocations
  Fund Class 2                     3,732,787             --        3,732,787       --   3,732,787      3,732,787
Columbia VP Marsico Focused
  Equities Fund Class 1              584,710             --          584,710       --     584,710        584,710
AST Growth Portfolio Class 1       4,272,688             --        4,272,688   19,976   4,252,712      4,272,688
AST Growth Portfolio Class 3       6,202,555             --        6,202,555       --   6,202,555      6,202,555
AST Government and Quality
  Bond Portfolio Class 1           3,848,072             --        3,848,072  166,928   3,681,144      3,848,072
AST Government and Quality
  Bond Portfolio Class 3          34,598,415             --       34,598,415       --  34,598,415     34,598,415
AST Capital Appreciation
  Portfolio Class 1                9,417,684             --        9,417,684  189,192   9,228,492      9,417,684
AST Capital Appreciation
  Portfolio Class 3               22,973,199             --       22,973,199    6,991  22,966,208     22,973,199
AST Natural Resources
  Portfolio Class 1                1,226,242             --        1,226,242    9,268   1,216,974      1,226,242
AST Natural Resources
  Portfolio Class 3                6,181,181             --        6,181,181       --   6,181,181      6,181,181
SAST Small Company Value
  Portfolio Class 3               11,182,570             --       11,182,570       --  11,182,570     11,182,570
SAST Mid-Cap Growth Portfolio
  Class 1                          2,251,006             --        2,251,006   10,420   2,240,586      2,251,006
SAST Mid-Cap Growth Portfolio
  Class 3                          7,146,608             --        7,146,608       --   7,146,608      7,146,608
SAST Capital Growth Portfolio
  Class 1                            236,478             --          236,478       --     236,478        236,478
SAST Capital Growth Portfolio
  Class 3                          2,584,699             --        2,584,699       --   2,584,699      2,584,699
SAST Blue Chip Growth
  Portfolio Class 1                  709,934             --          709,934       --     709,934        709,934
SAST Blue Chip Growth
  Portfolio Class 3                5,437,879             --        5,437,879       --   5,437,879      5,437,879
SAST Growth Opportunities
  Portfolio Class 1                  331,946             --          331,946       --     331,946        331,946
SAST Growth Opportunities
  Portfolio Class 3                9,220,794             --        9,220,794       --   9,220,794      9,220,794
SAST Technology Portfolio
  Class 1                            200,597             --          200,597       --     200,597        200,597
SAST Technology Portfolio
  Class 3                          1,937,982             --        1,937,982       --   1,937,982      1,937,982
SAST Marsico Focused Growth
  Portfolio Class 3                5,896,987             --        5,896,987       --   5,896,987      5,896,987
SAST Small & Mid Cap Value
  Portfolio Class 3               26,535,945             --       26,535,945   13,093  26,522,852     26,535,945
SAST Foreign Value Portfolio
  Class 3                         27,124,752             --       27,124,752    3,462  27,121,290     27,124,752
SAST VCP Value Portfolio
  Class 3                         17,031,578             --       17,031,578       --  17,031,578     17,031,578
SAST VCP Total Return
  Balanced Portfolio Class 3      16,707,629             --       16,707,629       --  16,707,629     16,707,629
SAST Protected Asset
  Allocation SAST Portfolio
  Class 3                         19,165,139             --       19,165,139       --  19,165,139     19,165,139
SAST American Funds Growth
  Portfolio Class 3               15,736,526             --       15,736,526    9,544  15,726,982     15,736,526
SAST American Funds Global
  Growth Portfolio Class 3        21,554,249             --       21,554,249    7,932  21,546,317     21,554,249
SAST American Funds
  Growth-Income Portfolio
  Class 3                         12,296,939             --       12,296,939    8,694  12,288,245     12,296,939
SAST American Funds Asset
  Allocation Portfolio Class 3     7,504,535             --        7,504,535       --   7,504,535      7,504,535
SAST Cash Management
  Portfolio Class 1                2,792,612             --        2,792,612    7,043   2,785,569      2,792,612
SAST Cash Management
  Portfolio Class 3                6,941,126             --        6,941,126  235,032   6,706,094      6,941,126
SAST Corporate Bond Portfolio
  Class 1                          3,343,286             --        3,343,286   37,618   3,305,668      3,343,286
SAST Corporate Bond Portfolio
  Class 3                         38,504,302             --       38,504,302       --  38,504,302     38,504,302
SAST Global Bond Portfolio
  Class 1                          1,290,868             --        1,290,868   23,375   1,267,493      1,290,868
SAST Global Bond Portfolio
  Class 3                         14,722,688             --       14,722,688       --  14,722,688     14,722,688
SAST High-Yield Bond
  Portfolio Class 1                2,913,089             --        2,913,089   10,529   2,902,560      2,913,089
SAST High-Yield Bond
  Portfolio Class 3                7,332,113             --        7,332,113    1,727   7,330,386      7,332,113
AST Asset Allocation
  Portfolio Class 1                4,185,721             --        4,185,721    2,297   4,183,424      4,185,721
AST Asset Allocation
  Portfolio Class 3                3,481,940             --        3,481,940       --   3,481,940      3,481,940
SAST Growth-Income Portfolio
  Class 1                          8,351,567             --        8,351,567   47,503   8,304,064      8,351,567
SAST Growth-Income Portfolio
  Class 3                          8,571,846             --        8,571,846       --   8,571,846      8,571,846
SAST Global Equities
  Portfolio Class 1                1,532,350             --        1,532,350    1,757   1,530,593      1,532,350
SAST Global Equities
  Portfolio Class 3                2,436,457             --        2,436,457       --   2,436,457      2,436,457
SAST Alliance Growth
  Portfolio Class 1                9,866,299             --        9,866,299  149,702   9,716,597      9,866,299
SAST Alliance Growth
  Portfolio Class 3                7,850,551             --        7,850,551       --   7,850,551      7,850,551

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

                                                   Due from
                                       Investment   (to) US               Contract                   Net assets
                                       securities    Life                 owners - Contract owners attributable to
                                          - at     Insurance              annuity  - accumulation  contract owner
Sub-accounts                           fair value   Company   Net Assets  reserves    reserves        reserves
------------                          ------------ --------- ------------ -------- --------------- ---------------
SAST MFS Massachusetts Investors
  Trust Portfolio Class 1             $  3,011,410    $--    $  3,011,410 $ 17,520  $  2,993,890    $  3,011,410
SAST MFS Massachusetts Investors
  Trust Portfolio Class 3               17,376,401     --      17,376,401       --    17,376,401      17,376,401
SAST Fundamental Growth Portfolio
  Class 1                                2,391,309     --       2,391,309    8,355     2,382,954       2,391,309
SAST Fundamental Growth Portfolio
  Class 3                                4,179,217     --       4,179,217       --     4,179,217       4,179,217
SAST Dynamic Allocation Portfolio
  Class 3                              673,465,249     --     673,465,249       --   673,465,249     673,465,249
SAST International Diversified
  Equities Portfolio Class 1             2,283,775     --       2,283,775    5,564     2,278,211       2,283,775
SAST International Diversified
  Equities Portfolio Class 3             8,189,779     --       8,189,779       --     8,189,779       8,189,779
SAST Davis Venture Value Portfolio
  Class 1                               15,086,578     --      15,086,578   83,491    15,003,087      15,086,578
SAST Davis Venture Value Portfolio
  Class 3                               25,062,216     --      25,062,216       --    25,062,216      25,062,216
SAST MFS Total Return Portfolio
  Class 1                                4,843,897     --       4,843,897  121,654     4,722,243       4,843,897
SAST MFS Total Return Portfolio
  Class 3                               10,177,283     --      10,177,283    2,405    10,174,878      10,177,283
SAST Total Return Bond Portfolio
  Class 1                                1,819,304     --       1,819,304    3,676     1,815,628       1,819,304
SAST Total Return Bond Portfolio
  Class 3                               49,638,015     --      49,638,015    9,543    49,628,472      49,638,015
SAST Telecom Utility Portfolio Class
  1                                      1,035,527     --       1,035,527      737     1,034,790       1,035,527
SAST Telecom Utility Portfolio Class
  3                                      1,444,334     --       1,444,334       --     1,444,334       1,444,334
SAST Equity Opportunities Portfolio
  Class 1                                2,180,016     --       2,180,016   32,928     2,147,088       2,180,016
SAST Equity Opportunities Portfolio
  Class 3                                2,859,405     --       2,859,405       --     2,859,405       2,859,405
SAST Aggressive Growth Portfolio
  Class 1                                1,776,752     --       1,776,752    7,764     1,768,988       1,776,752
SAST Aggressive Growth Portfolio
  Class 3                                3,296,044     --       3,296,044       --     3,296,044       3,296,044
SAST International Growth and Income
  Portfolio Class 1                      1,862,039     --       1,862,039   18,626     1,843,413       1,862,039
SAST International Growth and Income
  Portfolio Class 3                      9,497,621     --       9,497,621       --     9,497,621       9,497,621
SAST Emerging Markets Portfolio
  Class 1                                1,431,782     --       1,431,782   41,385     1,390,397       1,431,782
SAST Emerging Markets Portfolio
  Class 3                                7,841,166     --       7,841,166       --     7,841,166       7,841,166
SAST SunAmerica Dynamic Strategy
  Portfolio Class 3                    400,778,579     --     400,778,579       --   400,778,579     400,778,579
SAST Real Estate Portfolio Class 1       1,663,247     --       1,663,247       --     1,663,247       1,663,247
SAST Real Estate Portfolio Class 3      14,052,885     --      14,052,885    1,826    14,051,059      14,052,885
SAST Dogs of Wall Street Portfolio
  Class 1                                1,399,065     --       1,399,065       --     1,399,065       1,399,065
SAST Dogs of Wall Street Portfolio
  Class 3                                5,404,275     --       5,404,275       --     5,404,275       5,404,275
SAST Balanced Portfolio Class 1          3,131,578     --       3,131,578   14,965     3,116,613       3,131,578
SAST Balanced Portfolio Class 3         12,034,582     --      12,034,582       --    12,034,582      12,034,582
SST Allocation Balanced Portfolio
  Class 3                               16,598,874     --      16,598,874       --    16,598,874      16,598,874
SST Allocation Moderate Portfolio
  Class 3                               14,699,201     --      14,699,201       --    14,699,201      14,699,201
SST Allocation Moderate Growth
  Portfolio Class 3                      9,730,120     --       9,730,120       --     9,730,120       9,730,120
SST Allocation Growth Portfolio
  Class 3                                2,568,649     --       2,568,649       --     2,568,649       2,568,649
SST Real Return Portfolio Class 3       18,334,136     --      18,334,136       --    18,334,136      18,334,136

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

                                    A            B          A+B=C          D              E             F           C+D+E+F
                                           Mortality and                                          Net change in     Increase
                                            expense risk     Net                    Capital gain    unrealized   (decrease) in
                                Dividends       and       investment  Net realized  distributions  appreciation    net assets
                               from mutual administrative   income   gain (loss) on  from mutual  (depreciation) resulting from
Sub-accounts                      funds       charges       (loss)    investments       funds     of investments   operations
------------                   ----------- -------------- ---------- -------------- ------------- -------------- --------------
Lord Abbett Growth and Income
  Portfolio Class VC           $   91,351    $(210,313)   $(118,962)   $  872,510    $       --    $    14,840    $   768,388
American Funds Growth-Income
  Fund Class 2                    140,284     (161,995)     (21,711)      863,031       555,403       (398,963)       997,760
American Funds Growth Fund
  Class 2                          72,204     (138,480)     (66,276)      642,437       468,078       (413,484)       630,755
Lord Abbett Mid Cap Stock
  Portfolio Class VC                  728       (1,390)        (662)       13,907            --          3,185         16,430
American Funds Asset
  Allocation Fund Class 2          38,087      (22,580)      15,507       103,100       128,615       (130,365)       116,857
American Funds Global Growth
  Fund Class 2                     92,775     (119,212)     (26,437)      640,638       846,570     (1,408,297)        52,474
Principal Equity Income
  Account Class 2                   9,972       (8,635)       1,337        66,252            --        (14,021)        53,568
Principal LargeCap Blend
  Account II Class 2                  338         (554)        (216)        8,094            --         (4,903)         2,975
Principal LargeCap Growth
  Account Class 2                      52         (322)        (270)        4,031            --         (2,808)           953
Principal Income Account
  Class 2                           4,844       (2,372)       2,472         7,920            --         (3,927)         6,465
Principal Diversified
  International Account Class
  2                                 1,762       (1,822)         (60)      (32,752)           --         28,808         (4,004)
Principal Money Market
  Account Class 2                      --       (1,716)      (1,716)           --            --             --         (1,716)
Principal Real Estate
  Securities Account Class 2          251         (299)         (48)          387            --          4,542          4,881
Principal SAM Balanced
  Portfolio Class 2               191,329     (133,292)      58,037       336,587     1,085,136     (1,099,184)       380,576
Principal SAM Conservative
  Balanced Portfolio Class 2        3,448       (2,060)       1,388         1,493        10,659         (8,438)         5,102
Principal SAM Conservative
  Growth Portfolio Class 2         11,222      (10,897)         325        23,768        85,788        (72,950)        36,931
Principal SAM Flexible Income
  Portfolio Class 2                19,403       (9,452)       9,951         5,491        32,269        (24,793)        22,918
Principal SAM Strategic
  Growth Portfolio Class 2          3,910       (4,891)        (981)       14,339        48,105        (43,663)        17,800
Principal Short-Term Income
  Account Class 2                     635         (710)         (75)           91            --           (260)          (244)
Principal SmallCap Growth
  Account II Class 2                   --         (705)        (705)       15,769            --        (16,277)        (1,213)
Principal Government & High
  Quality Bond Class 2                 21          (50)         (29)          (54)           --            235            152
Principal PVC Principal
  Capital Appreciation
  Account Class 2                   5,446       (3,799)       1,647        11,169        29,713        (19,889)        22,640
Principal PVC MidCap Blend
  Acct Class 2                      3,595      (21,772)     (18,177)       94,408       110,759        (53,076)       133,914
Columbia VP Income
  Opportunities Fund Class 1           --       (2,127)      (2,127)         (357)           --          5,438          2,954
Invesco VI American Franchise
  Fund Series II                       --       (9,504)      (9,504)      117,670            --        (70,720)        37,446
Invesco VI Comstock Fund
  Series II                       181,382     (247,334)     (65,952)    1,340,702            --        (81,680)     1,193,070
Invesco VI Growth and Income
  Fund Series II                  423,323     (432,559)      (9,236)    1,735,028     3,307,609     (2,779,921)     2,253,480
Franklin Income Securities
  Fund                            698,117     (215,635)     482,482       205,719            --       (347,115)       341,086
Franklin Templeton VIP
  Founding Funds Allocations
  Fund Class 2                    105,184      (59,300)      45,884        59,790         3,208        (49,823)        59,059
Columbia VP Marsico Focused
  Equities Fund Class 1             2,978       (9,939)      (6,961)       20,379        95,805        (45,731)        63,492
AST Growth Portfolio Class 1       24,354      (65,883)     (41,529)      164,588            --        122,380        245,439
AST Growth Portfolio Class 3       19,623     (101,200)     (81,577)      374,567            --         48,562        341,552
AST Government and Quality
  Bond Portfolio Class 1           78,300      (61,964)      16,336        (1,938)           --        130,114        144,512
AST Government and Quality
  Bond Portfolio Class 3          574,708     (533,820)      40,888      (105,886)           --      1,207,471      1,142,473
AST Capital Appreciation
  Portfolio Class 1                    --     (141,158)    (141,158)      352,072     1,588,661       (631,659)     1,167,916
AST Capital Appreciation
  Portfolio Class 3                    --     (358,824)    (358,824)    1,775,834     4,202,107     (2,690,771)     2,928,346
AST Natural Resources
  Portfolio Class 1                17,908      (26,427)      (8,519)     (150,836)           --       (135,882)      (295,237)
AST Natural Resources
  Portfolio Class 3                50,315      (99,359)     (49,044)     (539,460)           --       (743,293)    (1,331,797)
SAST Small Company Value
  Portfolio Class 3                 8,608     (180,709)    (172,101)      979,336       380,154     (1,353,187)      (165,798)
SAST Mid-Cap Growth Portfolio
  Class 1                              --      (33,729)     (33,729)      136,532       183,528        (83,399)       202,932
SAST Mid-Cap Growth Portfolio
  Class 3                              --     (115,211)    (115,211)      919,355       609,867       (760,396)       653,615
SAST Capital Growth Portfolio
  Class 1                             226       (4,570)      (4,344)       67,766            --        (43,767)        19,655
SAST Capital Growth Portfolio
  Class 3                              --      (40,795)     (40,795)      201,145            --          1,044        161,394
SAST Blue Chip Growth
  Portfolio Class 1                   293      (10,461)     (10,168)       40,991        30,032          8,055         68,910
SAST Blue Chip Growth
  Portfolio Class 3                    --      (77,819)     (77,819)      256,221       239,077         72,317        489,796
SAST Growth Opportunities
  Portfolio Class 1                    --       (5,456)      (5,456)       54,964        39,468        (86,231)         2,745
SAST Growth Opportunities
  Portfolio Class 3                    --     (147,861)    (147,861)      650,433     1,285,762     (1,615,790)       172,544
SAST Technology Portfolio
  Class 1                              --       (2,621)      (2,621)       18,064            --         20,207         35,650
SAST Technology Portfolio
  Class 3                              --      (24,362)     (24,362)      138,904            --        216,949        331,491
SAST Marsico Focused Growth
  Portfolio Class 3                    --      (88,406)     (88,406)      298,572       358,888        (50,757)       518,297
SAST Small & Mid Cap Value
  Portfolio Class 3               161,907     (429,117)    (267,210)    2,331,653     4,160,746     (4,305,373)     1,919,816
SAST Foreign Value Portfolio
  Class 3                         281,072     (433,671)    (152,599)      706,579            --     (2,948,563)    (2,394,583)
SAST VCP Value Portfolio
  Class 3                         151,363     (139,907)      11,456        42,378       224,188        323,179        601,201
SAST VCP Total Return
  Balanced Portfolio Class 3           --     (137,712)    (137,712)       11,801       547,792        (25,165)       396,716
SAST Protected Asset
  Allocation SAST Portfolio
  Class 3                          58,705     (183,321)    (124,616)       28,331           798        265,858        170,371
SAST American Funds Growth
  Portfolio Class 3                91,848     (238,036)    (146,188)    1,003,592        82,441          9,768        949,613
SAST American Funds Global
  Growth Portfolio Class 3        199,949     (337,103)    (137,154)      955,689       717,615     (1,450,233)        85,917
SAST American Funds Growth-
  Income Portfolio Class 3        115,898     (188,541)     (72,643)      999,599       102,706        (52,956)       976,706
SAST American Funds Asset
  Allocation Portfolio Class 3     71,438     (101,963)     (30,525)      418,286       130,252       (279,449)       238,564
SAST Cash Management
  Portfolio Class 1                    --      (44,237)     (44,237)       (8,866)           --            689        (52,414)
SAST Cash Management
  Portfolio Class 3                    --     (130,235)    (130,235)     (114,425)           --         70,484       (174,176)
SAST Corporate Bond Portfolio
  Class 1                         122,088      (51,048)      71,040        50,149         9,236          8,072        138,497
SAST Corporate Bond Portfolio
  Class 3                       1,265,193     (573,478)     691,715       353,643       102,600        278,941      1,426,899
SAST Global Bond Portfolio
  Class 1                              --      (21,563)     (21,563)      (20,894)           --         23,762        (18,695)
SAST Global Bond Portfolio
  Class 3                              --     (214,838)    (214,838)     (188,756)           --         71,482       (332,112)

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

                                  A            B           A+B=C           D              E             F           C+D+E+F
                                         Mortality and                                            Net change in     Increase
                                          expense risk      Net                     Capital gain    unrealized   (decrease) in
                              Dividends       and        investment   Net realized  distributions  appreciation    net assets
                             from mutual administrative    income    gain (loss) on  from mutual  (depreciation) resulting from
Sub-accounts                    funds       charges        (loss)     investments       funds     of investments   operations
------------                 ----------- -------------- -----------  -------------- ------------- -------------- --------------
SAST High-Yield Bond
  Portfolio Class 1          $  144,654   $   (50,235)  $    94,419    $  238,856    $       --    $  (325,769)   $     7,506
SAST High-Yield Bond
  Portfolio Class 3             348,907      (108,836)      240,071       128,952            --       (433,312)       (64,289)
AST Asset Allocation
  Portfolio Class 1             101,766       (63,382)       38,384        79,243       114,514            280        232,421
AST Asset Allocation
  Portfolio Class 3              81,591       (57,826)       23,765       163,094       100,723        (85,373)       202,209
SAST Growth-Income
  Portfolio Class 1              98,381      (119,790)      (21,409)      274,103       292,224        387,823        932,741
SAST Growth-Income
  Portfolio Class 3              88,174      (121,694)      (33,520)      419,013       303,331        243,733        932,557
SAST Global Equities
  Portfolio Class 1              10,841       (25,450)      (14,609)       74,695            --        (16,272)        43,814
SAST Global Equities
  Portfolio Class 3              11,744       (37,484)      (25,740)      112,638            --        (32,127)        54,771
SAST Alliance Growth
  Portfolio Class 1                  --      (145,293)     (145,293)      399,513            --        863,719      1,117,939
SAST Alliance Growth
  Portfolio Class 3                  --      (122,735)     (122,735)      916,703            --        124,433        918,401
SAST MFS Massachusetts
  Investors Trust Portfolio
  Class 1                        16,887       (42,986)      (26,099)      127,772       113,744         36,783        252,200
SAST MFS Massachusetts
  Investors Trust Portfolio
  Class 3                        61,190      (261,000)     (199,810)    1,033,483       666,745        (34,878)     1,465,540
SAST Fundamental Growth
  Portfolio Class 1                  --       (37,573)      (37,573)       87,970            --         85,082        135,479
SAST Fundamental Growth
  Portfolio Class 3                  --       (66,296)      (66,296)      360,889            --        (69,147)       225,446
SAST Dynamic Allocation
  Portfolio Class 3           3,228,874    (8,050,308)   (4,821,434)    1,208,898     4,161,728     14,281,303     14,830,495
SAST International
  Diversified Equities
  Portfolio Class 1              39,680       (38,133)        1,547         5,917            --       (252,893)      (245,429)
SAST International
  Diversified Equities
  Portfolio Class 3             120,228      (143,445)      (23,217)      201,402            --     (1,092,681)      (914,496)
SAST Davis Venture Value
  Portfolio Class 1              95,530      (236,407)     (140,877)      560,469     1,353,358     (1,016,810)       756,140
SAST Davis Venture Value
  Portfolio Class 3              95,410      (389,455)     (294,045)      912,068     2,274,642     (1,726,230)     1,166,435
SAST MFS Total Return
  Portfolio Class 1             104,338       (76,672)       27,666       191,371            --        108,341        327,378
SAST MFS Total Return
  Portfolio Class 3             196,764      (158,360)       38,404       517,652            --        114,190        670,246
SAST Total Return Bond
  Portfolio Class 1              23,705       (27,624)       (3,919)       14,540            --         47,260         57,881
SAST Total Return Bond
  Portfolio Class 3             517,549      (750,081)     (232,532)      (16,363)           --      1,647,244      1,398,349
SAST Telecom Utility
  Portfolio Class 1              28,737       (15,875)       12,862        23,839            --         67,392        104,093
SAST Telecom Utility
  Portfolio Class 3              33,324       (21,253)       12,071       135,512            --        (13,540)       134,043
SAST Equity Opportunities
  Portfolio Class 1               8,961       (34,380)      (25,419)      195,377            --         17,967        187,925
SAST Equity Opportunities
  Portfolio Class 3               5,150       (37,919)      (32,769)      124,374            --        111,078        202,683
SAST Aggressive Growth
  Portfolio Class 1                  --       (28,806)      (28,806)       70,490            --        (75,665)       (33,981)
SAST Aggressive Growth
  Portfolio Class 3                  --       (52,811)      (52,811)      737,478            --       (731,852)       (47,185)
SAST International Growth
  and Income Portfolio
  Class 1                        37,515       (32,271)        5,244        10,428            --       (244,047)      (228,375)
SAST International Growth
  and Income Portfolio
  Class 3                       152,734      (154,964)       (2,230)      491,942            --     (1,607,828)    (1,118,116)
SAST Emerging Markets
  Portfolio Class 1              19,572       (25,132)       (5,560)       75,493            --       (185,516)      (115,583)
SAST Emerging Markets
  Portfolio Class 3              83,554      (128,868)      (45,314)      193,492            --       (769,477)      (621,299)
SAST SunAmerica Dynamic
  Strategy Portfolio Class 3  1,316,580    (4,271,682)   (2,955,102)      654,309        63,912     10,365,672      8,128,791
SAST Real Estate Portfolio
  Class 1                        20,552       (22,940)       (2,388)       64,327       124,121        183,104        369,164
SAST Real Estate Portfolio
  Class 3                       156,833      (227,563)      (70,730)    1,700,575     1,169,628        740,255      3,539,728
SAST Dogs of Wall Street
  Portfolio Class 1              19,629       (20,933)       (1,304)       85,041        55,511        (18,012)       121,236
SAST Dogs of Wall Street
  Portfolio Class 3              63,235       (71,172)       (7,937)      334,612       202,363       (124,287)       404,751
SAST Balanced Portfolio
  Class 1                        44,190       (48,688)       (4,498)      168,595            --        132,836        296,933
SAST Balanced Portfolio
  Class 3                       132,935      (171,313)      (38,378)      344,064            --        677,179        982,865
SST Allocation Balanced
  Portfolio Class 3             194,945      (235,476)      (40,531)      135,420     1,017,354       (563,877)       548,366
SST Allocation Moderate
  Portfolio Class 3             156,107      (218,082)      (61,975)      227,986       339,261          6,252        511,524
SST Allocation Moderate
  Growth Portfolio Class 3       97,196      (145,932)      (48,736)      147,899            --        222,820        321,983
SST Allocation Growth
  Portfolio Class 3              16,151       (37,829)      (21,678)       29,075            --         82,110         89,507
SST Real Return Portfolio
  Class 3                            --      (264,961)     (264,961)      (31,624)           --        291,930         (4,655)

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2014

                                                                          Net Asset    Value of
                                                                            Value   Shares at Fair Cost of Shares
Sub-accounts                                                     Shares   Per Share     Value           Held      Level /(1)/
------------                                                    --------- --------- -------------- -------------- ----------
Lord Abbett Growth and Income Portfolio Class VC                  368,877  $35.54    $13,109,872    $ 8,810,275       1
American Funds Growth-Income Fund Class 2                         208,051   52.41     10,903,964      7,877,468       1
American Funds Growth Fund Class 2                                115,366   79.84      9,210,839      6,546,502       1
Lord Abbett Mid Cap Stock Portfolio Class VC                        6,142   26.02        159,823         74,977       1
American Funds Asset Allocation Fund Class 2                      116,782   22.06      2,576,209      2,097,386       1
American Funds Global Growth Fund Class 2                         283,597   27.30      7,742,208      6,287,958       1
Principal Equity Income Account Class 2                            19,287   22.96        442,824        326,839       1
Principal LargeCap Blend Account II Class 2                         3,036   11.14         33,824         24,238       1
Principal LargeCap Growth Account Class 2                             693   24.53         16,992         11,217       1
Principal Income Account Class 2                                   10,330   10.73        110,843        105,843       1
Principal Diversified International Account Class 2                 6,234   14.19         88,454        115,341       1
Principal Money Market Account Class 2                             99,714    1.00         99,714         99,699       1
Principal Real Estate Securities Account Class 2                      910   22.45         20,429         14,085       1
Principal SAM Balanced Portfolio Class 2                          454,547   16.37      7,440,930      6,968,746       1
Principal SAM Conservative Balanced Portfolio Class 2               9,802   12.48        122,328        108,611       1
Principal SAM Conservative Growth Portfolio Class 2                35,302   18.82        664,385        572,239       1
Principal SAM Flexible Income Portfolio Class 2                    41,660   13.12        546,583        498,649       1
Principal SAM Strategic Growth Portfolio Class 2                   14,259   20.80        296,584        278,698       1
Principal Short-Term Income Account Class 2                        17,550    2.58         45,278         43,724       1
Principal SmallCap Growth Account II Class 2                        1,040   19.16         19,926         10,859       1
Principal Government & High Quality Bond Class 2                       57   10.45            598            591       1
Principal PVC Principal Capital Appreciation Account Class 2        8,391   22.11        185,517        181,647       1
Principal PVC MidCap Blend Acct Class 2                            21,683   60.54      1,312,685        858,072       1
Columbia VP -Dividend Opportunity Fund Class 1                         --   19.99             --             --       1
Columbia VP Income Opportunities Fund Class 1                      13,951    9.06        126,394        128,029       1
Invesco VI American Franchise Fund Series II                       10,698   53.63        573,737        361,217       1
Invesco VI Comstock Fund Series II                                871,412   19.08     16,626,533     10,626,503       1
Invesco VI Growth and Income Fund Series II                     1,117,957   25.09     28,049,551     21,663,165       1
Franklin Income Securities Fund                                   951,393   16.00     15,222,288     14,451,229       1
Franklin Templeton VIP Founding Funds Allocations Fund Class 2    503,071    7.42      3,732,787      3,573,483       1
Columbia VP Marsico Focused Equities Fund Class 1                  32,127   18.20        584,710        539,766       1
AST Growth Portfolio Class 1                                      136,257   31.36      4,272,688      2,877,117       1
AST Growth Portfolio Class 3                                      198,166   31.30      6,202,555      4,212,449       1
AST Government and Quality Bond Portfolio Class 1                 253,465   15.18      3,848,072      3,879,115       1
AST Government and Quality Bond Portfolio Class 3               2,286,660   15.13     34,598,415     34,707,148       1
AST Capital Appreciation Portfolio Class 1                        198,787   47.38      9,417,684      7,551,602       1
AST Capital Appreciation Portfolio Class 3                        504,705   45.52     22,973,199     19,878,402       1
AST Natural Resources Portfolio Class 1                            64,206   19.10      1,226,242      1,829,904       1
AST Natural Resources Portfolio Class 3                           326,356   18.94      6,181,181      8,079,410       1
SAST Small Company Value Portfolio Class 3                        453,278   24.67     11,182,570      8,113,625       1
SAST Mid-Cap Growth Portfolio Class 1                             125,843   17.89      2,251,006      1,379,852       1
SAST Mid-Cap Growth Portfolio Class 3                             413,201   17.30      7,146,608      5,127,576       1
SAST Capital Growth Portfolio Class 1                              17,643   13.40        236,478        121,020       1
SAST Capital Growth Portfolio Class 3                             196,811   13.13      2,584,699      1,681,372       1
SAST Blue Chip Growth Portfolio Class 1                            70,006   10.14        709,934        483,223       1
SAST Blue Chip Growth Portfolio Class 3                           540,696   10.06      5,437,879      4,316,641       1
SAST Growth Opportunities Portfolio Class 1                        36,214    9.17        331,946        257,033       1
SAST Growth Opportunities Portfolio Class 3                     1,048,633    8.79      9,220,794      7,650,172       1
SAST Technology Portfolio Class 1                                  43,808    4.58        200,597        134,490       1
SAST Technology Portfolio Class 3                                 436,646    4.44      1,937,982      1,294,290       1
SAST Marsico Focused Growth Portfolio Class 3                     457,584   12.89      5,896,987      4,585,213       1
SAST Small & Mid Cap Value Portfolio Class 3                    1,340,563   19.79     26,535,945     23,102,362       1
SAST Foreign Value Portfolio Class 3                            1,730,797   15.67     27,124,752     24,255,299       1
SAST VCP Value Portfolio Class 3                                1,455,132   11.70     17,031,578     16,573,748       1
SAST VCP Total Return Balanced Portfolio Class 3                1,542,131   10.83     16,707,629     16,687,300       1
SAST Protected Asset Allocation SAST Portfolio Class 3          1,546,529   12.39     19,165,139     18,504,760       1
SAST American Funds Growth Portfolio Class 3                    1,047,684   15.02     15,736,526     10,860,415       1
SAST American Funds Global Growth Portfolio Class 3             1,432,881   15.04     21,554,249     16,166,904       1
SAST American Funds Growth-Income Portfolio Class 3               829,699   14.82     12,296,939      8,428,796       1
SAST American Funds Asset Allocation Portfolio Class 3            527,563   14.22      7,504,535      6,570,508       1
SAST Cash Management Portfolio Class 1                            264,496   10.56      2,792,612      2,812,201       1

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2014

                                                                      Net Asset Value of Shares
                                                                        Value         at        Cost of Shares
Sub-accounts                                                 Shares   Per Share   Fair Value         Held      Level /(1)/
------------                                               ---------- --------- --------------- -------------- ----------
SAST Cash Management Portfolio Class 3                        667,906  $10.39    $  6,941,126    $  7,006,733      1
SAST Corporate Bond Portfolio Class 1                         246,989   13.54       3,343,286       3,108,006      1
SAST Corporate Bond Portfolio Class 3                       2,861,403   13.46      38,504,302      38,028,558      1
SAST Global Bond Portfolio Class 1                            116,523   11.08       1,290,868       1,404,636      1
SAST Global Bond Portfolio Class 3                          1,349,145   10.91      14,722,688      15,740,672      1
SAST High-Yield Bond Portfolio Class 1                        507,094    5.74       2,913,089       3,041,816      1
SAST High-Yield Bond Portfolio Class 3                      1,283,815    5.71       7,332,113       7,303,050      1
AST Asset Allocation Portfolio Class 1                        252,997   16.54       4,185,721       3,487,231      1
AST Asset Allocation Portfolio Class 3                        211,688   16.45       3,481,940       2,892,860      1
SAST Growth-Income Portfolio Class 1                          258,281   32.34       8,351,567       5,716,905      1
SAST Growth-Income Portfolio Class 3                          266,198   32.20       8,571,846       6,782,758      1
SAST Global Equities Portfolio Class 1                         81,454   18.81       1,532,350       1,235,201      1
SAST Global Equities Portfolio Class 3                        130,447   18.68       2,436,457       1,864,487      1
SAST Alliance Growth Portfolio Class 1                        243,931   40.45       9,866,299       6,023,048      1
SAST Alliance Growth Portfolio Class 3                        195,790   40.10       7,850,551       4,693,675      1
SAST MFS Massachusetts Investors Trust Portfolio Class 1      137,615   21.88       3,011,410       1,889,793      1
SAST MFS Massachusetts Investors Trust Portfolio Class 3      797,034   21.80      17,376,401      11,975,831      1
SAST Fundamental Growth Portfolio Class 1                      89,634   26.68       2,391,309       1,747,020      1
SAST Fundamental Growth Portfolio Class 3                     160,640   26.02       4,179,217       2,520,166      1
SAST Dynamic Allocation Portfolio Class 3                  52,844,387   12.74     673,465,249     621,697,895      1
SAST International Diversified Equities Portfolio Class 1     245,608    9.30       2,283,775       2,370,059      1
SAST International Diversified Equities Portfolio Class 3     886,499    9.24       8,189,779       8,001,760      1
SAST Davis Venture Value Portfolio Class 1                    547,629   27.55      15,086,578      12,371,562      1
SAST Davis Venture Value Portfolio Class 3                    913,152   27.45      25,062,216      21,706,581      1
SAST MFS Total Return Portfolio Class 1                       250,588   19.33       4,843,897       3,769,167      1
SAST MFS Total Return Portfolio Class 3                       527,720   19.29      10,177,283       8,170,917      1
SAST Total Return Bond Portfolio Class 1                      201,377    9.03       1,819,304       1,769,399      1
SAST Total Return Bond Portfolio Class 3                    5,547,464    8.95      49,638,015      49,687,948      1
SAST Telecom Utility Portfolio Class 1                         66,603   15.55       1,035,527         740,614      1
SAST Telecom Utility Portfolio Class 3                         93,164   15.50       1,444,334       1,177,466      1
SAST Equity Opportunities Portfolio Class 1                   113,894   19.14       2,180,016       1,052,750      1
SAST Equity Opportunities Portfolio Class 3                   149,847   19.08       2,859,405       2,157,739      1
SAST Aggressive Growth Portfolio Class 1                      109,637   16.21       1,776,752       1,296,700      1
SAST Aggressive Growth Portfolio Class 3                      207,869   15.86       3,296,044       2,919,400      1
SAST International Growth and Income Portfolio Class 1        194,572    9.57       1,862,039       1,810,461      1
SAST International Growth and Income Portfolio Class 3        991,092    9.58       9,497,621       7,874,057      1
SAST Emerging Markets Portfolio Class 1                       196,897    7.27       1,431,782       1,228,950      1
SAST Emerging Markets Portfolio Class 3                     1,092,823    7.18       7,841,166       7,883,883      1
SAST SunAmerica Dynamic Strategy Portfolio Class 3         31,572,429   12.69     400,778,579     378,512,420      1
SAST Real Estate Portfolio Class 1                            100,522   16.55       1,663,247       1,155,645      1
SAST Real Estate Portfolio Class 3                            855,789   16.42      14,052,885      10,581,447      1
SAST Dogs of Wall Street Portfolio Class 1                    104,643   13.37       1,399,065         875,158      1
SAST Dogs of Wall Street Portfolio Class 3                    406,780   13.29       5,404,275       4,553,989      1
SAST Balanced Portfolio Class 1                               150,428   20.82       3,131,578       2,192,522      1
SAST Balanced Portfolio Class 3                               580,423   20.73      12,034,582       9,509,141      1
SST Allocation Balanced Portfolio Class 3                   1,359,111   12.21      16,598,874      15,686,190      1
SST Allocation Moderate Portfolio Class 3                   1,153,588   12.74      14,699,201      12,767,367      1
SST Allocation Moderate Growth Portfolio Class 3              722,904   13.46       9,730,120       8,032,999      1
SST Allocation Growth Portfolio Class 3                       198,227   12.96       2,568,649       2,073,047      1
SST Real Return Portfolio Class 3                           1,873,436    9.79      18,334,136      18,718,687      1

/(1)/ Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                            Divisions
                                   -------------------------------------------------------------------------------------------
                                   Lord Abbett                                                                       Principal
                                   Growth and     American     American      Lord Abbett     American     American    Equity
                                     Income         Funds        Funds         Mid Cap     Funds Asset  Funds Global  Income
                                    Portfolio   Growth-Income Growth Fund  Stock Portfolio  Allocation  Growth Fund   Account
                                    Class VC    Fund Class 2    Class 2       Class VC     Fund Class 2   Class 2     Class 2
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
     (loss)                        $  (118,962)  $   (21,711) $   (66,276)    $   (662)     $   15,507  $   (26,437) $   1,337
   Net realized gain (loss)            872,510       863,031      642,437       13,907         103,100      640,638     66,252
   Capital gain distribution
     from mutual funds                      --       555,403      468,078           --         128,615      846,570         --
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                        14,840      (398,963)    (413,484)       3,185        (130,365)  (1,408,297)   (14,021)
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
       Increase (decrease) in
         net assets resulting
         from operations               768,388       997,760      630,755       16,430         116,857       52,474     53,568
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
     sold                              226,381        22,164       26,407          229              --       36,210         --
   Cost of units redeemed           (1,449,201)   (2,305,407)  (1,586,497)     (21,074)       (228,052)  (2,034,853)  (311,604)
   Net transfers                      (774,837)     (424,600)    (328,207)      (4,085)         (5,367)    (104,183)      (736)
   Contract maintenance charge         (89,094)      (37,377)     (36,007)        (520)        (15,145)     (31,692)    (1,477)
   Adjustments to net assets
     allocated to contracts
     in payout period                       --            --           --           --              --           --         --
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions               (2,086,751)   (2,745,220)  (1,924,304)     (25,450)       (248,564)  (2,134,518)  (313,817)
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
Increase (decrease) in net
  assets                            (1,318,363)   (1,747,460)  (1,293,549)      (9,020)       (131,707)  (2,082,044)  (260,249)
Net assets at beginning of
  period                            14,428,235    12,651,424   10,504,388      168,843       2,707,916    9,824,252    703,073
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
Net assets at end of period        $13,109,872   $10,903,964  $ 9,210,839     $159,823      $2,576,209  $ 7,742,208  $ 442,824
                                   ===========   ===========  ===========     ========      ==========  ===========  =========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment income
     (loss)                        $  (137,194)  $    (9,935) $   (51,263)    $   (673)     $   15,971  $   (17,123) $   8,596
   Net realized gain (loss)            672,527       415,187      336,042       10,615         109,823      428,763     21,048
   Capital gain distribution
     from mutual funds                      --            --           --           --              --           --         --
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                     3,474,337     2,906,236    2,190,553       29,892         336,546    1,876,642    134,815
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
       Increase (decrease) in
         net assets resulting
         from operations             4,009,670     3,311,488    2,475,332       39,834         462,340    2,288,282    164,459
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
     sold                              296,594        55,673       40,921          229              --       64,356         --
   Cost of units redeemed             (953,412)   (1,497,187)  (1,236,191)     (21,751)       (341,443)  (1,631,992)  (209,650)
   Net transfers                    (1,469,033)     (522,967)    (197,469)       6,250         544,159     (144,726)      (400)
   Contract maintenance charge         (99,533)      (43,327)     (40,327)        (503)         (9,692)     (36,757)    (2,672)
   Adjustments to net assets
     allocated to contracts
     in payout period                       (1)           --           --           --              --           --         --
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions               (2,225,385)   (2,007,808)  (1,433,066)     (15,775)        193,024   (1,749,119)  (212,722)
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
Increase (decrease) in net
  assets                             1,784,285     1,303,680    1,042,266       24,059         655,364      539,163    (48,263)
Net assets at beginning of
  period                            12,643,950    11,347,744    9,462,122      144,784       2,052,552    9,285,089    751,336
                                   -----------   -----------  -----------     --------      ----------  -----------  ---------
Net assets at end of period        $14,428,235   $12,651,424  $10,504,388     $168,843      $2,707,916  $ 9,824,252  $ 703,073
                                   ===========   ===========  ===========     ========      ==========  ===========  =========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                                   Divisions
                                                ------------------------------------------------------------------------------
                                                                                                        Principal
                                                Principal  Principal              Principal   Principal    Real     Principal
                                                 LargeCap  LargeCap  Principal   Diversified    Money     Estate       SAM
                                                  Blend     Growth    Income    International  Market   Securities  Balanced
                                                Account II  Account   Account      Account     Account   Account    Portfolio
                                                 Class 2    Class 2   Class 2      Class 2     Class 2   Class 2     Class 2
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)                  $   (216) $   (270) $   2,472    $     (60)  $ (1,716)  $   (48)  $    58,037
   Net realized gain (loss)                         8,094     4,031      7,920      (32,752)        --       387       336,587
   Capital gain distribution from mutual
     funds                                             --        --         --           --         --        --     1,085,136
   Change in net unrealized appreciation
     (depreciation) of investments                 (4,903)   (2,808)    (3,927)      28,808         --     4,542    (1,099,184)
                                                 --------  --------  ---------    ---------   --------   -------   -----------
       Increase (decrease) in net assets
         resulting from operations                  2,975       953      6,465       (4,004)    (1,716)    4,881       380,576
                                                 --------  --------  ---------    ---------   --------   -------   -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                        --        --         --           --         --        --        49,186
   Cost of units redeemed                         (26,490)  (15,217)  (101,290)    (111,120)        --      (647)   (1,577,391)
   Net transfers                                     (470)      (41)        31         (910)        (1)     (237)       48,067
   Contract maintenance charge                        (89)      (70)      (525)        (186)      (748)      (73)      (29,805)
   Adjustments to net assets allocated to
     contracts in payout period                        --        --         --           --         --        --          (761)
                                                 --------  --------  ---------    ---------   --------   -------   -----------
       Increase (decrease) in net assets
         resulting from principal
         transactions                             (27,049)  (15,328)  (101,784)    (112,216)      (749)     (957)   (1,510,704)
                                                 --------  --------  ---------    ---------   --------   -------   -----------
Increase (decrease) in net assets                 (24,074)  (14,375)   (95,319)    (116,220)    (2,465)    3,924    (1,130,128)
Net assets at beginning of period                  57,898    31,367    206,162      204,674    102,179    16,505     8,571,058
                                                 --------  --------  ---------    ---------   --------   -------   -----------
Net assets at end of period                      $ 33,824  $ 16,992  $ 110,843    $  88,454   $ 99,714   $20,429   $ 7,440,930
                                                 ========  ========  =========    =========   ========   =======   ===========
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment income (loss)                  $   (115) $   (189) $   6,804    $    (556)  $ (1,754)  $  (126)  $    39,645
   Net realized gain (loss)                         7,279     2,736      3,818     (113,582)        --       514       117,081
   Capital gain distribution from mutual
     funds                                             --         1         --           --         --        --        93,305
   Change in net unrealized appreciation
     (depreciation) of investments                 10,660     6,891    (13,500)     152,069         --       652       863,522
                                                 --------  --------  ---------    ---------   --------   -------   -----------
       Increase (decrease) in net assets
         resulting from operations                 17,824     9,439     (2,878)      37,931     (1,754)    1,040     1,113,553
                                                 --------  --------  ---------    ---------   --------   -------   -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                        --        --         --           --         --        --            --
   Cost of units redeemed                         (33,151)  (15,745)   (37,946)    (255,792)        --    (8,334)     (423,915)
   Net transfers                                   (1,454)     (193)     5,370         (158)       (66)    1,141       693,156
   Contract maintenance charge                       (262)     (184)      (873)        (855)      (749)      (92)      (29,443)
   Adjustments to net assets allocated to
     contracts in payout period                        --        --         --           --         --        --            --
                                                 --------  --------  ---------    ---------   --------   -------   -----------
       Increase (decrease) in net assets
         resulting from principal
         transactions                             (34,867)  (16,122)   (33,449)    (256,805)      (815)   (7,285)      239,798
                                                 --------  --------  ---------    ---------   --------   -------   -----------
Increase (decrease) in net assets                 (17,043)   (6,683)   (36,327)    (218,874)    (2,569)   (6,245)    1,353,351
Net assets at beginning of period                  74,941    38,050    242,489      423,548    104,748    22,750     7,217,707
                                                 --------  --------  ---------    ---------   --------   -------   -----------
Net assets at end of period                      $ 57,898  $ 31,367  $ 206,162    $ 204,674   $102,179   $16,505   $ 8,571,058
                                                 ========  ========  =========    =========   ========   =======   ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                                     Divisions
                                                  ------------------------------------------------------------------------------
                                                   Principal    Principal   Principal  Principal                       Principal
                                                      SAM          SAM         SAM        SAM    Principal  Principal  Government
                                                  Conservative Conservative Flexible   Strategic Short-Term  SmallCap    & High
                                                    Balanced      Growth     Income     Growth     Income     Growth    Quality
                                                   Portfolio    Portfolio   Portfolio  Portfolio  Account   Account II    Bond
                                                    Class 2      Class 2     Class 2    Class 2   Class 2    Class 2    Class 2
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)                     $  1,388    $     325   $   9,951  $   (981)  $   (75)   $   (705)  $   (29)
   Net realized gain (loss)                            1,493       23,768       5,491    14,339        91      15,769       (54)
   Capital gain distribution from mutual
     funds                                            10,659       85,788      32,269    48,105        --          --        --
   Change in net unrealized appreciation
     (depreciation) of investments                    (8,438)     (72,950)    (24,793)  (43,663)     (260)    (16,277)      235
                                                    --------    ---------   ---------  --------   -------    --------   -------
       Increase (decrease) in net assets
         resulting from operations                     5,102       36,931      22,918    17,800      (244)     (1,213)      152
                                                    --------    ---------   ---------  --------   -------    --------   -------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                           --           --      47,765        --        --          --        --
   Cost of units redeemed                             (6,740)     (95,941)    (86,489)  (92,918)   (1,218)    (37,700)   (9,183)
   Net transfers                                         370        1,244       4,188      (822)      470        (403)        1
   Contract maintenance charge                           (99)      (1,687)       (363)     (585)      (61)       (178)      (12)
   Adjustments to net assets allocated to
     contracts in payout period                           --           --        (203)       --        --          --        --
                                                    --------    ---------   ---------  --------   -------    --------   -------
       Increase (decrease) in net assets
         resulting from principal
         transactions                                 (6,469)     (96,384)    (35,102)  (94,325)     (809)    (38,281)   (9,194)
                                                    --------    ---------   ---------  --------   -------    --------   -------
Increase (decrease) in net assets                     (1,367)     (59,453)    (12,184)  (76,525)   (1,053)    (39,494)   (9,042)
Net assets at beginning of period                    123,695      723,838     558,767   373,109    46,331      59,420     9,640
                                                    --------    ---------   ---------  --------   -------    --------   -------
Net assets at end of period                         $122,328    $ 664,385   $ 546,583  $296,584   $45,278    $ 19,926   $   598
                                                    ========    =========   =========  ========   =======    ========   =======
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment income (loss)                     $  1,146    $    (907)  $   9,435  $ (1,462)  $    51    $   (823)  $   207
   Net realized gain (loss)                            1,471       45,293      13,341     1,000        74         571        --
   Capital gain distribution from mutual
     funds                                             1,254           --       7,671        --        --          --        --
   Change in net unrealized appreciation
     (depreciation) of investments                     7,145       99,812       1,542    76,438      (243)     18,475      (490)
                                                    --------    ---------   ---------  --------   -------    --------   -------
       Increase (decrease) in net assets
         resulting from operations                    11,016      144,198      31,989    75,976      (118)     18,223      (283)
                                                    --------    ---------   ---------  --------   -------    --------   -------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                           --           --          --        --        --          --        --
   Cost of units redeemed                             (6,567)    (197,965)   (110,525)  (10,709)     (916)       (452)       --
   Net transfers                                         180      (12,998)        157       893     3,819       1,136       (55)
   Contract maintenance charge                          (123)      (2,190)       (358)     (827)      (63)       (204)      (44)
   Adjustments to net assets allocated to
     contracts in payout period                           --           --          --        --        --          --        --
                                                    --------    ---------   ---------  --------   -------    --------   -------
       Increase (decrease) in net assets
         resulting from principal
         transactions                                 (6,510)    (213,153)   (110,726)  (10,643)    2,840         480       (99)
                                                    --------    ---------   ---------  --------   -------    --------   -------
Increase (decrease) in net assets                      4,506      (68,955)    (78,737)   65,333     2,722      18,703      (382)
Net assets at beginning of period                    119,189      792,793     637,504   307,776    43,609      40,717    10,022
                                                    --------    ---------   ---------  --------   -------    --------   -------
Net assets at end of period                         $123,695    $ 723,838   $ 558,767  $373,109   $46,331    $ 59,420   $ 9,640
                                                    ========    =========   =========  ========   =======    ========   =======

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                           Divisions
                                   -----------------------------------------------------------------------------------------
                                    Principal
                                       PVC
                                    Principal                Columbia VP  Invesco VI
                                     Capital    Principal      Income      American                 Invesco VI     Franklin
                                   Appreciation PVC MidCap  Opportunities Franchise    Invesco VI   Growth and      Income
                                     Account    Blend Acct      Fund         Fund       Comstock    Income Fund   Securities
                                     Class 2     Class 2       Class 1    Series II  Fund Series II  Series II       Fund
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
     (loss)                         $   1,647   $  (18,177)   $ (2,127)   $  (9,504)  $   (65,952)  $    (9,236) $   482,482
   Net realized gain (loss)            11,169       94,408        (357)     117,670     1,340,702     1,735,028      205,719
   Capital gain distribution
     from mutual funds                 29,713      110,759          --           --            --     3,307,609           --
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                      (19,889)     (53,076)      5,438      (70,720)      (81,680)   (2,779,921)    (347,115)
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
       Increase (decrease) in
         net assets resulting
         from operations               22,640      133,914       2,954       37,446     1,193,070     2,253,480      341,086
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
     sold                                  --           --          --       26,269       920,126       850,749    1,347,048
   Cost of units redeemed            (153,664)    (233,060)     (4,471)    (161,182)   (1,745,735)   (2,738,771)    (870,824)
   Net transfers                         (328)      46,721       1,438      (24,251)     (456,524)   (1,257,796)   1,955,056
   Contract maintenance charge         (1,002)      (5,684)       (880)      (3,263)     (121,864)     (193,863)    (104,024)
   Adjustments to net assets
     allocated to contracts
     in payout period                      --           --          --           --          (108)           --           --
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                (154,994)    (192,023)     (3,913)    (162,427)   (1,404,105)   (3,339,681)   2,327,256
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
Increase (decrease) in net
  assets                             (132,354)     (58,109)       (959)    (124,981)     (211,035)   (1,086,201)   2,668,342
Net assets at beginning of
  period                              317,871    1,370,794     127,353      698,718    16,837,568    29,135,752   12,553,946
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
Net assets at end of period         $ 185,517   $1,312,685    $126,394    $ 573,737   $16,626,533   $28,049,551  $15,222,288
                                    =========   ==========    ========    =========   ===========   ===========  ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment income
     (loss)                         $  16,143   $   (6,302)   $ 17,732    $  (8,490)  $   (14,539)  $   (80,706) $   556,001
   Net realized gain (loss)             1,961       77,880       3,488       81,255     1,274,988     1,867,657      138,544
   Capital gain distribution
     from mutual funds                 51,904       58,926       6,096           --            --       243,789           --
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                       13,395      228,246     (22,013)     146,042     3,372,563     5,737,884      608,261
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
       Increase (decrease) in
         net assets resulting
         from operations               83,403      358,750       5,303      218,807     4,633,012     7,768,624    1,302,806
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
     sold                                  --           --          --       23,870       509,671       528,215    1,022,886
   Cost of units redeemed             (73,589)    (230,449)    (30,007)     (68,185)   (1,144,473)   (2,284,504)  (1,054,293)
   Net transfers                         (191)       3,441     (35,255)    (200,242)   (1,736,590)   (2,811,729)   1,153,789
   Contract maintenance charge         (1,665)      (6,126)     (1,065)      (3,660)     (129,537)     (210,065)    (102,790)
   Adjustments to net assets
     allocated to contracts
     in payout period                      --           --          --           --            --             1           --
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                 (75,445)    (233,134)    (66,327)    (248,217)   (2,500,929)   (4,778,082)   1,019,592
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
Increase (decrease) in net
  assets                                7,958      125,616     (61,024)     (29,410)    2,132,083     2,990,542    2,322,398
Net assets at beginning of
  period                              309,913    1,245,178     188,377      728,128    14,705,485    26,145,210   10,231,548
                                    ---------   ----------    --------    ---------   -----------   -----------  -----------
Net assets at end of period         $ 317,871   $1,370,794    $127,353    $ 698,718   $16,837,568   $29,135,752  $12,553,946
                                    =========   ==========    ========    =========   ===========   ===========  ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                               Divisions
                                        --------------------------------------------------------------------------------------
                                         Franklin
                                         Templeton
                                            VIP      Columbia                               AST
                                         Founding   VP Marsico                          Government       AST
                                           Funds     Focused                            and Quality   Government   AST Capital
                                        Allocations  Equities  AST Growth   AST Growth     Bond      and Quality   Appreciation
                                           Fund        Fund    Portfolio    Portfolio    Portfolio  Bond Portfolio  Portfolio
                                          Class 2    Class 1    Class 1      Class 3      Class 1      Class 3       Class 1
FOR THE YEAR ENDED DECEMBER 31,
  2014
FROM OPERATIONS:
   Net investment income (loss)         $   45,884  $  (6,961) $  (41,529) $   (81,577) $   16,336   $    40,888   $  (141,158)
   Net realized gain (loss)                 59,790     20,379     164,588      374,567      (1,938)     (105,886)      352,072
   Capital gain distribution from
     mutual funds                            3,208     95,805          --           --          --            --     1,588,661
   Change in net unrealized
     appreciation (depreciation)
     of investments                        (49,823)   (45,731)    122,380       48,562     130,114     1,207,471      (631,659)
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
       Increase (decrease) in net
         assets resulting from
         operations                         59,059     63,492     245,439      341,552     144,512     1,142,473     1,167,916
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold            554,647         --      19,793      154,995      27,088     1,585,668        78,971
   Cost of units redeemed                 (545,130)  (111,557)   (415,497)    (875,528)   (430,364)   (3,352,222)   (1,035,266)
   Net transfers                          (265,479)   (42,288)    (82,467)    (185,079)   (181,491)     (100,934)      (63,475)
   Contract maintenance charge             (26,091)    (2,983)     (1,369)     (23,713)     (1,166)     (243,864)       (2,892)
   Adjustments to net assets
     allocated to contracts in
     payout period                              --         --       3,844           --       5,295            --         6,169
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
       Increase (decrease) in net
         assets resulting from
         principal transactions           (282,053)  (156,828)   (475,696)    (929,325)   (580,638)   (2,111,352)   (1,016,493)
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
Increase (decrease) in net assets         (222,994)   (93,336)   (230,257)    (587,773)   (436,126)     (968,879)      151,423
Net assets at beginning of period        3,955,781    678,046   4,502,945    6,790,328   4,284,198    35,567,294     9,266,261
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
Net assets at end of period             $3,732,787  $ 584,710  $4,272,688  $ 6,202,555  $3,848,072   $34,598,415   $ 9,417,684
                                        ==========  =========  ==========  ===========  ==========   ===========   ===========
FOR THE YEAR ENDED DECEMBER 31,
  2013
FROM OPERATIONS:
   Net investment income (loss)         $  438,015  $  (7,431) $  (30,158) $   (66,809) $   42,562   $   236,916   $  (133,666)
   Net realized gain (loss)                 47,027     11,981      97,486      290,306      22,543       (20,895)      400,359
   Capital gain distribution from
     mutual funds                          727,350     94,013          --           --      44,301       331,110       977,357
   Change in net unrealized
     appreciation (depreciation)
     of investments                       (423,642)    97,054   1,120,319    1,643,586    (278,181)   (1,917,896)    1,312,614
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
       Increase (decrease) in net
         assets resulting from
         operations                        788,750    195,617   1,187,647    1,867,083    (168,775)   (1,370,765)    2,556,664
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold            107,294         --      23,627      192,202       9,652     1,643,506        19,687
   Cost of units redeemed                 (167,194)   (62,078)   (386,495)    (865,110)   (535,169)   (3,502,424)   (1,234,670)
   Net transfers                          (499,370)   (13,598)    (83,308)    (787,364)   (104,351)    3,970,805      (326,746)
   Contract maintenance charge             (29,935)    (3,174)     (1,534)     (26,234)     (1,412)     (251,591)       (3,346)
   Adjustments to net assets
     allocated to contracts in
     payout period                              --         --          79           --       1,451             1         2,391
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
       Increase (decrease) in net
         assets resulting from
         principal transactions           (589,205)   (78,850)   (447,631)  (1,486,506)   (629,829)    1,860,297    (1,542,684)
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
Increase (decrease) in net assets          199,545    116,767     740,016      380,577    (798,604)      489,532     1,013,980
Net assets at beginning of period        3,756,236    561,279   3,762,929    6,409,751   5,082,802    35,077,762     8,252,281
                                        ----------  ---------  ----------  -----------  ----------   -----------   -----------
Net assets at end of period             $3,955,781  $ 678,046  $4,502,945  $ 6,790,328  $4,284,198   $35,567,294   $ 9,266,261
                                        ==========  =========  ==========  ===========  ==========   ===========   ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                                Divisions
                                        ----------------------------------------------------------------------------------------
                                                                                                                         SAST
                                        AST Capital  AST Natural AST Natural    SAST Small    SAST Mid-    SAST Mid-    Capital
                                        Appreciation  Resources   Resources       Company     Cap Growth   Cap Growth   Growth
                                         Portfolio    Portfolio   Portfolio   Value Portfolio Portfolio    Portfolio   Portfolio
                                          Class 3      Class 1     Class 3        Class 3      Class 1      Class 3     Class 1
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)         $  (358,824) $   (8,519) $   (49,044)   $  (172,101)  $  (33,729) $  (115,211) $  (4,344)
   Net realized gain (loss)               1,775,834    (150,836)    (539,460)       979,336      136,532      919,355     67,766
   Capital gain distribution from
     mutual funds                         4,202,107          --           --        380,154      183,528      609,867         --
   Change in net unrealized
     appreciation (depreciation)
     of investments                      (2,690,771)   (135,882)    (743,293)    (1,353,187)     (83,399)    (760,396)   (43,767)
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
       Increase (decrease) in net
         assets resulting from
         operations                       2,928,346    (295,237)  (1,331,797)      (165,798)     202,932      653,615     19,655
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold             919,277      22,933      132,650        430,709       37,232      629,671        190
   Cost of units redeemed                (3,894,969)   (211,735)  (1,080,366)      (937,120)    (223,464)  (1,044,435)  (104,435)
   Net transfers                         (1,181,585)   (201,012)   2,137,794       (246,344)     (10,805)    (587,272)   (35,353)
   Contract maintenance charge             (125,201)       (576)     (33,195)       (86,776)        (719)     (39,736)       (90)
   Adjustments to net assets
     allocated to contracts in
     payout period                             (444)         44           --             --           --           --         --
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
       Increase (decrease) in net
         assets resulting from
         principal transactions          (4,282,922)   (390,346)   1,156,883       (839,531)    (197,756)  (1,041,772)  (139,688)
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
Increase (decrease) in net assets        (1,354,576)   (685,583)    (174,914)    (1,005,329)       5,176     (388,157)  (120,033)
Net assets at beginning of period        24,327,775   1,911,825    6,356,095     12,187,899    2,245,830    7,534,765    356,511
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
Net assets at end of period             $22,973,199  $1,226,242  $ 6,181,181    $11,182,570   $2,251,006  $ 7,146,608  $ 236,478
                                        ===========  ==========  ===========    ===========   ==========  ===========  =========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment income (loss)         $  (346,718) $  (11,644) $   (58,125)   $  (102,375)  $  (32,223) $  (107,385) $  (2,324)
   Net realized gain (loss)               1,326,655    (181,985)    (608,154)     1,273,874      158,280      653,842     21,319
   Capital gain distribution from
     mutual funds                         2,641,015          --           --         37,476           --           --         --
   Change in net unrealized
     appreciation (depreciation)
     of investments                       2,950,756     263,206      927,228      2,080,568      591,654    1,764,394     59,980
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
       Increase (decrease) in net
         assets resulting from
         operations                       6,571,708      69,577      260,949      3,289,543      717,711    2,310,851     78,975
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold             455,584       2,779      236,211        227,996       22,251      255,770        314
   Cost of units redeemed                (2,845,290)   (259,609)    (319,387)      (820,800)    (278,308)    (760,388)   (39,603)
   Net transfers                           (543,453)   (101,756)    (747,157)      (999,812)    (133,601)    (443,674)    (2,286)
   Contract maintenance charge             (131,360)       (649)     (40,455)       (96,213)        (770)     (42,423)      (102)
   Adjustments to net assets
     allocated to contracts in
     payout period                               (1)         --           --             --          (35)          --         --
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
       Increase (decrease) in net
         assets resulting from
         principal transactions          (3,064,520)   (359,235)    (870,788)    (1,688,829)    (390,463)    (990,715)   (41,677)
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
Increase (decrease) in net assets         3,507,188    (289,658)    (609,839)     1,600,714      327,248    1,320,136     37,298
Net assets at beginning of period        20,820,587   2,201,483    6,965,934     10,587,185    1,918,582    6,214,629    319,213
                                        -----------  ----------  -----------    -----------   ----------  -----------  ---------
Net assets at end of period             $24,327,775  $1,911,825  $ 6,356,095    $12,187,899   $2,245,830  $ 7,534,765  $ 356,511
                                        ===========  ==========  ===========    ===========   ==========  ===========  =========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                               Divisions
                                         ------------------------------------------------------------------------------------
                                                      SAST Blue                 SAST
                                         SAST Capital   Chip     SAST Blue     Growth      SAST Growth     SAST       SAST
                                            Growth     Growth   Chip Growth Opportunities Opportunities Technology Technology
                                          Portfolio   Portfolio  Portfolio    Portfolio     Portfolio   Portfolio  Portfolio
                                           Class 3     Class 1    Class 3      Class 1       Class 3     Class 1    Class 3
FOR THE YEAR ENDED DECEMBER 31,
  2014
FROM OPERATIONS:
   Net investment income (loss)           $  (40,795) $(10,168) $  (77,819)   $ (5,456)    $  (147,861)  $ (2,621) $  (24,362)
   Net realized gain (loss)                  201,145    40,991     256,221      54,964         650,433     18,064     138,904
   Capital gain distribution from
     mutual funds                                 --    30,032     239,077      39,468       1,285,762         --          --
   Change in net unrealized
     appreciation (depreciation) of
     investments                               1,044     8,055      72,317     (86,231)     (1,615,790)    20,207     216,949
                                          ----------  --------  ----------    --------     -----------   --------  ----------
       Increase (decrease) in net
         assets resulting from
         operations                          161,394    68,910     489,796       2,745         172,544     35,650     331,491
                                          ----------  --------  ----------    --------     -----------   --------  ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                3,467     7,788     507,744          --         101,669        105     237,143
   Cost of units redeemed                   (366,359)  (91,923)   (479,069)    (87,792)       (849,534)   (32,501)   (152,937)
   Net transfers                             106,554    46,440      99,930     (10,263)       (145,436)    35,549     195,208
   Contract maintenance charge               (17,242)     (263)    (35,424)       (120)        (75,540)       (67)     (6,797)
   Adjustments to net assets allocated
     to contracts in payout period                --        --          --          --              --         --          --
                                          ----------  --------  ----------    --------     -----------   --------  ----------
       Increase (decrease) in net
         assets resulting from
         principal transactions             (273,580)  (37,958)     93,181     (98,175)       (968,841)     3,086     272,617
                                          ----------  --------  ----------    --------     -----------   --------  ----------
Increase (decrease) in net assets           (112,186)   30,952     582,977     (95,430)       (796,297)    38,736     604,108
Net assets at beginning of period          2,696,885   678,982   4,854,902     427,376      10,017,091    161,861   1,333,874
                                          ----------  --------  ----------    --------     -----------   --------  ----------
Net assets at end of period               $2,584,699  $709,934  $5,437,879    $331,946     $ 9,220,794   $200,597  $1,937,982
                                          ==========  ========  ==========    ========     ===========   ========  ==========
FOR THE YEAR ENDED DECEMBER 31,
  2013
FROM OPERATIONS:
   Net investment income (loss)           $  (26,144) $ (7,190) $  (60,067)   $ (6,508)    $  (153,280)  $ (2,559) $  (18,043)
   Net realized gain (loss)                  124,444    28,191     141,839      37,720         867,966     17,979      84,051
   Capital gain distribution from
     mutual funds                                 --    47,198     337,528      22,859         559,990         --          --
   Change in net unrealized
     appreciation (depreciation) of
     investments                             515,318   105,154     778,358      74,551       1,706,255     20,652     188,170
                                          ----------  --------  ----------    --------     -----------   --------  ----------
       Increase (decrease) in net
         assets resulting from
         operations                          613,618   173,353   1,197,658     128,622       2,980,931     36,072     254,178
                                          ----------  --------  ----------    --------     -----------   --------  ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                  760     1,663     231,403          --         130,869        105      69,722
   Cost of units redeemed                   (179,857)  (67,522)   (199,806)    (14,152)       (526,277)   (29,762)    (96,591)
   Net transfers                            (114,043)    4,566    (122,552)    (67,218)     (1,624,310)   (38,451)   (103,524)
   Contract maintenance charge               (17,987)     (246)    (34,593)       (131)        (87,432)       (81)     (6,553)
   Adjustments to net assets allocated
     to contracts in payout period                --        --          --          --              --         --          --
                                          ----------  --------  ----------    --------     -----------   --------  ----------
       Increase (decrease) in net
         assets resulting from
         principal transactions             (311,127)  (61,539)   (125,548)    (81,501)     (2,107,150)   (68,189)   (136,946)
                                          ----------  --------  ----------    --------     -----------   --------  ----------
Increase (decrease) in net assets            302,491   111,814   1,072,110      47,121         873,781    (32,117)    117,232
Net assets at beginning of period          2,394,394   567,168   3,782,792     380,255       9,143,310    193,978   1,216,642
                                          ----------  --------  ----------    --------     -----------   --------  ----------
Net assets at end of period               $2,696,885  $678,982  $4,854,902    $427,376     $10,017,091   $161,861  $1,333,874
                                          ==========  ========  ==========    ========     ===========   ========  ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                      Divisions
                           ----------------------------------------------------------------------------------------------
                                                                                                     SAST
                              SAST                                                                Protected      SAST
                             Marsico      SAST                                        SAST VCP      Asset      American
                             Focused   Small & Mid                                  Total Return  Allocation     Funds
                             Growth     Cap Value    SAST Foreign      SAST VCP       Balanced       SAST       Growth
                            Portfolio   Portfolio   Value Portfolio Value Portfolio  Portfolio    Portfolio    Portfolio
                             Class 3     Class 3        Class 3         Class 3       Class 3      Class 3      Class 3
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment
     income (loss)         $  (88,406) $  (267,210)   $  (152,599)    $    11,456   $  (137,712) $  (124,616) $  (146,188)
   Net realized gain
     (loss)                   298,572    2,331,653        706,579          42,378        11,801       28,331    1,003,592
   Capital gain
     distribution
     from mutual funds        358,888    4,160,746             --         224,188       547,792          798       82,441
   Change in net
     unrealized
     appreciation
     (depreciation)
     of investments           (50,757)  (4,305,373)    (2,948,563)        323,179       (25,165)     265,858        9,768
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
       Increase
         (decrease)
         in net
         assets
         resulting
         from
         operations           518,297    1,919,816     (2,394,583)        601,201       396,716      170,371      949,613
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
FROM CAPITAL
  TRANSACTIONS
   Net proceeds from
     units sold               425,300      905,254        532,308       8,785,408     8,671,044    8,713,188    1,249,667
   Cost of units
     redeemed                (367,314)  (3,126,891)    (2,484,573)       (181,134)     (173,106)    (273,632)  (1,091,266)
   Net transfers              (43,218)  (1,406,833)     2,048,344       4,323,799     4,525,378    4,414,252      224,829
   Contract
     maintenance
     charge                   (41,183)    (194,787)      (195,991)       (136,292)     (131,817)    (168,876)    (106,555)
   Adjustments to net
     assets allocated
     to contracts in
     payout period                 --          105            152              --            --           --         (307)
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
       Increase
         (decrease)
         in net
         assets
         resulting
         from
         principal
         transactions         (26,415)  (3,823,152)       (99,760)     12,791,781    12,891,499   12,684,932      276,368
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
Increase (decrease)
  in net assets               491,882   (1,903,336)    (2,494,343)     13,392,982    13,288,215   12,855,303    1,225,981
Net assets at
  beginning of period       5,405,105   28,439,281     29,619,095       3,638,596     3,419,414    6,309,836   14,510,545
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
Net assets at end of
  period                   $5,896,987  $26,535,945    $27,124,752     $17,031,578   $16,707,629  $19,165,139  $15,736,526
                           ==========  ===========    ===========     ===========   ===========  ===========  ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment
     income (loss)         $  (75,037) $  (363,931)   $    31,320     $    (4,417)  $     5,455  $   (32,672) $  (151,452)
   Net realized gain
     (loss)                   228,959    2,386,522        749,268           1,004           751        8,646      865,472
   Capital gain
     distribution
     from mutual funds        143,807    2,030,793             --           3,039        76,388           --           --
   Change in net
     unrealized
     appreciation
     (depreciation)
     of investments         1,068,136    4,291,728      4,850,721         134,651        45,494      393,402    2,630,213
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
       Increase
         (decrease)
         in net
         assets
         resulting
         from
         operations         1,365,865    8,345,112      5,631,309         134,277       128,088      369,376    3,344,233
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
FROM CAPITAL
  TRANSACTIONS
   Net proceeds from
     units sold               230,523      780,465        462,225       2,736,305     2,549,113    4,686,906      800,497
   Cost of units
     redeemed                (525,146)  (2,211,177)    (2,107,398)        (10,214)      (11,620)     (33,111)    (882,641)
   Net transfers               49,132   (3,862,113)    (1,387,209)        788,876       763,543    1,217,194   (1,379,960)
   Contract
     maintenance
     charge                   (38,560)    (218,165)      (219,795)        (10,648)       (9,710)     (29,087)    (114,647)
   Adjustments to net
     assets allocated
     to contracts in
     payout period                 --           73             --              --            --           --           --
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
       Increase
         (decrease)
         in net
         assets
         resulting
         from
         principal
         transactions        (284,051)  (5,510,917)    (3,252,177)      3,504,319     3,291,326    5,841,902   (1,576,751)
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
Increase (decrease)
  in net assets             1,081,814    2,834,195      2,379,132       3,638,596     3,419,414    6,211,278    1,767,482
Net assets at
  beginning of period       4,323,291   25,605,086     27,239,963              --            --       98,558   12,743,063
                           ----------  -----------    -----------     -----------   -----------  -----------  -----------
Net assets at end of
  period                   $5,405,105  $28,439,281    $29,619,095     $ 3,638,596   $ 3,419,414  $ 6,309,836  $14,510,545
                           ==========  ===========    ===========     ===========   ===========  ===========  ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                           Divisions
                                    ---------------------------------------------------------------------------------------
                                        SAST         SAST         SAST
                                      American     American     American                               SAST        SAST
                                    Funds Global Funds Growth- Funds Asset SAST Cash    SAST Cash    Corporate   Corporate
                                       Growth       Income     Allocation  Management   Management     Bond        Bond
                                     Portfolio     Portfolio    Portfolio  Portfolio    Portfolio    Portfolio   Portfolio
                                      Class 3       Class 3      Class 3    Class 1      Class 3      Class 1     Class 3
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
     (loss)                         $  (137,154)  $   (72,643) $  (30,525) $  (44,237) $  (130,235) $   71,040  $   691,715
   Net realized gain (loss)             955,689       999,599     418,286      (8,866)    (114,425)     50,149      353,643
   Capital gain distribution
     from mutual funds                  717,615       102,706     130,252          --           --       9,236      102,600
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                     (1,450,233)      (52,956)   (279,449)        689       70,484       8,072      278,941
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
       Increase (decrease) in
         net assets resulting
         from operations                 85,917       976,706     238,564     (52,414)    (174,176)    138,497    1,426,899
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold         967,586       647,823   1,276,005      77,995    1,480,067      95,238    2,171,264
   Cost of units redeemed            (1,488,167)   (1,115,317)   (495,097)   (434,541)  (2,656,242)   (273,290)  (3,399,419)
   Net transfers                        499,683       (52,159)    685,879     208,084      591,870      54,655    1,823,380
   Contract maintenance
     charge                            (173,073)      (81,051)    (54,753)     (1,332)     (46,207)       (694)    (296,721)
   Adjustments to net assets
     allocated to contracts in
     payout period                         (214)         (311)         --          97          (37)      1,259           --
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                  (194,185)     (601,015)  1,412,034    (149,697)    (630,549)   (122,832)     298,504
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
Increase (decrease) in net assets      (108,268)      375,691   1,650,598    (202,111)    (804,725)     15,665    1,725,403
Net assets at beginning of period    21,662,517    11,921,248   5,853,937   2,994,723    7,745,851   3,327,621   36,778,899
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
Net assets at end of period         $21,554,249   $12,296,939  $7,504,535  $2,792,612  $ 6,941,126  $3,343,286  $38,504,302
                                    ===========   ===========  ==========  ==========  ===========  ==========  ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment income
     (loss)                         $  (209,108)  $   (44,313) $  (12,156) $  (45,531) $  (108,956) $   93,179  $   959,522
   Net realized gain (loss)           1,212,304       983,507     356,209      (6,060)     (44,477)     88,132      324,333
   Capital gain distribution
     from mutual funds                       --            --       7,343          --           --      40,327      430,427
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                      3,989,003     2,154,229     684,325      (1,876)       8,570    (230,364)  (1,829,627)
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
       Increase (decrease) in
         net assets resulting
         from operations              4,992,199     3,093,423   1,035,721     (53,467)    (144,863)     (8,726)    (115,345)
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold         484,058       829,722     392,523       7,035    1,231,771      14,087    2,099,334
   Cost of units redeemed              (989,846)     (846,377)   (505,856)   (470,044)  (1,773,232)   (418,268)  (2,661,489)
   Net transfers                     (2,178,883)   (1,936,507)    141,529     398,493    1,679,481    (116,449)   4,887,646
   Contract maintenance
     charge                            (189,920)      (94,503)    (50,578)     (1,559)     (35,324)       (794)    (281,131)
   Adjustments to net assets
     allocated to contracts in
     payout period                           --            --          --         270           (4)     (1,335)           1
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                (2,874,591)   (2,047,665)    (22,382)    (65,805)   1,102,692    (522,759)   4,044,361
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
Increase (decrease) in net assets     2,117,608     1,045,758   1,013,339    (119,272)     957,829    (531,485)   3,929,016
Net assets at beginning of period    19,544,909    10,875,490   4,840,598   3,113,995    6,788,022   3,859,106   32,849,883
                                    -----------   -----------  ----------  ----------  -----------  ----------  -----------
Net assets at end of period         $21,662,517   $11,921,248  $5,853,937  $2,994,723  $ 7,745,851  $3,327,621  $36,778,899
                                    ===========   ===========  ==========  ==========  ===========  ==========  ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                               Divisions
                                        --------------------------------------------------------------------------------------
                                                                                                                       SAST
                                        SAST Global                 SAST High-  SAST High-  AST Asset   AST Asset     Growth-
                                           Bond      SAST Global    Yield Bond  Yield Bond  Allocation  Allocation    Income
                                         Portfolio  Bond Portfolio  Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                          Class 1      Class 3       Class 1     Class 3     Class 1     Class 3      Class 1
FOR THE YEAR ENDED DECEMBER 31,
  2014
FROM OPERATIONS:
   Net investment income (loss)         $  (21,563)  $  (214,838)  $    94,419  $  240,071  $   38,384  $   23,765  $  (21,409)
   Net realized gain (loss)                (20,894)     (188,756)      238,856     128,952      79,243     163,094     274,103
   Capital gain distribution from
     mutual funds                               --            --            --          --     114,514     100,723     292,224
   Change in net unrealized
     appreciation (depreciation)
     of investments                         23,762        71,482      (325,769)   (433,312)        280     (85,373)    387,823
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
       Increase (decrease) in net
         assets resulting from
         operations                        (18,695)     (332,112)        7,506     (64,289)    232,421     202,209     932,741
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold             22,663     1,954,991        42,209     439,230       1,200     101,890      35,164
   Cost of units redeemed                 (200,271)   (1,172,300)     (802,974)   (656,155)   (287,127)   (643,702)   (690,367)
   Net transfers                           (10,110)    1,004,662      (305,248)    601,780     454,112       1,826     241,533
   Contract maintenance charge                (326)     (125,157)         (931)    (45,505)     (1,038)    (14,016)     (2,827)
   Adjustments to net assets
     allocated to contracts in
     payout period                             849            --           734          41           1          --         731
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
       Increase (decrease) in net
         assets resulting from
         principal transactions           (187,195)    1,662,196    (1,066,210)    339,391     167,148    (554,002)   (415,766)
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets         (205,890)    1,330,084    (1,058,704)    275,102     399,569    (351,793)    516,975
Net assets at beginning of period        1,496,758    13,392,604     3,971,793   7,057,011   3,786,152   3,833,733   7,834,592
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
Net assets at end of period             $1,290,868   $14,722,688   $ 2,913,089  $7,332,113  $4,185,721  $3,481,940  $8,351,567
                                        ==========   ===========   ===========  ==========  ==========  ==========  ==========
FOR THE YEAR ENDED DECEMBER 31,
  2013
FROM OPERATIONS:
   Net investment income (loss)         $   (6,861)  $   (56,050)  $   144,802  $  255,949  $   49,601  $   36,847  $   (1,392)
   Net realized gain (loss)                (33,039)     (133,259)      168,145      95,257      72,745      82,937     261,372
   Capital gain distribution from
     mutual funds                           12,960       110,007            --          --          --          --     134,404
   Change in net unrealized
     appreciation (depreciation)
     of investments                        (63,726)     (506,547)      (99,859)     31,988     430,913     424,154   1,508,387
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
       Increase (decrease) in net
         assets resulting from
         operations                        (90,666)     (585,849)      213,088     383,194     553,259     543,938   1,902,771
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                503     1,934,092         6,250     669,683       1,154      78,515      13,667
   Cost of units redeemed                 (193,462)     (750,536)     (367,212)   (427,428)   (557,636)   (496,380)   (770,679)
   Net transfers                           (36,931)    2,361,205       283,727     499,580     113,249     115,201    (152,847)
   Contract maintenance charge                (400)     (103,535)       (1,022)    (48,765)     (1,289)    (15,784)     (3,244)
   Adjustments to net assets
     allocated to contracts in
     payout period                             696            --        (1,759)         --          22          --       2,055
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
       Increase (decrease) in net
         assets resulting from
         principal transactions           (229,594)    3,441,226       (80,016)    693,070    (444,500)   (318,448)   (911,048)
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets         (320,260)    2,855,377       133,072   1,076,264     108,759     225,490     991,723
Net assets at beginning of period        1,817,018    10,537,227     3,838,721   5,980,747   3,677,393   3,608,243   6,842,869
                                        ----------   -----------   -----------  ----------  ----------  ----------  ----------
Net assets at end of period             $1,496,758   $13,392,604   $ 3,971,793  $7,057,011  $3,786,152  $3,833,733  $7,834,592
                                        ==========   ===========   ===========  ==========  ==========  ==========  ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                               Divisions
                                      ------------------------------------------------------------------------------------------
                                                                                                      SAST MFS
                                         SAST                                SAST         SAST      Massachusetts    SAST MFS
                                        Growth-   SAST Global SAST Global  Alliance     Alliance      Investors    Massachusetts
                                        Income     Equities    Equities     Growth       Growth         Trust        Investors
                                       Portfolio   Portfolio   Portfolio   Portfolio    Portfolio     Portfolio   Trust Portfolio
                                        Class 3     Class 1     Class 3     Class 1      Class 3       Class 1        Class 3
FOR THE YEAR ENDED DECEMBER 31,
  2014
FROM OPERATIONS:
   Net investment income (loss)       $  (33,520) $  (14,609) $  (25,740) $  (145,293) $  (122,735)  $  (26,099)    $  (199,810)
   Net realized gain (loss)              419,013      74,695     112,638      399,513      916,703      127,772       1,033,483
   Capital gain distribution
     from mutual funds                   303,331          --          --           --           --      113,744         666,745
   Change in net unrealized
     appreciation (depreciation)
     of investments                      243,733     (16,272)    (32,127)     863,719      124,433       36,783         (34,878)
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
       Increase (decrease) in
         net assets resulting
         from operations                 932,557      43,814      54,771    1,117,939      918,401      252,200       1,465,540
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold          878,777       1,075     455,197       75,859      630,132       80,180         812,339
   Cost of units redeemed               (339,512)   (250,896)   (264,169)    (924,188)  (1,551,246)    (255,452)     (1,023,214)
   Net transfers                        (205,692)    (42,970)      7,786     (156,906)     (62,630)     161,595        (585,541)
   Contract maintenance charge           (59,228)       (644)    (13,746)      (4,207)     (24,198)        (971)       (132,097)
   Adjustments to net assets
     allocated to contracts in
     payout period                            --          36          --        8,836           --           56              --
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                    274,345    (293,399)    185,068   (1,000,606)  (1,007,942)     (14,592)       (928,513)
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
Increase (decrease) in net assets      1,206,902    (249,585)    239,839      117,333      (89,541)     237,608         537,027
Net assets at beginning of period      7,364,944   1,781,935   2,196,618    9,748,966    7,940,092    2,773,802      16,839,374
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
Net assets at end of period           $8,571,846  $1,532,350  $2,436,457  $ 9,866,299  $ 7,850,551   $3,011,410     $17,376,401
                                      ==========  ==========  ==========  ===========  ===========   ==========     ===========
FOR THE YEAR ENDED DECEMBER 31,
  2013
FROM OPERATIONS:
   Net investment income (loss)       $   (5,589) $  (17,671) $  (25,462) $  (113,098) $  (113,305)  $  (24,982)    $  (178,187)
   Net realized gain (loss)              241,271      38,785      56,399      340,866      591,077      221,335       1,011,339
   Capital gain distribution
     from mutual funds                   122,525          --          --           --           --       55,599         316,117
   Change in net unrealized
     appreciation (depreciation)
     of investments                    1,210,117     365,268     403,994    2,552,112    1,771,766      476,068       2,945,527
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
       Increase (decrease) in
         net assets resulting
         from operations               1,568,324     386,382     434,931    2,779,880    2,249,538      728,020       4,094,796
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold          410,119       7,351     110,869       51,417      122,652        5,686         577,141
   Cost of units redeemed               (166,111)   (350,643)   (100,423)  (1,449,613)  (1,046,538)    (568,812)       (941,902)
   Net transfers                         498,677      19,382    (111,069)    (264,603)    (305,161)      (8,522)     (1,084,973)
   Contract maintenance charge           (54,312)       (823)    (14,446)      (4,749)     (27,711)      (1,063)       (138,272)
   Adjustments to net assets
     allocated to contracts in
     payout period                            --         116          --       (7,788)          --           85              --
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                    688,373    (324,617)   (115,069)  (1,675,336)  (1,256,758)    (572,626)     (1,588,006)
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
Increase (decrease) in net assets      2,256,697      61,765     319,862    1,104,544      992,780      155,394       2,506,790
Net assets at beginning of period      5,108,247   1,720,170   1,876,756    8,644,422    6,947,312    2,618,408      14,332,584
                                      ----------  ----------  ----------  -----------  -----------   ----------     -----------
Net assets at end of period           $7,364,944  $1,781,935  $2,196,618  $ 9,748,966  $ 7,940,092   $2,773,802     $16,839,374
                                      ==========  ==========  ==========  ===========  ===========   ==========     ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                          Divisions
                                --------------------------------------------------------------------------------------------
                                                                          SAST          SAST
                                   SAST        SAST         SAST      International International
                                Fundamental Fundamental   Dynamic      Diversified   Diversified   SAST Davis    SAST Davis
                                  Growth      Growth     Allocation     Equities      Equities    Venture Value Venture Value
                                 Portfolio   Portfolio   Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
                                  Class 1     Class 3     Class 3        Class 1       Class 3       Class 1       Class 3
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
     (loss)                     $  (37,573) $  (66,296) $ (4,821,434)  $    1,547    $   (23,217)  $  (140,877)  $  (294,045)
   Net realized gain (loss)         87,970     360,889     1,208,898        5,917        201,402       560,469       912,068
   Capital gain
     distribution from
     mutual funds                       --          --     4,161,728           --             --     1,353,358     2,274,642
   Change in net
     unrealized
     appreciation
     (depreciation) of
     investments                    85,082     (69,147)   14,281,303     (252,893)    (1,092,681)   (1,016,810)   (1,726,230)
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
       Increase (decrease)
         in net assets
         resulting from
         operations                135,479     225,446    14,830,495     (245,429)      (914,496)      756,140     1,166,435
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
     sold                           15,049      88,729   215,168,415       28,743        211,982        59,605     1,096,810
   Cost of units redeemed         (355,926)   (466,725)  (15,797,827)    (184,721)    (1,827,595)   (1,567,708)   (3,262,804)
   Net transfers                   (14,972)    (17,555)   74,733,125       39,573        632,838      (553,060)     (587,093)
   Contract maintenance
     charge                         (1,238)    (29,774)   (6,575,929)        (595)       (42,395)       (4,842)     (144,042)
   Adjustments to net
     assets allocated to
     contracts in payout
     period                             11          --            --          340             --         5,199            --
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
       Increase (decrease)
         in net assets
         resulting from
         principal
         transactions             (357,076)   (425,325)  267,527,784     (116,660)    (1,025,170)   (2,060,806)   (2,897,129)
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
Increase (decrease) in net
  assets                          (221,597)   (199,879)  282,358,279     (362,089)    (1,939,666)   (1,304,666)   (1,730,694)
Net assets at beginning of
  period                         2,612,906   4,379,096   391,106,970    2,645,864     10,129,445    16,391,244    26,792,910
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
Net assets at end of period     $2,391,309  $4,179,217  $673,465,249   $2,283,775    $ 8,189,779   $15,086,578   $25,062,216
                                ==========  ==========  ============   ==========    ===========   ===========   ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment income
     (loss)                     $  (36,170) $  (67,728) $ (3,563,341)  $   28,838    $    85,976   $   (51,139)  $  (161,483)
   Net realized gain (loss)         26,823     294,311       264,483      (15,283)       105,604       351,627       936,507
   Capital gain
     distribution from
     mutual funds                       --          --       435,350           --             --       898,187     1,522,094
   Change in net
     unrealized
     appreciation
     (depreciation) of
     investments                   727,372   1,036,370    35,848,475      416,490      1,469,305     2,981,307     4,873,645
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
       Increase (decrease)
         in net assets
         resulting from
         operations                718,025   1,262,953    32,984,967      430,045      1,660,885     4,179,982     7,170,763
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
     sold                            4,098       1,369   183,775,213       21,842        264,140        41,754       525,170
   Cost of units redeemed         (218,489)   (351,885)   (4,387,119)    (201,886)    (1,310,382)   (1,352,755)   (3,148,434)
   Net transfers                   (90,009)   (537,970)   73,474,751         (574)       126,250      (327,296)   (2,413,646)
   Contract maintenance
     charge                         (1,375)    (31,517)   (3,103,043)        (713)       (46,144)       (5,563)     (163,078)
   Adjustments to net
     assets allocated to
     contracts in payout
     period                             (9)         --           (11)         325             --        (1,110)            1
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
       Increase (decrease)
         in net assets
         resulting from
         principal
         transactions             (305,784)   (920,003)  249,759,791     (181,006)      (966,136)   (1,644,970)   (5,199,987)
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
Increase (decrease) in net
  assets                           412,241     342,950   282,744,758      249,039        694,749     2,535,012     1,970,776
Net assets at beginning of
  period                         2,200,665   4,036,146   108,362,212    2,396,825      9,434,696    13,856,232    24,822,134
                                ----------  ----------  ------------   ----------    -----------   -----------   -----------
Net assets at end of period     $2,612,906  $4,379,096  $391,106,970   $2,645,864    $10,129,445   $16,391,244   $26,792,910
                                ==========  ==========  ============   ==========    ===========   ===========   ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                            Divisions
                                     ---------------------------------------------------------------------------------------
                                                                                           SAST        SAST
                                       SAST MFS     SAST MFS   SAST Total  SAST Total     Telecom     Telecom    SAST Equity
                                     Total Return Total Return Return Bond Return Bond    Utility     Utility   Opportunities
                                      Portfolio    Portfolio    Portfolio   Portfolio    Portfolio   Portfolio    Portfolio
                                       Class 1      Class 3      Class 1     Class 3      Class 1     Class 3      Class 1
FOR THE YEAR ENDED DECEMBER 31,
  2014
FROM OPERATIONS:
   Net investment income (loss)       $   27,666  $    38,404  $   (3,919) $  (232,532) $   12,862  $   12,071   $  (25,419)
   Net realized gain (loss)              191,371      517,652      14,540      (16,363)     23,839     135,512      195,377
   Capital gain distribution
     from mutual funds                        --           --          --           --          --          --           --
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                         108,341      114,190      47,260    1,647,244      67,392     (13,540)      17,967
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
       Increase (decrease) in
         net assets resulting
         from operations                 327,378      670,246      57,881    1,398,349     104,093     134,043      187,925
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold           12,898      404,653      44,422    3,449,277          --     145,552           30
   Cost of units redeemed               (685,799)  (1,888,520)   (130,618)  (2,886,572)    (42,606)   (251,504)    (252,968)
   Net transfers                        (119,207)    (368,719)     38,886      332,713     (10,459)     39,893      (94,429)
   Contract maintenance charge            (1,874)     (59,013)       (555)    (435,037)       (292)     (6,760)        (520)
   Adjustments to net assets
     allocated to contracts in
     payout period                        24,857          (46)         --           80          --          --        6,313
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                   (769,125)  (1,911,645)    (47,865)     460,461     (53,357)    (72,819)    (341,574)
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
Increase (decrease) in net
  assets                                (441,747)  (1,241,399)     10,016    1,858,810      50,736      61,224     (153,649)
Net assets at beginning of
  period                               5,285,644   11,418,682   1,809,288   47,779,205     984,791   1,383,110    2,333,665
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
Net assets at end of period           $4,843,897  $10,177,283  $1,819,304  $49,638,015  $1,035,527  $1,444,334   $2,180,016
                                      ==========  ===========  ==========  ===========  ==========  ==========   ==========
FOR THE YEAR ENDED DECEMBER 31,
  2013
FROM OPERATIONS:
   Net investment income (loss)       $   40,593  $    65,217  $   (3,235) $  (117,036) $    8,230  $    9,191   $  (21,502)
   Net realized gain (loss)              131,428      271,446      32,744       48,720      37,070      35,591      149,518
   Capital gain distribution
     from mutual funds                        --           --      24,341      603,096          --          --           --
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                         667,333    1,418,517    (158,792)  (2,972,376)    121,202     138,734      437,862
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
       Increase (decrease) in
         net assets resulting
         from operations                 839,354    1,755,180    (104,942)  (2,437,596)    166,502     183,516      565,878
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold            6,716      107,934          --    4,044,823          --     117,640          230
   Cost of units redeemed               (689,216)  (1,273,105)   (216,877)  (2,595,751)    (92,748)    (37,937)    (315,559)
   Net transfers                          13,931      (40,170)    (90,932)   7,857,542     (65,061)    131,521       (2,485)
   Contract maintenance charge            (2,079)     (68,297)       (616)    (425,741)       (367)     (6,774)        (615)
   Adjustments to net assets
     allocated to contracts in
     payout period                         3,363           --         (46)          62          --          --          154
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                   (667,285)  (1,273,638)   (308,471)   8,880,935    (158,176)    204,450     (318,275)
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
Increase (decrease) in net
  assets                                 172,069      481,542    (413,413)   6,443,339       8,326     387,966      247,603
Net assets at beginning of
  period                               5,113,575   10,937,140   2,222,701   41,335,866     976,465     995,144    2,086,062
                                      ----------  -----------  ----------  -----------  ----------  ----------   ----------
Net assets at end of period           $5,285,644  $11,418,682  $1,809,288  $47,779,205  $  984,791  $1,383,110   $2,333,665
                                      ==========  ===========  ==========  ===========  ==========  ==========   ==========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                              Divisions
                                     ------------------------------------------------------------------------------------------
                                                                                SAST          SAST
                                                      SAST         SAST     International International    SAST        SAST
                                      SAST Equity  Aggressive   Aggressive   Growth and    Growth and    Emerging    Emerging
                                     Opportunities   Growth       Growth       Income        Income       Markets     Markets
                                       Portfolio   Portfolio    Portfolio     Portfolio     Portfolio    Portfolio   Portfolio
                                        Class 3     Class 1      Class 3       Class 1       Class 3      Class 1     Class 3
FOR THE YEAR ENDED DECEMBER 31,
  2014
FROM OPERATIONS:
   Net investment income (loss)       $  (32,769)  $  (28,806) $   (52,811)  $    5,244    $    (2,230) $   (5,560) $   (45,314)
   Net realized gain (loss)              124,374       70,490      737,478       10,428        491,942      75,493      193,492
   Capital gain distribution
     from mutual funds                        --           --           --           --             --          --           --
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                         111,078      (75,665)    (731,852)    (244,047)    (1,607,828)   (185,516)    (769,477)
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
       Increase (decrease) in
         net assets resulting
         from operations                 202,683      (33,981)     (47,185)    (228,375)    (1,118,116)   (115,583)    (621,299)
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold          526,636       14,588      169,509        5,895        543,625          --      496,033
   Cost of units redeemed               (247,378)    (233,514)    (433,941)    (160,250)    (1,403,499)   (240,823)  (1,035,713)
   Net transfers                         222,434      (34,489)    (833,569)     (45,534)       554,532     (52,057)     573,212
   Contract maintenance charge           (10,813)        (940)     (19,248)        (701)       (66,332)       (564)     (56,023)
   Adjustments to net assets
     allocated to contracts in
     payout period                            --          463           --          915             --       2,583           --
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                    490,879     (253,892)  (1,117,249)    (199,675)      (371,674)   (290,861)     (22,491)
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
Increase (decrease) in net
  assets                                 693,562     (287,873)  (1,164,434)    (428,050)    (1,489,790)   (406,444)    (643,790)
Net assets at beginning of
  period                               2,165,843    2,064,625    4,460,478    2,290,089     10,987,411   1,838,226    8,484,956
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
Net assets at end of period           $2,859,405   $1,776,752  $ 3,296,044   $1,862,039    $ 9,497,621  $1,431,782  $ 7,841,166
                                      ==========   ==========  ===========   ==========    ===========  ==========  ===========
FOR THE YEAR ENDED DECEMBER 31,
  2013
FROM OPERATIONS:
   Net investment income (loss)       $  (19,326)  $  (28,183) $   (50,629)  $   11,428    $    14,304  $  (18,757) $  (103,729)
   Net realized gain (loss)               90,095       31,572      201,653      (13,274)       455,629      70,752      198,423
   Capital gain distribution
     from mutual funds                        --           --           --           --             --          --           --
   Change in net unrealized
     appreciation
     (depreciation) of
     investments                         372,127      627,671      914,365      403,252      1,562,665    (155,194)    (521,080)
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
       Increase (decrease) in
         net assets resulting
         from operations                 442,896      631,060    1,065,389      401,406      2,032,598    (103,199)    (426,386)
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold          244,282          823      270,738       17,568         53,095         (23)     232,485
   Cost of units redeemed               (196,914)    (206,533)    (222,217)    (244,872)      (914,740)   (147,409)    (689,945)
   Net transfers                         273,887        4,729    1,218,792      (31,918)    (1,257,348)    (92,627)     748,531
   Contract maintenance charge            (6,325)      (1,065)     (19,201)        (847)       (82,897)       (691)     (62,593)
   Adjustments to net assets
     allocated to contracts in
     payout period                            --         (669)          --       (1,886)            --         798           --
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
       Increase (decrease) in
         net assets resulting
         from principal
         transactions                    314,930     (202,715)   1,248,112     (261,955)    (2,201,890)   (239,952)     228,478
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
Increase (decrease) in net
  assets                                 757,826      428,345    2,313,501      139,451       (169,292)   (343,151)    (197,908)
Net assets at beginning of
  period                               1,408,017    1,636,280    2,146,977    2,150,638     11,156,703   2,181,377    8,682,864
                                      ----------   ----------  -----------   ----------    -----------  ----------  -----------
Net assets at end of period           $2,165,843   $2,064,625  $ 4,460,478   $2,290,089    $10,987,411  $1,838,226  $ 8,484,956
                                      ==========   ==========  ===========   ==========    ===========  ==========  ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                            Divisions
                                ------------------------------------------------------------------------------------------------
                                    SAST
                                 SunAmerica
                                  Dynamic      SAST Real                     SAST Dogs      SAST Dogs       SAST        SAST
                                  Strategy      Estate       SAST Real     of Wall Street of Wall Street  Balanced    Balanced
                                 Portfolio     Portfolio  Estate Portfolio   Portfolio      Portfolio     Portfolio   Portfolio
                                  Class 3       Class 1       Class 3         Class 1        Class 3       Class 1     Class 3
FOR THE YEAR ENDED
  DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
     (loss)                     $ (2,955,102) $   (2,388)   $   (70,730)     $   (1,304)    $   (7,937)  $   (4,498) $   (38,378)
   Net realized gain (loss)          654,309      64,327      1,700,575          85,041        334,612      168,595      344,064
   Capital gain
     distribution from
     mutual funds                     63,912     124,121      1,169,628          55,511        202,363           --           --
   Change in net
     unrealized
     appreciation
     (depreciation) of
     investments                  10,365,672     183,104        740,255         (18,012)      (124,287)     132,836      677,179
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
       Increase (decrease)
         in net assets
         resulting from
         operations                8,128,791     369,164      3,539,728         121,236        404,751      296,933      982,865
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
     sold                        163,574,287      10,084        357,449           1,200      1,132,186       32,070      880,126
   Cost of units redeemed         (7,189,897)   (151,636)    (1,366,153)       (118,374)      (370,937)    (449,520)    (807,595)
   Net transfers                  66,453,125      53,911     (2,588,871)         92,323        580,908      (52,858)     918,963
   Contract maintenance
     charge                       (3,709,021)       (375)      (106,121)           (393)       (25,150)      (1,208)     (85,052)
   Adjustments to net
     assets allocated to
     contracts in payout
     period                               --          --            (89)             --             --            2           --
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
       Increase (decrease)
         in net assets
         resulting from
         principal
         transactions            219,128,494     (88,016)    (3,703,785)        (25,244)     1,317,007     (471,514)     906,442
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
Increase (decrease) in net
  assets                         227,257,285     281,148       (164,057)         95,992      1,721,758     (174,581)   1,889,307
Net assets at beginning of
  period                         173,521,294   1,382,099     14,216,942       1,303,073      3,682,517    3,306,159   10,145,275
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
Net assets at end of period     $400,778,579  $1,663,247    $14,052,885      $1,399,065     $5,404,275   $3,131,578  $12,034,582
                                ============  ==========    ===========      ==========     ==========   ==========  ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment income
     (loss)                     $ (1,172,206) $   (6,036)   $   (86,485)     $   (2,090)    $   (3,585)  $      429  $   (19,486)
   Net realized gain (loss)          125,180     108,213        685,120         152,220        228,473      103,263      116,305
   Capital gain
     distribution from
     mutual funds                     35,902          --             --              --             --           --           --
   Change in net
     unrealized
     appreciation
     (depreciation) of
     investments                  11,865,022    (146,689)    (1,125,900)        226,747        644,016      410,021    1,369,389
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
       Increase (decrease)
         in net assets
         resulting from
         operations               10,853,898     (44,512)      (527,265)        376,877        868,904      513,713    1,466,208
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
     sold                        111,799,152       1,700        242,596           1,700        198,760        1,275      304,104
   Cost of units redeemed         (1,383,944)   (190,058)      (853,456)       (301,481)      (164,114)    (441,272)    (453,319)
   Net transfers                  39,592,376    (138,869)     1,555,925          99,012        393,207      289,345      719,411
   Contract maintenance
     charge                         (976,824)       (425)      (113,146)           (470)       (20,683)      (1,246)     (93,254)
   Adjustments to net
     assets allocated to
     contracts in payout
     period                                2          22             --             128             --           (4)          --
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
       Increase (decrease)
         in net assets
         resulting from
         principal
         transactions            149,030,762    (327,630)       831,919        (201,111)       407,170     (151,902)     476,942
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
Increase (decrease) in net
  assets                         159,884,660    (372,142)       304,654         175,766      1,276,074      361,811    1,943,150
Net assets at beginning of
  period                          13,636,634   1,754,241     13,912,288       1,127,307      2,406,443    2,944,348    8,202,125
                                ------------  ----------    -----------      ----------     ----------   ----------  -----------
Net assets at end of period     $173,521,294  $1,382,099    $14,216,942      $1,303,073     $3,682,517   $3,306,159  $10,145,275
                                ============  ==========    ===========      ==========     ==========   ==========  ===========

                            See accompanying notes.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

                                                                                   Divisions
                                                       -----------------------------------------------------------------
                                                                                        SST
                                                                                     Allocation     SST
                                                       SST Allocation SST Allocation  Moderate   Allocation   SST Real
                                                          Balanced       Moderate      Growth      Growth      Return
                                                         Portfolio      Portfolio    Portfolio   Portfolio    Portfolio
                                                          Class 3        Class 3      Class 3     Class 3      Class 3
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)                         $   (40,531)   $   (61,975)  $  (48,736) $  (21,678) $  (264,961)
   Net realized gain (loss)                                 135,420        227,986      147,899      29,075      (31,624)
   Capital gain distribution from mutual funds            1,017,354        339,261           --          --           --
   Change in net unrealized appreciation
     (depreciation) of investments                         (563,877)         6,252      222,820      82,110      291,930
                                                        -----------    -----------   ----------  ----------  -----------
       Increase (decrease) in net assets
         resulting from operations                          548,366        511,524      321,983      89,507       (4,655)
                                                        -----------    -----------   ----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                           1,764,802      1,154,699      380,271     263,069    1,503,536
   Cost of units redeemed                                  (570,205)      (816,602)    (349,874)    (42,585)    (894,989)
   Net transfers                                          1,051,915         98,250      285,315      35,680    1,591,872
   Contract maintenance charge                             (120,880)      (109,410)     (85,174)    (24,238)    (160,141)
   Adjustments to net assets allocated to
     contracts in payout period                                  --             --           --          --           --
                                                        -----------    -----------   ----------  ----------  -----------
       Increase (decrease) in net assets
         resulting from principal transactions            2,125,632        326,937      230,538     231,926    2,040,278
                                                        -----------    -----------   ----------  ----------  -----------
Increase (decrease) in net assets                         2,673,998        838,461      552,521     321,433    2,035,623
Net assets at beginning of period                        13,924,876     13,860,740    9,177,599   2,247,216   16,298,513
                                                        -----------    -----------   ----------  ----------  -----------
Net assets at end of period                             $16,598,874    $14,699,201   $9,730,120  $2,568,649  $18,334,136
                                                        ===========    ===========   ==========  ==========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2013
FROM OPERATIONS:
   Net investment income (loss)                         $    40,479    $     4,434   $   (6,750) $  (12,937) $  (100,851)
   Net realized gain (loss)                                 108,179         83,380       47,949      41,813       (7,449)
   Capital gain distribution from mutual funds               83,189             --           --          --           --
   Change in net unrealized appreciation
     (depreciation) of investments                          934,906      1,399,640    1,110,917     341,036     (876,156)
                                                        -----------    -----------   ----------  ----------  -----------
       Increase (decrease) in net assets
         resulting from operations                        1,166,753      1,487,454    1,152,116     369,912     (984,456)
                                                        -----------    -----------   ----------  ----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold                             405,397      1,416,994      584,475     496,903      993,783
   Cost of units redeemed                                  (186,708)      (425,310)    (121,178)    (48,301)    (607,388)
   Net transfers                                          1,997,370        709,450      815,775     (26,681)   4,000,905
   Contract maintenance charge                             (134,571)      (113,093)     (86,839)    (24,824)    (144,311)
   Adjustments to net assets allocated to
     contracts in payout period                                  (1)            (1)          (1)         --            2
                                                        -----------    -----------   ----------  ----------  -----------
       Increase (decrease) in net assets
         resulting from principal transactions            2,081,487      1,588,040    1,192,232     397,097    4,242,991
                                                        -----------    -----------   ----------  ----------  -----------
Increase (decrease) in net assets                         3,248,240      3,075,494    2,344,348     767,009    3,258,535
Net assets at beginning of period                        10,676,636     10,785,246    6,833,251   1,480,207   13,039,978
                                                        -----------    -----------   ----------  ----------  -----------
Net assets at end of period                             $13,924,876    $13,860,740   $9,177,599  $2,247,216  $16,298,513
                                                        ===========    ===========   ==========  ==========  ===========

                            See accompanying notes.

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   FS Variable Separate Account of The United States Life Insurance Company in the City of New York (the "Separate Account") is a separate account of The United States Life Insurance Company in the City of New York (the "Company"). The Company is a direct wholly owned subsidiary of AGC Life Insurance Company ("AGC"), a wholly owned, indirect subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   The Separate Account offers the following variable annuity products: FSA Advisor, FSA Polaris, FSA Polaris II, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, FSA Polaris Advantage II, FSA Polaris Choice, FSA Polaris Choice III, FSA Polaris Choice IV, FSA Polaris Platinum III, FSA Polaris Platinum O-Series, FSA Polaris Preferred Solution, FSA Polaris Retirement Protector and FSA WM Diversified Strategies III.

   The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full service securities firms, and financial institutions. The distributor of these contracts is AIG Capital Services, Inc., an affiliate of the Company, except for FSA WM Diversified Strategies III, for which the distributor is Principal Funds Distributor, Inc. No underwriting fees are paid in connection with the distribution of these contracts.

   The Separate Account is composed of a total of 136 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the ten currently available Class 1 and Class 3 investment portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the sixty five currently available Class 1 and Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the four currently available Series II investment portfolios of the Invesco Variable Insurance Funds (the "Invesco Funds"), (4) the seventeen currently available Class 2 investment portfolios of the Principal Variable Contract Funds, Inc. (the "Principal Funds"),
   (5) the two currently available Class 1 investment portfolios of the Columbia Funds Variable Insurance Trust I (the "Columbia Trust I"), (6) the two currently available Class 2 investment portfolio of the Columbia Funds Variable Series Trust II (the "Columbia Trust II"), (7) the five currently available Class 2 and Class 4 investment portfolios of American Funds Insurance Series (the "American Series"), (8) the five currently available Class VC investment portfolio of the Lord Abbett Series Fund, Inc. (the "Lord Abbett Fund"), (9) the three currently available Class 2 investment portfolios of the Franklin Templeton Variable Insurance Products Trust (the "Franklin Templeton Trust"), or (10) the five currently available Class 3 investment portfolios of the Seasons Series Trust (the "Seasons Trust"),

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION (continued)

   (13) the five currently available Class III investment portfolios of the BlackRock Variable Series Funds, (14) the three currently available Class Adv., and Services Shares investment portfolios of the Goldman Sachs Variable Insurance Trust, (15) the one currently available Class A investment portfolio of the Ivy Funds Variable Insurance Portfolios,
   (16) the one currently available Class II investment portfolio of the Universal Institutional Funds, Inc., (17) the one currently available Class S investment portfolio of the Neuberger Berman Advisers Management Trust,
   (18) the three currently available Class Adv. Investment portfolio of the PIMCO Variable Insurance Trust, or (19) the six currently available investment portfolios of the VALIC Company I. The primary difference between the classes of the Variable Accounts is that the Class 3 shares in the Anchor Trust, the SunAmerica Trust, and the Seasons Trust, the Class 2 and Class 4 shares of the American Series and the Principal Funds, the Class 2 shares in the Franklin Templeton Trust, and the Class II shares in the Invesco Funds, the Class A shares of the IVY Variable Insurance Portfolios, the Class III shares of the BlackRock variable Series Funds, Inc., the Class S shares of the Neuberger Berman Advisers Management Trust, the Service Class shares of the Goldman Sachs Variable Insurance Trust are subject to 12b-1 fees of 0.25% and the Class Adv. Shares of the Goldman Sachs Variable Insurance Trust are subject to 12b-1 fees of 0.40% of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC share of the Lord Abbett Fund and the Class I shares of the Columbia Trust I are not subject to the 12b-1 fees. The American Series, the Anchor Trust, the Lord Abbett Fund, the SunAmerica Trust, the Invesco Funds, the Principal Funds, the Columbia Trust I, the Columbia Funds Variable Series Trust II, the Franklin Templeton Trust, and the Seasons Trust, the BlackRock Variable Series Funds, the Goldman Sachs Variable Insurance Trust, the Ivy Funds Variable Insurance Portfolios, the Universal Institutional Funds, Inc., the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, and the VALIC Company I (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor Trust, SunAmerica Trust, Seasons Trust, and VALIC Company I are affiliated investment companies. advisers to assist in their investment activities. The Anchor Trust, SunAmerica Trust, Seasons Trust, and VALIC Company I are affiliated investment companies. advisers to assist in their investment activities. The Anchor Trust, SunAmerica Trust, Seasons Trust, and VALIC Company I are affiliated investment companies. The contractholder may elect to have payments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by contractholders to the Variable Accounts and do not include balances allocated to the General Account.

   On March 9, 2012, the MTB Group of Funds was re-branded as the Wilmington Funds Trust. On the same date, the MTB Managed Allocation Fund-Moderate Growth II was renamed the Wilmington Managed Allocation Fund-Moderate Growth II.

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION (continued)

   On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund was renamed the Invesco Van Kampen V.I. American Franchise Fund.

   On May 1, 2012, the Mid Cap Value Portfolio was renamed the Mid Cap Stock Portfolio.

   On September 28, 2012, the Wilmington Managed Allocation Fund-Moderate Growth II was liquidated.

   On April 30, 2013, the SunAmerica Series Trust VCP Value Portfolio and the SunAmerica Series Trust Total Return Balanced Portfolio commenced operations.

   On August 12, 2013, the Protected Asset Allocation SAST Portfolio was renamed VCP Managed Asset Allocation SAST Portfolio.

   On May 1, 2014, the Franklin Income Securities Fund was renamed Franklin Income VIP Fund and the Franklin templeton VIP Founding Funds Allocation Fund was renamed Franklin Founding Funds Allocation VIP Fund.

   On November 10, 2014, AFIS - Capital Income Builder, IVY Funds VIP Asset Strategy, and Franklin Strategic Income VIP Fund, Columbia VP Emerging Markets Bond, Columbia VP Limited Duration Credit, Neuberger Berman AMT Absolute Return Multi-Manager Fund, Lord Abbett Short Duration Income Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Fundamental Equity Portfolio, UIF Global Infrastructure Portfolio, Goldman Sachs Multi-Strategy Alternatives Portfolio, Goldman Sachs Global Markets Navigator Fund, Goldman Sachs Strategic Income Fund, PIMCO Emerging Markets Bond Portfolio, PIMCO All Asset Portfolio, PIMCO Unconstrained Bond Portfolio, VALIC Company I Global Social Awareness Fund, VALIC Company I International Equities Index Fund, VALIC Company I Nasdaq-100 Index Fund, VALIC Company I Small Cap Index Fund, VALIC Company I Stock Index Fund commenced operations.

   The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

   Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statements of Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis.

   ACCUMULATION UNIT: This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

   FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

   USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

   RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table and the 1983 (a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

   At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. If there are transfers between the Company and the Separate Account they will be disclosed as adjustments to net assets allocated to contracts in payout period in the accompanying Statements of Changes in Net Assets.

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

3. FAIR VALUE MEASUREMENTS

   Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

   Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

   Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal, and provincial obligations, hybrid securities, and derivative contracts.

   Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

   The Separate Account assets measured at fair value as of December 31, 2014 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of December 31, 2014 and for the year then

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS (continued)

   ended. The Separate Account had no liabilities as of December 31, 2014. See the Schedules of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2014, and indicating the levels of the fair value measurement based on the levels of the inputs used. As all assets are of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and changes in unrealized gains (losses) for Level 3 assets still held as of December 31, 2014 is presented.

4. CHARGES AND DEDUCTIONS

   Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

   WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of up to 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no withdrawal charges under the FSA Advisor contract.

   CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge ranging from $30 to $50 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of the contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no contract maintenance charges under the FSA Advisor contract.

   SEPARATE ACCOUNT ANNUAL CHARGE: The Separate Account deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate account annual charges are recorded as a charge in the Statements of Operations. The total annual rates of the net asset value of each portfolio, depending on any optional death benefits elected for each product, is as follows: FSA Advisor 1.52%; FSA Polaris 1.52%; FSA Polaris II 1.52%; FSA Polaris II A-Class Platinum Series 0.85%; FSA Polaris Advantage 1.65% or 1.90%; FSA Polaris Advantage II 1.30%, 1.55%, 1.90% or 2.15%, FSA Polaris Choice 1.52% or 1.72%; FSA Polaris Choice III 1.52% or 1.77%; FSA Polaris Choice IV 1.65% or 1.90%, FSA Polaris Platinum III 1.30% or 1.55%, FSA Polaris Platinum O-Series 0.95% or 1.20%, FSA Polaris Preferred Solution 1.15%, 1.40%, 1.55%, or 1.80%; FSA Polaris Retirement

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

   Protector 1.30%, 1.55% or 1.80%, FSA WM Diversified Strategies III 1.55% or 1.70%, Polaris Select Investor, 1.10%, 1.35%, 1.40% or 1.70%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit.

   The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. This is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

   TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

   CAPITAL PROTECTOR FEE: The optional Capital Protector Program offered in FSA Polaris II, FSA Polaris Advantage, FSA Polaris Choice, FSA Polaris Choice III, FSA Polaris Preferred Solution, and FSA WM Diversified Strategies III, provides a guaranteed minimum contract value at the end of an applicable waiting period. The annual fee ranges from 0.25% to 0.65% of the contract value minus purchase payments received after the 90/th/ day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

   MARKETLOCK, MARKETLOCK FOR TWO, INCOME REWARDS, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE FEE: The optional MarketLock, MarketLock for Two, Income Rewards, MarketLock for Life Plus, MarketLock Income Plus, and MarketLock for Life features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, and FSA Polaris Preferred Solution. The MarketLock for Two features is offered in FSA
   Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, and FSA Polaris Preferred Solution. The Income Rewards feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, and FSA Polaris Preferred Solution. The annual fee ranges from 0.50% to 0.65% for MarketLock, 0.40% for MarketLock for Two prior to the first withdrawal and 0.80% after the first withdrawal and 0.65% for Income Rewards in years 0-7 and 0.45 in years 8-10, of the maximum anniversary value benefit base (as defined in the prospectus),

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

   deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

   The MarketLock for Life Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Advantage, FSA Polaris Platinum III, FSA Polaris II A-Class Platinum Series, and FSA Polaris Preferred Solution. The annual fee ranges from 0.65% to 0.95% for one covered person and from 0.90% to 1.25% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as redemption in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock for Life Plus is calculate as the greater of purchase payments made in the first year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

   The MarketLock Income Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris Advantage, FSA Polaris II A-Class Platinum
   Series, and FSA Polaris Preferred Solution. The annual fee ranges from 0.85% to 1.10% for one covered person and from 1.10% to 1.35% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

   The MarketLock for Life feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris Choice IV, FSA Polaris II A-Class Platinum Series, FSA Polaris Advantage, and FSA Polaris Preferred Solution. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

   POLARIS INCOME PLUS AND POLARIS INCOME BUILDER FEE: The optional Polaris Income Plus and Polaris Income Builder features provide a guaranteed withdrawal stream by

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

   locking in market gains during an applicable evaluation period. The Polaris Income Plus feature is offered in FSA Polaris Platinum III, FSA Polaris Choice III, FSA Polaris Choice IV, FSA Polaris Platinum O-Series, FSA Polaris Advantage, FSA Polaris Advantage II, FSA Polaris Retirement Protector and FSA Polaris Preferred Solution. The Polaris Income Builder feature is offered in FSA Polaris Platinum III, FSA Polaris Choice III, FSA Polaris Choice IV, FSA Polaris Advantage, FSA Polaris Advantage II, FSA and FSA Polaris Preferred Solution. The annual fee ranges from 0.60% to 2.20% for one covered person and from 0.60% to 2.70% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The fee may change after the first year based on an index of market volatility. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first five years, adjusted for withdrawals plus a credit, if eligible, or the maximum anniversary date contract value.

   PREMIUM BASED CHARGE: For the Polaris Platinum O-Series product, an up-front sales charge is applied against the gross purchase payments made on the contract. The sales charge ranges from 1.25% to 5.00% of the gross purchase payment invested, depending on the investment amount and the year of receipt and is paid to the Company. The charge is deducted from the contract value on a quarterly basis over a period of seven years and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.
   PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct any premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statements of Changes in Net Assets.

   SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                              Proceeds from
Sub-accounts                                                                Cost of Purchases     Sales
------------                                                                ----------------- -------------
Lord Abbett Growth and Income Portfolio Class VC                               $   526,804     $2,732,518
American Funds Growth-Income Fund Class 2                                          799,118      3,010,635
American Funds Growth Fund Class 2                                                 661,155      2,183,651
Lord Abbett Mid Cap Stock Portfolio Class VC                                           800         26,913
American Funds Asset Allocation Fund Class 2                                       255,956        360,397
American Funds Global Growth Fund Class 2                                        1,131,638      2,446,009
Principal Equity Income Account Class 2                                              9,972        322,452
Principal LargeCap Blend Account II Class 2                                            338         27,603
Principal LargeCap Growth Account Class 2                                               52         15,650
Principal Income Account Class 2                                                     4,844        104,156
Principal Diversified International Account Class 2                                  1,762        114,039
Principal Money Market Account Class 2                                                  --          2,465
Principal Real Estate Securities Account Class 2                                       251          1,255
Principal SAM Balanced Portfolio Class 2                                         1,503,756      1,871,286
Principal SAM Conservative Balanced Portfolio Class 2                               14,439          8,862
Principal SAM Conservative Growth Portfolio Class 2                                 97,686        107,957
Principal SAM Flexible Income Portfolio Class 2                                     56,664         49,547
Principal SAM Strategic Growth Portfolio Class 2                                    52,015         99,216
Principal Short-Term Income Account Class 2                                          1,090          1,973
Principal SmallCap Growth Account II Class 2                                             2         38,988
Principal Government & High Quality Bond Class 2                                        22          9,246
Principal PVC Principal Capital Appreciation Account Class 2                        35,195        158,830
Principal PVC MidCap Blend Acct Class 2                                            164,301        263,742
Columbia VP Income Opportunities Fund Class 1                                        2,136          8,175
Invesco VI American Franchise Fund Series II                                        61,597        233,526
Invesco VI Comstock Fund Series II                                               1,728,817      3,198,873
Invesco VI Growth and Income Fund Series II                                      5,070,670      5,111,965
Franklin Income Securities Fund                                                  4,315,435      1,505,695
Franklin Templeton VIP Founding Funds Allocations Fund Class 2                     876,086      1,109,047
Columbia VP Marsico Focused Equities Fund Class 1                                  102,561        170,545
AST Growth Portfolio Class 1                                                        51,026        568,251
AST Growth Portfolio Class 3                                                       234,741      1,245,641
AST Government and Quality Bond Portfolio Class 1                                  375,060        939,361
AST Government and Quality Bond Portfolio Class 3                                4,587,043      6,657,504
AST Capital Appreciation Portfolio Class 1                                       1,678,227      1,247,217
AST Capital Appreciation Portfolio Class 3                                       6,236,499      6,676,119
AST Natural Resources Portfolio Class 1                                             59,202        458,067
AST Natural Resources Portfolio Class 3                                          2,795,202      1,687,364
SAST Small Company Value Portfolio Class 3                                       2,246,858      2,878,328
SAST Mid-Cap Growth Portfolio Class 1                                              260,647        308,604
SAST Mid-Cap Growth Portfolio Class 3                                            1,707,148      2,254,263
SAST Capital Growth Portfolio Class 1                                                  847        144,879
SAST Capital Growth Portfolio Class 3                                              332,738        647,113
SAST Blue Chip Growth Portfolio Class 1                                             89,565        107,659
SAST Blue Chip Growth Portfolio Class 3                                          1,176,160        921,720
SAST Growth Opportunities Portfolio Class 1                                         73,209        137,372
SAST Growth Opportunities Portfolio Class 3                                      2,126,785      1,957,673
SAST Technology Portfolio Class 1                                                   43,897         43,433
SAST Technology Portfolio Class 3                                                  646,912        398,656
SAST Marsico Focused Growth Portfolio Class 3                                    1,177,296        933,230
SAST Small & Mid Cap Value Portfolio Class 3                                     7,975,539      7,905,143
SAST Foreign Value Portfolio Class 3                                             3,888,799      4,141,157
SAST VCP Value Portfolio Class 3                                                13,414,360        386,935
SAST VCP Total Return Balanced Portfolio Class 3                                13,490,367        188,788
SAST Protected Asset Allocation SAST Portfolio Class 3                          12,763,741        202,627
SAST American Funds Growth Portfolio Class 3                                     3,300,678      3,088,041
SAST American Funds Global Growth Portfolio Class 3                              3,206,368      2,820,093
SAST American Funds Growth-Income Portfolio Class 3                              2,313,306      2,884,257
SAST Cash Management Portfolio Class 1                                             611,142        805,077
SAST Cash Management Portfolio Class 3                                           8,233,639      8,994,424
SAST American Funds Asset Allocation Portfolio Class 3                           2,938,938      1,427,177
SAST Corporate Bond Portfolio Class 1                                              369,078        411,636
SAST Corporate Bond Portfolio Class 3                                            6,863,386      5,770,568

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                               Proceeds
Sub-accounts                                                                Cost of Purchases from Sales
------------                                                                ----------------- ----------
SAST Global Bond Portfolio Class 1                                            $     83,098    $  291,856
SAST Global Bond Portfolio Class 3                                               3,474,006     2,026,649
SAST High-Yield Bond Portfolio Class 1                                             632,898     1,604,689
SAST High-Yield Bond Portfolio Class 3                                           1,611,247     1,031,785
AST Asset Allocation Portfolio Class 1                                             734,716       414,670
AST Asset Allocation Portfolio Class 3                                             346,953       776,466
SAST Growth-Income Portfolio Class 1                                               717,508       862,459
SAST Growth-Income Portfolio Class 3                                             2,169,782     1,625,626
SAST Global Equities Portfolio Class 1                                              67,590       375,599
SAST Global Equities Portfolio Class 3                                             547,664       388,337
SAST Alliance Growth Portfolio Class 1                                              67,414     1,213,312
SAST Alliance Growth Portfolio Class 3                                           1,332,894     2,463,521
SAST MFS Massachusetts Investors Trust Portfolio Class 1                           384,191       311,137
SAST MFS Massachusetts Investors Trust Portfolio Class 3                         2,220,682     2,682,260
SAST Fundamental Growth Portfolio Class 1                                            3,310       397,960
SAST Fundamental Growth Portfolio Class 3                                          397,866       889,488
SAST Dynamic Allocation Portfolio Class 3                                      273,711,786     6,843,708
SAST International Diversified Equities Portfolio Class 1                          156,278       271,391
SAST International Diversified Equities Portfolio Class 3                        1,174,729     2,223,067
SAST Davis Venture Value Portfolio Class 1                                       1,488,745     2,337,070
SAST Davis Venture Value Portfolio Class 3                                       4,014,727     4,931,234
SAST MFS Total Return Portfolio Class 1                                            167,345       908,805
SAST MFS Total Return Portfolio Class 3                                            777,060     2,650,303
SAST Total Return Bond Portfolio Class 1                                           158,415       210,197
SAST Total Return Bond Portfolio Class 3                                         6,899,734     6,671,806
SAST Telecom Utility Portfolio Class 1                                              41,878        82,373
SAST Telecom Utility Portfolio Class 3                                             340,938       401,686
SAST Equity Opportunities Portfolio Class 1                                         24,184       391,178
SAST Equity Opportunities Portfolio Class 3                                      1,010,041       551,931
SAST Aggressive Growth Portfolio Class 1                                            25,426       308,124
SAST Aggressive Growth Portfolio Class 3                                         1,535,445     2,705,504
SAST International Growth and Income Portfolio Class 1                              89,557       283,987
SAST International Growth and Income Portfolio Class 3                           1,884,786     2,258,648
SAST Emerging Markets Portfolio Class 1                                             33,498       329,919
SAST Emerging Markets Portfolio Class 3                                          1,606,635     1,674,407
SAST SunAmerica Dynamic Strategy Portfolio Class 3                             220,762,136     4,524,832
SAST Real Estate Portfolio Class 1                                                 230,975       197,258
SAST Real Estate Portfolio Class 3                                               2,253,738     4,858,559
SAST Dogs of Wall Street Portfolio Class 1                                         201,979       173,015
SAST Dogs of Wall Street Portfolio Class 3                                       2,399,029       887,597
SAST Balanced Portfolio Class 1                                                     98,382       574,395
SAST Balanced Portfolio Class 3                                                  2,206,091     1,338,051
SST Allocation Balanced Portfolio Class 3                                        3,999,956       897,502
SST Allocation Moderate Portfolio Class 3                                        1,882,819     1,278,554
SST Allocation Moderate Growth Portfolio Class 3                                   896,923       715,084
SST Allocation Growth Portfolio Class 3                                            336,890       126,642
SST Real Return Portfolio Class 3                                                3,136,060     1,360,743

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2014.

                                                            Contracts with              Accumulation Annuity Annuity     Net
                                                               a Total     Accumulation    Units      Units   Units    Increase
Sub-accounts                                                  Expense of   Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                -------------- ------------ ------------ ------- -------- ----------
Lord Abbett Growth and Income Portfolio Class VC                 0.85%           369       (6,956)       --      --     (6,587)
Lord Abbett Growth and Income Portfolio Class VC                 0.95%           361         (828)       --      --       (467)
Lord Abbett Growth and Income Portfolio Class VC                 1.15%           893       (1,521)       --    (239)      (867)
Lord Abbett Growth and Income Portfolio Class VC                 1.20%            78         (101)       --      --        (23)
Lord Abbett Growth and Income Portfolio Class VC                 1.30%         3,973       (9,861)       --      --     (5,888)
Lord Abbett Growth and Income Portfolio Class VC                 1.40%         2,675         (705)       --      --      1,970
Lord Abbett Growth and Income Portfolio Class VC                 1.52%         6,850      (98,155)       --      --    (91,305)
Lord Abbett Growth and Income Portfolio Class VC                 1.55%         7,560       (9,446)       --      --     (1,886)
Lord Abbett Growth and Income Portfolio Class VC                 1.65%        10,108       (5,571)       --      --      4,537
Lord Abbett Growth and Income Portfolio Class VC                 1.72%           352       (6,651)       --      --     (6,299)
Lord Abbett Growth and Income Portfolio Class VC                 1.77%         2,044      (19,391)       --      --    (17,347)
Lord Abbett Growth and Income Portfolio Class VC                 1.80%         1,894       (1,496)       --      --        398
Lord Abbett Growth and Income Portfolio Class VC                 1.90%         1,343       (5,937)       --      --     (4,594)
Lord Abbett Growth and Income Portfolio Class VC                 2.15%             2           (5)       --      --         (3)
American Funds Growth-Income Fund Class 2                        0.85%           441      (20,227)       --      --    (19,786)
American Funds Growth-Income Fund Class 2                        0.95%         1,100         (529)       --      --        571
American Funds Growth-Income Fund Class 2                        1.20%           453         (210)       --      --        243
American Funds Growth-Income Fund Class 2                        1.52%         2,789      (78,403)       --      --    (75,614)
American Funds Growth-Income Fund Class 2                        1.72%           427      (14,775)       --      --    (14,348)
American Funds Growth Fund Class 2                               0.85%           755       (8,319)       --     (54)    (7,618)
American Funds Growth Fund Class 2                               0.95%         1,084         (693)       --      --        391
American Funds Growth Fund Class 2                               1.20%           287         (453)       --      --       (166)
American Funds Growth Fund Class 2                               1.52%         2,401      (54,398)       --      --    (51,997)
American Funds Growth Fund Class 2                               1.72%           819       (9,230)       --      --     (8,411)
Lord Abbett Mid Cap Stock Portfolio Class VC                     0.85%            17       (1,213)       --      --     (1,196)
American Funds Asset Allocation Fund Class 2                     0.85%         3,774      (13,953)       --      --    (10,179)
American Funds Asset Allocation Fund Class 2                     0.95%            60         (129)       --      --        (69)
American Funds Asset Allocation Fund Class 2                     1.20%            87          (33)       --      --         54
American Funds Global Growth Fund Class 2                        0.85%         1,341       (8,387)       --     (66)    (7,112)
American Funds Global Growth Fund Class 2                        0.95%         1,959       (1,552)       --      --        407
American Funds Global Growth Fund Class 2                        1.20%         1,125         (286)       --      --        839
American Funds Global Growth Fund Class 2                        1.52%         2,577      (48,649)       --      --    (46,072)
American Funds Global Growth Fund Class 2                        1.72%         1,246      (17,044)       --      --    (15,798)
Principal Equity Income Account Class 2                          1.55%            --      (18,373)       --      --    (18,373)
Principal Equity Income Account Class 2                          1.70%            --       (4,416)       --      --     (4,416)
Principal LargeCap Blend Account II Class 2                      1.55%            --       (2,919)       --      --     (2,919)
Principal LargeCap Blend Account II Class 2                      1.70%             1          (47)       --      --        (46)
Principal LargeCap Growth Account Class 2                        1.55%            --       (1,595)       --      --     (1,595)
Principal Income Account Class 2                                 1.55%             3       (9,097)       --      --     (9,094)
Principal Income Account Class 2                                 1.70%            --       (1,141)       --      --     (1,141)
Principal Diversified International Account Class 2              1.55%            --      (14,685)       --      --    (14,685)
Principal Diversified International Account Class 2              1.70%            --          (16)       --      --        (16)
Principal Money Market Account Class 2                           1.70%            --         (137)       --      --       (137)
Principal Real Estate Securities Account Class 2                 1.55%            --          (36)       --      --        (36)
Principal Real Estate Securities Account Class 2                 1.70%            --           (1)       --      --         (1)
Principal SAM Balanced Portfolio Class 2                         1.52%           318       (2,439)       --      --     (2,121)
Principal SAM Balanced Portfolio Class 2                         1.55%         3,566      (41,281)    3,198      --    (34,517)
Principal SAM Balanced Portfolio Class 2                         1.70%             3      (25,210)       --      --    (25,207)
Principal SAM Balanced Portfolio Class 2                         1.77%        13,648      (64,367)       --      --    (50,719)
Principal SAM Conservative Balanced Portfolio Class 2            1.55%            39         (246)       --      --       (207)
Principal SAM Conservative Balanced Portfolio Class 2            1.70%            --         (412)       --      --       (412)
Principal SAM Conservative Balanced Portfolio Class 2            1.77%            --          (39)       --      --        (39)
Principal SAM Conservative Growth Portfolio Class 2              1.55%            88       (3,555)       --      --     (3,467)
Principal SAM Conservative Growth Portfolio Class 2              1.70%             1       (3,370)       --      --     (3,369)
Principal SAM Flexible Income Portfolio Class 2                  1.55%           556       (7,909)    3,847      --     (3,506)
Principal SAM Flexible Income Portfolio Class 2                  1.70%           404          (11)       --      --        393
Principal SAM Flexible Income Portfolio Class 2                  1.77%            --           (9)       --      --         (9)
Principal SAM Strategic Growth Portfolio Class 2                 1.55%            --       (6,169)       --      --     (6,169)
Principal SAM Strategic Growth Portfolio Class 2                 1.70%            --         (119)       --      --       (119)
Principal Short-Term Income Account Class 2                      1.55%            63         (171)       --      --       (108)
Principal SmallCap Growth Account II Class 2                     1.55%             2         (119)       --      --       (117)
Principal SmallCap Growth Account II Class 2                     1.70%            --       (3,974)       --      --     (3,974)
Principal Government & High Quality Bond Class 2                 1.55%             1       (1,142)       --      --     (1,141)
Principal Government & High Quality Bond Class 2                 1.70%            --           --        --      --         --
Principal PVC Principal Capital Appreciation Account Class
  2                                                              1.55%             4       (7,134)       --      --     (7,130)
Principal PVC Principal Capital Appreciation Account Class
  2                                                              1.70%            --       (1,320)       --      --     (1,320)
Principal PVC MidCap Blend Acct Class 2                          1.55%             1       (8,034)       --      --     (8,033)
Principal PVC MidCap Blend Acct Class 2                          1.70%         3,013       (6,159)       --      --     (3,146)
Columbia VP Income Opportunities Fund Class 1                    1.52%            37         (163)       --      --       (126)
Columbia VP Income Opportunities Fund Class 1                    1.72%            24          (36)       --      --        (12)
Columbia VP Income Opportunities Fund Class 1                    1.77%            38          (69)       --      --        (31)
Invesco VI American Franchise Fund Series II                     0.85%            21       (6,983)       --      --     (6,962)
Invesco VI American Franchise Fund Series II                     1.52%         2,277       (5,401)       --      --     (3,124)
Invesco VI American Franchise Fund Series II                     1.55%         1,039         (297)       --      --        742
Invesco VI American Franchise Fund Series II                     1.65%            52         (110)       --      --        (58)
Invesco VI American Franchise Fund Series II                     1.72%             4          (34)       --      --        (30)
Invesco VI American Franchise Fund Series II                     1.77%            13         (636)       --      --       (623)
Invesco VI American Franchise Fund Series II                     1.90%           509         (408)       --      --        101
Invesco VI Comstock Fund Series II                               0.85%         1,777      (14,165)       --    (195)   (12,583)
Invesco VI Comstock Fund Series II                               0.95%         4,530       (2,717)       --      --      1,813
Invesco VI Comstock Fund Series II                               1.15%         2,591         (749)        4      --      1,846
Invesco VI Comstock Fund Series II                               1.20%         1,141         (993)       --      --        148
Invesco VI Comstock Fund Series II                               1.30%        17,328      (17,398)       --      --        (70)
Invesco VI Comstock Fund Series II                               1.40%        11,341       (2,403)       --      --      8,938

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                                                        Contracts with              Accumulation Annuity Annuity     Net
                                                           a Total     Accumulation    Units      Units   Units    Increase
Sub-accounts                                              Expense of   Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                            -------------- ------------ ------------ ------- -------- ----------
Invesco VI Comstock Fund Series II                           1.52%        16,589       (79,894)     --        --    (63,305)
Invesco VI Comstock Fund Series II                           1.55%        25,016       (11,964)     --        --     13,052
Invesco VI Comstock Fund Series II                           1.65%         6,142        (4,897)     --        --      1,245
Invesco VI Comstock Fund Series II                           1.72%         2,530        (7,208)     --        --     (4,678)
Invesco VI Comstock Fund Series II                           1.77%         4,498       (20,739)     --        --    (16,241)
Invesco VI Comstock Fund Series II                           1.80%         5,695        (1,909)     --        --      3,786
Invesco VI Comstock Fund Series II                           1.90%         8,103        (7,709)     --        --        394
Invesco VI Comstock Fund Series II                           2.15%             1           (20)     --        --        (19)
Invesco VI Growth and Income Fund Series II                  0.85%         1,646       (12,851)     --      (178)   (11,383)
Invesco VI Growth and Income Fund Series II                  0.95%         4,237        (3,073)     --        --      1,164
Invesco VI Growth and Income Fund Series II                  1.15%         3,841          (314)     --      (416)     3,111
Invesco VI Growth and Income Fund Series II                  1.20%         1,115        (1,110)     --        --          5
Invesco VI Growth and Income Fund Series II                  1.30%        16,796       (23,047)     --        --     (6,251)
Invesco VI Growth and Income Fund Series II                  1.40%         8,743        (2,630)     --        --      6,113
Invesco VI Growth and Income Fund Series II                  1.52%        11,810      (136,546)     --        --   (124,736)
Invesco VI Growth and Income Fund Series II                  1.55%        15,384       (16,704)     --        --     (1,320)
Invesco VI Growth and Income Fund Series II                  1.65%        17,617        (7,064)     --        --     10,553
Invesco VI Growth and Income Fund Series II                  1.72%           217       (10,207)     --        --     (9,990)
Invesco VI Growth and Income Fund Series II                  1.77%         6,475       (30,104)     --        --    (23,629)
Invesco VI Growth and Income Fund Series II                  1.80%         2,687        (2,632)     --        --         55
Invesco VI Growth and Income Fund Series II                  1.90%         9,501       (12,313)     --        --     (2,812)
Invesco VI Growth and Income Fund Series II                  2.15%            --           (30)     --        --        (30)
Franklin Income Securities Fund                              0.85%           147        (7,597)     --        --     (7,450)
Franklin Income Securities Fund                              0.95%           283          (390)     --        --       (107)
Franklin Income Securities Fund                              1.15%        19,560        (5,733)     --        --     13,827
Franklin Income Securities Fund                              1.20%           257          (156)     --        --        101
Franklin Income Securities Fund                              1.30%       115,457       (16,852)     --        --     98,605
Franklin Income Securities Fund                              1.40%           288            --      --        --        288
Franklin Income Securities Fund                              1.52%        15,577       (31,356)     --        --    (15,779)
Franklin Income Securities Fund                              1.55%        47,331       (21,519)     --        --     25,812
Franklin Income Securities Fund                              1.65%        27,524        (7,259)     --        --     20,265
Franklin Income Securities Fund                              1.77%         2,248        (3,701)     --        --     (1,453)
Franklin Income Securities Fund                              1.80%        10,069        (5,045)     --        --      5,024
Franklin Income Securities Fund                              1.90%        32,825        (3,147)     --        --     29,678
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                    0.85%             9        (2,834)     --        --     (2,825)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                    1.15%         1,671        (9,820)     --        --     (8,149)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                    1.30%         8,624          (489)     --        --      8,135
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                    1.52%         3,846       (25,151)     --        --    (21,305)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                    1.55%        34,833        (2,410)     --        --     32,423
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                    1.65%         3,440        (2,931)     --        --        509
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                    1.77%         1,978       (36,690)     --        --    (34,712)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                    1.80%           464          (104)     --        --        360
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                    1.90%         5,643        (2,130)     --        --      3,513
Columbia VP Marsico Focused Equities Fund Class 1            1.52%           173        (2,448)     --        --     (2,275)
Columbia VP Marsico Focused Equities Fund Class 1            1.72%            61        (5,383)     --        --     (5,322)
Columbia VP Marsico Focused Equities Fund Class 1            1.77%            34        (1,687)     --        --     (1,653)
AST Growth Portfolio Class 1                                 1.52%           800       (10,909)     32        --    (10,077)
AST Growth Portfolio Class 3                                 0.85%            16        (1,417)     --        --     (1,401)
AST Growth Portfolio Class 3                                 0.95%           181            (2)     --        --        179
AST Growth Portfolio Class 3                                 1.15%         2,750        (2,018)     --        --        732
AST Growth Portfolio Class 3                                 1.30%            26           (65)     --        --        (39)
AST Growth Portfolio Class 3                                 1.40%             1           (27)     --        --        (26)
AST Growth Portfolio Class 3                                 1.52%         1,108       (21,064)     --        --    (19,956)
AST Growth Portfolio Class 3                                 1.55%            12           (15)     --        --         (3)
AST Growth Portfolio Class 3                                 1.65%         3,575          (120)     --        --      3,455
AST Growth Portfolio Class 3                                 1.72%             7        (2,205)     --        --     (2,198)
AST Growth Portfolio Class 3                                 1.77%            12          (950)     --        --       (938)
AST Growth Portfolio Class 3                                 1.80%         4,027            (4)     --        --      4,023
AST Growth Portfolio Class 3                                 1.90%         2,514          (581)     --        --      1,933
AST Government and Quality Bond Portfolio Class 1            1.52%        18,892       (44,853)     --    (1,485)   (27,446)
AST Government and Quality Bond Portfolio Class 3            0.85%         2,581        (6,706)     --       (87)    (4,212)
AST Government and Quality Bond Portfolio Class 3            0.95%         6,728        (3,813)     --        --      2,915
AST Government and Quality Bond Portfolio Class 3            1.15%         8,695          (928)     --      (181)     7,586
AST Government and Quality Bond Portfolio Class 3            1.20%         2,140        (2,446)     --        --       (306)
AST Government and Quality Bond Portfolio Class 3            1.30%       106,844       (63,543)     --        --     43,301
AST Government and Quality Bond Portfolio Class 3            1.40%         4,215        (2,090)     --        --      2,125
AST Government and Quality Bond Portfolio Class 3            1.52%        22,932      (153,784)     --        --   (130,852)
AST Government and Quality Bond Portfolio Class 3            1.55%        58,400       (32,927)     --        --     25,473
AST Government and Quality Bond Portfolio Class 3            1.65%       179,680      (146,138)     --        --     33,542
AST Government and Quality Bond Portfolio Class 3            1.72%           255       (15,686)     --        --    (15,431)
AST Government and Quality Bond Portfolio Class 3            1.77%         7,172       (22,804)     --        --    (15,632)
AST Government and Quality Bond Portfolio Class 3            1.80%         4,310       (17,341)     --        --    (13,031)
AST Government and Quality Bond Portfolio Class 3            1.90%        16,950       (15,861)     --        --      1,089
AST Government and Quality Bond Portfolio Class 3            2.15%            30           (21)     --        --          9
AST Capital Appreciation Portfolio Class 1                   1.52%         1,992       (14,711)    350        --    (12,369)
AST Capital Appreciation Portfolio Class 3                   0.85%         1,150       (12,063)     --        --    (10,913)
AST Capital Appreciation Portfolio Class 3                   0.95%         2,683        (1,652)     --        --      1,031
AST Capital Appreciation Portfolio Class 3                   1.15%         3,922        (1,309)    139        --      2,752
AST Capital Appreciation Portfolio Class 3                   1.20%         1,173          (340)     --        --        833
AST Capital Appreciation Portfolio Class 3                   1.30%        26,043       (28,035)     --        --     (1,992)
AST Capital Appreciation Portfolio Class 3                   1.40%         5,614          (635)     --        --      4,979
AST Capital Appreciation Portfolio Class 3                   1.52%         2,679       (46,563)     --        --    (43,884)
AST Capital Appreciation Portfolio Class 3                   1.55%        11,586       (14,418)     --        --     (2,832)
AST Capital Appreciation Portfolio Class 3                   1.65%        78,440       (63,492)     --        --     14,948
AST Capital Appreciation Portfolio Class 3                   1.70%             1          (481)     --        --       (480)
AST Capital Appreciation Portfolio Class 3                   1.72%           445        (3,599)     --        --     (3,154)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                                                             Contracts with              Accumulation Annuity Annuity     Net
                                                                a Total     Accumulation    Units      Units   Units    Increase
Sub-accounts                                                   Expense of   Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 -------------- ------------ ------------ ------- -------- ----------
AST Capital Appreciation Portfolio Class 3                        1.77%         1,140       (4,911)      --       --     (3,771)
AST Capital Appreciation Portfolio Class 3                        1.80%         1,308       (3,071)      --       --     (1,763)
AST Capital Appreciation Portfolio Class 3                        1.90%         6,181       (5,295)      --       --        886
AST Capital Appreciation Portfolio Class 3                        2.15%            --          (19)      --       --        (19)
AST Natural Resources Portfolio Class 1                           1.52%           930       (8,946)     229       --     (7,787)
AST Natural Resources Portfolio Class 3                           0.85%           352       (2,255)      --       --     (1,903)
AST Natural Resources Portfolio Class 3                           1.15%         8,665       (1,270)      --       --      7,395
AST Natural Resources Portfolio Class 3                           1.20%            --           (5)      --       --         (5)
AST Natural Resources Portfolio Class 3                           1.30%         8,420       (3,769)      --       --      4,651
AST Natural Resources Portfolio Class 3                           1.40%         3,281         (126)      --       --      3,155
AST Natural Resources Portfolio Class 3                           1.52%        35,743      (15,748)      --       --     19,995
AST Natural Resources Portfolio Class 3                           1.55%         6,993       (2,628)      --       --      4,365
AST Natural Resources Portfolio Class 3                           1.65%        66,065      (10,103)      --       --     55,962
AST Natural Resources Portfolio Class 3                           1.72%         1,653      (10,331)      --       --     (8,678)
AST Natural Resources Portfolio Class 3                           1.77%         2,345       (2,822)      --       --       (477)
AST Natural Resources Portfolio Class 3                           1.80%         4,312       (1,267)      --       --      3,045
AST Natural Resources Portfolio Class 3                           1.90%         8,791       (4,231)      --       --      4,560
SAST Small Company Value Portfolio Class 3                        0.85%         1,178       (2,766)      --       --     (1,588)
SAST Small Company Value Portfolio Class 3                        0.95%         1,041       (1,574)      --       --       (533)
SAST Small Company Value Portfolio Class 3                        1.15%           366         (798)      --     (316)      (748)
SAST Small Company Value Portfolio Class 3                        1.20%           602         (325)      --       --        277
SAST Small Company Value Portfolio Class 3                        1.30%        15,002      (10,538)      --       --      4,464
SAST Small Company Value Portfolio Class 3                        1.40%        21,289         (907)      --       --     20,382
SAST Small Company Value Portfolio Class 3                        1.52%        30,251      (79,224)      --       --    (48,973)
SAST Small Company Value Portfolio Class 3                        1.55%        11,832       (9,657)      --       --      2,175
SAST Small Company Value Portfolio Class 3                        1.65%        27,713      (52,550)      --       --    (24,837)
SAST Small Company Value Portfolio Class 3                        1.72%           693       (4,604)      --       --     (3,911)
SAST Small Company Value Portfolio Class 3                        1.77%        13,534      (20,931)      --       --     (7,397)
SAST Small Company Value Portfolio Class 3                        1.80%         1,601       (1,292)      --       --        309
SAST Small Company Value Portfolio Class 3                        1.90%         9,869       (6,715)      --       --      3,154
SAST Small Company Value Portfolio Class 3                        2.15%            28          (13)      --       --         15
SAST Mid-Cap Growth Portfolio Class 1                             1.52%         4,503      (15,650)     499       --    (10,648)
SAST Mid-Cap Growth Portfolio Class 3                             0.85%           166         (640)      --       --       (474)
SAST Mid-Cap Growth Portfolio Class 3                             0.95%           668       (1,112)      --       --       (444)
SAST Mid-Cap Growth Portfolio Class 3                             1.15%         4,051         (321)      --     (117)     3,613
SAST Mid-Cap Growth Portfolio Class 3                             1.20%           142       (1,129)      --       --       (987)
SAST Mid-Cap Growth Portfolio Class 3                             1.30%        12,204       (7,472)      --       --      4,732
SAST Mid-Cap Growth Portfolio Class 3                             1.40%        15,912         (603)      --       --     15,309
SAST Mid-Cap Growth Portfolio Class 3                             1.52%         4,753      (39,111)      --       --    (34,358)
SAST Mid-Cap Growth Portfolio Class 3                             1.55%         5,656       (4,688)      --       --        968
SAST Mid-Cap Growth Portfolio Class 3                             1.65%        14,831      (16,378)      --       --     (1,547)
SAST Mid-Cap Growth Portfolio Class 3                             1.70%           656           (2)      --       --        654
SAST Mid-Cap Growth Portfolio Class 3                             1.72%            17      (44,170)      --       --    (44,153)
SAST Mid-Cap Growth Portfolio Class 3                             1.77%           541       (4,999)      --       --     (4,458)
SAST Mid-Cap Growth Portfolio Class 3                             1.80%         3,429         (815)      --       --      2,614
SAST Mid-Cap Growth Portfolio Class 3                             1.90%         2,131       (2,737)      --       --       (606)
SAST Mid-Cap Growth Portfolio Class 3                             2.15%             1           (7)      --       --         (6)
SAST Capital Growth Portfolio Class 1                             1.52%            75      (13,060)      --       --    (12,985)
SAST Capital Growth Portfolio Class 3                             0.85%            92       (1,008)      --       --       (916)
SAST Capital Growth Portfolio Class 3                             0.95%           289           (6)      --       --        283
SAST Capital Growth Portfolio Class 3                             1.52%         3,333      (34,219)      --       --    (30,886)
SAST Capital Growth Portfolio Class 3                             1.55%             5          (15)      --       --        (10)
SAST Capital Growth Portfolio Class 3                             1.65%        22,505       (8,856)      --       --     13,649
SAST Capital Growth Portfolio Class 3                             1.72%            14       (8,526)      --       --     (8,512)
SAST Capital Growth Portfolio Class 3                             1.77%           675       (4,894)      --       --     (4,219)
SAST Capital Growth Portfolio Class 3                             1.80%            42         (120)      --       --        (78)
SAST Capital Growth Portfolio Class 3                             1.90%           168         (753)      --       --       (585)
SAST Blue Chip Growth Portfolio Class 1                           1.52%         6,874      (10,917)      --       --     (4,043)
SAST Blue Chip Growth Portfolio Class 3                           0.85%           164       (4,736)      --       --     (4,572)
SAST Blue Chip Growth Portfolio Class 3                           0.95%           443         (153)      --       --        290
SAST Blue Chip Growth Portfolio Class 3                           1.15%         8,497       (1,498)      --      (68)     6,931
SAST Blue Chip Growth Portfolio Class 3                           1.20%             6         (115)      --       --       (109)
SAST Blue Chip Growth Portfolio Class 3                           1.30%         4,876       (7,458)      --       --     (2,582)
SAST Blue Chip Growth Portfolio Class 3                           1.40%         6,685         (572)      --       --      6,113
SAST Blue Chip Growth Portfolio Class 3                           1.52%        15,734      (37,573)      --       --    (21,839)
SAST Blue Chip Growth Portfolio Class 3                           1.55%        10,137       (6,206)      --       --      3,931
SAST Blue Chip Growth Portfolio Class 3                           1.65%         8,815       (2,252)      --       --      6,563
SAST Blue Chip Growth Portfolio Class 3                           1.72%            91      (11,639)      --       --    (11,548)
SAST Blue Chip Growth Portfolio Class 3                           1.77%         9,178      (11,915)      --       --     (2,737)
SAST Blue Chip Growth Portfolio Class 3                           1.80%         2,495         (748)      --       --      1,747
SAST Blue Chip Growth Portfolio Class 3                           1.90%         9,071       (1,567)      --       --      7,504
SAST Growth Opportunities Portfolio Class 1                       1.52%         3,670      (14,758)      --       --    (11,088)
SAST Growth Opportunities Portfolio Class 3                       0.85%         1,305       (2,310)      --       --     (1,005)
SAST Growth Opportunities Portfolio Class 3                       0.95%           498       (2,407)      --       --     (1,909)
SAST Growth Opportunities Portfolio Class 3                       1.15%           631          151       --     (346)       436
SAST Growth Opportunities Portfolio Class 3                       1.20%           734         (516)      --       --        218
SAST Growth Opportunities Portfolio Class 3                       1.30%         9,394      (10,815)      --       --     (1,421)
SAST Growth Opportunities Portfolio Class 3                       1.40%         1,169         (708)      --       --        461
SAST Growth Opportunities Portfolio Class 3                       1.52%        25,793      (94,047)      --       --    (68,254)
SAST Growth Opportunities Portfolio Class 3                       1.55%         9,206       (9,944)      --       --       (738)
SAST Growth Opportunities Portfolio Class 3                       1.65%         3,493       (2,053)      --       --      1,440
SAST Growth Opportunities Portfolio Class 3                       1.72%         1,088      (12,695)      --       --    (11,607)
SAST Growth Opportunities Portfolio Class 3                       1.77%        18,977      (38,552)      --       --    (19,575)
SAST Growth Opportunities Portfolio Class 3                       1.80%           957       (1,357)      --       --       (400)
SAST Growth Opportunities Portfolio Class 3                       1.90%         4,057       (7,080)      --       --     (3,023)
SAST Growth Opportunities Portfolio Class 3                       2.15%            20          (15)      --       --          5

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                                                        Contracts with              Accumulation Annuity Annuity     Net
                                                           a Total     Accumulation    Units      Units   Units    Increase
Sub-accounts                                              Expense of   Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                            -------------- ------------ ------------ ------- -------- ----------
SAST Technology Portfolio Class 1                            1.52%        12,695       (12,265)     --       --        430
SAST Technology Portfolio Class 3                            1.15%         5,144        (1,316)     --       --      3,828
SAST Technology Portfolio Class 3                            1.30%         1,974          (555)     --       --      1,419
SAST Technology Portfolio Class 3                            1.40%         1,005          (178)     --       --        827
SAST Technology Portfolio Class 3                            1.52%        11,212       (48,239)     --       --    (37,027)
SAST Technology Portfolio Class 3                            1.55%         7,083        (1,812)     --       --      5,271
SAST Technology Portfolio Class 3                            1.65%        14,077        (8,010)     --       --      6,067
SAST Technology Portfolio Class 3                            1.70%        17,052           (77)     --       --     16,975
SAST Technology Portfolio Class 3                            1.72%            --        (5,378)     --       --     (5,378)
SAST Technology Portfolio Class 3                            1.77%         7,677       (11,790)     --       --     (4,113)
SAST Technology Portfolio Class 3                            1.80%            --           (24)     --       --        (24)
SAST Technology Portfolio Class 3                            1.90%         8,611          (233)     --       --      8,378
SAST Marsico Focused Growth Portfolio Class 3                0.85%           775        (1,341)     --       --       (566)
SAST Marsico Focused Growth Portfolio Class 3                0.95%         2,067        (1,026)     --       --      1,041
SAST Marsico Focused Growth Portfolio Class 3                1.15%           841          (226)     --     (131)       484
SAST Marsico Focused Growth Portfolio Class 3                1.20%           824          (227)     --       --        597
SAST Marsico Focused Growth Portfolio Class 3                1.30%         7,613        (7,046)     --       --        567
SAST Marsico Focused Growth Portfolio Class 3                1.40%        13,295        (1,222)     --       --     12,073
SAST Marsico Focused Growth Portfolio Class 3                1.52%        10,966       (19,937)     --       --     (8,971)
SAST Marsico Focused Growth Portfolio Class 3                1.55%         6,045        (5,743)     --       --        302
SAST Marsico Focused Growth Portfolio Class 3                1.65%         3,779        (4,087)     --       --       (308)
SAST Marsico Focused Growth Portfolio Class 3                1.72%         1,181            (9)     --       --      1,172
SAST Marsico Focused Growth Portfolio Class 3                1.77%         3,894        (9,190)     --       --     (5,296)
SAST Marsico Focused Growth Portfolio Class 3                1.80%           961          (492)     --       --        469
SAST Marsico Focused Growth Portfolio Class 3                1.90%         3,706        (4,943)     --       --     (1,237)
SAST Marsico Focused Growth Portfolio Class 3                2.15%             4           (11)     --       --         (7)
SAST Small & Mid Cap Value Portfolio Class 3                 0.85%         1,482        (4,321)     --       --     (2,839)
SAST Small & Mid Cap Value Portfolio Class 3                 0.95%         1,052        (2,801)     --       --     (1,749)
SAST Small & Mid Cap Value Portfolio Class 3                 1.15%         1,941        (6,856)     --     (347)    (5,262)
SAST Small & Mid Cap Value Portfolio Class 3                 1.20%           719          (536)     --       --        183
SAST Small & Mid Cap Value Portfolio Class 3                 1.30%        27,284       (33,536)     --       --     (6,252)
SAST Small & Mid Cap Value Portfolio Class 3                 1.40%        18,971        (1,435)     --       --     17,536
SAST Small & Mid Cap Value Portfolio Class 3                 1.52%        35,747      (115,252)     --      (31)   (79,536)
SAST Small & Mid Cap Value Portfolio Class 3                 1.55%        21,421       (23,537)     --       --     (2,116)
SAST Small & Mid Cap Value Portfolio Class 3                 1.65%        63,576       (45,730)     --       --     17,846
SAST Small & Mid Cap Value Portfolio Class 3                 1.72%           350       (37,746)     --       --    (37,396)
SAST Small & Mid Cap Value Portfolio Class 3                 1.77%         6,254       (28,050)     --       --    (21,796)
SAST Small & Mid Cap Value Portfolio Class 3                 1.80%         1,989        (3,527)     --       --     (1,538)
SAST Small & Mid Cap Value Portfolio Class 3                 1.90%        19,817       (18,513)     --       --      1,304
SAST Small & Mid Cap Value Portfolio Class 3                 2.15%            13           (21)     --       --         (8)
SAST Foreign Value Portfolio Class 3                         0.85%         4,679        (4,976)     --     (309)      (606)
SAST Foreign Value Portfolio Class 3                         0.95%         8,157        (4,700)     --       --      3,457
SAST Foreign Value Portfolio Class 3                         1.15%         6,349          (865)     --     (467)     5,017
SAST Foreign Value Portfolio Class 3                         1.20%         3,724        (1,745)     --       --      1,979
SAST Foreign Value Portfolio Class 3                         1.30%        67,754       (24,788)     --       --     42,966
SAST Foreign Value Portfolio Class 3                         1.40%        12,842        (2,152)     --       --     10,690
SAST Foreign Value Portfolio Class 3                         1.52%        47,682      (110,668)     --       --    (62,986)
SAST Foreign Value Portfolio Class 3                         1.55%        51,916       (16,990)     --       --     34,926
SAST Foreign Value Portfolio Class 3                         1.65%        24,553        (4,788)     --       --     19,765
SAST Foreign Value Portfolio Class 3                         1.72%         2,609       (14,659)     --       --    (12,050)
SAST Foreign Value Portfolio Class 3                         1.77%        27,064       (26,598)     --       --        466
SAST Foreign Value Portfolio Class 3                         1.80%         6,195        (6,836)     --       --       (641)
SAST Foreign Value Portfolio Class 3                         1.90%        25,751       (12,928)     --       --     12,823
SAST Foreign Value Portfolio Class 3                         2.15%           121            (1)     --       --        120
SAST VCP Value Portfolio Class 3                             1.15%        32,191        (1,830)     --       --     30,361
SAST VCP Value Portfolio Class 3                             1.30%       497,828       (26,426)     --       --    471,402
SAST VCP Value Portfolio Class 3                             1.40%        12,404          (740)     --       --     11,664
SAST VCP Value Portfolio Class 3                             1.55%       224,043       (13,384)     --       --    210,659
SAST VCP Value Portfolio Class 3                             1.65%       271,946       (20,532)     --       --    251,414
SAST VCP Value Portfolio Class 3                             1.80%        24,183        (2,224)     --       --     21,959
SAST VCP Value Portfolio Class 3                             1.90%       128,713        (5,259)     --       --    123,454
SAST VCP Value Portfolio Class 3                             2.15%             9          (430)     --       --       (421)
SAST VCP Total Return Balanced Portfolio Class 3             1.15%        25,616        (1,238)     --       --     24,378
SAST VCP Total Return Balanced Portfolio Class 3             1.30%       520,005       (21,694)     --       --    498,311
SAST VCP Total Return Balanced Portfolio Class 3             1.40%         8,144          (277)     --       --      7,867
SAST VCP Total Return Balanced Portfolio Class 3             1.55%       213,029       (10,539)     --       --    202,490
SAST VCP Total Return Balanced Portfolio Class 3             1.65%       271,220        (9,132)     --       --    262,088
SAST VCP Total Return Balanced Portfolio Class 3             1.80%        32,626        (3,548)     --       --     29,078
SAST VCP Total Return Balanced Portfolio Class 3             1.90%       140,626        (4,755)     --       --    135,871
SAST VCP Total Return Balanced Portfolio Class 3             2.15%            --          (344)     --       --       (344)
SAST Protected Asset Allocation SAST Portfolio Class 3       1.15%        27,822          (750)     --       --     27,072
SAST Protected Asset Allocation SAST Portfolio Class 3       1.30%       472,536       (24,234)     --       --    448,302
SAST Protected Asset Allocation SAST Portfolio Class 3       1.40%         7,400          (227)     --       --      7,173
SAST Protected Asset Allocation SAST Portfolio Class 3       1.55%       203,959        (8,258)     --       --    195,701
SAST Protected Asset Allocation SAST Portfolio Class 3       1.65%       255,252       (14,551)     --       --    240,701
SAST Protected Asset Allocation SAST Portfolio Class 3       1.80%        28,020        (1,322)     --       --     26,698
SAST Protected Asset Allocation SAST Portfolio Class 3       1.90%       120,787        (6,928)     --       --    113,859
SAST Protected Asset Allocation SAST Portfolio Class 3       2.15%         1,328          (274)     --       --      1,054
SAST American Funds Growth Portfolio Class 3                 1.15%         9,402        (3,507)    386       --      6,281
SAST American Funds Growth Portfolio Class 3                 1.30%        50,907       (28,144)     --       --     22,763
SAST American Funds Growth Portfolio Class 3                 1.40%         6,361          (559)     --       --      5,802
SAST American Funds Growth Portfolio Class 3                 1.52%         9,304       (78,147)     --       --    (68,843)
SAST American Funds Growth Portfolio Class 3                 1.55%        18,633       (10,010)     --       --      8,623
SAST American Funds Growth Portfolio Class 3                 1.65%       131,624       (75,602)     --       --     56,022
SAST American Funds Growth Portfolio Class 3                 1.77%         3,317       (23,887)     --       --    (20,570)
SAST American Funds Growth Portfolio Class 3                 1.80%         1,347        (2,249)     --       --       (902)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                                                             Contracts with              Accumulation Annuity Annuity     Net
                                                                a Total     Accumulation    Units      Units   Units    Increase
Sub-accounts                                                   Expense of   Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 -------------- ------------ ------------ ------- -------- ----------
SAST American Funds Growth Portfolio Class 3                      1.90%        16,650        (6,746)      --      --       9,904
SAST American Funds Growth Portfolio Class 3                      2.15%             4           (11)      --      --          (7)
SAST American Funds Global Growth Portfolio Class 3               1.15%         6,752        (1,518)      --     (79)      5,155
SAST American Funds Global Growth Portfolio Class 3               1.30%        25,944       (24,239)      --      --       1,705
SAST American Funds Global Growth Portfolio Class 3               1.40%        28,027        (1,014)      --      --      27,013
SAST American Funds Global Growth Portfolio Class 3               1.52%        17,271       (84,349)      --      --     (67,078)
SAST American Funds Global Growth Portfolio Class 3               1.55%        17,288       (12,489)      --      --       4,799
SAST American Funds Global Growth Portfolio Class 3               1.65%        39,453        (9,329)      --      --      30,124
SAST American Funds Global Growth Portfolio Class 3               1.77%        12,773       (33,445)      --      --     (20,672)
SAST American Funds Global Growth Portfolio Class 3               1.80%         3,022        (1,783)      --      --       1,239
SAST American Funds Global Growth Portfolio Class 3               1.90%        15,127       (10,734)      --      --       4,393
SAST American Funds Global Growth Portfolio Class 3               2.15%            32            (3)      --      --          29
SAST American Funds Growth-Income Portfolio Class 3               1.15%         5,910        (6,537)     473      --        (154)
SAST American Funds Growth-Income Portfolio Class 3               1.30%        33,255       (22,638)      --      --      10,617
SAST American Funds Growth-Income Portfolio Class 3               1.40%         7,682          (220)      --      --       7,462
SAST American Funds Growth-Income Portfolio Class 3               1.52%        10,945      (100,361)      --      --     (89,416)
SAST American Funds Growth-Income Portfolio Class 3               1.55%         9,812        (4,947)      --      --       4,865
SAST American Funds Growth-Income Portfolio Class 3               1.65%        76,477       (50,406)      --      --      26,071
SAST American Funds Growth-Income Portfolio Class 3               1.77%         1,064       (22,048)      --      --     (20,984)
SAST American Funds Growth-Income Portfolio Class 3               1.80%         6,976        (2,922)      --      --       4,054
SAST American Funds Growth-Income Portfolio Class 3               1.90%        19,404        (6,622)      --      --      12,782
SAST American Funds Growth-Income Portfolio Class 3               2.15%             1           (14)      --      --         (13)
SAST American Funds Asset Allocation Portfolio Class 3            1.15%         7,895        (5,294)      --      --       2,601
SAST American Funds Asset Allocation Portfolio Class 3            1.30%        68,818       (10,733)      --      --      58,085
SAST American Funds Asset Allocation Portfolio Class 3            1.52%        30,720       (35,290)      --      --      (4,570)
SAST American Funds Asset Allocation Portfolio Class 3            1.55%        31,027        (5,730)      --      --      25,297
SAST American Funds Asset Allocation Portfolio Class 3            1.65%        56,024          (610)      --      --      55,414
SAST American Funds Asset Allocation Portfolio Class 3            1.77%           940       (38,010)      --      --     (37,070)
SAST American Funds Asset Allocation Portfolio Class 3            1.80%           677        (1,173)      --      --        (496)
SAST American Funds Asset Allocation Portfolio Class 3            1.90%           248          (613)      --      --        (365)
SAST Cash Management Portfolio Class 1                            1.52%        49,588       (61,512)      --     (77)    (12,001)
SAST Cash Management Portfolio Class 3                            0.85%         6,205        (9,030)      --      --      (2,825)
SAST Cash Management Portfolio Class 3                            0.95%             1            (1)      --      --          --
SAST Cash Management Portfolio Class 3                            1.15%        21,990       (17,880)      --      --       4,110
SAST Cash Management Portfolio Class 3                            1.30%       124,439       (44,234)      --      --      80,205
SAST Cash Management Portfolio Class 3                            1.52%       326,621      (365,419)  19,643      --     (19,155)
SAST Cash Management Portfolio Class 3                            1.55%        37,792       (10,871)      --      --      26,921
SAST Cash Management Portfolio Class 3                            1.65%       111,742      (159,865)      --      --     (48,123)
SAST Cash Management Portfolio Class 3                            1.72%       113,478      (101,651)      --      --      11,827
SAST Cash Management Portfolio Class 3                            1.77%         5,185        (5,183)      --      --           2
SAST Cash Management Portfolio Class 3                            1.80%         5,253        (3,999)      --      --       1,254
SAST Cash Management Portfolio Class 3                            1.90%         4,765      (131,363)      --      --    (126,598)
SAST Corporate Bond Portfolio Class 1                             1.52%         8,866       (12,936)      --    (281)     (4,351)
SAST Corporate Bond Portfolio Class 3                             0.85%         2,194        (8,039)      --      --      (5,845)
SAST Corporate Bond Portfolio Class 3                             0.95%         4,137        (3,417)      --      --         720
SAST Corporate Bond Portfolio Class 3                             1.15%         8,476        (3,011)      --    (241)      5,224
SAST Corporate Bond Portfolio Class 3                             1.20%         1,699          (504)      --      --       1,195
SAST Corporate Bond Portfolio Class 3                             1.30%        83,729       (40,588)      --      --      43,141
SAST Corporate Bond Portfolio Class 3                             1.40%         3,116        (2,052)      --      --       1,064
SAST Corporate Bond Portfolio Class 3                             1.52%        13,543      (107,171)      --      --     (93,628)
SAST Corporate Bond Portfolio Class 3                             1.55%        85,966       (30,580)      --      --      55,386
SAST Corporate Bond Portfolio Class 3                             1.65%       109,920       (31,353)      --      --      78,567
SAST Corporate Bond Portfolio Class 3                             1.72%           247        (6,954)      --      --      (6,707)
SAST Corporate Bond Portfolio Class 3                             1.77%         7,425       (20,479)      --      --     (13,054)
SAST Corporate Bond Portfolio Class 3                             1.80%        12,082        (4,188)      --      --       7,894
SAST Corporate Bond Portfolio Class 3                             1.90%        35,457        (9,914)      --      --      25,543
SAST Corporate Bond Portfolio Class 3                             2.15%         2,503           (92)      --      --       2,411
SAST Global Bond Portfolio Class 1                                1.52%         3,689       (11,446)      --    (119)     (7,876)
SAST Global Bond Portfolio Class 3                                0.85%         1,832        (2,063)      --      --        (231)
SAST Global Bond Portfolio Class 3                                0.95%         2,564        (1,391)      --      --       1,173
SAST Global Bond Portfolio Class 3                                1.15%        10,073       (12,921)      --      --      (2,848)
SAST Global Bond Portfolio Class 3                                1.20%         1,183          (163)      --      --       1,020
SAST Global Bond Portfolio Class 3                                1.30%        72,625       (14,464)      --      --      58,161
SAST Global Bond Portfolio Class 3                                1.40%         5,300          (905)      --      --       4,395
SAST Global Bond Portfolio Class 3                                1.52%        13,030       (44,625)      --      --     (31,595)
SAST Global Bond Portfolio Class 3                                1.55%        62,167       (17,025)      --      --      45,142
SAST Global Bond Portfolio Class 3                                1.65%        68,419        (8,342)      --      --      60,077
SAST Global Bond Portfolio Class 3                                1.72%           467          (860)      --      --        (393)
SAST Global Bond Portfolio Class 3                                1.77%         4,012        (7,105)      --      --      (3,093)
SAST Global Bond Portfolio Class 3                                1.80%        11,509        (3,734)      --      --       7,775
SAST Global Bond Portfolio Class 3                                1.90%        15,571        (2,527)      --      --      13,044
SAST Global Bond Portfolio Class 3                                2.15%         3,242           (78)      --      --       3,164
SAST High-Yield Bond Portfolio Class 1                            1.52%        17,851       (55,020)      --     (43)    (37,212)
SAST High-Yield Bond Portfolio Class 3                            0.85%         1,022        (4,692)      --      --      (3,670)
SAST High-Yield Bond Portfolio Class 3                            0.95%         1,003          (786)      --      --         217
SAST High-Yield Bond Portfolio Class 3                            1.15%         5,450        (1,031)     120      --       4,539
SAST High-Yield Bond Portfolio Class 3                            1.20%           691          (119)      --      --         572
SAST High-Yield Bond Portfolio Class 3                            1.30%        15,705        (4,594)      --      --      11,111
SAST High-Yield Bond Portfolio Class 3                            1.40%           377          (216)      --      --         161
SAST High-Yield Bond Portfolio Class 3                            1.52%         4,131       (17,832)      --      --     (13,701)
SAST High-Yield Bond Portfolio Class 3                            1.55%        17,638        (6,664)      --      --      10,974
SAST High-Yield Bond Portfolio Class 3                            1.65%        29,094        (5,318)      --      --      23,776
SAST High-Yield Bond Portfolio Class 3                            1.72%           106          (622)      --      --        (516)
SAST High-Yield Bond Portfolio Class 3                            1.77%         1,543        (2,704)      --      --      (1,161)
SAST High-Yield Bond Portfolio Class 3                            1.80%         3,434        (2,001)      --      --       1,433
SAST High-Yield Bond Portfolio Class 3                            1.90%         8,827          (516)      --      --       8,311

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST High-Yield Bond Portfolio Class 3                         2.15%            20          (5)     --       --          15
AST Asset Allocation Portfolio Class 1                         1.52%        14,594      (9,738)     --      (68)      4,788
AST Asset Allocation Portfolio Class 3                         0.85%             5        (604)     --       --        (599)
AST Asset Allocation Portfolio Class 3                         0.95%            47        (211)     --       --        (164)
AST Asset Allocation Portfolio Class 3                         1.15%         2,896         (39)     --       --       2,857
AST Asset Allocation Portfolio Class 3                         1.20%            75         (33)     --       --          42
AST Asset Allocation Portfolio Class 3                         1.30%         1,814         (25)     --       --       1,789
AST Asset Allocation Portfolio Class 3                         1.52%            55     (16,542)     --       --     (16,487)
AST Asset Allocation Portfolio Class 3                         1.55%         4,548      (4,516)     --       --          32
AST Asset Allocation Portfolio Class 3                         1.65%            26        (115)     --       --         (89)
AST Asset Allocation Portfolio Class 3                         1.72%            --          (3)     --       --          (3)
AST Asset Allocation Portfolio Class 3                         1.77%            --          (6)     --       --          (6)
AST Asset Allocation Portfolio Class 3                         1.80%         1,565      (1,997)     --       --        (432)
AST Asset Allocation Portfolio Class 3                         1.90%           169      (1,546)     --       --      (1,377)
SAST Growth-Income Portfolio Class 1                           1.52%         7,395     (17,587)    564       --      (9,628)
SAST Growth-Income Portfolio Class 3                           0.85%         2,080      (1,706)     --     (229)        145
SAST Growth-Income Portfolio Class 3                           0.95%         5,239      (3,979)     --       --       1,260
SAST Growth-Income Portfolio Class 3                           1.15%         2,332         (19)     --     (207)      2,106
SAST Growth-Income Portfolio Class 3                           1.20%         2,475        (954)     --       --       1,521
SAST Growth-Income Portfolio Class 3                           1.30%        11,810     (13,675)     --       --      (1,865)
SAST Growth-Income Portfolio Class 3                           1.40%         7,675      (1,824)     --       --       5,851
SAST Growth-Income Portfolio Class 3                           1.52%         6,978     (10,797)     --       --      (3,819)
SAST Growth-Income Portfolio Class 3                           1.55%        29,039     (17,098)     --       --      11,941
SAST Growth-Income Portfolio Class 3                           1.65%        28,345     (23,087)     --       --       5,258
SAST Growth-Income Portfolio Class 3                           1.72%           864         (65)     --       --         799
SAST Growth-Income Portfolio Class 3                           1.77%         2,351      (1,536)     --       --         815
SAST Growth-Income Portfolio Class 3                           1.80%         3,153      (4,016)     --       --        (863)
SAST Growth-Income Portfolio Class 3                           1.90%         8,750      (7,172)     --       --       1,578
SAST Growth-Income Portfolio Class 3                           2.15%            --         (55)     --       --         (55)
SAST Global Equities Portfolio Class 1                         1.52%         2,394     (13,151)     --      (24)    (10,781)
SAST Global Equities Portfolio Class 3                         1.15%         9,241        (191)     --       --       9,050
SAST Global Equities Portfolio Class 3                         1.30%         3,897        (419)     --       --       3,478
SAST Global Equities Portfolio Class 3                         1.40%        20,838          (1)     --       --      20,837
SAST Global Equities Portfolio Class 3                         1.52%           222      (6,071)     --       --      (5,849)
SAST Global Equities Portfolio Class 3                         1.55%         6,429      (1,026)     --       --       5,403
SAST Global Equities Portfolio Class 3                         1.65%           192        (190)     --       --           2
SAST Global Equities Portfolio Class 3                         1.70%            --      (1,290)     --       --      (1,290)
SAST Global Equities Portfolio Class 3                         1.72%           107      (2,967)     --       --      (2,860)
SAST Global Equities Portfolio Class 3                         1.77%           225      (1,946)     --       --      (1,721)
SAST Global Equities Portfolio Class 3                         1.80%         1,065         (37)     --       --       1,028
SAST Global Equities Portfolio Class 3                         1.90%           934        (668)     --       --         266
SAST Alliance Growth Portfolio Class 1                         1.52%         3,008     (22,344)     --     (437)    (19,773)
SAST Alliance Growth Portfolio Class 3                         0.85%            64        (666)     --       --        (602)
SAST Alliance Growth Portfolio Class 3                         1.15%           988      (1,198)     --       --        (210)
SAST Alliance Growth Portfolio Class 3                         1.30%           175        (757)     --       --        (582)
SAST Alliance Growth Portfolio Class 3                         1.40%        33,047      (2,586)     --       --      30,461
SAST Alliance Growth Portfolio Class 3                         1.52%         1,267     (30,029)     --       --     (28,762)
SAST Alliance Growth Portfolio Class 3                         1.55%         2,989      (2,524)     --       --         465
SAST Alliance Growth Portfolio Class 3                         1.65%        42,425     (21,546)     --       --      20,879
SAST Alliance Growth Portfolio Class 3                         1.70%            --         (19)     --       --         (19)
SAST Alliance Growth Portfolio Class 3                         1.72%            75      (6,713)     --       --      (6,638)
SAST Alliance Growth Portfolio Class 3                         1.77%           436        (451)     --       --         (15)
SAST Alliance Growth Portfolio Class 3                         1.80%           832        (714)     --       --         118
SAST Alliance Growth Portfolio Class 3                         1.90%           767      (1,989)     --       --      (1,222)
SAST MFS Massachusetts Investors Trust Portfolio Class 1       1.52%         7,384      (7,776)     --      (81)       (473)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       0.85%         2,407      (2,798)     --     (139)       (530)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       0.95%         5,744      (4,240)     --       --       1,504
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.15%           778        (118)     --     (374)        286
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.20%         2,091        (934)     --       --       1,157
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.30%        17,880     (21,975)     --       --      (4,095)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.40%         7,735      (2,430)     --       --       5,305
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.52%         9,111     (30,491)     --       --     (21,380)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.55%        12,568     (17,698)     --       --      (5,130)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.65%        10,229      (3,658)     --       --       6,571
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.72%         1,036        (855)     --       --         181
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.77%         2,857     (12,471)     --       --      (9,614)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.80%         2,786      (3,590)     --       --        (804)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.90%        13,888      (9,470)     --       --       4,418
SAST MFS Massachusetts Investors Trust Portfolio Class 3       2.15%             1         (32)     --       --         (31)
SAST Fundamental Growth Portfolio Class 1                      1.52%           558     (14,417)    157       --     (13,702)
SAST Fundamental Growth Portfolio Class 3                      0.85%           138        (386)     --       --        (248)
SAST Fundamental Growth Portfolio Class 3                      1.15%         5,487         (71)     --       --       5,416
SAST Fundamental Growth Portfolio Class 3                      1.30%            30         (28)     --       --           2
SAST Fundamental Growth Portfolio Class 3                      1.40%           221        (227)     --       --          (6)
SAST Fundamental Growth Portfolio Class 3                      1.52%         2,400     (25,211)     --       --     (22,811)
SAST Fundamental Growth Portfolio Class 3                      1.55%           232        (440)     --       --        (208)
SAST Fundamental Growth Portfolio Class 3                      1.65%        14,825        (630)     --       --      14,195
SAST Fundamental Growth Portfolio Class 3                      1.72%            20      (1,630)     --       --      (1,610)
SAST Fundamental Growth Portfolio Class 3                      1.77%           843      (3,361)     --       --      (2,518)
SAST Fundamental Growth Portfolio Class 3                      1.80%            24         (34)     --       --         (10)
SAST Fundamental Growth Portfolio Class 3                      1.90%           653      (2,828)     --       --      (2,175)
SAST Dynamic Allocation Portfolio Class 3                      0.95%       186,724     (11,267)     --       --     175,457
SAST Dynamic Allocation Portfolio Class 3                      1.15%       531,790     (42,545)     --       --     489,245
SAST Dynamic Allocation Portfolio Class 3                      1.20%        62,911      (5,251)     --       --      57,660
SAST Dynamic Allocation Portfolio Class 3                      1.30%    10,318,333    (680,950)     --       --   9,637,383
SAST Dynamic Allocation Portfolio Class 3                      1.40%       233,111     (45,427)     --       --     187,684

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST Dynamic Allocation Portfolio Class 3                      1.52%      193,725      (26,254)     --       --     167,471
SAST Dynamic Allocation Portfolio Class 3                      1.55%    5,257,189     (635,918)     --       --   4,621,271
SAST Dynamic Allocation Portfolio Class 3                      1.65%    4,014,442     (353,390)     --       --   3,661,052
SAST Dynamic Allocation Portfolio Class 3                      1.77%      106,682       (5,156)     --       --     101,526
SAST Dynamic Allocation Portfolio Class 3                      1.80%      952,886      (85,524)     --       --     867,362
SAST Dynamic Allocation Portfolio Class 3                      1.90%    2,047,048     (246,938)     --       --   1,800,110
SAST Dynamic Allocation Portfolio Class 3                      2.15%        9,793      (14,733)     --       --      (4,940)
SAST International Diversified Equities Portfolio Class 1      1.52%        8,497      (15,752)     --      (39)     (7,294)
SAST International Diversified Equities Portfolio Class 3      0.85%        1,219         (429)     --       --         790
SAST International Diversified Equities Portfolio Class 3      0.95%        2,210         (217)     --       --       1,993
SAST International Diversified Equities Portfolio Class 3      1.15%        1,251       (1,201)     --       --          50
SAST International Diversified Equities Portfolio Class 3      1.20%          987         (108)     --       --         879
SAST International Diversified Equities Portfolio Class 3      1.30%        8,661       (1,088)     --       --       7,573
SAST International Diversified Equities Portfolio Class 3      1.40%       10,460         (492)     --       --       9,968
SAST International Diversified Equities Portfolio Class 3      1.52%       38,886     (118,187)     --       --     (79,301)
SAST International Diversified Equities Portfolio Class 3      1.55%        6,656       (1,326)     --       --       5,330
SAST International Diversified Equities Portfolio Class 3      1.65%        2,198         (275)     --       --       1,923
SAST International Diversified Equities Portfolio Class 3      1.72%        2,479      (19,856)     --       --     (17,377)
SAST International Diversified Equities Portfolio Class 3      1.77%        7,484       (2,534)     --       --       4,950
SAST International Diversified Equities Portfolio Class 3      1.80%           78          (16)     --       --          62
SAST International Diversified Equities Portfolio Class 3      1.90%        5,131       (2,368)     --       --       2,763
SAST International Diversified Equities Portfolio Class 3      2.15%           58           (1)     --       --          57
SAST Davis Venture Value Portfolio Class 1                     1.52%        1,748      (43,476)    545       --     (41,183)
SAST Davis Venture Value Portfolio Class 3                     0.85%        1,188       (4,625)     --       --      (3,437)
SAST Davis Venture Value Portfolio Class 3                     0.95%        2,587       (1,760)     --       --         827
SAST Davis Venture Value Portfolio Class 3                     1.15%       15,644       (2,430)     --     (287)     12,927
SAST Davis Venture Value Portfolio Class 3                     1.20%        1,197         (253)     --       --         944
SAST Davis Venture Value Portfolio Class 3                     1.30%       30,076      (15,864)     --       --      14,212
SAST Davis Venture Value Portfolio Class 3                     1.40%       21,096       (1,541)     --       --      19,555
SAST Davis Venture Value Portfolio Class 3                     1.52%        5,648      (66,328)     --       --     (60,680)
SAST Davis Venture Value Portfolio Class 3                     1.55%       13,167      (10,384)     --       --       2,783
SAST Davis Venture Value Portfolio Class 3                     1.65%        8,507       (4,943)     --       --       3,564
SAST Davis Venture Value Portfolio Class 3                     1.72%          962      (10,372)     --       --      (9,410)
SAST Davis Venture Value Portfolio Class 3                     1.77%        1,123       (7,448)     --       --      (6,325)
SAST Davis Venture Value Portfolio Class 3                     1.80%        1,828       (1,436)     --       --         392
SAST Davis Venture Value Portfolio Class 3                     1.90%       11,112       (6,359)     --       --       4,753
SAST Davis Venture Value Portfolio Class 3                     2.15%            4           (9)     --       --          (5)
SAST MFS Total Return Portfolio Class 1                        1.52%        2,471      (23,687)    448       --     (20,768)
SAST MFS Total Return Portfolio Class 3                        0.85%          108       (6,625)     --      (74)     (6,591)
SAST MFS Total Return Portfolio Class 3                        0.95%           71         (419)     --       --        (348)
SAST MFS Total Return Portfolio Class 3                        1.15%       18,651      (12,155)    160       --       6,656
SAST MFS Total Return Portfolio Class 3                        1.20%           77         (114)     --       --         (37)
SAST MFS Total Return Portfolio Class 3                        1.30%        3,905       (2,746)     --       --       1,159
SAST MFS Total Return Portfolio Class 3                        1.40%          136           (2)     --       --         134
SAST MFS Total Return Portfolio Class 3                        1.52%        2,686      (51,619)     --       --     (48,933)
SAST MFS Total Return Portfolio Class 3                        1.55%        8,830      (11,577)     --       --      (2,747)
SAST MFS Total Return Portfolio Class 3                        1.65%        3,244         (196)     --       --       3,048
SAST MFS Total Return Portfolio Class 3                        1.72%           14       (1,782)     --       --      (1,768)
SAST MFS Total Return Portfolio Class 3                        1.77%           34         (402)     --       --        (368)
SAST MFS Total Return Portfolio Class 3                        1.80%        1,067       (3,004)     --       --      (1,937)
SAST MFS Total Return Portfolio Class 3                        1.90%           67       (1,616)     --       --      (1,549)
SAST Total Return Bond Portfolio Class 1                       1.52%        4,931       (6,522)     --      (92)     (1,683)
SAST Total Return Bond Portfolio Class 3                       0.85%        2,993       (6,589)     --     (252)     (3,848)
SAST Total Return Bond Portfolio Class 3                       0.95%        7,546       (6,387)     --       --       1,159
SAST Total Return Bond Portfolio Class 3                       1.15%        4,710       (1,920)     --     (472)      2,318
SAST Total Return Bond Portfolio Class 3                       1.20%        2,690       (3,135)     --       --        (445)
SAST Total Return Bond Portfolio Class 3                       1.30%      139,843      (76,975)     --       --      62,868
SAST Total Return Bond Portfolio Class 3                       1.40%        8,988       (3,601)     --       --       5,387
SAST Total Return Bond Portfolio Class 3                       1.52%       20,912      (86,125)     --      (25)    (65,238)
SAST Total Return Bond Portfolio Class 3                       1.55%      125,572      (85,146)     --       --      40,426
SAST Total Return Bond Portfolio Class 3                       1.65%      149,122      (55,518)     --       --      93,604
SAST Total Return Bond Portfolio Class 3                       1.72%          750       (1,859)     --       --      (1,109)
SAST Total Return Bond Portfolio Class 3                       1.77%        8,684      (35,184)     --       --     (26,500)
SAST Total Return Bond Portfolio Class 3                       1.80%       22,080      (13,343)     --       --       8,737
SAST Total Return Bond Portfolio Class 3                       1.90%       36,315      (32,697)     --       --       3,618
SAST Total Return Bond Portfolio Class 3                       2.15%        8,743         (302)     --       --       8,441
SAST Telecom Utility Portfolio Class 1                         1.52%          605       (2,815)     --      (27)     (2,237)
SAST Telecom Utility Portfolio Class 3                         0.85%           --           (5)     --       --          (5)
SAST Telecom Utility Portfolio Class 3                         0.95%          124         (390)     --       --        (266)
SAST Telecom Utility Portfolio Class 3                         1.15%        1,122         (536)     --       --         586
SAST Telecom Utility Portfolio Class 3                         1.20%           --           (6)     --       --          (6)
SAST Telecom Utility Portfolio Class 3                         1.30%          732       (1,546)     --       --        (814)
SAST Telecom Utility Portfolio Class 3                         1.52%        1,045      (10,671)     --       --      (9,626)
SAST Telecom Utility Portfolio Class 3                         1.55%        3,784       (1,754)     --       --       2,030
SAST Telecom Utility Portfolio Class 3                         1.65%        5,310         (724)     --       --       4,586
SAST Telecom Utility Portfolio Class 3                         1.77%          162         (980)     --       --        (818)
SAST Telecom Utility Portfolio Class 3                         1.80%          209         (138)     --       --          71
SAST Telecom Utility Portfolio Class 3                         1.90%        4,681       (1,420)     --       --       3,261
SAST Equity Opportunities Portfolio Class 1                    1.52%        1,007      (13,089)     40       --     (12,042)
SAST Equity Opportunities Portfolio Class 3                    0.85%        1,015       (4,294)     --       --      (3,279)
SAST Equity Opportunities Portfolio Class 3                    0.95%        2,173         (476)     --       --       1,697
SAST Equity Opportunities Portfolio Class 3                    1.15%        5,973          (73)     --       --       5,900
SAST Equity Opportunities Portfolio Class 3                    1.20%          910         (150)     --       --         760
SAST Equity Opportunities Portfolio Class 3                    1.30%        5,641       (1,294)     --       --       4,347
SAST Equity Opportunities Portfolio Class 3                    1.40%        5,608         (960)     --       --       4,648
SAST Equity Opportunities Portfolio Class 3                    1.52%        4,145       (6,745)     --       --      (2,600)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST Equity Opportunities Portfolio Class 3                    1.55%       10,496         (699)     --       --       9,797
SAST Equity Opportunities Portfolio Class 3                    1.65%       13,579      (10,624)     --       --       2,955
SAST Equity Opportunities Portfolio Class 3                    1.72%          879       (1,005)     --       --        (126)
SAST Equity Opportunities Portfolio Class 3                    1.77%        1,968         (594)     --       --       1,374
SAST Equity Opportunities Portfolio Class 3                    1.80%        1,377         (104)     --       --       1,273
SAST Equity Opportunities Portfolio Class 3                    1.90%        8,653         (553)     --       --       8,100
SAST Equity Opportunities Portfolio Class 3                    2.15%            2          (14)     --       --         (12)
SAST Aggressive Growth Portfolio Class 1                       1.52%        1,584      (14,592)     --      (76)    (13,084)
SAST Aggressive Growth Portfolio Class 3                       0.85%            9          123      --     (123)          9
SAST Aggressive Growth Portfolio Class 3                       1.15%        3,239          (72)     --       --       3,167
SAST Aggressive Growth Portfolio Class 3                       1.30%          675         (824)     --       --        (149)
SAST Aggressive Growth Portfolio Class 3                       1.40%       18,055         (377)     --       --      17,678
SAST Aggressive Growth Portfolio Class 3                       1.52%       69,641     (127,332)     --       --     (57,691)
SAST Aggressive Growth Portfolio Class 3                       1.55%        3,897         (464)     --       --       3,433
SAST Aggressive Growth Portfolio Class 3                       1.65%       25,106      (40,987)     --       --     (15,881)
SAST Aggressive Growth Portfolio Class 3                       1.72%          106       (8,306)     --       --      (8,200)
SAST Aggressive Growth Portfolio Class 3                       1.77%        2,100         (822)     --       --       1,278
SAST Aggressive Growth Portfolio Class 3                       1.80%           --         (780)     --       --        (780)
SAST Aggressive Growth Portfolio Class 3                       1.90%        8,293       (3,000)     --       --       5,293
SAST International Growth and Income Portfolio Class 1         1.52%        3,479      (15,487)    264       --     (11,744)
SAST International Growth and Income Portfolio Class 3         0.85%        2,753       (1,948)     --       --         805
SAST International Growth and Income Portfolio Class 3         1.15%        6,249           --      --       --       6,249
SAST International Growth and Income Portfolio Class 3         1.30%        7,801           (9)     --       --       7,792
SAST International Growth and Income Portfolio Class 3         1.40%        1,453           --      --       --       1,453
SAST International Growth and Income Portfolio Class 3         1.52%       47,460     (104,313)     --       --     (56,853)
SAST International Growth and Income Portfolio Class 3         1.55%        7,990       (1,586)     --       --       6,404
SAST International Growth and Income Portfolio Class 3         1.65%       42,553       (4,649)     --       --      37,904
SAST International Growth and Income Portfolio Class 3         1.72%        1,982       (9,437)     --       --      (7,455)
SAST International Growth and Income Portfolio Class 3         1.77%       13,546      (10,905)     --       --       2,641
SAST International Growth and Income Portfolio Class 3         1.80%          196          (13)     --       --         183
SAST International Growth and Income Portfolio Class 3         1.90%       15,602       (3,779)     --       --      11,823
SAST Emerging Markets Portfolio Class 1                        1.52%        1,212      (16,728)     --      (74)    (15,590)
SAST Emerging Markets Portfolio Class 3                        0.85%          579       (1,147)     --       --        (568)
SAST Emerging Markets Portfolio Class 3                        0.95%          718          (87)     --       --         631
SAST Emerging Markets Portfolio Class 3                        1.15%        4,375         (930)     --     (123)      3,322
SAST Emerging Markets Portfolio Class 3                        1.20%          419          (54)     --       --         365
SAST Emerging Markets Portfolio Class 3                        1.30%       15,519       (6,333)     --       --       9,186
SAST Emerging Markets Portfolio Class 3                        1.40%       31,721         (463)     --       --      31,258
SAST Emerging Markets Portfolio Class 3                        1.52%       21,902      (53,382)     --       --     (31,480)
SAST Emerging Markets Portfolio Class 3                        1.55%        6,973       (3,693)     --       --       3,280
SAST Emerging Markets Portfolio Class 3                        1.65%       14,453       (9,273)     --       --       5,180
SAST Emerging Markets Portfolio Class 3                        1.72%        1,418      (10,064)     --       --      (8,646)
SAST Emerging Markets Portfolio Class 3                        1.77%       10,048       (8,398)     --       --       1,650
SAST Emerging Markets Portfolio Class 3                        1.80%        1,876         (433)     --       --       1,443
SAST Emerging Markets Portfolio Class 3                        1.90%       12,121       (5,508)     --       --       6,613
SAST Emerging Markets Portfolio Class 3                        2.15%           27           (4)     --       --          23
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.15%      446,727      (53,875)     --       --     392,852
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.30%    8,604,362     (347,449)     --       --   8,256,913
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.40%      352,040       (8,438)     --       --     343,602
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.52%      192,988      (44,746)     --       --     148,242
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.55%    3,751,100     (287,265)     --       --   3,463,835
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.65%    3,538,980     (202,109)     --       --   3,336,871
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.77%      103,515       (5,129)     --       --      98,386
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.80%      546,599      (50,289)     --       --     496,310
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.90%    1,555,889     (137,118)     --       --   1,418,771
SAST SunAmerica Dynamic Strategy Portfolio Class 3             2.15%       14,777      (23,383)     --       --      (8,606)
SAST Real Estate Portfolio Class 1                             1.52%        2,795       (5,855)     --       (7)     (3,067)
SAST Real Estate Portfolio Class 3                             0.85%          289       (1,768)     --       --      (1,479)
SAST Real Estate Portfolio Class 3                             0.95%           54         (878)     --       --        (824)
SAST Real Estate Portfolio Class 3                             1.15%        4,457       (3,817)     --     (164)        476
SAST Real Estate Portfolio Class 3                             1.20%          130         (374)     --       --        (244)
SAST Real Estate Portfolio Class 3                             1.30%        8,982      (43,721)     --       --     (34,739)
SAST Real Estate Portfolio Class 3                             1.40%        4,883       (2,986)     --       --       1,897
SAST Real Estate Portfolio Class 3                             1.52%        4,436      (70,377)     --       --     (65,941)
SAST Real Estate Portfolio Class 3                             1.55%       17,463      (43,407)     --       --     (25,944)
SAST Real Estate Portfolio Class 3                             1.65%       23,352      (16,582)     --       --       6,770
SAST Real Estate Portfolio Class 3                             1.72%          122       (9,499)     --       --      (9,377)
SAST Real Estate Portfolio Class 3                             1.77%        1,994      (25,170)     --       --     (23,176)
SAST Real Estate Portfolio Class 3                             1.80%        3,489       (5,883)     --       --      (2,394)
SAST Real Estate Portfolio Class 3                             1.90%       12,948      (25,321)     --       --     (12,373)
SAST Real Estate Portfolio Class 3                             2.15%           14         (142)     --       --        (128)
SAST Dogs of Wall Street Portfolio Class 1                     1.52%        6,116       (7,103)     --       --        (987)
SAST Dogs of Wall Street Portfolio Class 3                     0.85%          580       (1,112)     --       --        (532)
SAST Dogs of Wall Street Portfolio Class 3                     0.95%        1,515         (396)     --       --       1,119
SAST Dogs of Wall Street Portfolio Class 3                     1.15%        4,800         (139)     --       --       4,661
SAST Dogs of Wall Street Portfolio Class 3                     1.20%          695         (140)     --       --         555
SAST Dogs of Wall Street Portfolio Class 3                     1.30%        9,864       (2,871)     --       --       6,993
SAST Dogs of Wall Street Portfolio Class 3                     1.40%       41,305       (1,255)     --       --      40,050
SAST Dogs of Wall Street Portfolio Class 3                     1.52%       18,456      (23,172)     --       --      (4,716)
SAST Dogs of Wall Street Portfolio Class 3                     1.55%       14,141       (2,235)     --       --      11,906
SAST Dogs of Wall Street Portfolio Class 3                     1.65%        5,443       (3,514)     --       --       1,929
SAST Dogs of Wall Street Portfolio Class 3                     1.72%          772          (32)     --       --         740
SAST Dogs of Wall Street Portfolio Class 3                     1.77%        4,396       (3,128)     --       --       1,268
SAST Dogs of Wall Street Portfolio Class 3                     1.80%        1,421         (651)     --       --         770
SAST Dogs of Wall Street Portfolio Class 3                     1.90%       12,840       (3,405)     --       --       9,435
SAST Dogs of Wall Street Portfolio Class 3                     2.15%           --          (16)     --       --         (16)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST Balanced Portfolio Class 1                                1.52%       4,061      (24,299)     --      (281)   (20,519)
SAST Balanced Portfolio Class 3                                0.85%       5,758         (173)     --       (70)     5,515
SAST Balanced Portfolio Class 3                                0.95%          11         (430)     --        --       (419)
SAST Balanced Portfolio Class 3                                1.15%      17,213       (2,054)     --        --     15,159
SAST Balanced Portfolio Class 3                                1.20%          92       (1,404)     --        --     (1,312)
SAST Balanced Portfolio Class 3                                1.30%      10,887       (2,579)     --        --      8,308
SAST Balanced Portfolio Class 3                                1.52%       3,515      (15,982)     --        --    (12,467)
SAST Balanced Portfolio Class 3                                1.55%      67,351      (39,509)     --        --     27,842
SAST Balanced Portfolio Class 3                                1.65%      11,220         (445)     --        --     10,775
SAST Balanced Portfolio Class 3                                1.72%          --         (768)     --        --       (768)
SAST Balanced Portfolio Class 3                                1.77%          49         (641)     --        --       (592)
SAST Balanced Portfolio Class 3                                1.80%      13,852       (8,335)     --        --      5,517
SAST Balanced Portfolio Class 3                                1.90%      14,852       (4,502)     --        --     10,350
SST Allocation Balanced Portfolio Class 3                      1.15%       5,752          (77)     --        --      5,675
SST Allocation Balanced Portfolio Class 3                      1.30%     113,782      (14,167)     --        --     99,615
SST Allocation Balanced Portfolio Class 3                      1.40%         268       (1,523)     --        --     (1,255)
SST Allocation Balanced Portfolio Class 3                      1.52%         124         (517)     --        --       (393)
SST Allocation Balanced Portfolio Class 3                      1.55%      66,393      (19,188)     --        --     47,205
SST Allocation Balanced Portfolio Class 3                      1.65%      19,069      (13,266)     --        --      5,803
SST Allocation Balanced Portfolio Class 3                      1.77%       1,661       (2,241)     --        --       (580)
SST Allocation Balanced Portfolio Class 3                      1.80%       3,745      (10,806)     --        --     (7,061)
SST Allocation Balanced Portfolio Class 3                      1.90%       3,889         (736)     --        --      3,153
SST Allocation Moderate Portfolio Class 3                      1.30%       5,757      (10,866)     --        --     (5,109)
SST Allocation Moderate Portfolio Class 3                      1.40%      11,474           --      --        --     11,474
SST Allocation Moderate Portfolio Class 3                      1.52%         624      (15,211)     --        --    (14,587)
SST Allocation Moderate Portfolio Class 3                      1.55%      25,763      (28,860)     --        --     (3,097)
SST Allocation Moderate Portfolio Class 3                      1.65%      44,516      (13,597)     --        --     30,919
SST Allocation Moderate Portfolio Class 3                      1.77%           7          (40)     --        --        (33)
SST Allocation Moderate Portfolio Class 3                      1.80%      13,727      (10,492)     --        --      3,235
SST Allocation Moderate Portfolio Class 3                      1.90%       3,345       (2,373)     --        --        972
SST Allocation Moderate Portfolio Class 3                      2.15%          55          (10)     --        --         45
SST Allocation Moderate Growth Portfolio Class 3               1.15%       1,178         (252)     --        --        926
SST Allocation Moderate Growth Portfolio Class 3               1.30%      16,021       (6,449)     --        --      9,572
SST Allocation Moderate Growth Portfolio Class 3               1.40%       8,300       (8,611)     --        --       (311)
SST Allocation Moderate Growth Portfolio Class 3               1.52%       6,010       (1,880)     --        --      4,130
SST Allocation Moderate Growth Portfolio Class 3               1.55%       7,600       (7,972)     --        --       (372)
SST Allocation Moderate Growth Portfolio Class 3               1.65%       6,756       (4,669)     --        --      2,087
SST Allocation Moderate Growth Portfolio Class 3               1.77%         138       (2,043)     --        --     (1,905)
SST Allocation Moderate Growth Portfolio Class 3               1.80%       3,284      (10,670)     --        --     (7,386)
SST Allocation Moderate Growth Portfolio Class 3               1.90%       9,649         (214)     --        --      9,435
SST Allocation Growth Portfolio Class 3                        1.15%       1,989          (17)     --        --      1,972
SST Allocation Growth Portfolio Class 3                        1.30%       6,070         (431)     --        --      5,639
SST Allocation Growth Portfolio Class 3                        1.40%          10          (45)     --        --        (35)
SST Allocation Growth Portfolio Class 3                        1.52%         767       (5,075)     --        --     (4,308)
SST Allocation Growth Portfolio Class 3                        1.55%      13,943         (581)     --        --     13,362
SST Allocation Growth Portfolio Class 3                        1.65%          47         (224)     --        --       (177)
SST Allocation Growth Portfolio Class 3                        1.77%          32          (53)     --        --        (21)
SST Allocation Growth Portfolio Class 3                        1.80%          23          (96)     --        --        (73)
SST Allocation Growth Portfolio Class 3                        1.90%          84         (155)     --        --        (71)
SST Real Return Portfolio Class 3                              0.85%       3,297       (2,419)     --        --        878
SST Real Return Portfolio Class 3                              0.95%       6,561       (5,486)     --        --      1,075
SST Real Return Portfolio Class 3                              1.15%       1,542         (328)     --      (183)     1,031
SST Real Return Portfolio Class 3                              1.20%       4,221         (626)     --        --      3,595
SST Real Return Portfolio Class 3                              1.30%      82,576      (22,421)     --        --     60,155
SST Real Return Portfolio Class 3                              1.40%       2,800       (1,436)     --        --      1,364
SST Real Return Portfolio Class 3                              1.52%      28,026      (20,966)     --        --      7,060
SST Real Return Portfolio Class 3                              1.55%      63,907      (27,605)     --        --     36,302
SST Real Return Portfolio Class 3                              1.65%      71,935      (13,553)     --        --     58,382
SST Real Return Portfolio Class 3                              1.77%      14,416      (20,559)     --        --     (6,143)
SST Real Return Portfolio Class 3                              1.80%      11,738       (3,465)     --        --      8,273
SST Real Return Portfolio Class 3                              1.90%      13,289       (7,576)     --        --      5,713
SST Real Return Portfolio Class 3                              2.15%          62           (5)     --        --         57

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
Lord Abbett Growth and Income Portfolio Class VC               0.85%          42       (9,603)      --      --      (9,561)
Lord Abbett Growth and Income Portfolio Class VC               0.95%         497         (336)      --      --         161
Lord Abbett Growth and Income Portfolio Class VC               1.15%       6,890         (966)     239      --       6,163
Lord Abbett Growth and Income Portfolio Class VC               1.20%         291         (204)      --      --          88
Lord Abbett Growth and Income Portfolio Class VC               1.30%       5,706      (21,437)      --      --     (15,732)
Lord Abbett Growth and Income Portfolio Class VC               1.40%         533         (481)      --      --          52
Lord Abbett Growth and Income Portfolio Class VC               1.52%       5,836      (98,312)      --      --     (92,476)
Lord Abbett Growth and Income Portfolio Class VC               1.55%       5,698      (16,408)      --      --     (10,710)
Lord Abbett Growth and Income Portfolio Class VC               1.65%      12,977       (5,104)      --      --       7,873
Lord Abbett Growth and Income Portfolio Class VC               1.72%         182       (5,029)      --      --      (4,847)
Lord Abbett Growth and Income Portfolio Class VC               1.77%       2,301      (42,342)      --      --     (40,041)
Lord Abbett Growth and Income Portfolio Class VC               1.80%      12,298       (2,845)      --      --       9,453
Lord Abbett Growth and Income Portfolio Class VC               1.90%       4,773      (11,433)      --      --      (6,660)
Lord Abbett Growth and Income Portfolio Class VC               2.15%         166          (14)      --      --         152
American Funds Growth-Income Fund Class 2                      0.85%         444      (25,290)      --      --     (24,846)
American Funds Growth-Income Fund Class 2                      0.95%       1,433         (254)      --      --       1,179
American Funds Growth-Income Fund Class 2                      1.20%       2,110         (248)      --      --       1,862
American Funds Growth-Income Fund Class 2                      1.52%       2,570      (66,769)      --      --     (64,199)
American Funds Growth-Income Fund Class 2                      1.72%         142       (7,344)      --      --      (7,202)
American Funds Growth Fund Class 2                             0.85%         512      (16,708)      54      --     (16,142)
American Funds Growth Fund Class 2                             0.95%       1,834         (962)      --      --         871
American Funds Growth Fund Class 2                             1.20%         889         (551)      --      --         338
American Funds Growth Fund Class 2                             1.52%       4,895      (39,495)      --      --     (34,600)
American Funds Growth Fund Class 2                             1.72%         494       (8,729)      --      --      (8,234)
Lord Abbett Mid Cap Stock Portfolio Class VC                   0.85%         452       (1,347)      --      --        (896)
American Funds Asset Allocation Fund Class 2                   0.85%      32,130      (23,792)      --      --       8,338
American Funds Asset Allocation Fund Class 2                   0.95%          --         (240)      --      --        (240)
American Funds Asset Allocation Fund Class 2                   1.20%          17          (99)      --      --         (83)
American Funds Global Growth Fund Class 2                      0.85%       1,322      (15,130)      66      --     (13,742)
American Funds Global Growth Fund Class 2                      0.95%       2,991       (1,280)      --      --       1,711
American Funds Global Growth Fund Class 2                      1.20%       1,548         (720)      --      --         828
American Funds Global Growth Fund Class 2                      1.52%       5,032      (51,725)      --      --     (46,694)
American Funds Global Growth Fund Class 2                      1.72%         201       (4,673)      --      --      (4,473)
Principal Equity Income Account Class 2                        1.55%         327      (15,852)      --      --     (15,525)
Principal Equity Income Account Class 2                        1.70%           1       (2,227)      --      --      (2,226)
Principal LargeCap Blend Account II Class 2                    1.55%          --       (4,214)      --      --      (4,214)
Principal LargeCap Blend Account II Class 2                    1.70%          --          (70)      --      --         (70)
Principal LargeCap Growth Account Class 2                      1.55%          --       (1,866)      --      --      (1,866)
Principal LargeCap Growth Account Class 2                      1.70%          --          (20)      --      --         (20)
Principal Income Account Class 2                               1.55%         569       (2,545)      --      --      (1,976)
Principal Income Account Class 2                               1.70%          --       (1,419)      --      --      (1,419)
Principal Diversified International Account Class 2            1.55%           1      (36,438)      --      --     (36,436)
Principal Diversified International Account Class 2            1.70%           1       (1,566)      --      --      (1,565)
Principal Money Market Account Class 2                         1.55%          --           --       --      --          --
Principal Money Market Account Class 2                         1.70%           1         (147)      --      --        (146)
Principal Real Estate Securities Account Class 2               1.55%          56          (13)      --      --          43
Principal Real Estate Securities Account Class 2               1.70%          --         (354)      --      --        (354)
Principal SAM Balanced Portfolio Class 2                       1.52%       7,037       (2,394)      --      --       4,642
Principal SAM Balanced Portfolio Class 2                       1.55%         248      (27,866)      --      --     (27,618)
Principal SAM Balanced Portfolio Class 2                       1.70%           7       (7,628)      --      --      (7,620)
Principal SAM Balanced Portfolio Class 2                       1.77%      64,923      (14,850)      --      --      50,073
Principal SAM Conservative Balanced Portfolio Class 2          1.55%          41         (243)      --      --        (202)
Principal SAM Conservative Balanced Portfolio Class 2          1.70%          38         (499)      --      --        (461)
Principal SAM Conservative Balanced Portfolio Class 2          1.77%          --          (39)      --      --         (39)
Principal SAM Conservative Growth Portfolio Class 2            1.55%          49       (2,740)      --      --      (2,691)
Principal SAM Conservative Growth Portfolio Class 2            1.70%           1      (14,478)      --      --     (14,477)
Principal SAM Flexible Income Portfolio Class 2                1.55%           1      (10,768)      --      --     (10,768)
Principal SAM Flexible Income Portfolio Class 2                1.70%          35          (19)      --      --          15
Principal SAM Flexible Income Portfolio Class 2                1.77%           1          (11)      --      --         (10)
Principal SAM Strategic Growth Portfolio Class 2               1.55%          20         (800)      --      --        (780)
Principal SAM Strategic Growth Portfolio Class 2               1.70%          44          (60)      --      --         (16)
Principal Short-Term Income Account Class 2                    1.55%         530         (131)      --      --         399
Principal Short-Term Income Account Class 2                    1.70%          --          (15)      --      --         (15)
Principal SmallCap Growth Account II Class 2                   1.55%         154          (58)      --      --          96
Principal SmallCap Growth Account II Class 2                   1.70%          --          (43)      --      --         (43)
Principal Government & High Quality Bond Class 2               1.55%          --           (5)      --      --          (5)
Principal Government & High Quality Bond Class 2               1.70%          --           (7)      --      --          (7)
Principal PVC Principal Capital Appreciation Account Class 2   1.55%           2       (3,196)      --      --      (3,194)
Principal PVC Principal Capital Appreciation Account Class 2   1.70%           1       (1,647)      --      --      (1,647)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
Principal PVC MidCap Blend Acct Class 2                        1.55%          89       (12,157)     --       --     (12,068)
Principal PVC MidCap Blend Acct Class 2                        1.70%         141        (3,986)     --       --      (3,845)
Columbia VP Income Opportunities Fund Class 1                  1.52%         121        (1,166)     --       --      (1,045)
Columbia VP Income Opportunities Fund Class 1                  1.72%         176        (2,257)     --       --      (2,081)
Columbia VP Income Opportunities Fund Class 1                  1.77%         143           (19)     --       --         124
Invesco VI American Franchise Fund Series II                   0.85%         348          (168)     --       --         180
Invesco VI American Franchise Fund Series II                   1.52%           4       (10,413)     --       --     (10,409)
Invesco VI American Franchise Fund Series II                   1.55%          --          (287)     --       --        (287)
Invesco VI American Franchise Fund Series II                   1.65%          60        (2,324)     --       --      (2,263)
Invesco VI American Franchise Fund Series II                   1.72%           7        (7,210)     --       --      (7,203)
Invesco VI American Franchise Fund Series II                   1.77%           1          (887)     --       --        (886)
Invesco VI American Franchise Fund Series II                   1.90%       1,678          (535)     --       --       1,143
Invesco VI Comstock Fund Series II                             0.85%       2,364       (15,733)    195       --     (13,175)
Invesco VI Comstock Fund Series II                             0.95%       6,994        (2,527)     --       --       4,468
Invesco VI Comstock Fund Series II                             1.15%         297        (1,058)    277       --        (484)
Invesco VI Comstock Fund Series II                             1.20%       7,726        (1,642)     --       --       6,084
Invesco VI Comstock Fund Series II                             1.30%      24,694       (38,043)     --       --     (13,349)
Invesco VI Comstock Fund Series II                             1.40%       1,972          (962)     --       --       1,010
Invesco VI Comstock Fund Series II                             1.52%      11,244       (87,700)     --       --     (76,457)
Invesco VI Comstock Fund Series II                             1.55%      15,743       (35,700)     --       --     (19,957)
Invesco VI Comstock Fund Series II                             1.65%      12,664       (19,483)     --       --      (6,819)
Invesco VI Comstock Fund Series II                             1.70%          --           (12)     --       --         (12)
Invesco VI Comstock Fund Series II                             1.72%          56        (3,048)     --       --      (2,992)
Invesco VI Comstock Fund Series II                             1.77%       8,373       (41,757)     --       --     (33,384)
Invesco VI Comstock Fund Series II                             1.80%       4,236        (4,302)     --       --         (66)
Invesco VI Comstock Fund Series II                             1.90%       7,876       (14,114)     --       --      (6,238)
Invesco VI Comstock Fund Series II                             2.15%         578           (50)     --       --         528
Invesco VI Growth and Income Fund Series II                    0.85%       1,815       (19,674)    178       --     (17,682)
Invesco VI Growth and Income Fund Series II                    0.95%       6,562        (2,383)     --       --       4,179
Invesco VI Growth and Income Fund Series II                    1.15%         600        (1,398)    416       --        (381)
Invesco VI Growth and Income Fund Series II                    1.20%       2,653        (1,668)     --       --         985
Invesco VI Growth and Income Fund Series II                    1.30%      26,250       (44,907)     --       --     (18,656)
Invesco VI Growth and Income Fund Series II                    1.40%       1,527        (1,059)     --       --         469
Invesco VI Growth and Income Fund Series II                    1.52%      16,576      (183,024)     --       --    (166,448)
Invesco VI Growth and Income Fund Series II                    1.55%      34,453       (39,721)     --       --      (5,268)
Invesco VI Growth and Income Fund Series II                    1.65%       6,059       (12,349)     --       --      (6,290)
Invesco VI Growth and Income Fund Series II                    1.72%       5,880        (8,910)     --       --      (3,030)
Invesco VI Growth and Income Fund Series II                    1.77%       8,286       (68,190)     --       --     (59,904)
Invesco VI Growth and Income Fund Series II                    1.80%       6,089        (4,626)     --       --       1,463
Invesco VI Growth and Income Fund Series II                    1.90%      10,146       (20,527)     --       --     (10,381)
Invesco VI Growth and Income Fund Series II                    2.15%       4,804           (49)     --       --       4,754
Franklin Income Securities Fund                                0.85%       2,873          (125)     --       --       2,748
Franklin Income Securities Fund                                0.95%         205          (251)     --       --         (46)
Franklin Income Securities Fund                                1.15%      25,410        (1,429)     --       --      23,981
Franklin Income Securities Fund                                1.20%       5,537           (55)     --       --       5,483
Franklin Income Securities Fund                                1.30%      65,322       (10,797)     --       --      54,526
Franklin Income Securities Fund                                1.52%       9,085       (80,340)     --       --     (71,256)
Franklin Income Securities Fund                                1.55%      54,616       (10,197)     --       --      44,420
Franklin Income Securities Fund                                1.65%      30,077        (3,014)     --       --      27,063
Franklin Income Securities Fund                                1.77%       2,150       (13,305)     --       --     (11,154)
Franklin Income Securities Fund                                1.80%      10,555        (4,536)     --       --       6,020
Franklin Income Securities Fund                                1.90%       7,655        (9,012)     --       --      (1,357)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                      0.85%       4,394       (27,113)     --       --     (22,720)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                      1.15%         210        (4,627)     --       --      (4,417)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                      1.30%       5,717          (743)     --       --       4,974
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                      1.52%       1,993       (10,823)     --       --      (8,830)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                      1.55%       3,632        (1,633)     --       --       1,999
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                      1.65%          --           (71)     --       --         (71)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                      1.77%         296        (7,331)     --       --      (7,035)
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                      1.80%         259          (198)     --       --          60
Franklin Templeton VIP Founding Funds Allocations Fund
  Class 2                                                      1.90%       2,254       (16,079)     --       --     (13,825)
Columbia VP Marsico Focused Equities Fund Class 1              1.52%       2,803        (5,446)     --       --      (2,643)
Columbia VP Marsico Focused Equities Fund Class 1              1.72%          11        (2,327)     --       --      (2,316)
Columbia VP Marsico Focused Equities Fund Class 1              1.77%          14          (249)     --       --        (235)
AST Growth Portfolio Class 1                                   1.52%       2,331       (13,203)     --     (111)    (10,983)
AST Growth Portfolio Class 3                                   0.85%          --          (808)     --       --        (808)
AST Growth Portfolio Class 3                                   0.95%         429          (429)     --       --          --
AST Growth Portfolio Class 3                                   1.15%       1,494          (252)     --       --       1,242
AST Growth Portfolio Class 3                                   1.30%      10,355        (4,698)     --       --       5,657
AST Growth Portfolio Class 3                                   1.40%         885            (1)     --       --         884

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
AST Growth Portfolio Class 3                                   1.52%         934       (28,927)     --        --   (27,992)
AST Growth Portfolio Class 3                                   1.55%         216           (97)     --        --       119
AST Growth Portfolio Class 3                                   1.65%         838       (23,870)     --        --   (23,032)
AST Growth Portfolio Class 3                                   1.72%           1        (1,542)     --        --    (1,541)
AST Growth Portfolio Class 3                                   1.77%          32        (3,517)     --        --    (3,485)
AST Growth Portfolio Class 3                                   1.90%       1,011        (2,087)     --        --    (1,076)
AST Government and Quality Bond Portfolio Class 1              1.52%      45,195       (72,880)     --    (2,057)  (29,741)
AST Government and Quality Bond Portfolio Class 3              0.85%      10,556       (10,202)     87        --       442
AST Government and Quality Bond Portfolio Class 3              0.95%      15,065        (1,916)     --        --    13,149
AST Government and Quality Bond Portfolio Class 3              1.15%       1,631          (734)    181        --     1,078
AST Government and Quality Bond Portfolio Class 3              1.20%       7,255          (535)     --        --     6,720
AST Government and Quality Bond Portfolio Class 3              1.30%      98,737       (20,947)     --        --    77,790
AST Government and Quality Bond Portfolio Class 3              1.40%       2,256          (111)     --        --     2,144
AST Government and Quality Bond Portfolio Class 3              1.52%     106,388      (171,507)     --        --   (65,119)
AST Government and Quality Bond Portfolio Class 3              1.55%     131,037       (23,852)     --        --   107,185
AST Government and Quality Bond Portfolio Class 3              1.65%      37,751        (9,907)     --        --    27,844
AST Government and Quality Bond Portfolio Class 3              1.72%       4,285       (10,863)     --        --    (6,578)
AST Government and Quality Bond Portfolio Class 3              1.77%      39,607       (45,070)     --        --    (5,463)
AST Government and Quality Bond Portfolio Class 3              1.80%      33,103        (5,603)     --        --    27,500
AST Government and Quality Bond Portfolio Class 3              1.90%      45,512       (32,730)     --        --    12,782
AST Government and Quality Bond Portfolio Class 3              2.15%       1,322            --      --        --     1,322
AST Capital Appreciation Portfolio Class 1                     1.52%       1,840       (24,283)     --      (229)  (22,672)
AST Capital Appreciation Portfolio Class 3                     0.85%       2,203       (20,598)     --        --   (18,395)
AST Capital Appreciation Portfolio Class 3                     0.95%       4,065          (518)     --        --     3,548
AST Capital Appreciation Portfolio Class 3                     1.15%       2,552          (832)    154        --     1,874
AST Capital Appreciation Portfolio Class 3                     1.20%       1,043          (262)     --        --       781
AST Capital Appreciation Portfolio Class 3                     1.30%      24,533       (26,043)     --        --    (1,510)
AST Capital Appreciation Portfolio Class 3                     1.40%         537          (530)     --        --         7
AST Capital Appreciation Portfolio Class 3                     1.52%       6,775       (45,235)     --        --   (38,460)
AST Capital Appreciation Portfolio Class 3                     1.55%       7,099       (17,648)     --        --   (10,549)
AST Capital Appreciation Portfolio Class 3                     1.65%      48,966       (25,218)     --        --    23,748
AST Capital Appreciation Portfolio Class 3                     1.70%          --            (7)     --        --        (7)
AST Capital Appreciation Portfolio Class 3                     1.72%       1,717        (1,631)     --        --        86
AST Capital Appreciation Portfolio Class 3                     1.77%       1,023        (7,349)     --        --    (6,325)
AST Capital Appreciation Portfolio Class 3                     1.80%       7,209        (4,804)     --        --     2,405
AST Capital Appreciation Portfolio Class 3                     1.90%       4,742        (6,293)     --        --    (1,552)
AST Capital Appreciation Portfolio Class 3                     2.15%       3,332           (21)     --        --     3,311
AST Natural Resources Portfolio Class 1                        1.52%         593        (8,353)     --        --    (7,760)
AST Natural Resources Portfolio Class 3                        0.85%         520          (890)     --        --      (370)
AST Natural Resources Portfolio Class 3                        1.15%       6,329          (125)     --        --     6,204
AST Natural Resources Portfolio Class 3                        1.20%       1,387            (1)     --        --     1,386
AST Natural Resources Portfolio Class 3                        1.30%       4,089        (2,193)     --        --     1,896
AST Natural Resources Portfolio Class 3                        1.40%       1,516           (28)     --        --     1,487
AST Natural Resources Portfolio Class 3                        1.52%       6,008       (12,089)     --        --    (6,081)
AST Natural Resources Portfolio Class 3                        1.55%       6,021        (2,088)     --        --     3,933
AST Natural Resources Portfolio Class 3                        1.65%       9,938        (4,743)     --        --     5,195
AST Natural Resources Portfolio Class 3                        1.72%       1,316        (2,300)     --        --      (984)
AST Natural Resources Portfolio Class 3                        1.77%       1,306       (19,244)     --        --   (17,938)
AST Natural Resources Portfolio Class 3                        1.80%       2,819        (1,398)     --        --     1,421
AST Natural Resources Portfolio Class 3                        1.90%      12,284        (5,152)     --        --     7,132
SAST Small Company Value Portfolio Class 3                     0.85%          49        (9,073)     --        --    (9,024)
SAST Small Company Value Portfolio Class 3                     0.95%         708          (938)     --        --      (230)
SAST Small Company Value Portfolio Class 3                     1.15%          --        (1,693)    316        --    (1,376)
SAST Small Company Value Portfolio Class 3                     1.20%         849          (610)     --        --       239
SAST Small Company Value Portfolio Class 3                     1.30%      11,456       (26,221)     --        --   (14,765)
SAST Small Company Value Portfolio Class 3                     1.40%         636          (589)     --        --        47
SAST Small Company Value Portfolio Class 3                     1.52%      52,284      (121,521)     --        --   (69,237)
SAST Small Company Value Portfolio Class 3                     1.55%       7,066       (19,223)     --        --   (12,158)
SAST Small Company Value Portfolio Class 3                     1.65%      87,166       (66,649)     --        --    20,516
SAST Small Company Value Portfolio Class 3                     1.72%       2,040        (5,701)     --        --    (3,661)
SAST Small Company Value Portfolio Class 3                     1.77%       3,294       (43,823)     --        --   (40,529)
SAST Small Company Value Portfolio Class 3                     1.80%       1,955        (2,801)     --        --      (845)
SAST Small Company Value Portfolio Class 3                     1.90%       9,031       (13,564)     --        --    (4,533)
SAST Small Company Value Portfolio Class 3                     2.15%       4,140           (26)     --        --     4,114
SAST Mid-Cap Growth Portfolio Class 1                          1.52%       2,863       (27,483)     --       (73)  (24,692)
SAST Mid-Cap Growth Portfolio Class 3                          0.85%          --          (501)     --        --      (501)
SAST Mid-Cap Growth Portfolio Class 3                          0.95%       1,099        (2,190)     --        --    (1,092)
SAST Mid-Cap Growth Portfolio Class 3                          1.15%       1,059          (586)    117        --       589
SAST Mid-Cap Growth Portfolio Class 3                          1.20%         756        (1,187)     --        --      (431)
SAST Mid-Cap Growth Portfolio Class 3                          1.30%      14,910       (17,931)     --        --    (3,021)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST Mid-Cap Growth Portfolio Class 3                          1.40%         206          (532)     --      --         (326)
SAST Mid-Cap Growth Portfolio Class 3                          1.52%      20,079       (62,881)     --      --      (42,802)
SAST Mid-Cap Growth Portfolio Class 3                          1.55%       3,518       (18,137)     --      --      (14,619)
SAST Mid-Cap Growth Portfolio Class 3                          1.65%      52,434       (49,515)     --      --        2,919
SAST Mid-Cap Growth Portfolio Class 3                          1.70%          --           (14)     --      --          (14)
SAST Mid-Cap Growth Portfolio Class 3                          1.72%       1,709        (6,453)     --      --       (4,744)
SAST Mid-Cap Growth Portfolio Class 3                          1.77%       5,224        (9,153)     --      --       (3,929)
SAST Mid-Cap Growth Portfolio Class 3                          1.80%       1,182        (1,652)     --      --         (470)
SAST Mid-Cap Growth Portfolio Class 3                          1.90%       1,849        (3,520)     --      --       (1,672)
SAST Mid-Cap Growth Portfolio Class 3                          2.15%       3,540           (15)     --      --        3,525
SAST Capital Growth Portfolio Class 1                          1.52%       1,507        (6,290)     --      --       (4,783)
SAST Capital Growth Portfolio Class 3                          0.85%          26          (991)     --      --         (965)
SAST Capital Growth Portfolio Class 3                          1.52%       1,260       (26,303)     --      --      (25,043)
SAST Capital Growth Portfolio Class 3                          1.55%          --           (33)     --      --          (33)
SAST Capital Growth Portfolio Class 3                          1.65%         623          (148)     --      --          475
SAST Capital Growth Portfolio Class 3                          1.72%          20        (1,696)     --      --       (1,676)
SAST Capital Growth Portfolio Class 3                          1.77%      13,068       (18,045)     --      --       (4,977)
SAST Capital Growth Portfolio Class 3                          1.80%          15          (226)     --      --         (211)
SAST Capital Growth Portfolio Class 3                          1.90%          77        (1,251)     --      --       (1,174)
SAST Blue Chip Growth Portfolio Class 1                        1.52%       4,008       (12,048)     --      --       (8,040)
SAST Blue Chip Growth Portfolio Class 3                        0.85%          --          (893)     --      --         (893)
SAST Blue Chip Growth Portfolio Class 3                        0.95%          21          (125)     --      --         (103)
SAST Blue Chip Growth Portfolio Class 3                        1.15%       5,914          (648)     68      --        5,335
SAST Blue Chip Growth Portfolio Class 3                        1.20%          34          (238)     --      --         (203)
SAST Blue Chip Growth Portfolio Class 3                        1.30%       8,909       (11,080)     --      --       (2,171)
SAST Blue Chip Growth Portfolio Class 3                        1.40%          13          (423)     --      --         (410)
SAST Blue Chip Growth Portfolio Class 3                        1.52%      17,637       (22,628)     --      --       (4,991)
SAST Blue Chip Growth Portfolio Class 3                        1.55%       4,799       (10,232)     --      --       (5,434)
SAST Blue Chip Growth Portfolio Class 3                        1.65%       9,935        (3,444)     --      --        6,492
SAST Blue Chip Growth Portfolio Class 3                        1.72%          12        (2,476)     --      --       (2,464)
SAST Blue Chip Growth Portfolio Class 3                        1.77%       1,343       (15,361)     --      --      (14,018)
SAST Blue Chip Growth Portfolio Class 3                        1.80%       1,961          (892)     --      --        1,069
SAST Blue Chip Growth Portfolio Class 3                        1.90%       1,157        (1,675)     --      --         (518)
SAST Growth Opportunities Portfolio Class 1                    1.52%       1,302       (10,897)     --      --       (9,595)
SAST Growth Opportunities Portfolio Class 3                    0.85%          94       (10,396)     --      --      (10,302)
SAST Growth Opportunities Portfolio Class 3                    0.95%       1,062        (1,725)     --      --         (662)
SAST Growth Opportunities Portfolio Class 3                    1.15%          --          (770)    346      --         (424)
SAST Growth Opportunities Portfolio Class 3                    1.20%       1,205        (1,044)     --      --          161
SAST Growth Opportunities Portfolio Class 3                    1.30%       5,604       (21,028)     --      --      (15,424)
SAST Growth Opportunities Portfolio Class 3                    1.40%         568          (615)     --      --          (47)
SAST Growth Opportunities Portfolio Class 3                    1.52%      10,844      (131,164)     --      --     (120,319)
SAST Growth Opportunities Portfolio Class 3                    1.55%       6,599       (19,782)     --      --      (13,183)
SAST Growth Opportunities Portfolio Class 3                    1.65%       3,263        (6,067)     --      --       (2,804)
SAST Growth Opportunities Portfolio Class 3                    1.72%           8        (4,467)     --      --       (4,459)
SAST Growth Opportunities Portfolio Class 3                    1.77%      16,162       (66,701)     --      --      (50,539)
SAST Growth Opportunities Portfolio Class 3                    1.80%       1,712        (2,228)     --      --         (516)
SAST Growth Opportunities Portfolio Class 3                    1.90%       3,077       (10,824)     --      --       (7,746)
SAST Growth Opportunities Portfolio Class 3                    2.15%         242           (24)     --      --          218
SAST Technology Portfolio Class 1                              1.52%       3,765       (29,972)     --      --      (26,207)
SAST Technology Portfolio Class 3                              1.15%       1,133          (213)     --      --          920
SAST Technology Portfolio Class 3                              1.30%         236          (234)     --      --            2
SAST Technology Portfolio Class 3                              1.40%         984           (11)     --      --          972
SAST Technology Portfolio Class 3                              1.52%       9,551       (70,858)     --      --      (61,307)
SAST Technology Portfolio Class 3                              1.55%       3,407          (468)     --      --        2,939
SAST Technology Portfolio Class 3                              1.65%       7,720        (5,303)     --      --        2,417
SAST Technology Portfolio Class 3                              1.70%          --           (54)     --      --          (54)
SAST Technology Portfolio Class 3                              1.72%          86       (14,845)     --      --      (14,758)
SAST Technology Portfolio Class 3                              1.77%         144       (16,193)     --      --      (16,048)
SAST Technology Portfolio Class 3                              1.80%          --           (17)     --      --          (17)
SAST Marsico Focused Growth Portfolio Class 3                  0.85%       1,647          (371)     --      --        1,275
SAST Marsico Focused Growth Portfolio Class 3                  0.95%       2,670          (367)     --      --        2,302
SAST Marsico Focused Growth Portfolio Class 3                  1.15%         296          (585)    131      --         (159)
SAST Marsico Focused Growth Portfolio Class 3                  1.20%         853          (145)     --      --          708
SAST Marsico Focused Growth Portfolio Class 3                  1.30%       6,783        (9,077)     --      --       (2,294)
SAST Marsico Focused Growth Portfolio Class 3                  1.40%         417          (610)     --      --         (193)
SAST Marsico Focused Growth Portfolio Class 3                  1.52%      10,656       (39,151)     --      --      (28,495)
SAST Marsico Focused Growth Portfolio Class 3                  1.55%       3,580        (6,633)     --      --       (3,053)
SAST Marsico Focused Growth Portfolio Class 3                  1.65%       3,924        (5,024)     --      --       (1,100)
SAST Marsico Focused Growth Portfolio Class 3                  1.72%          13            --      --      --           13
SAST Marsico Focused Growth Portfolio Class 3                  1.77%       5,916        (7,936)     --      --       (2,020)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST Marsico Focused Growth Portfolio Class 3                  1.80%       7,209          (440)     --      --        6,770
SAST Marsico Focused Growth Portfolio Class 3                  1.90%       8,176        (4,072)     --      --        4,104
SAST Marsico Focused Growth Portfolio Class 3                  2.15%       4,138           (12)     --      --        4,125
SAST Small & Mid Cap Value Portfolio Class 3                   0.85%         626       (15,016)     --      --      (14,390)
SAST Small & Mid Cap Value Portfolio Class 3                   0.95%       1,281        (1,128)     --      --          154
SAST Small & Mid Cap Value Portfolio Class 3                   1.15%       4,044        (2,840)    347      --        1,551
SAST Small & Mid Cap Value Portfolio Class 3                   1.20%         755          (786)     --      --          (32)
SAST Small & Mid Cap Value Portfolio Class 3                   1.30%      19,830       (45,952)     --      --      (26,122)
SAST Small & Mid Cap Value Portfolio Class 3                   1.40%       1,448          (950)     --      --          498
SAST Small & Mid Cap Value Portfolio Class 3                   1.52%      23,474      (142,469)     --     (27)    (119,022)
SAST Small & Mid Cap Value Portfolio Class 3                   1.55%      29,988       (40,328)     --      --      (10,341)
SAST Small & Mid Cap Value Portfolio Class 3                   1.65%      53,532       (60,916)     --      --       (7,384)
SAST Small & Mid Cap Value Portfolio Class 3                   1.72%       2,003       (11,311)     --      --       (9,308)
SAST Small & Mid Cap Value Portfolio Class 3                   1.77%       8,985       (57,258)     --      --      (48,272)
SAST Small & Mid Cap Value Portfolio Class 3                   1.80%       6,591        (5,792)     --      --          799
SAST Small & Mid Cap Value Portfolio Class 3                   1.90%      12,679       (27,128)     --      --      (14,449)
SAST Small & Mid Cap Value Portfolio Class 3                   2.15%       3,616           (21)     --      --        3,595
SAST Foreign Value Portfolio Class 3                           0.85%       2,833       (16,322)    309      --      (13,180)
SAST Foreign Value Portfolio Class 3                           0.95%       7,912        (3,945)     --      --        3,966
SAST Foreign Value Portfolio Class 3                           1.15%       1,606        (2,009)    763      --          360
SAST Foreign Value Portfolio Class 3                           1.20%       4,367        (2,082)     --      --        2,285
SAST Foreign Value Portfolio Class 3                           1.30%      45,775       (56,667)     --      --      (10,892)
SAST Foreign Value Portfolio Class 3                           1.40%       2,844        (1,181)     --      --        1,663
SAST Foreign Value Portfolio Class 3                           1.52%      28,500      (141,860)     --      --     (113,360)
SAST Foreign Value Portfolio Class 3                           1.55%      37,546       (47,258)     --      --       (9,712)
SAST Foreign Value Portfolio Class 3                           1.65%      15,546       (19,668)     --      --       (4,122)
SAST Foreign Value Portfolio Class 3                           1.72%         734        (4,512)     --      --       (3,778)
SAST Foreign Value Portfolio Class 3                           1.77%      16,176       (47,935)     --      --      (31,759)
SAST Foreign Value Portfolio Class 3                           1.80%      12,076        (5,166)     --      --        6,910
SAST Foreign Value Portfolio Class 3                           1.90%      17,492       (21,490)     --      --       (3,998)
SAST Foreign Value Portfolio Class 3                           2.15%         870           (57)     --      --          813
SAST VCP Value Portfolio Class 3                               1.15%       8,967           (29)     --      --        8,938
SAST VCP Value Portfolio Class 3                               1.30%     138,935        (1,598)     --      --      137,337
SAST VCP Value Portfolio Class 3                               1.40%       9,358           (30)     --      --        9,328
SAST VCP Value Portfolio Class 3                               1.55%      66,808          (460)     --      --       66,348
SAST VCP Value Portfolio Class 3                               1.65%      71,640        (1,961)     --      --       69,680
SAST VCP Value Portfolio Class 3                               1.80%      14,369           (98)     --      --       14,270
SAST VCP Value Portfolio Class 3                               1.90%      20,533          (628)     --      --       19,905
SAST VCP Value Portfolio Class 3                               2.15%       4,894          (109)     --      --        4,785
SAST VCP Total Return Balanced Portfolio Class 3               1.15%       9,116           (25)     --      --        9,092
SAST VCP Total Return Balanced Portfolio Class 3               1.30%     118,773          (946)     --      --      117,827
SAST VCP Total Return Balanced Portfolio Class 3               1.40%       5,761           (15)     --      --        5,746
SAST VCP Total Return Balanced Portfolio Class 3               1.55%      62,107          (550)     --      --       61,557
SAST VCP Total Return Balanced Portfolio Class 3               1.65%      71,365        (1,979)     --      --       69,387
SAST VCP Total Return Balanced Portfolio Class 3               1.80%      14,291          (129)     --      --       14,162
SAST VCP Total Return Balanced Portfolio Class 3               1.90%      34,093          (646)     --      --       33,448
SAST VCP Total Return Balanced Portfolio Class 3               2.15%       4,985          (117)     --      --        4,868
SAST Protected Asset Allocation SAST Portfolio Class 3         1.15%      11,015           (64)     --      --       10,951
SAST Protected Asset Allocation SAST Portfolio Class 3         1.30%     225,760        (6,766)     --      --      218,994
SAST Protected Asset Allocation SAST Portfolio Class 3         1.40%       7,467           (90)     --      --        7,377
SAST Protected Asset Allocation SAST Portfolio Class 3         1.55%      55,141          (524)     --      --       54,617
SAST Protected Asset Allocation SAST Portfolio Class 3         1.65%     166,971        (5,499)     --      --      161,471
SAST Protected Asset Allocation SAST Portfolio Class 3         1.80%      14,586          (184)     --      --       14,402
SAST Protected Asset Allocation SAST Portfolio Class 3         1.90%      48,658        (1,482)     --      --       47,176
SAST Protected Asset Allocation SAST Portfolio Class 3         2.15%       5,138          (123)     --      --        5,015
SAST American Funds Growth Portfolio Class 3                   1.15%       2,118          (898)    200      --        1,419
SAST American Funds Growth Portfolio Class 3                   1.30%      27,070       (18,203)     --      --        8,867
SAST American Funds Growth Portfolio Class 3                   1.40%       3,184          (269)     --      --        2,916
SAST American Funds Growth Portfolio Class 3                   1.52%       7,289       (88,882)     --      --      (81,593)
SAST American Funds Growth Portfolio Class 3                   1.55%      32,867       (19,811)     --      --       13,056
SAST American Funds Growth Portfolio Class 3                   1.65%      14,646       (10,578)     --      --        4,068
SAST American Funds Growth Portfolio Class 3                   1.77%       2,991       (68,374)     --      --      (65,383)
SAST American Funds Growth Portfolio Class 3                   1.80%       2,725        (3,931)     --      --       (1,206)
SAST American Funds Growth Portfolio Class 3                   1.90%       8,479       (15,256)     --      --       (6,776)
SAST American Funds Growth Portfolio Class 3                   2.15%         289           (22)     --      --          267
SAST American Funds Global Growth Portfolio Class 3            1.15%       2,185        (1,842)    548      --          892
SAST American Funds Global Growth Portfolio Class 3            1.30%      22,721       (42,925)     --      --      (20,205)
SAST American Funds Global Growth Portfolio Class 3            1.40%       4,734          (871)     --      --        3,863
SAST American Funds Global Growth Portfolio Class 3            1.52%      15,940      (105,748)     --      --      (89,808)
SAST American Funds Global Growth Portfolio Class 3            1.55%      17,447       (33,386)     --      --      (15,939)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST American Funds Global Growth Portfolio Class 3            1.65%      37,907       (55,410)     --        --    (17,503)
SAST American Funds Global Growth Portfolio Class 3            1.77%      13,686       (73,893)     --        --    (60,206)
SAST American Funds Global Growth Portfolio Class 3            1.80%       4,033        (3,290)     --        --        743
SAST American Funds Global Growth Portfolio Class 3            1.90%       7,764       (14,593)     --        --     (6,829)
SAST American Funds Global Growth Portfolio Class 3            2.15%         806           (66)     --        --        739
SAST American Funds Growth-Income Portfolio Class 3            1.15%      33,309          (494)     70        --     32,886
SAST American Funds Growth-Income Portfolio Class 3            1.30%      17,122       (11,864)     --        --      5,258
SAST American Funds Growth-Income Portfolio Class 3            1.40%         288          (163)     --        --        125
SAST American Funds Growth-Income Portfolio Class 3            1.52%       3,995      (138,819)     --        --   (134,824)
SAST American Funds Growth-Income Portfolio Class 3            1.55%       8,598       (10,642)     --        --     (2,043)
SAST American Funds Growth-Income Portfolio Class 3            1.65%      10,849       (12,249)     --        --     (1,400)
SAST American Funds Growth-Income Portfolio Class 3            1.77%       8,493       (80,641)     --        --    (72,148)
SAST American Funds Growth-Income Portfolio Class 3            1.80%      10,787        (5,610)     --        --      5,177
SAST American Funds Growth-Income Portfolio Class 3            1.90%       9,657       (16,735)     --        --     (7,078)
SAST American Funds Growth-Income Portfolio Class 3            2.15%         301           (27)     --        --        274
SAST American Funds Asset Allocation Portfolio Class 3         1.15%       5,916        (1,148)     --        --      4,769
SAST American Funds Asset Allocation Portfolio Class 3         1.30%      50,599        (3,385)     --        --     47,215
SAST American Funds Asset Allocation Portfolio Class 3         1.52%      40,493      (103,000)     --        --    (62,507)
SAST American Funds Asset Allocation Portfolio Class 3         1.55%      18,875        (9,464)     --        --      9,411
SAST American Funds Asset Allocation Portfolio Class 3         1.65%      12,555       (18,356)     --        --     (5,801)
SAST American Funds Asset Allocation Portfolio Class 3         1.77%       5,886        (6,587)     --        --       (701)
SAST American Funds Asset Allocation Portfolio Class 3         1.80%       2,787        (1,642)     --        --      1,145
SAST American Funds Asset Allocation Portfolio Class 3         1.90%       5,773        (1,379)     --        --      4,394
SAST Cash Management Portfolio Class 1                         1.52%      60,346       (65,405)     --       (87)    (5,146)
SAST Cash Management Portfolio Class 3                         0.85%       8,814        (2,523)     --        --      6,291
SAST Cash Management Portfolio Class 3                         0.95%          --            --      --        --         --
SAST Cash Management Portfolio Class 3                         1.15%          --          (480)     --        --       (480)
SAST Cash Management Portfolio Class 3                         1.30%      28,933       (17,694)     --        --     11,238
SAST Cash Management Portfolio Class 3                         1.52%      83,510      (137,395)     --        --    (53,885)
SAST Cash Management Portfolio Class 3                         1.55%      31,866       (28,047)     --        --      3,818
SAST Cash Management Portfolio Class 3                         1.65%      92,290       (40,708)     --        --     51,583
SAST Cash Management Portfolio Class 3                         1.72%       2,300        (2,916)     --        --       (616)
SAST Cash Management Portfolio Class 3                         1.77%      42,994       (37,517)     --        --      5,477
SAST Cash Management Portfolio Class 3                         1.80%      82,315       (65,390)     --        --     16,925
SAST Cash Management Portfolio Class 3                         1.90%      95,273          (759)     --        --     94,515
SAST Corporate Bond Portfolio Class 1                          1.52%       8,319       (25,233)     --    (2,131)   (19,045)
SAST Corporate Bond Portfolio Class 3                          0.85%       8,648       (15,794)     --        --     (7,146)
SAST Corporate Bond Portfolio Class 3                          0.95%       8,304          (263)     --        --      8,041
SAST Corporate Bond Portfolio Class 3                          1.15%       4,264          (849)    241        --      3,656
SAST Corporate Bond Portfolio Class 3                          1.20%       3,200          (125)     --        --      3,075
SAST Corporate Bond Portfolio Class 3                          1.30%      93,489       (24,793)     --        --     68,696
SAST Corporate Bond Portfolio Class 3                          1.40%       2,978          (227)     --        --      2,751
SAST Corporate Bond Portfolio Class 3                          1.52%      64,094       (81,910)     --        --    (17,815)
SAST Corporate Bond Portfolio Class 3                          1.55%     141,293       (18,212)     --        --    123,081
SAST Corporate Bond Portfolio Class 3                          1.65%      57,519        (9,081)     --        --     48,439
SAST Corporate Bond Portfolio Class 3                          1.72%       2,418        (5,662)     --        --     (3,244)
SAST Corporate Bond Portfolio Class 3                          1.77%      33,078       (29,255)     --        --      3,823
SAST Corporate Bond Portfolio Class 3                          1.80%      25,901        (2,261)     --        --     23,640
SAST Corporate Bond Portfolio Class 3                          1.90%      24,809        (8,461)     --        --     16,348
SAST Corporate Bond Portfolio Class 3                          2.15%       1,606            (4)     --        --      1,602
SAST Global Bond Portfolio Class 1                             1.52%       6,425       (15,411)     --      (942)    (9,928)
SAST Global Bond Portfolio Class 3                             0.85%       5,523        (4,401)     --        --      1,121
SAST Global Bond Portfolio Class 3                             0.95%       3,197           (81)     --        --      3,115
SAST Global Bond Portfolio Class 3                             1.15%      12,597          (524)     --        --     12,072
SAST Global Bond Portfolio Class 3                             1.20%       1,124           (60)     --        --      1,065
SAST Global Bond Portfolio Class 3                             1.30%      62,068        (9,254)     --        --     52,814
SAST Global Bond Portfolio Class 3                             1.40%       5,118          (159)     --        --      4,959
SAST Global Bond Portfolio Class 3                             1.52%      30,202       (26,596)     --        --      3,606
SAST Global Bond Portfolio Class 3                             1.55%     102,618       (11,313)     --        --     91,305
SAST Global Bond Portfolio Class 3                             1.65%      65,635        (9,316)     --        --     56,319
SAST Global Bond Portfolio Class 3                             1.72%         473          (658)     --        --       (186)
SAST Global Bond Portfolio Class 3                             1.77%      15,511       (14,825)     --        --        686
SAST Global Bond Portfolio Class 3                             1.80%      29,217        (1,610)     --        --     27,607
SAST Global Bond Portfolio Class 3                             1.90%      10,227        (2,462)     --        --      7,765
SAST Global Bond Portfolio Class 3                             2.15%       1,175            (5)     --        --      1,170
SAST High-Yield Bond Portfolio Class 1                         1.52%      41,227       (44,885)     --      (126)    (3,784)
SAST High-Yield Bond Portfolio Class 3                         0.85%       2,015        (5,211)     --        --     (3,196)
SAST High-Yield Bond Portfolio Class 3                         0.95%       1,722           (34)     --        --      1,688
SAST High-Yield Bond Portfolio Class 3                         1.15%       3,256          (168)     --        --      3,088
SAST High-Yield Bond Portfolio Class 3                         1.20%         577           (40)     --        --        537

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST High-Yield Bond Portfolio Class 3                         1.30%      18,388       (9,030)      --        --     9,358
SAST High-Yield Bond Portfolio Class 3                         1.40%         152          (23)      --        --       129
SAST High-Yield Bond Portfolio Class 3                         1.52%       5,213      (13,526)      --        --    (8,313)
SAST High-Yield Bond Portfolio Class 3                         1.55%      49,668      (10,304)      --        --    39,365
SAST High-Yield Bond Portfolio Class 3                         1.65%      11,517       (2,112)      --        --     9,405
SAST High-Yield Bond Portfolio Class 3                         1.72%         171         (820)      --        --      (649)
SAST High-Yield Bond Portfolio Class 3                         1.77%       6,391       (4,927)      --        --     1,464
SAST High-Yield Bond Portfolio Class 3                         1.80%       7,139       (1,550)      --        --     5,589
SAST High-Yield Bond Portfolio Class 3                         1.90%       3,221       (1,412)      --        --     1,809
SAST High-Yield Bond Portfolio Class 3                         2.15%         286           --       --        --       286
AST Asset Allocation Portfolio Class 1                         1.52%       5,164      (18,829)      --       (76)  (13,741)
AST Asset Allocation Portfolio Class 3                         0.85%         291          (15)      --        --       276
AST Asset Allocation Portfolio Class 3                         0.95%          33         (189)      --        --      (156)
AST Asset Allocation Portfolio Class 3                         1.15%          --          (32)      --        --       (32)
AST Asset Allocation Portfolio Class 3                         1.20%          33          (22)      --        --        11
AST Asset Allocation Portfolio Class 3                         1.30%           2          (24)      --        --       (21)
AST Asset Allocation Portfolio Class 3                         1.52%       2,779      (12,316)      --        --    (9,536)
AST Asset Allocation Portfolio Class 3                         1.55%       5,606       (2,097)      --        --     3,510
AST Asset Allocation Portfolio Class 3                         1.65%       4,340       (4,575)      --        --      (234)
AST Asset Allocation Portfolio Class 3                         1.72%          --       (3,408)      --        --    (3,408)
AST Asset Allocation Portfolio Class 3                         1.77%           1          (16)      --        --       (15)
AST Asset Allocation Portfolio Class 3                         1.80%       4,793       (1,163)      --        --     3,630
AST Asset Allocation Portfolio Class 3                         1.90%         445         (824)      --        --      (378)
SAST Growth-Income Portfolio Class 1                           1.52%       6,470      (31,341)      --      (115)  (24,986)
SAST Growth-Income Portfolio Class 3                           0.85%       5,194       (1,032)     229        --     4,392
SAST Growth-Income Portfolio Class 3                           0.95%       7,959       (1,143)      --        --     6,816
SAST Growth-Income Portfolio Class 3                           1.15%       1,013         (675)     207        --       545
SAST Growth-Income Portfolio Class 3                           1.20%       2,785         (827)      --        --     1,959
SAST Growth-Income Portfolio Class 3                           1.30%      17,944      (23,099)      --        --    (5,155)
SAST Growth-Income Portfolio Class 3                           1.40%       1,433         (340)      --        --     1,093
SAST Growth-Income Portfolio Class 3                           1.52%      12,544       (4,810)      --        --     7,734
SAST Growth-Income Portfolio Class 3                           1.55%      25,210      (29,262)      --        --    (4,052)
SAST Growth-Income Portfolio Class 3                           1.65%      17,379      (16,145)      --        --     1,234
SAST Growth-Income Portfolio Class 3                           1.72%         484         (128)      --        --       356
SAST Growth-Income Portfolio Class 3                           1.77%       5,482       (1,030)      --        --     4,452
SAST Growth-Income Portfolio Class 3                           1.80%      15,779       (5,565)      --        --    10,214
SAST Growth-Income Portfolio Class 3                           1.90%       8,987       (8,421)      --        --       566
SAST Growth-Income Portfolio Class 3                           2.15%         734          (50)      --        --       685
SAST Global Equities Portfolio Class 1                         1.52%       3,009      (16,249)      --       (28)  (13,269)
SAST Global Equities Portfolio Class 3                         1.15%       3,881         (292)      --        --     3,589
SAST Global Equities Portfolio Class 3                         1.30%       1,715       (1,268)      --        --       447
SAST Global Equities Portfolio Class 3                         1.40%          --          (36)      --        --       (36)
SAST Global Equities Portfolio Class 3                         1.52%         887       (5,660)      --        --    (4,773)
SAST Global Equities Portfolio Class 3                         1.55%         927       (3,726)      --        --    (2,799)
SAST Global Equities Portfolio Class 3                         1.65%       1,497       (2,209)      --        --      (712)
SAST Global Equities Portfolio Class 3                         1.70%          --         (386)      --        --      (386)
SAST Global Equities Portfolio Class 3                         1.72%         156         (326)      --        --      (170)
SAST Global Equities Portfolio Class 3                         1.77%          69       (1,331)      --        --    (1,261)
SAST Global Equities Portfolio Class 3                         1.80%          --         (106)      --        --      (106)
SAST Global Equities Portfolio Class 3                         1.90%       3,779         (812)      --        --     2,967
SAST Alliance Growth Portfolio Class 1                         1.52%       2,572      (41,137)      --    (1,023)  (39,588)
SAST Alliance Growth Portfolio Class 3                         0.85%          49       (1,297)      --        --    (1,248)
SAST Alliance Growth Portfolio Class 3                         1.15%       2,096         (611)      --        --     1,485
SAST Alliance Growth Portfolio Class 3                         1.30%       2,234       (1,055)      --        --     1,179
SAST Alliance Growth Portfolio Class 3                         1.52%         758      (32,774)      --        --   (32,015)
SAST Alliance Growth Portfolio Class 3                         1.55%       2,486       (2,088)      --        --       398
SAST Alliance Growth Portfolio Class 3                         1.65%      14,271         (392)      --        --    13,879
SAST Alliance Growth Portfolio Class 3                         1.70%          15           --       --        --        15
SAST Alliance Growth Portfolio Class 3                         1.72%           3       (2,575)      --        --    (2,572)
SAST Alliance Growth Portfolio Class 3                         1.77%         336       (1,733)      --        --    (1,397)
SAST Alliance Growth Portfolio Class 3                         1.80%       7,904         (830)      --        --     7,074
SAST Alliance Growth Portfolio Class 3                         1.90%       1,968       (7,224)      --        --    (5,256)
SAST MFS Massachusetts Investors Trust Portfolio Class 1       1.52%         731      (18,931)      --       (72)  (18,272)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       0.85%       3,835       (6,512)     139        --    (2,538)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       0.95%       9,685       (2,369)      --        --     7,316
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.15%           2       (1,072)     374        --      (696)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.20%       8,103       (1,332)      --        --     6,771
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.30%      22,025      (35,170)      --        --   (13,144)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.40%       1,331         (683)      --        --       648
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.52%       5,389      (41,285)      --        --   (35,896)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.55%       15,434      (29,918)     --       --     (14,483)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.65%        5,633       (9,745)     --       --      (4,112)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.72%        3,738         (705)     --       --       3,034
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.77%        3,602      (17,820)     --       --     (14,218)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.80%       14,995       (5,880)     --       --       9,115
SAST MFS Massachusetts Investors Trust Portfolio Class 3       1.90%        8,101      (11,921)     --       --      (3,820)
SAST MFS Massachusetts Investors Trust Portfolio Class 3       2.15%        4,504          (51)     --       --       4,453
SAST Fundamental Growth Portfolio Class 1                      1.52%        1,749      (15,434)     --      (83)    (13,768)
SAST Fundamental Growth Portfolio Class 3                      0.85%           --       (1,846)     --       --      (1,846)
SAST Fundamental Growth Portfolio Class 3                      1.30%           36       (2,852)     --       --      (2,816)
SAST Fundamental Growth Portfolio Class 3                      1.40%           --         (580)     --       --        (580)
SAST Fundamental Growth Portfolio Class 3                      1.52%          119      (23,855)     --       --     (23,736)
SAST Fundamental Growth Portfolio Class 3                      1.55%           --         (984)     --       --        (984)
SAST Fundamental Growth Portfolio Class 3                      1.65%           --         (359)     --       --        (359)
SAST Fundamental Growth Portfolio Class 3                      1.72%            1       (1,577)     --       --      (1,576)
SAST Fundamental Growth Portfolio Class 3                      1.77%          105      (11,235)     --       --     (11,131)
SAST Fundamental Growth Portfolio Class 3                      1.80%          134         (106)     --       --          28
SAST Fundamental Growth Portfolio Class 3                      1.90%            2       (3,599)     --       --      (3,597)
SAST Dynamic Allocation Portfolio Class 3                      0.95%      130,859       (3,391)     --       --     127,469
SAST Dynamic Allocation Portfolio Class 3                      1.15%      687,402      (22,271)     --       --     665,132
SAST Dynamic Allocation Portfolio Class 3                      1.20%       47,693       (1,258)     --       --      46,435
SAST Dynamic Allocation Portfolio Class 3                      1.30%    7,075,952     (345,811)     --       --   6,730,141
SAST Dynamic Allocation Portfolio Class 3                      1.40%      308,736       (5,786)     --       --     302,950
SAST Dynamic Allocation Portfolio Class 3                      1.52%      285,838       (5,993)     --       --     279,845
SAST Dynamic Allocation Portfolio Class 3                      1.55%    6,485,343     (216,035)     --       --   6,269,309
SAST Dynamic Allocation Portfolio Class 3                      1.65%    3,997,292     (277,106)     --       --   3,720,186
SAST Dynamic Allocation Portfolio Class 3                      1.77%      129,478       (7,078)     --       --     122,400
SAST Dynamic Allocation Portfolio Class 3                      1.80%    1,075,543      (32,217)     --       --   1,043,327
SAST Dynamic Allocation Portfolio Class 3                      1.90%    2,489,569     (122,562)     --       --   2,367,007
SAST Dynamic Allocation Portfolio Class 3                      2.15%      271,264      (12,252)     --       --     259,012
SAST International Diversified Equities Portfolio Class 1      1.52%        5,457      (18,385)     --      (35)    (12,962)
SAST International Diversified Equities Portfolio Class 3      0.85%        1,288         (711)     --       --         577
SAST International Diversified Equities Portfolio Class 3      0.95%        2,428         (158)     --       --       2,270
SAST International Diversified Equities Portfolio Class 3      1.15%        3,825         (377)     --       --       3,448
SAST International Diversified Equities Portfolio Class 3      1.20%        1,179         (135)     --       --       1,045
SAST International Diversified Equities Portfolio Class 3      1.30%        5,079       (1,991)     --       --       3,088
SAST International Diversified Equities Portfolio Class 3      1.40%        1,168          (38)     --       --       1,130
SAST International Diversified Equities Portfolio Class 3      1.52%       29,265     (102,149)     --       --     (72,884)
SAST International Diversified Equities Portfolio Class 3      1.55%        5,094       (1,035)     --       --       4,058
SAST International Diversified Equities Portfolio Class 3      1.65%        4,946       (3,988)     --       --         957
SAST International Diversified Equities Portfolio Class 3      1.72%        1,441       (4,397)     --       --      (2,957)
SAST International Diversified Equities Portfolio Class 3      1.77%        5,178      (17,763)     --       --     (12,584)
SAST International Diversified Equities Portfolio Class 3      1.80%          115          (55)     --       --          59
SAST International Diversified Equities Portfolio Class 3      1.90%        4,583       (2,013)     --       --       2,570
SAST International Diversified Equities Portfolio Class 3      2.15%        5,490          (16)     --       --       5,474
SAST Davis Venture Value Portfolio Class 1                     1.52%        2,781      (39,219)     --     (823)    (37,261)
SAST Davis Venture Value Portfolio Class 3                     0.85%        1,032      (10,468)     --       --      (9,435)
SAST Davis Venture Value Portfolio Class 3                     0.95%        3,640         (738)     --       --       2,902
SAST Davis Venture Value Portfolio Class 3                     1.15%        1,922       (1,606)    287       --         604
SAST Davis Venture Value Portfolio Class 3                     1.20%        1,313         (522)     --       --         791
SAST Davis Venture Value Portfolio Class 3                     1.30%       31,805      (44,168)     --       --     (12,363)
SAST Davis Venture Value Portfolio Class 3                     1.40%        3,895         (702)     --       --       3,193
SAST Davis Venture Value Portfolio Class 3                     1.52%        4,698      (87,747)     --       --     (83,049)
SAST Davis Venture Value Portfolio Class 3                     1.55%       20,672      (32,490)     --       --     (11,818)
SAST Davis Venture Value Portfolio Class 3                     1.65%       10,868      (15,423)     --       --      (4,555)
SAST Davis Venture Value Portfolio Class 3                     1.72%          139      (11,506)     --       --     (11,367)
SAST Davis Venture Value Portfolio Class 3                     1.77%        2,008      (16,919)     --       --     (14,911)
SAST Davis Venture Value Portfolio Class 3                     1.80%        5,289       (3,830)     --       --       1,458
SAST Davis Venture Value Portfolio Class 3                     1.90%        8,337      (19,536)     --       --     (11,200)
SAST Davis Venture Value Portfolio Class 3                     2.15%          605          (46)     --       --         559
SAST MFS Total Return Portfolio Class 1                        1.52%        5,931      (25,310)     --     (317)    (19,696)
SAST MFS Total Return Portfolio Class 3                        0.85%        5,751      (13,766)     74       --      (7,940)
SAST MFS Total Return Portfolio Class 3                        0.95%        1,351       (1,085)     --       --         266
SAST MFS Total Return Portfolio Class 3                        1.15%        3,248       (1,351)     --       --       1,897
SAST MFS Total Return Portfolio Class 3                        1.20%          679         (392)     --       --         288
SAST MFS Total Return Portfolio Class 3                        1.30%        1,652       (2,496)     --       --        (844)
SAST MFS Total Return Portfolio Class 3                        1.52%        3,825      (32,549)     --       --     (28,723)
SAST MFS Total Return Portfolio Class 3                        1.55%       10,699       (6,351)     --       --       4,348
SAST MFS Total Return Portfolio Class 3                        1.65%           57         (271)     --       --        (214)
SAST MFS Total Return Portfolio Class 3                        1.72%           51       (7,952)     --       --      (7,902)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST MFS Total Return Portfolio Class 3                        1.77%       4,112        (3,173)     --       --        939
SAST MFS Total Return Portfolio Class 3                        1.80%       7,670        (2,716)     --       --      4,954
SAST MFS Total Return Portfolio Class 3                        1.90%          24        (8,042)     --       --     (8,018)
SAST Total Return Bond Portfolio Class 1                       1.52%       6,030       (16,046)     --     (795)   (10,812)
SAST Total Return Bond Portfolio Class 3                       0.85%       7,940       (10,491)    252       --     (2,299)
SAST Total Return Bond Portfolio Class 3                       0.95%      15,832          (692)     --       --     15,140
SAST Total Return Bond Portfolio Class 3                       1.15%       7,401        (7,551)    472       --        322
SAST Total Return Bond Portfolio Class 3                       1.20%      14,162        (3,554)     --       --     10,608
SAST Total Return Bond Portfolio Class 3                       1.30%     238,015       (79,266)     --       --    158,749
SAST Total Return Bond Portfolio Class 3                       1.40%       7,275          (425)     --       --      6,850
SAST Total Return Bond Portfolio Class 3                       1.52%      77,790       (93,725)     --      (23)   (15,958)
SAST Total Return Bond Portfolio Class 3                       1.55%     355,100       (50,666)     --       --    304,434
SAST Total Return Bond Portfolio Class 3                       1.65%     173,302       (95,411)     --       --     77,891
SAST Total Return Bond Portfolio Class 3                       1.72%       2,179          (323)     --       --      1,856
SAST Total Return Bond Portfolio Class 3                       1.77%      49,604       (55,103)     --       --     (5,499)
SAST Total Return Bond Portfolio Class 3                       1.80%      66,381       (12,247)     --       --     54,134
SAST Total Return Bond Portfolio Class 3                       1.90%      70,750       (21,138)     --       --     49,612
SAST Total Return Bond Portfolio Class 3                       2.15%       3,654           (13)     --       --      3,641
SAST Telecom Utility Portfolio Class 1                         1.52%         551        (8,071)     --      (24)    (7,544)
SAST Telecom Utility Portfolio Class 3                         0.85%          --           (19)     --       --        (19)
SAST Telecom Utility Portfolio Class 3                         0.95%         636          (117)     --       --        519
SAST Telecom Utility Portfolio Class 3                         1.15%       3,923           (17)     --       --      3,905
SAST Telecom Utility Portfolio Class 3                         1.20%       1,841            (2)     --       --      1,840
SAST Telecom Utility Portfolio Class 3                         1.30%         330          (652)     --       --       (322)
SAST Telecom Utility Portfolio Class 3                         1.52%       1,933        (2,629)     --       --       (696)
SAST Telecom Utility Portfolio Class 3                         1.55%         408          (743)     --       --       (336)
SAST Telecom Utility Portfolio Class 3                         1.65%       5,546        (1,033)     --       --      4,513
SAST Telecom Utility Portfolio Class 3                         1.77%       4,277        (2,094)     --       --      2,184
SAST Telecom Utility Portfolio Class 3                         1.80%         321           (73)     --       --        248
SAST Telecom Utility Portfolio Class 3                         1.90%         839          (194)     --       --        645
SAST Equity Opportunities Portfolio Class 1                    1.52%       1,334       (14,408)     --     (188)   (13,262)
SAST Equity Opportunities Portfolio Class 3                    0.85%       1,956          (296)     --       --      1,660
SAST Equity Opportunities Portfolio Class 3                    0.95%       3,162          (229)     --       --      2,933
SAST Equity Opportunities Portfolio Class 3                    1.15%          --          (508)     --       --       (508)
SAST Equity Opportunities Portfolio Class 3                    1.20%         991          (113)     --       --        877
SAST Equity Opportunities Portfolio Class 3                    1.30%       8,578        (2,155)     --       --      6,422
SAST Equity Opportunities Portfolio Class 3                    1.40%          65          (338)     --       --       (273)
SAST Equity Opportunities Portfolio Class 3                    1.52%       6,172       (10,485)     --       --     (4,312)
SAST Equity Opportunities Portfolio Class 3                    1.55%       3,271        (1,023)     --       --      2,248
SAST Equity Opportunities Portfolio Class 3                    1.65%       2,136        (1,817)     --       --        319
SAST Equity Opportunities Portfolio Class 3                    1.72%           5          (277)     --       --       (272)
SAST Equity Opportunities Portfolio Class 3                    1.77%       4,270          (477)     --       --      3,793
SAST Equity Opportunities Portfolio Class 3                    1.80%         642          (152)     --       --        490
SAST Equity Opportunities Portfolio Class 3                    1.90%       4,259        (1,839)     --       --      2,421
SAST Equity Opportunities Portfolio Class 3                    2.15%       8,765           (25)     --       --      8,740
SAST Aggressive Growth Portfolio Class 1                       1.52%       2,193       (13,479)     --     (178)   (11,463)
SAST Aggressive Growth Portfolio Class 3                       0.85%          10          (123)    123       --         10
SAST Aggressive Growth Portfolio Class 3                       1.15%       2,587          (725)     --       --      1,862
SAST Aggressive Growth Portfolio Class 3                       1.30%       7,756        (8,736)     --       --       (980)
SAST Aggressive Growth Portfolio Class 3                       1.40%       4,976          (252)     --       --      4,724
SAST Aggressive Growth Portfolio Class 3                       1.52%      74,314       (28,579)     --       --     45,735
SAST Aggressive Growth Portfolio Class 3                       1.55%       1,361        (1,419)     --       --        (58)
SAST Aggressive Growth Portfolio Class 3                       1.65%      90,188       (61,798)     --       --     28,389
SAST Aggressive Growth Portfolio Class 3                       1.72%       1,469        (2,134)     --       --       (665)
SAST Aggressive Growth Portfolio Class 3                       1.77%          --          (591)     --       --       (591)
SAST Aggressive Growth Portfolio Class 3                       1.80%       4,107            --      --       --      4,107
SAST Aggressive Growth Portfolio Class 3                       1.90%       9,090        (4,088)     --       --      5,002
SAST International Growth and Income Portfolio Class 1         1.52%       5,386       (22,041)     --     (268)   (16,923)
SAST International Growth and Income Portfolio Class 3         0.85%       1,115       (11,876)     --       --    (10,761)
SAST International Growth and Income Portfolio Class 3         1.30%         170           (60)     --       --        111
SAST International Growth and Income Portfolio Class 3         1.40%       1,286            (6)     --       --      1,280
SAST International Growth and Income Portfolio Class 3         1.52%      18,932      (107,415)     --       --    (88,484)
SAST International Growth and Income Portfolio Class 3         1.55%       1,080        (1,172)     --       --        (93)
SAST International Growth and Income Portfolio Class 3         1.65%       9,119       (13,834)     --       --     (4,714)
SAST International Growth and Income Portfolio Class 3         1.72%         623        (6,487)     --       --     (5,863)
SAST International Growth and Income Portfolio Class 3         1.77%       7,146       (41,997)     --       --    (34,851)
SAST International Growth and Income Portfolio Class 3         1.80%          42          (133)     --       --        (92)
SAST International Growth and Income Portfolio Class 3         1.90%       3,289        (9,379)     --       --     (6,089)
SAST Emerging Markets Portfolio Class 1                        1.52%       2,775       (15,230)     --     (196)   (12,652)
SAST Emerging Markets Portfolio Class 3                        0.85%         899        (3,193)     --       --     (2,295)

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SAST Emerging Markets Portfolio Class 3                        0.95%          770          (23)     --       --         747
SAST Emerging Markets Portfolio Class 3                        1.15%        4,524         (226)    123       --       4,421
SAST Emerging Markets Portfolio Class 3                        1.20%          413          (12)     --       --         401
SAST Emerging Markets Portfolio Class 3                        1.30%       16,100       (5,949)     --       --      10,151
SAST Emerging Markets Portfolio Class 3                        1.40%        1,906          (19)     --       --       1,887
SAST Emerging Markets Portfolio Class 3                        1.52%       36,203      (38,564)     --       --      (2,361)
SAST Emerging Markets Portfolio Class 3                        1.55%       11,845       (1,046)     --       --      10,799
SAST Emerging Markets Portfolio Class 3                        1.65%       11,095       (5,765)     --       --       5,330
SAST Emerging Markets Portfolio Class 3                        1.72%        3,024      (13,516)     --       --     (10,492)
SAST Emerging Markets Portfolio Class 3                        1.77%       18,569      (18,024)     --       --         545
SAST Emerging Markets Portfolio Class 3                        1.80%        1,833         (123)     --       --       1,710
SAST Emerging Markets Portfolio Class 3                        1.90%       11,635       (2,363)     --       --       9,272
SAST Emerging Markets Portfolio Class 3                        2.15%          175           (3)     --       --         172
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.15%      268,856       (2,098)     --       --     266,759
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.30%    4,512,958     (103,778)     --       --   4,409,180
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.40%      284,460       (2,946)     --       --     281,515
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.52%      374,194       (6,015)     --       --     368,179
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.55%    2,490,154      (63,751)     --       --   2,426,403
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.65%    2,684,183      (77,686)     --       --   2,606,497
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.77%      115,508       (6,990)     --       --     108,518
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.80%      866,047      (19,230)     --       --     846,817
SAST SunAmerica Dynamic Strategy Portfolio Class 3             1.90%    1,639,628      (51,330)     --       --   1,588,298
SAST SunAmerica Dynamic Strategy Portfolio Class 3             2.15%      190,305       (6,407)     --       --     183,898
SAST Real Estate Portfolio Class 1                             1.52%        1,195      (12,933)     --       (9)    (11,747)
SAST Real Estate Portfolio Class 3                             0.85%        1,260       (2,530)     --       --      (1,270)
SAST Real Estate Portfolio Class 3                             0.95%          504          (27)     --       --         477
SAST Real Estate Portfolio Class 3                             1.15%        3,324         (391)    311       --       3,244
SAST Real Estate Portfolio Class 3                             1.20%        1,399          (19)     --       --       1,380
SAST Real Estate Portfolio Class 3                             1.30%       39,275       (9,615)     --       --      29,660
SAST Real Estate Portfolio Class 3                             1.40%        4,192         (121)     --       --       4,071
SAST Real Estate Portfolio Class 3                             1.52%       32,843      (37,159)     --       --      (4,316)
SAST Real Estate Portfolio Class 3                             1.55%       41,516       (9,225)     --       --      32,291
SAST Real Estate Portfolio Class 3                             1.65%       13,721       (4,652)     --       --       9,068
SAST Real Estate Portfolio Class 3                             1.72%        3,301       (2,750)     --       --         550
SAST Real Estate Portfolio Class 3                             1.77%       17,448      (17,422)     --       --          26
SAST Real Estate Portfolio Class 3                             1.80%        7,597         (426)     --       --       7,171
SAST Real Estate Portfolio Class 3                             1.90%       22,330       (7,637)     --       --      14,692
SAST Real Estate Portfolio Class 3                             2.15%          643           --      --       --         643
SAST Dogs of Wall Street Portfolio Class 1                     1.52%        7,889      (18,081)     --     (103)    (10,295)
SAST Dogs of Wall Street Portfolio Class 3                     0.85%        1,541         (388)     --       --       1,153
SAST Dogs of Wall Street Portfolio Class 3                     0.95%        2,164         (234)     --       --       1,929
SAST Dogs of Wall Street Portfolio Class 3                     1.15%           --         (319)     --       --        (319)
SAST Dogs of Wall Street Portfolio Class 3                     1.20%          776         (102)     --       --         674
SAST Dogs of Wall Street Portfolio Class 3                     1.30%       10,599       (5,041)     --       --       5,558
SAST Dogs of Wall Street Portfolio Class 3                     1.40%          854         (388)     --       --         466
SAST Dogs of Wall Street Portfolio Class 3                     1.52%       12,976      (14,737)     --       --      (1,760)
SAST Dogs of Wall Street Portfolio Class 3                     1.55%        5,976       (5,206)     --       --         770
SAST Dogs of Wall Street Portfolio Class 3                     1.65%       10,328       (2,568)     --       --       7,760
SAST Dogs of Wall Street Portfolio Class 3                     1.72%            6         (132)     --       --        (126)
SAST Dogs of Wall Street Portfolio Class 3                     1.77%       12,522       (5,089)     --       --       7,433
SAST Dogs of Wall Street Portfolio Class 3                     1.80%        4,093       (2,582)     --       --       1,510
SAST Dogs of Wall Street Portfolio Class 3                     1.90%        7,285       (8,765)     --       --      (1,481)
SAST Dogs of Wall Street Portfolio Class 3                     2.15%          357          (28)     --       --         329
SAST Balanced Portfolio Class 1                                1.52%       16,828      (23,782)     --     (250)     (7,204)
SAST Balanced Portfolio Class 3                                0.85%        1,263          (96)     70       --       1,237
SAST Balanced Portfolio Class 3                                0.95%            4         (300)     --       --        (296)
SAST Balanced Portfolio Class 3                                1.15%       13,437       (5,641)     --       --       7,797
SAST Balanced Portfolio Class 3                                1.20%           32       (1,398)     --       --      (1,365)
SAST Balanced Portfolio Class 3                                1.30%        4,715       (2,558)     --       --       2,157
SAST Balanced Portfolio Class 3                                1.52%        2,486       (4,774)     --       --      (2,288)
SAST Balanced Portfolio Class 3                                1.55%       40,605      (28,815)     --       --      11,790
SAST Balanced Portfolio Class 3                                1.65%        3,262         (404)     --       --       2,858
SAST Balanced Portfolio Class 3                                1.72%           --         (100)     --       --        (100)
SAST Balanced Portfolio Class 3                                1.77%        6,671       (3,397)     --       --       3,274
SAST Balanced Portfolio Class 3                                1.80%       18,621       (6,522)     --       --      12,099
SAST Balanced Portfolio Class 3                                1.90%        1,124       (1,451)     --       --        (327)
SST Allocation Balanced Portfolio Class 3                      1.30%       36,121      (10,586)     --       --      25,535
SST Allocation Balanced Portfolio Class 3                      1.40%        2,910       (2,899)     --       --          10
SST Allocation Balanced Portfolio Class 3                      1.52%          115         (589)     --       --        (474)
SST Allocation Balanced Portfolio Class 3                      1.55%      108,113      (36,627)     --       --      71,486

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                             Contracts
                                                              with a
                                                               Total                Accumulation Annuity Annuity     Net
                                                              Expense  Accumulation    Units      Units   Units    Increase
Sub-accounts                                                    of     Units Issued   Redeemed   Issued  Redeemed (Decrease)
------------                                                 --------- ------------ ------------ ------- -------- ----------
SST Allocation Balanced Portfolio Class 3                      1.65%      29,918      (23,193)      --      --       6,725
SST Allocation Balanced Portfolio Class 3                      1.77%       4,530       (5,670)      --      --      (1,140)
SST Allocation Balanced Portfolio Class 3                      1.80%      66,257       (4,354)      --      --      61,903
SST Allocation Balanced Portfolio Class 3                      1.90%         637         (753)      --      --        (116)
SST Allocation Moderate Portfolio Class 3                      1.30%      37,005      (10,717)      --      --      26,288
SST Allocation Moderate Portfolio Class 3                      1.52%       1,238       (8,032)      --      --      (6,794)
SST Allocation Moderate Portfolio Class 3                      1.55%      69,074       (9,621)      --      --      59,454
SST Allocation Moderate Portfolio Class 3                      1.65%      29,166       (8,963)      --      --      20,204
SST Allocation Moderate Portfolio Class 3                      1.77%         716          (30)      --      --         686
SST Allocation Moderate Portfolio Class 3                      1.80%      10,342       (4,499)      --      --       5,844
SST Allocation Moderate Portfolio Class 3                      1.90%       9,727       (3,860)      --      --       5,867
SST Allocation Moderate Portfolio Class 3                      2.15%      14,082           --       --      --      14,082
SST Allocation Moderate Growth Portfolio Class 3               1.15%       1,734         (251)      --      --       1,483
SST Allocation Moderate Growth Portfolio Class 3               1.30%       4,383       (2,915)      --      --       1,468
SST Allocation Moderate Growth Portfolio Class 3               1.40%      14,564         (343)      --      --      14,221
SST Allocation Moderate Growth Portfolio Class 3               1.52%       3,318       (3,916)      --      --        (598)
SST Allocation Moderate Growth Portfolio Class 3               1.55%      27,344       (3,422)      --      --      23,922
SST Allocation Moderate Growth Portfolio Class 3               1.65%      59,041       (7,755)      --      --      51,286
SST Allocation Moderate Growth Portfolio Class 3               1.77%       1,371       (1,969)      --      --        (598)
SST Allocation Moderate Growth Portfolio Class 3               1.80%       1,718       (1,327)      --      --         391
SST Allocation Moderate Growth Portfolio Class 3               1.90%       4,308         (817)      --      --       3,491
SST Allocation Growth Portfolio Class 3                        1.30%         422       (1,024)      --      --        (603)
SST Allocation Growth Portfolio Class 3                        1.40%           3          (54)      --      --         (50)
SST Allocation Growth Portfolio Class 3                        1.52%       1,578      (10,459)      --      --      (8,881)
SST Allocation Growth Portfolio Class 3                        1.55%      37,802       (3,281)      --      --      34,521
SST Allocation Growth Portfolio Class 3                        1.65%       4,082       (4,713)      --      --        (631)
SST Allocation Growth Portfolio Class 3                        1.77%          61         (792)      --      --        (731)
SST Allocation Growth Portfolio Class 3                        1.80%          --         (165)      --      --        (165)
SST Allocation Growth Portfolio Class 3                        1.90%       8,576         (356)      --      --       8,220
SST Real Return Portfolio Class 3                              0.85%       9,885       (1,227)      --      --       8,657
SST Real Return Portfolio Class 3                              0.95%      12,234         (255)      --      --      11,978
SST Real Return Portfolio Class 3                              1.15%       1,686         (586)     183      --       1,282
SST Real Return Portfolio Class 3                              1.20%       4,603         (154)      --      --       4,448
SST Real Return Portfolio Class 3                              1.30%     100,756      (20,481)      --      --      80,275
SST Real Return Portfolio Class 3                              1.40%       3,709         (189)      --      --       3,519
SST Real Return Portfolio Class 3                              1.52%      51,635      (23,490)      --      --      28,145
SST Real Return Portfolio Class 3                              1.55%     143,883      (23,626)      --      --     120,257
SST Real Return Portfolio Class 3                              1.65%      30,922       (6,949)      --      --      23,973
SST Real Return Portfolio Class 3                              1.77%      52,548      (23,410)      --      --      29,137
SST Real Return Portfolio Class 3                              1.80%      40,481       (3,373)      --      --      37,109
SST Real Return Portfolio Class 3                              1.90%      27,135      (13,643)      --      --      13,492
SST Real Return Portfolio Class 3                              2.15%       1,367           --       --      --       1,367

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                      At December 31                             For the year ended December 31
                          ----------------------------------------------   ------------------------------------------------
                                                                                           Investment
                                      Unit Value                Net           Expense        Income     Total Return
                            Units   Lowest to Highest ($)  Assets ($)/(4)/   Ratio/(1)/    Ratio/(2)/ Lowest to Highest/(3)/
                          --------- ---------------------  --------------  --------------- ---------- ---------------------
Lord Abbett Growth and Income Portfolio Class VC
2014                        837,517 12.74    to    18.74     13,109,872    0.85% to 2.15%     0.66%     5.36%   to     6.74%
2013                        965,878 12.09    to    17.56     14,428,235    0.85% to 2.15%     0.57%    33.02%   to    34.75%
2012                      1,121,963  9.09    to    13.03     12,643,950    0.85% to 2.15%     0.99%     9.70%   to    11.14%
2011                      1,107,787  8.28    to    11.73     11,559,607    0.85% to 1.90%     0.76%    -6.88%   to    -7.85%
2010                        991,030  8.99    to    12.59     11,488,810    0.85% to 1.90%     0.59%    15.20%   to    16.42%
American Funds Growth-Income Fund Class 2
2014                        409,174 25.64    to    28.53     10,903,964    0.85% to 1.72%     1.19%     8.75%   to     9.70%
2013                        518,108 23.58    to    26.01     12,651,424    0.85% to 1.72%     1.33%    31.23%   to    32.37%
2012                        611,315 17.97    to    19.65     11,347,744    0.85% to 1.72%     1.59%    15.47%   to    16.49%
2011                        679,402 15.56    to    16.87     10,888,891    0.85% to 1.72%     1.49%    -3.50%   to    -2.66%
2010                        771,857 16.12    to    17.33     12,783,276    0.85% to 1.72%     1.47%     9.53%   to    10.48%
American Funds Growth Fund Class 2
2014                        307,519 28.95    to    32.20      9,210,839    0.85% to 1.72%     0.73%     6.66%   to     7.59%
2013                        375,320 27.14    to    29.93     10,504,388    0.85% to 1.72%     0.91%    27.89%   to    29.00%
2012                        433,087 21.22    to    23.20      9,462,122    0.85% to 1.72%     0.78%    15.88%   to    16.89%
2011                        494,010 18.31    to    19.85      9,281,857    0.85% to 1.72%     0.59%    -5.91%   to    -5.09%
2010                        577,056 19.46    to    20.91     11,489,423    0.85% to 1.72%     0.72%    16.66%   to    17.68%
Lord Abbett Mid Cap Stock Portfolio Class VC
2014                          7,103                22.50        159,823             0.85%     0.44%                   10.58%
2013                          8,299                20.35        168,843             0.85%     0.42%                   29.22%
2012                          9,195                15.75        144,784             0.85%     0.59%                   13.57%
2011                         12,651                13.86        175,392             0.85%     0.20%                   -4.82%
2010                         13,916                14.57        202,710             0.85%     0.36%                   24.37%
American Funds Asset Allocation Fund Class 2
2014                        103,683 24.05    to    24.86      2,576,209    0.85% to 1.20%     1.44%     4.14%   to     4.50%
2013                        113,877 23.10    to    23.79      2,707,916    0.85% to 1.20%     1.47%    22.22%   to    22.65%
2012                        105,861 18.90    to    19.40      2,052,552    0.85% to 1.20%     1.92%    14.80%   to    15.21%
2011                        111,561 16.46    to    16.84      1,878,373    0.85% to 1.20%     1.84%    -6.35%   to     0.44%
2010                        125,672                16.76      2,106,807             0.85%     1.96%                   11.55%
American Funds Global Growth Fund Class 2
2014                        237,756 31.19    to    34.69      7,742,208    0.85% to 1.72%     1.06%     0.57%   to     1.45%
2013                        305,492 31.01    to    34.20      9,824,252    0.85% to 1.72%     1.19%    26.98%   to    28.09%
2012                        367,861 24.42    to    26.70      9,285,089    0.85% to 1.72%     0.88%    20.47%   to    21.52%
2011                        413,338 20.27    to    21.97      8,630,452    0.85% to 1.72%     1.26%   -10.44%   to    -9.66%
2010                        460,508 22.64    to    24.32     10,692,807    0.85% to 1.72%     1.47%     9.84%   to    10.80%
Principal Equity Income Account Class 2
2014                         30,236 14.48    to    14.77        442,824    1.55% to 1.70%     1.74%    10.56%   to    10.73%
2013                         53,025 13.10    to    13.34        703,073    1.55% to 1.70%     2.78%    24.89%   to    25.08%
2012                         70,776 10.49    to    10.66        751,336    1.55% to 1.70%     2.75%    10.81%   to    10.98%
2011                         77,222  9.46    to     9.61        738,730    1.55% to 1.70%     0.45%     3.40%   to     3.55%
2010                         99,118  9.15    to     9.28        915,078    1.55% to 1.70%     2.89%    13.92%   to    14.09%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                            At December 31                         For the year ended December 31
                               -----------------------------------------   ----------------------------------------------
                                         Unit Value                                            Investment
                                         Lowest to                                               Income   Total Return Lowest
                                Units   Highest ($)    Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                               ------- --------------  ------------------  -----------------   ---------- -----------------
Principal LargeCap Blend Account II Class 2
2014                             3,444  9.75 to   9.93        33,824        1.55% to 1.70%        0.74%     9.13% to    9.29%
2013                             6,409  8.94 to   9.08        57,898        1.55% to 1.70%        1.56%    29.05% to   29.25%
2012                            10,693  6.92 to   7.03        74,941        1.55% to 1.70%        1.04%    12.90% to   13.07%
2011                            11,108  6.13 to   6.22        68,854        1.55% to 1.70%        0.01%    -2.10% to   -1.95%
2010                            15,251  6.26 to   6.34        96,483        1.55% to 1.70%        2.01%    11.06% to   11.23%
Principal LargeCap Growth Account Class 2
2014                             1,571           10.81        16,992        1.55% to 1.70%        0.22%                 9.15%
2013                             3,166  9.91 to   9.91        31,367        1.55% to 1.70%        0.99%                31.59%
2012                             5,052  7.41 to   7.53        38,050        1.55% to 1.70%        0.00%    14.59% to   14.77%
2011                             5,085  6.46 to   6.56        33,374        1.55% to 1.70%        0.00%    -6.11% to   -5.97%
2010                             6,386  6.88 to   6.98        44,359        1.55% to 1.70%        0.00%    16.06% to   16.23%
Principal Income Account Class 2
2014                            11,118  9.87 to  10.06       110,843        1.55% to 1.70%        3.06%     3.49% to    3.64%
2013                            21,353  9.54 to   9.71       206,162        1.55% to 1.70%        4.60%    -1.58% to   -1.43%
2012                            24,748  9.69 to   9.85       242,489        1.55% to 1.70%        4.08%     7.43% to    7.60%
2011                            27,214  9.02 to   9.15       247,808        1.55% to 1.70%        0.38%     4.27% to    4.42%
2010                            34,947  8.65 to   8.76       304,723        1.55% to 1.70%        6.38%     6.44% to    6.60%
Principal Diversified International Account Class 2
2014                            12,511  7.05 to   7.22        88,454        1.55% to 1.70%        1.20%    -5.04% to   -4.89%
2013                            27,212  7.43 to   7.59       204,674        1.55% to 1.70%        1.35%    16.20% to   16.37%
2012                            65,213  6.39 to   6.52       423,548        1.55% to 1.70%        1.76%    16.01% to   16.19%
2011                            66,990  5.51 to   5.61       374,618        1.55% to 1.70%        0.15%   -12.85% to  -12.72%
2010                            74,288  6.32 to   6.43       476,248        1.55% to 1.70%        1.27%    11.00% to   11.17%
Principal Money Market Account Class 2
2014                            18,401  5.42 to   5.53        99,714        1.55% to 1.70%        0.00%    -1.69% to   -1.54%
2013                            18,538  5.51 to   5.62       102,179        1.55% to 1.70%        0.00%    -1.68% to   -1.53%
2012                            18,684  5.61 to   5.71       104,748        1.55% to 1.70%        0.00%    -1.69% to   -1.54%
2011                            18,817  5.70 to   5.80       107,304        1.55% to 1.70%        0.00%    -1.69% to   -1.54%
2010                            35,128  5.80 to   5.89       205,000        1.55% to 1.70%        0.00%    -1.69% to   -1.54%
Principal Real Estate Securities Account Class 2
2014                               710 28.32 to  29.12        20,429        1.55% to 1.70%        1.36%    30.21% to   30.40%
2013                               747 21.75 to  22.33        16,505        1.55% to 1.70%        0.92%     2.12% to    2.27%
2012                             1,058 21.30 to  21.84        22,750        1.55% to 1.70%        1.07%    14.88% to   15.06%
2011                             1,063 18.54 to  18.98        19,893        1.55% to 1.70%        0.00%     6.89% to    7.05%
2010                               663 17.35 to  17.73        11,504        1.55% to 1.70%        2.35%    23.18% to   23.37%
Principal SAM Balanced Portfolio Class 2
2014                           542,028 13.54 to  14.01     7,440,930        1.52% to 1.77%        2.39%     4.72% to    4.98%
2013                           654,592 12.93 to  13.35     8,571,058        1.52% to 1.77%        2.15%    15.27% to   15.56%
2012                           635,115 11.22 to  11.55     7,217,707        1.52% to 1.77%        0.41%    10.49% to   10.77%
2011                           820,718 10.15 to  10.43     8,431,709        1.52% to 1.77%        2.57%    -1.04% to   -0.79%
2010                           915,093 10.26 to  10.51     9,490,958        1.52% to 1.77%        3.43%    11.35% to   11.63%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                       At December 31                                For the year ended December 31
                          -------------------------------------------------   -----------------------------------------------
                                                                                                  Investment
                                     Unit Value                                                     Income   Total Return Lowest
                           Units   Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
-                         -------- ---------------------  ------------------  -----------------   ---------- ------------------
Principal SAM Conservative Balanced Portfolio Class 2
2014                       12,390   9.83    to    13.49         122,328        1.55% to 1.77%        2.80%    4.06%  to    4.29%
2013                       13,048   9.43    to    12.96         123,695        1.55% to 1.77%        2.61%    9.30%  to    9.54%
2012                       13,750   8.61    to    11.86         119,189        1.55% to 1.77%        0.40%    8.96%  to    9.20%
2011                       27,080   7.88    to    10.88         213,435        1.55% to 1.77%        3.26%    0.18%  to    0.40%
2010                       45,994   7.85    to    10.86         367,503        1.55% to 1.77%        3.78%    9.77%  to   10.01%
Principal SAM Conservative Growth Portfolio Class 2
2014                       45,623  14.34    to    14.61         664,385        1.55% to 1.70%        1.62%    5.33%  to    5.49%
2013                       52,459  13.62    to    13.85         723,838        1.55% to 1.70%        1.49%   20.76%  to   20.94%
2012                       69,627  11.28    to    11.45         792,793        1.55% to 1.70%        0.21%   11.89%  to   12.06%
2011                       88,822  10.08    to    10.22         902,204        1.55% to 1.70%        1.86%   -2.30%  to   -2.15%
2010                      145,807  10.32    to    10.44       1,511,685        1.55% to 1.70%        3.09%   12.99%  to   13.16%
Principal SAM Flexible Income Portfolio Class 2
2014                       45,690  11.14    to    13.52         546,583        1.55% to 1.77%        3.51%    3.94%  to    4.17%
2013                       48,812  10.70    to    13.01         558,767        1.55% to 1.77%        3.16%    5.58%  to    5.81%
2012                       59,574  10.11    to    12.32         637,504        1.55% to 1.77%        0.86%    8.40%  to    8.64%
2011                       65,220   9.31    to    11.36         639,404        1.55% to 1.77%        3.67%    1.32%  to    1.55%
2010                       83,668   9.16    to    11.22         799,210        1.55% to 1.77%        4.84%    8.33%  to    8.57%
Principal SAM Strategic Growth Portfolio Class 2
2014                       18,470  15.82    to    16.13         296,584        1.55% to 1.70%        1.17%    6.53%  to    6.69%
2013                       24,758  14.85    to    15.12         373,109        1.55% to 1.70%        1.14%   24.96%  to   25.15%
2012                       25,554  11.88    to    12.08         307,776        1.55% to 1.70%        0.00%   13.29%  to   13.46%
2011                       25,699  10.49    to    10.65         272,881        1.55% to 1.70%        1.29%   -3.77%  to   -3.63%
2010                       25,876  10.90    to    11.05         285,182        1.55% to 1.70%        2.36%   14.23%  to   14.40%
Principal Short-Term Income Account Class 2
2014                        6,098                  7.42          45,278        1.55% to 1.70%        1.39%                -0.54%
2013                        6,206   7.34    to     7.47          46,331        1.55% to 1.70%        1.65%   -0.45%  to   -0.30%
2012                        5,822   7.38    to     7.49          43,609        1.55% to 1.70%        1.83%    2.91%  to    3.06%
2011                        5,770   7.17    to     7.27          41,937        1.55% to 1.70%        0.14%   -0.75%  to   -0.60%
2010                        5,895   7.22    to     7.31          43,105        1.55% to 1.70%        1.00%    2.61%  to    2.77%
Principal SmallCap Growth Account II Class 2
2014                        1,889                 10.55          19,926        1.55% to 1.70%        0.00%                 4.86%
2013                        5,980   9.87    to    10.06          59,420        1.55% to 1.70%        0.00%   44.51%  to   44.73%
2012                        5,926   6.83    to     6.95          40,717        1.55% to 1.70%        0.00%   14.17%  to   14.34%
2011                        6,160   5.99    to     6.08          37,063        1.55% to 1.70%        0.00%   -6.31%  to   -6.17%
2010                        1,133   6.39    to     6.48           7,336        1.55% to 1.70%        0.00%   24.55%  to   24.74%
Principal Government & High Quality Bond Class 2
2014                           74   8.03    to     8.19             598        1.55% to 1.70%        0.41%    2.98%  to    3.13%
2013                        1,215   7.80    to     7.94           9,640        1.55% to 1.70%        3.66%   -2.96%  to   -2.81%
2012                        1,228   8.04    to     8.17          10,022        1.55% to 1.70%        3.75%    1.95%  to    2.10%
2011                        1,234   7.89    to     8.00           9,864        1.55% to 1.70%        0.18%    4.12%  to    4.27%
2010                        1,425   7.57    to     7.67          10,904        1.55% to 1.70%        5.76%    3.87%  to    4.02%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                     At December 31                                 For the year ended December 31
                       ---------------------------------------------------   -----------------------------------------------
                                                                                                 Investment
                                    Unit Value                                                     Income   Total Return Lowest
                         Units    Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                       ---------- ---------------------  ------------------  -----------------   ---------- ------------------
Principal PVC Principal Capital Appreciation Account Class 2
2014                       9,572  19.26    to    19.64          185,517       1.55% to 1.70%        2.16%   10.30%  to   10.47%
2013                      18,022  17.46    to    17.77          317,871       1.55% to 1.70%        6.78%   30.05%  to   30.25%
2012                      22,863  13.42    to    13.65          309,913       1.55% to 1.70%        0.83%   11.66%  to   11.82%
2011                      26,285  12.02    to    12.20          318,631       1.55% to 1.70%        0.00%   -1.83%  to   -1.69%
2010                      30,809  12.25    to    12.41          380,064       1.55% to 1.70%        1.28%   13.17%  to   13.34%
Principal PVC MidCap Blend Acct Class 2
2014                      71,777  18.26    to    18.56        1,312,685       1.55% to 1.70%        0.27%   10.80%  to   10.97%
2013                      82,956  16.48    to    16.73        1,370,794       1.55% to 1.70%        1.20%   31.34%  to   31.54%
2012                      98,869  12.55    to    12.72        1,245,178       1.55% to 1.70%        0.63%   17.15%  to   17.33%
2011                     126,733  10.71    to    10.84        1,361,514       1.55% to 1.70%        0.00%    6.18%  to    6.34%
2010                     157,610  10.09    to    10.19        1,594,264       1.55% to 1.70%        2.30%   21.74%  to   21.93%
Columbia VP Income Opportunities Fund Class 1
2014                       5,515  22.62    to    23.40          126,394       1.52% to 1.77%        0.00%    2.19%  to    2.45%
2013                       5,684  22.13    to    22.84          127,353       1.52% to 1.77%       12.79%    3.24%  to    3.49%
2012                       8,686  21.44    to    22.07          188,377       1.52% to 1.77%        6.15%   13.03%  to   13.32%
2011                      11,112  18.97    to    19.47          213,478       1.52% to 1.77%        6.01%    4.70%  to    4.96%
2010                      17,492  18.12    to    18.55          321,620       1.52% to 1.77%        7.72%    9.99%  to   10.27%
Invesco VI American Franchise Fund Series II
2014                      34,441  17.39    to    17.68          573,737       0.85% to 1.90%        0.00%    6.13%  to    7.25%
2013                      44,395  16.38    to    16.48          698,718       0.85% to 1.90%        0.22%   37.17%  to   38.62%
2012                      64,121  11.89    to    11.94          728,128       0.85% to 1.90%        0.00%   11.26%  to   12.44%
2011                      88,830  10.58    to    10.73          895,165       0.85% to 1.90%        0.00%   -8.15%  to   -7.18%
2010                      99,273  10.56    to    11.39        1,075,228       0.85% to 1.77%        0.00%   17.47%  to   18.55%
Invesco VI Comstock Fund Series II
2014                     938,706  14.85    to    21.93       16,626,533       0.85% to 2.15%        1.08%    6.78%  to    8.18%
2013                   1,004,380  13.91    to    20.27       16,837,568       0.85% to 2.15%        1.43%   32.78%  to   34.51%
2012                   1,165,221  10.48    to    15.07       14,705,485       0.85% to 2.15%        1.53%   16.39%  to   17.92%
2011                   1,056,266   9.01    to    12.78       11,695,605       0.85% to 1.90%        1.24%   -3.95%  to   -2.94%
2010                     818,598   9.38    to    13.17        9,859,429       0.85% to 1.90%        0.12%   13.52%  to   14.72%
Invesco VI Growth and Income Fund Series II
2014                   1,488,341  14.74    to    23.77       28,049,551       0.85% to 2.15%        1.48%    7.63%  to    9.03%
2013                   1,647,491  13.70    to    21.80       29,135,752       0.85% to 2.15%        1.28%   30.93%  to   32.64%
2012                   1,923,682  10.46    to    16.43       26,145,210       0.85% to 2.15%        1.32%   11.91%  to   13.38%
2011                   1,829,469   9.36    to    14.49       22,788,863       0.85% to 1.90%        1.06%   -4.10%  to   -3.09%
2010                   1,571,696   9.76    to    14.96       21,272,406       0.85% to 1.90%        0.10%   10.08%  to   11.24%
Franklin Income Securities Fund
2014                   1,126,020  13.11    to    14.13       15,222,288       0.85% to 1.90%        5.03%    2.65%  to    3.73%
2013                     957,209  12.77    to    13.62       12,553,946       0.85% to 1.90%        6.43%   11.80%  to   12.98%
2012                     876,783  11.42    to    12.05       10,231,548       0.85% to 1.90%        6.26%   10.53%  to   11.70%
2011                     594,166  10.33    to    10.79        6,249,004       0.85% to 1.90%        5.68%    0.46%  to    1.52%
2010                     282,085  10.29    to    10.63        2,942,495       0.85% to 1.90%        6.23%   10.55%  to   11.72%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                     At December 31                                 For the year ended December 31
                       ---------------------------------------------------   -----------------------------------------------
                                                                                                 Investment
                                    Unit Value                                                     Income   Total Return Lowest
                         Units    Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                       ---------- ---------------------  ------------------  -----------------   ---------- ------------------
Franklin Templeton VIP Founding Funds Allocations Fund Class 2
2014                     297,850  12.21    to    13.13        3,732,787       0.85% to 1.90%        2.74%    0.91%  to    1.98%
2013                     319,901  12.10    to    12.88        3,955,781       0.85% to 1.90%       12.93%   21.45%  to   22.73%
2012                     369,765   9.96    to    10.49        3,756,236       0.85% to 1.90%        2.70%   13.16%  to   14.35%
2011                     363,841   8.80    to     9.18        3,253,739       0.85% to 1.90%        0.01%   -3.40%  to   -2.38%
2010                     323,878   9.11    to     9.40        2,983,855       0.85% to 1.90%        2.38%    8.18%  to    9.32%
Columbia VP Marsico Focused Equities Fund Class 1
2014                      32,270  17.60    to    18.22          584,710       1.52% to 1.77%        0.47%   10.48%  to   10.76%
2013                      41,520  15.93    to    16.45          678,046       1.52% to 1.77%        0.44%   35.68%  to   36.02%
2012                      46,714  11.74    to    12.14          561,279       1.52% to 1.77%        0.37%   10.07%  to   10.34%
2011                      51,093  10.66    to    11.00          557,259       1.52% to 1.77%        0.42%   -4.32%  to   -4.08%
2010                      50,384  11.14    to    11.47          573,654       1.52% to 1.77%        0.45%   16.64%  to   16.93%
AST Growth Portfolio Class 1
2014                      87,386                 48.89        4,272,688                1.52%        0.56%                 5.83%
2013                      97,463                 46.20        4,502,945                1.52%        0.80%                33.14%
2012                     108,446                 34.70        3,763,161                1.52%        0.57%                12.24%
2011                     127,178                 30.92        3,931,732                1.52%        0.72%                -7.67%
2010                     158,514                 33.48        5,308,109                1.52%        0.69%                12.42%
AST Growth Portfolio Class 3
2014                     164,211  14.74    to    18.57        6,202,555       0.85% to 1.90%        0.30%    5.17%  to    6.28%
2013                     178,450  14.01    to    17.47        6,790,328       0.85% to 1.90%        0.53%   32.31%  to   33.70%
2012                     228,481  10.59    to    13.07        6,409,751       0.85% to 1.90%        0.29%   11.54%  to   12.72%
2011                     223,448   9.50    to    11.60        6,213,429       0.85% to 1.90%        0.46%   -8.25%  to   -7.28%
2010                     240,347  10.35    to    12.51        7,439,278       0.85% to 1.90%        0.51%   11.72%  to   12.90%
AST Government and Quality Bond Portfolio Class 1
2014                     179,183                 21.48        3,848,072                1.52%        1.93%                 3.58%
2013                     206,629                 20.73        4,284,198                1.52%        2.46%                -3.56%
2012                     236,370                 21.50        5,083,005                1.52%        2.19%                 2.23%
2011                     270,324                 21.03        5,686,495                1.52%        3.10%                 5.47%
2010                     335,382                 19.94        6,688,777                1.52%        3.72%                 3.41%
AST Government and Quality Bond Portfolio Class 3
2014                   2,171,458  11.78    to    17.45       34,598,415       0.85% to 2.15%        1.64%    2.68%  to    4.02%
2013                   2,234,883  11.47    to    16.77       35,567,294       0.85% to 2.15%        2.19%   -4.41%  to   -3.16%
2012                   2,034,089  12.00    to    17.32       35,077,762       0.85% to 2.15%        2.05%    1.33%  to    2.66%
2011                   1,665,905  11.85    to    16.87       30,659,805       0.85% to 1.90%        3.00%    4.81%  to    5.92%
2010                   1,623,236  11.31    to    15.93       30,088,192       0.85% to 1.90%        3.67%    2.76%  to    3.84%
AST Capital Appreciation Portfolio Class 1
2014                     105,902                 88.93        9,417,684                1.52%        0.00%                13.50%
2013                     118,271                 78.35        9,266,261                1.52%        0.00%                33.78%
2012                     140,943                 58.57        8,254,748                1.52%        0.00%                22.02%
2011                     176,146                 48.00        8,454,460                1.52%        0.00%                -8.45%
2010                     208,358                 52.43       10,923,513                1.52%        0.13%                20.88%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                     At December 31                                 For the year ended December 31
                        -------------------------------------------------   ----------------------------------------------
                                                                                                Investment
                                   Unit Value                                                     Income   Total Return Lowest
                         Units   Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                        -------- ---------------------  ------------------  -----------------   ---------- -----------------
AST Capital Appreciation Portfolio Class 3
2014                    546,342  20.84    to    29.73       22,973,199       0.85% to 2.15%        0.00%    12.51% to   13.98%
2013                    589,721  18.52    to    26.09       24,327,775       0.85% to 2.15%        0.00%    32.61% to   34.34%
2012                    630,759  13.97    to    19.42       20,820,587       0.85% to 2.15%        0.00%    20.95% to   22.54%
2011                    570,910  11.57    to    15.85       17,657,304       0.85% to 1.90%        0.00%    -9.03% to   -8.06%
2010                    462,104  12.72    to    17.24       18,656,195       0.85% to 1.90%        0.00%    20.12% to   21.39%
AST Natural Resources Portfolio Class 1
2014                     31,024                 39.53        1,226,242                1.52%        1.14%               -19.76%
2013                     38,811                 49.26        1,911,825                1.52%        0.89%                 4.21%
2012                     46,571                 47.27        2,201,483                1.52%        1.08%                 1.96%
2011                     52,720                 46.36        2,444,338                1.52%        0.69%               -21.47%
2010                     81,131                 59.04        4,789,715                1.52%        0.87%                14.45%
AST Natural Resources Portfolio Class 3
2014                    326,851   8.09    to     8.42        6,181,181       0.85% to 1.90%        0.80%   -20.26% to  -19.42%
2013                    234,786  10.14    to    10.44        6,356,095       0.85% to 1.90%        0.68%     3.55% to    4.64%
2012                    231,505   9.79    to     9.98        6,965,934       0.85% to 1.90%        0.80%     1.32% to    2.39%
2011                    194,691   9.66    to     9.75        6,838,485       0.85% to 1.90%        0.45%   -21.96% to  -21.14%
2010                    171,249  12.36    to    12.38        8,758,603       0.85% to 1.90%        0.70%    13.73% to   14.93%
SAST Small Company Value Portfolio Class 3
2014                    767,535  14.72    to    14.89       11,182,570       0.85% to 2.15%        0.07%    -2.35% to   -1.07%
2013                    824,746  15.05    to    15.07       12,187,899       0.85% to 2.15%        0.67%    32.17% to   33.89%
2012                    956,188  11.24    to    11.40       10,587,185       0.85% to 2.15%        0.24%    15.07% to   16.58%
2011                    911,743   9.64    to     9.92        8,649,309       0.85% to 1.90%        0.25%    -5.28% to   -4.28%
2010                    706,486  10.07    to    10.47        6,954,490       0.85% to 1.90%        0.47%    24.11% to   25.42%
SAST Mid-Cap Growth Portfolio Class 1
2014                    114,030                 19.74        2,251,006                1.52%        0.00%                 9.59%
2013                    124,678                 18.01        2,245,830                1.52%        0.00%                40.27%
2012                    149,370                 12.84        1,918,687                1.52%        0.00%                14.30%
2011                    173,009                 11.23        1,944,182                1.52%        0.00%                -7.35%
2010                    217,968                 12.13        2,643,570                1.52%        0.00%                23.56%
SAST Mid-Cap Growth Portfolio Class 3
2014                    375,599  16.63    to    18.79        7,146,608       0.85% to 2.15%        0.00%     8.63% to   10.05%
2013                    434,742  15.11    to    17.30        7,534,765       0.85% to 2.15%        0.00%    39.05% to   40.86%
2012                    501,328  10.73    to    12.44        6,214,629       0.85% to 2.15%        0.00%    13.30% to   14.79%
2011                    506,722   9.35    to    10.99        5,515,866       0.85% to 1.90%        0.00%    -7.93% to   -6.96%
2010                    461,848  10.05    to    11.93        5,438,398       0.85% to 1.90%        0.00%    22.79% to   24.08%
SAST Capital Growth Portfolio Class 1
2014                     21,204                 11.15          236,478                1.52%        0.08%                 6.95%
2013                     34,189                 10.43          356,511                1.52%        0.76%                27.31%
2012                     38,972                  8.19          319,213                1.52%        0.40%                12.20%
2011                     45,633                  7.30          333,336                1.52%        0.00%                -2.80%
2010                     59,148                  7.51          444,458                1.52%        0.00%                 7.59%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                      At December 31                            For the year ended December 31
                            -------------------------------------------  -----------------------------------------------
                                                                                             Investment
                                         Unit Value           Net Assets                       Income   Total Return Lowest
                              Units    Lowest to Highest ($)   ($)/(4)/  Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                            ---------- ---------------------  ---------- -----------------   ---------- ------------------
SAST Capital Growth Portfolio Class 3
2014                          230,978  11.76    to    13.90    2,584,699  0.85% to 1.90%        0.00%    6.28%  to    7.40%
2013                          262,253  10.95    to    13.08    2,696,885  0.85% to 1.90%        0.57%   26.51%  to   27.84%
2012                          295,857   8.56    to    10.34    2,394,394  0.85% to 1.90%        0.16%   11.50%  to   12.68%
2011                          339,170   7.60    to     9.27    2,443,923  0.85% to 1.90%        0.00%   -3.41%  to   -2.39%
2010                          383,669   7.78    to     9.60    2,849,462  0.85% to 1.90%        0.00%    6.91%  to    8.04%
SAST Blue Chip Growth Portfolio Class 1
2014                           74,540                  9.52      709,934           1.52%        0.04%                10.23%
2013                           78,584                  8.64      678,982           1.52%        0.35%                31.95%
2012                           86,624                  6.55      567,168           1.52%        0.00%                 9.89%
2011                           91,243                  5.96      544,131           1.52%        0.20%                -7.01%
2010                          127,188                  6.41      815,508           1.52%        0.30%                10.82%
SAST Blue Chip Growth Portfolio Class 3
2014                          455,047   9.46    to    15.15    5,437,879  0.85% to 1.90%        0.00%    9.54%  to   10.69%
2013                          465,355   8.55    to    13.83    4,854,902  0.85% to 1.90%        0.13%   31.12%  to   32.50%
2012                          483,665   6.45    to    10.55    3,782,792  0.85% to 1.90%        0.00%    9.20%  to   10.36%
2011                          475,428   5.85    to     9.66    3,249,696  0.85% to 1.90%        0.01%   -7.60%  to   -6.62%
2010                          362,712   6.26    to    10.45    2,418,348  0.85% to 1.90%        0.08%   10.12%  to   11.29%
SAST Growth Opportunities Portfolio Class 1
2014                           35,161                  9.44      331,946           1.52%        0.00%                 2.16%
2013                           46,249                  9.24      427,376           1.52%        0.00%                35.72%
2012                           55,844                  6.81      380,255           1.52%        0.00%                15.79%
2011                           60,075                  5.88      353,280           1.52%        0.00%                -3.84%
2010                           81,488                  6.12      498,327           1.52%        0.00%                22.46%
SAST Growth Opportunities Portfolio Class 3
2014                          754,469   9.75    to    17.07    9,220,794  0.85% to 2.15%        0.00%    1.27%  to    2.59%
2013                          859,841   9.50    to    16.85   10,017,091  0.85% to 2.15%        0.00%   34.53%  to   36.29%
2012                        1,085,888   6.97    to    12.53    9,143,310  0.85% to 2.15%        0.00%   14.77%  to   16.28%
2011                        1,073,804   5.99    to    10.93    7,378,564  0.85% to 1.90%        0.00%   -4.45%  to   -3.44%
2010                          849,981   6.21    to    11.43    5,449,232  0.85% to 1.90%        0.00%   21.69%  to   22.97%
SAST Technology Portfolio Class 1
2014                           54,578                  3.68      200,597           1.52%        0.00%                22.96%
2013                           54,148                  2.99      161,861           1.52%        0.00%                23.99%
2012                           80,355                  2.41      193,978           1.52%        0.00%                 6.14%
2011                          101,740                  2.27      231,328           1.52%        0.00%                -6.81%
2010                          122,750                  2.44      299,442           1.52%        0.00%                18.45%
SAST Technology Portfolio Class 3
2014                          382,935  15.54    to    16.57    1,937,982  0.85% to 1.90%        0.00%   22.18%  to   23.10%
2013                          386,712  12.77    to    13.46    1,333,874  0.85% to 1.90%        0.00%   23.33%  to   24.14%
2012                          471,647  10.35    to    10.84    1,216,642  0.85% to 1.90%        0.00%    5.58%  to    6.27%
2011                          549,328   2.16    to    10.20    1,240,606  0.85% to 1.90%        0.00%   -7.28%  to   -6.70%
2010                          672,158   2.42    to    10.57    1,598,816  0.85% to 1.90%        0.00%   17.71%  to   18.95%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                              At December 31                                         For the year ended December 31
                ----------------------------------------------------------   ----------------------------------------------
                                                                                                 Investment
                                 Unit Value                                                        Income   Total Return Lowest
                  Units        Lowest to Highest ($)     Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                ----------     ------------------------  ------------------  -----------------   ---------- -----------------
SAST Marsico Focused Growth Portfolio Class 3
2014              348,414      15.76     to      16.12        5,896,987       0.85% to 2.15%        0.00%     8.59% to   10.02%
2013              348,094      14.51     to      14.65        5,405,105       0.85% to 2.15%        0.01%    31.51% to   33.23%
2012              366,110      11.00     to      11.04        4,323,291       0.85% to 2.15%        0.11%     8.61% to   10.03%
2011              316,858       9.99     to      10.17        3,452,203       0.85% to 1.90%        0.12%    -3.53% to   -2.52%
2010              245,321      10.25     to      10.54        2,804,766       0.85% to 1.90%        0.23%    14.91% to   16.13%
SAST Small & Mid Cap Value Portfolio Class 3
2014            1,127,484      17.93     to      18.55       26,535,945       0.85% to 2.15%        0.59%     6.55% to    7.94%
2013            1,249,107      16.83     to      17.19       28,439,281       0.85% to 2.15%        0.26%    34.54% to   36.29%
2012            1,491,831      12.51     to      12.61       25,605,138       0.85% to 2.15%        0.37%    15.78% to   17.30%
2011            1,391,594      10.75     to      10.81       21,638,935       0.85% to 1.90%        0.13%    -9.95% to   -9.00%
2010            1,080,689      11.81     to      12.01       20,283,172       0.85% to 1.90%        0.20%    23.17% to   24.47%
SAST Foreign Value Portfolio Class 3
2014            1,966,179      10.40     to      11.33       27,124,752       0.85% to 2.15%        0.99%    -8.95% to   -7.76%
2013            1,910,253      11.42     to      12.29       29,619,095       0.85% to 2.15%        1.68%    20.47% to   22.04%
2012            2,085,057       9.48     to      10.07       27,239,963       0.85% to 2.15%        1.89%    16.75% to   18.28%
2011            1,934,825       8.13     to       8.51       22,799,895       0.85% to 1.90%        1.55%   -13.51% to  -12.60%
2010            1,291,691       9.40     to       9.74       19,729,242       0.85% to 1.90%        1.91%     0.99% to    2.06%
SAST VCP Value Portfolio Class 3
2014            1,451,083      11.61     to      11.81       17,031,578       1.15% to 2.15%        1.78%     5.95% to    7.01%
2013              330,591      10.96     to      11.03        3,638,596       1.15% to 2.15%        0.44%     9.58% to   10.32%
SAST VCP Total Return Balanced Portfolio Class 3
2014            1,475,825      11.20     to      11.39       16,707,629       1.15% to 2.15%        0.00%     3.97% to    5.01%
2013              316,086      10.77     to      10.85        3,419,414       1.15% to 2.15%        0.99%     7.73% to    8.45%
SAST Protected Asset Allocation SAST Portfolio Class 3
2014            1,590,362      11.87     to      12.14       19,165,139       1.30% to 2.15%        0.46%     0.51% to    1.52%
2013              529,802      11.81     to      11.96        6,309,836       1.30% to 2.15%        0.07%    17.61% to   18.79%
2012                9,799      10.04     to      10.06           98,558       1.30% to 2.15%        0.00%     0.41% to    0.63%
SAST American Funds Growth Portfolio Class 3
2014            1,039,498      14.63     to      15.66       15,736,526       1.15% to 2.15%        0.61%     5.89% to    6.95%
2013            1,020,425      13.82     to      14.64       14,510,545       1.15% to 2.15%        0.47%    26.99% to   28.26%
2012            1,144,790      10.88     to      11.42       12,743,063       1.15% to 2.15%        0.34%    15.05% to   16.21%
2011            1,076,684       9.46     to       9.82       10,364,551       1.15% to 1.90%        0.35%    -6.37% to   -5.66%
2010              841,974      10.11     to      10.41        8,634,546       1.15% to 1.90%        0.26%    16.10% to   16.97%
SAST American Funds Global Growth Portfolio Class 3
2014            1,397,645      14.96     to      16.03       21,554,249       1.15% to 2.15%        0.93%    -0.20% to    0.80%
2013            1,410,938      14.99     to      15.90       21,662,517       1.15% to 2.15%        0.57%    26.09% to   27.36%
2012            1,615,191      11.89     to      12.48       19,544,909       1.15% to 2.15%        1.02%    19.63% to   20.84%
2011            1,511,364       9.94     to      10.33       15,190,715       1.15% to 1.90%        0.86%   -10.86% to  -10.18%
2010              933,887      11.15     to      11.50       10,474,017       1.15% to 1.90%        0.72%     9.31% to   10.13%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                      At December 31                                 For the year ended December 31
                        ---------------------------------------------------   -----------------------------------------------
                                                                                                  Investment
                                     Unit Value                                                     Income   Total Return Lowest
                          Units    Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                        ---------- ---------------------  ------------------  -----------------   ---------- ------------------
SAST American Funds Growth-Income Portfolio Class 3
2014                      828,444  14.50    to    15.52       12,296,939       1.15% to 2.15%        0.96%    7.93%  to    9.02%
2013                      873,160  13.43    to    14.23       11,921,248       1.15% to 2.15%        1.20%   30.27%  to   31.58%
2012                    1,046,934  10.31    to    10.82       10,875,490       1.15% to 2.15%        1.24%   14.66%  to   15.81%
2011                    1,012,820   9.00    to     9.34        9,111,381       1.15% to 1.90%        1.00%   -3.98%  to   -3.26%
2010                      919,889   9.38    to     9.66        8,579,915       1.15% to 1.90%        1.07%    8.98%  to    9.80%
SAST American Funds Asset Allocation Portfolio Class 3
2014                      517,150  14.09    to    14.97        7,504,535       1.15% to 1.90%        1.07%    3.10%  to    3.88%
2013                      418,254  13.67    to    14.41        5,853,937       1.15% to 1.90%        1.36%   21.04%  to   21.95%
2012                      420,330  11.29    to    11.81        4,840,598       1.15% to 1.90%        1.41%   13.60%  to   14.45%
2011                      369,629   9.94    to    10.19        3,740,439       1.30% to 1.90%        1.20%   -0.92%  to   -0.32%
2010                      250,490  10.03    to    10.22        2,549,027       1.30% to 1.90%        1.31%    9.89%  to   10.56%
SAST Cash Management Portfolio Class 1
2014                      225,453                 12.39        2,792,612                1.52%        0.00%                -1.79%
2013                      237,454                 12.61        2,994,723                1.52%        0.00%                -1.76%
2012                      242,600                 12.84        3,114,406                1.52%        0.00%                -1.75%
2011                      264,303                 13.07        3,453,450                1.52%        0.00%                -1.78%
2010                      335,271                 13.30        4,460,124                1.52%        0.00%                -1.74%
SAST Cash Management Portfolio Class 3
2014                      627,353   8.87    to    11.01        6,941,126       0.85% to 1.90%        0.00%   -2.40%  to   -1.37%
2013                      699,734   9.09    to    11.16        7,745,851       0.85% to 1.90%        0.00%   -2.38%  to   -1.35%
2012                      564,869   9.31    to    11.31        6,788,022       0.85% to 1.90%        0.00%   -2.37%  to   -1.33%
2011                      649,844   9.54    to    11.46        7,988,729       0.85% to 1.90%        0.00%   -2.40%  to   -1.37%
2010                      642,929   9.77    to    11.62        8,292,521       0.85% to 1.90%        0.00%   -2.36%  to   -1.33%
SAST Corporate Bond Portfolio Class 1
2014                      116,962                 28.58        3,343,286                1.52%        3.66%                 4.21%
2013                      121,313                 27.43        3,327,621                1.52%        4.10%                -0.13%
2012                      140,358                 27.47        3,854,751                1.52%        5.11%                 9.73%
2011                      163,105                 25.03        4,082,209                1.52%        6.11%                 4.81%
2010                      197,070                 23.88        4,706,128                1.52%        6.08%                 9.30%
SAST Corporate Bond Portfolio Class 3
2014                    1,947,371  15.38    to    24.27       38,504,302       0.85% to 2.15%        3.36%    3.30%  to    4.65%
2013                    1,845,460  14.89    to    23.19       36,778,899       0.85% to 2.15%        4.26%   -1.00%  to    0.29%
2012                    1,570,514  15.04    to    23.13       32,849,883       0.85% to 2.15%        5.25%    8.77%  to   10.20%
2011                    1,303,058  13.85    to    20.99       26,865,014       0.85% to 1.90%        6.18%    4.15%  to    5.25%
2010                    1,091,023  13.30    to    19.94       23,678,761       0.85% to 1.90%        6.16%    8.61%  to    9.76%
SAST Global Bond Portfolio Class 1
2014                       57,013                 22.64        1,290,868                1.52%        0.00%                -1.84%
2013                       64,889                 23.07        1,496,758                1.52%        1.06%                -5.00%
2012                       74,817                 24.28        1,816,519                1.52%        8.52%                 2.32%
2011                       84,541                 23.73        2,005,755                1.52%        2.19%                 4.16%
2010                      108,917                 22.78        2,481,099                1.52%        4.06%                 4.68%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                      At December 31                                 For the year ended December 31
                        ---------------------------------------------------   -----------------------------------------------
                                                                                                  Investment
                                     Unit Value                                                     Income   Total Return Lowest
                          Units    Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                        ---------- ---------------------  ------------------  -----------------   ---------- ------------------
SAST Global Bond Portfolio Class 3
2014                    1,017,107  12.00    to    17.41       14,722,688       0.85% to 2.15%        0.00%   -2.70%  to   -1.43%
2013                      861,316  12.33    to    17.66       13,392,604       0.85% to 2.15%        1.00%   -5.83%  to   -4.60%
2012                      597,898  13.10    to    18.51       10,537,227       0.85% to 2.15%        8.90%    1.42%  to    2.75%
2011                      418,048  12.92    to    18.02        8,000,645       0.85% to 1.90%        2.16%    3.50%  to    4.59%
2010                      321,561  12.48    to    17.23        6,615,229       0.85% to 1.90%        4.06%    4.02%  to    5.12%
SAST High-Yield Bond Portfolio Class 1
2014                      105,045                 27.73        2,913,089                1.52%        4.20%
2013                      142,257                 27.92        3,971,793                1.52%        5.18%                 6.28%
2012                      146,041                 26.27        3,836,145                1.52%        5.51%                15.22%
2011                      192,840                 22.80        4,396,400                1.52%        7.00%                 2.71%
2010                      222,731                 22.20        4,944,132                1.52%        9.42%                12.88%
SAST High-Yield Bond Portfolio Class 3
2014                      449,760  12.92    to    20.44        7,332,113       0.85% to 2.15%        4.85%   -1.54%  to   -0.26%
2013                      407,699  13.13    to    20.50        7,057,011       0.85% to 2.15%        5.44%    5.35%  to    6.73%
2012                      347,139  12.46    to    19.20        5,980,747       0.85% to 2.15%        6.60%   14.21%  to   15.71%
2011                      213,866  10.92    to    16.60        3,816,895       0.85% to 1.90%        8.23%    2.06%  to    3.14%
2010                      208,345  10.70    to    16.09        4,124,754       0.85% to 1.90%        9.66%   12.16%  to   13.35%
AST Asset Allocation Portfolio Class 1
2014                      112,301                 37.27        4,185,721                1.52%        2.55%                 5.84%
2013                      107,513                 35.22        3,786,152                1.52%        2.84%                16.11%
2012                      121,254                 30.33        3,677,602                1.52%        2.98%                10.25%
2011                      143,089                 27.51        3,936,229                1.52%        2.69%                -0.60%
2010                      167,038                 27.67        4,621,742                1.52%        2.66%                12.14%
AST Asset Allocation Portfolio Class 3
2014                      142,197  14.81    to    20.99        3,481,940       0.85% to 1.90%        2.23%    5.18%  to    6.28%
2013                      156,634  14.08    to    19.75        3,833,733       0.85% to 1.90%        2.55%   15.38%  to   16.60%
2012                      162,988  12.20    to    16.94        3,608,243       0.85% to 1.90%        2.90%    9.56%  to   10.72%
2011                      121,539  11.14    to    15.30        2,915,098       0.85% to 1.90%        2.53%   -1.22%  to   -0.18%
2010                      112,788  15.32    to    26.73        2,954,106       0.85% to 1.77%        2.58%   11.58%  to   12.61%
SAST Growth-Income Portfolio Class 1
2014                      177,315                 47.10        8,351,567                1.52%        1.22%                12.39%
2013                      186,943                 41.91        7,834,592                1.52%        1.49%                29.77%
2012                      211,929                 32.29        6,844,115                1.52%        1.80%                12.03%
2011                      232,575                 28.83        6,704,614                1.52%        0.90%                 6.71%
2010                      279,243                 27.02        7,545,147                1.52%        0.94%                 9.82%
SAST Growth-Income Portfolio Class 3
2014                      492,163  14.99    to    15.92        8,571,846       0.85% to 2.15%        1.11%   11.40%  to   12.86%
2013                      467,491  13.45    to    14.11        7,364,944       0.85% to 2.15%        1.44%   28.64%  to   30.31%
2012                      436,652  10.46    to    10.83        5,108,247       0.85% to 2.15%        1.77%   11.04%  to   12.50%
2011                      166,641   9.43    to     9.62        1,904,504       0.85% to 1.90%        0.92%    6.03%  to    7.15%
2010                       27,663   8.90    to     8.98          662,769       0.85% to 1.90%        0.73%    9.14%  to   10.28%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                     At December 31                                 For the year ended December 31
                        -------------------------------------------------   ----------------------------------------------
                                                                                                Investment
                                   Unit Value                                                     Income   Total Return Lowest
                         Units   Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                        -------- ---------------------  ------------------  -----------------   ---------- -----------------
SAST Global Equities Portfolio Class 1
2014                     55,757                 27.48        1,532,350                1.52%        0.65%                 2.62%
2013                     66,538                 26.78        1,781,935                1.52%        0.53%                24.30%
2012                     79,807                 21.55        1,719,915                1.52%        0.75%                15.12%
2011                     89,736                 18.72        1,679,795                1.52%        0.89%               -11.74%
2010                    113,022                 21.20        2,396,953                1.52%        1.78%                12.62%
SAST Global Equities Portfolio Class 3
2014                    141,133  12.05    to    12.89        2,436,457       0.85% to 1.90%        0.51%     1.98% to    2.74%
2013                    112,789  11.81    to    12.55        2,196,618       0.85% to 1.90%        0.33%    23.52% to   24.44%
2012                    116,030   9.56    to     9.98        1,876,756       0.85% to 1.90%        0.53%    14.40% to   15.61%
2011                    112,822   8.36    to     8.75        1,679,816       0.85% to 1.90%        0.79%   -12.29% to  -11.37%
2010                    114,635   9.53    to     9.74        2,228,858       0.85% to 1.90%        1.48%    11.91% to   13.09%
SAST Alliance Growth Portfolio Class 1
2014                    178,046                 55.41        9,866,299                1.52%        0.00%                12.44%
2013                    197,819                 49.28        9,748,966                1.52%        0.27%                35.37%
2012                    237,407                 36.40        8,643,187                1.52%        0.49%                14.84%
2011                    270,337                 31.70        8,570,431                1.52%        0.47%                -3.77%
2010                    321,763                 32.94       10,600,856                1.52%        0.83%                 8.58%
SAST Alliance Growth Portfolio Class 3
2014                    230,523  14.14    to    16.94        7,850,551       0.85% to 1.90%        0.00%    11.74% to   12.92%
2013                    216,650  12.53    to    15.16        7,940,092       0.85% to 1.90%        0.02%    34.53% to   35.94%
2012                    235,109   9.21    to    11.27        6,947,312       0.85% to 1.90%        0.22%    14.11% to   15.32%
2011                    231,379   7.99    to     9.88        6,506,568       0.85% to 1.90%        0.22%    -4.38% to   -3.37%
2010                    252,380   8.27    to    10.33        7,706,835       0.85% to 1.90%        0.63%     7.88% to    9.03%
SAST MFS Massachusetts Investors Trust Portfolio Class 1
2014                     80,501                 37.41        3,011,410                1.52%        0.58%                 9.20%
2013                     80,974                 34.26        2,773,802                1.52%        0.65%                29.83%
2012                     99,246                 26.38        2,618,449                1.52%        0.73%                17.35%
2011                    118,888                 22.48        2,672,873                1.52%        0.65%                -3.39%
2010                    147,097                 23.27        3,423,158                1.52%        0.94%                 9.51%
SAST MFS Massachusetts Investors Trust Portfolio Class 3
2014                    801,890  16.15    to    18.09       17,376,401       0.85% to 2.15%        0.36%     8.25% to    9.66%
2013                    824,052  14.92    to    16.49       16,839,374       0.85% to 2.15%        0.43%    28.70% to   30.37%
2012                    881,624  11.59    to    12.65       14,332,584       0.85% to 2.15%        0.58%    16.32% to   17.85%
2011                    694,130   9.98    to    10.73       10,516,350       0.85% to 1.90%        0.52%    -4.00% to   -2.98%
2010                    412,047  10.39    to    11.06        7,674,548       0.85% to 1.90%        0.84%     8.82% to    9.97%
SAST Fundamental Growth Portfolio Class 1
2014                     86,780                 27.56        2,391,309                1.52%        0.00%                 5.97%
2013                    100,482                 26.00        2,612,906                1.52%        0.00%                35.00%
2012                    114,250                 19.26        2,200,631                1.52%        0.00%                14.40%
2011                    137,347                 16.84        2,312,425                1.52%        0.00%                -6.91%
2010                    159,810                 18.09        2,890,226                1.52%        0.00%                15.24%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                       At December 31                                  For the year ended December 31
                        ----------------------------------------------------   ----------------------------------------------
                                                                                                   Investment
                                      Unit Value                                                     Income   Total Return Lowest
                          Units     Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                        ----------- ---------------------  ------------------  -----------------   ---------- -----------------
SAST Fundamental Growth Portfolio Class 3
2014                       184,030  11.10    to    15.25        4,179,217       0.85% to 1.90%        0.00%     5.30% to    6.41%
2013                       194,003  10.43    to    14.49        4,379,096       0.85% to 1.90%        0.00%    34.16% to   35.57%
2012                       240,598   7.69    to    10.80        4,036,146       0.85% to 1.90%        0.00%    13.69% to   14.89%
2011                       267,258   6.70    to     9.50        4,021,788       0.85% to 1.90%        0.00%    -7.49% to   -6.51%
2010                       275,046   7.16    to    10.27        4,526,957       0.85% to 1.90%        0.00%    14.52% to   15.73%
SAST Dynamic Allocation Portfolio Class 3
2014                    53,998,923  12.24    to    12.67      673,465,249       0.95% to 2.15%        0.61%     2.10% to    3.34%
2013                    32,237,642  11.99    to    12.26      391,106,970       0.95% to 2.15%        0.00%    14.65% to   16.03%
2012                    10,304,431  10.46    to    10.57      108,362,212       0.95% to 2.15%        2.03%     1.14% to    4.56%
2011                            --                    --               --                   --          --                    --
2010                            --                    --               --                   --          --                    --
SAST International Diversified Equities Portfolio Class 1
2014                       163,595                 13.96        2,283,775                1.52%        1.61%                -9.84%
2013                       170,889                 15.48        2,645,864                1.52%        2.64%                18.81%
2012                       183,851                 13.03        2,396,612                1.52%        0.99%                15.58%
2011                       219,294                 11.28        2,473,243                1.52%        2.14%               -15.89%
2010                       239,473                 13.41        3,211,131                1.52%        4.16%                 6.86%
SAST International Diversified Equities Portfolio Class 3
2014                       639,329   9.72    to     9.90        8,189,779       0.85% to 2.15%        1.31%   -10.63% to   -9.46%
2013                       699,669  10.74    to    11.08       10,129,445       0.85% to 2.15%        2.43%    17.77% to   19.30%
2012                       763,416   9.00    to     9.41        9,434,696       0.85% to 2.15%        0.72%    14.56% to   16.06%
2011                       858,664   7.75    to     8.23        9,280,828       0.85% to 1.90%        1.92%   -16.42% to  -15.54%
2010                       889,559   9.18    to     9.84       11,510,610       0.85% to 1.90%        3.91%     6.19% to    7.31%
SAST Davis Venture Value Portfolio Class 1
2014                       289,589                 52.10       15,086,578                1.52%        0.61%                 5.13%
2013                       330,772                 49.55       16,391,244                1.52%        1.20%                31.67%
2012                       368,033                 37.64       13,851,640                1.52%        0.77%                11.01%
2011                       451,534                 33.90       15,306,444                1.52%        1.26%                -5.67%
2010                       535,366                 35.94       19,240,382                1.52%        0.75%                10.49%
SAST Davis Venture Value Portfolio Class 3
2014                       943,445  13.72    to    21.54       25,062,216       0.85% to 2.15%        0.37%     4.21% to    5.57%
2013                       963,345  13.17    to    20.41       26,792,910       0.85% to 2.15%        0.94%    30.52% to   32.22%
2012                     1,112,535  10.09    to    15.43       24,822,134       0.85% to 2.15%        0.55%    10.04% to   11.48%
2011                       964,666   9.17    to    13.84       22,261,094       0.85% to 1.90%        1.11%    -6.27% to   -5.28%
2010                       771,070   9.78    to    14.62       22,892,016       0.85% to 1.90%        0.56%     9.80% to   10.96%
SAST MFS Total Return Portfolio Class 1
2014                       125,454                 38.61        4,843,897                1.52%        2.06%                 6.81%
2013                       146,222                 36.15        5,285,644                1.52%        2.34%                17.21%
2012                       165,918                 30.84        5,116,849                1.52%        2.65%                 9.63%
2011                       202,515                 28.13        5,696,629                1.52%        2.54%                 0.39%
2010                       269,183                 28.02        7,542,641                1.52%        2.86%                 8.38%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                     At December 31                                 For the year ended December 31
                       ---------------------------------------------------   -----------------------------------------------
                                                                                                 Investment
                                    Unit Value                                                     Income   Total Return Lowest
                         Units    Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                       ---------- ---------------------  ------------------  -----------------   ---------- ------------------
SAST MFS Total Return Portfolio Class 3
2014                     439,734  13.94    to    22.69       10,177,283       0.85% to 1.90%        1.82%    6.14%  to    7.26%
2013                     493,015  13.14    to    21.15       11,418,682       0.85% to 1.90%        2.08%   16.48%  to   17.70%
2012                     533,965  11.28    to    17.97       10,937,140       0.85% to 1.90%        2.62%    8.95%  to   10.10%
2011                     400,467  10.35    to    16.32        9,016,524       0.85% to 1.90%        2.42%   -0.24%  to    0.81%
2010                     387,980  10.38    to    16.19        9,254,773       0.85% to 1.90%        2.74%    7.70%  to    8.84%
SAST Total Return Bond Portfolio Class 1
2014                      63,256                 28.76        1,819,304                1.52%        1.31%                 3.23%
2013                      64,939                 27.86        1,809,288                1.52%        1.35%                -5.04%
2012                      75,751                 29.34        2,222,554                1.52%        3.08%                 5.65%
2011                      79,186                 27.77        2,198,647                1.52%        1.48%                 4.76%
2010                     100,163                 26.51        2,654,724                1.52%        2.75%                 4.74%
SAST Total Return Bond Portfolio Class 3
2014                   3,049,518  13.23    to    20.49       49,638,015       0.85% to 2.15%        1.06%    2.33%  to    3.66%
2013                   2,920,100  12.93    to    19.77       47,779,205       0.85% to 2.15%        1.28%   -5.87%  to   -4.64%
2012                   2,260,620  13.74    to    20.73       41,335,713       0.85% to 2.15%        3.15%    4.73%  to    6.10%
2011                   1,518,815  13.14    to    19.54       29,182,046       0.85% to 1.90%        1.33%    4.11%  to    5.20%
2010                     867,507  12.62    to    18.57       18,716,248       0.85% to 1.90%        2.77%    4.08%  to    5.18%
SAST Telecom Utility Portfolio Class 1
2014                      41,689                 24.84        1,035,527                1.52%        2.84%                10.79%
2013                      43,926                 22.42          984,791                1.52%        2.39%                18.17%
2012                      51,470                 18.97          976,464                1.52%        3.49%                11.76%
2011                      55,016                 16.98          933,891                1.52%        2.30%                 4.66%
2010                      63,117                 16.22        1,023,673                1.52%        2.74%                11.87%
SAST Telecom Utility Portfolio Class 3
2014                      73,372  17.38    to    18.12        1,444,334       0.85% to 1.90%        2.36%   10.10%  to   11.26%
2013                      74,373  15.79    to    16.29        1,383,110       0.85% to 1.90%        2.24%   17.43%  to   18.66%
2012                      61,891  13.45    to    13.73          995,144       0.85% to 1.90%        3.76%   11.06%  to   12.24%
2011                      42,670  12.11    to    12.23          667,010       0.85% to 1.90%        2.22%    4.01%  to    5.10%
2010                      38,776  11.64    to    11.91          598,110       1.30% to 1.90%        2.63%   11.17%  to   11.84%
SAST Equity Opportunities Portfolio Class 1
2014                      73,233                 29.77        2,180,016                1.52%        0.40%                 8.78%
2013                      85,275                 27.37        2,333,665                1.52%        0.55%                29.25%
2012                      98,537                 21.17        2,086,383                1.52%        0.94%                15.09%
2011                     114,953                 18.40        2,114,930                1.52%        0.55%                -1.61%
2010                     142,356                 18.70        2,662,042                1.52%        0.71%                15.32%
SAST Equity Opportunities Portfolio Class 3
2014                     139,544  14.72    to    19.77        2,859,405       0.85% to 2.15%        0.20%    7.82%  to    9.23%
2013                     104,710  13.65    to    18.10        2,165,843       0.85% to 2.15%        0.39%   28.12%  to   29.79%
2012                      80,172  10.65    to    13.94        1,408,017       0.85% to 2.15%        0.75%   13.93%  to   15.57%
2011                      64,246   9.37    to    12.06        1,103,418       0.85% to 1.90%        0.30%   -2.23%  to   -1.20%
2010                      75,916   9.59    to    12.21        1,345,023       0.85% to 1.90%        0.47%   14.59%  to   15.81%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                       At December 31                                  For the year ended December 31
                        ----------------------------------------------------   ----------------------------------------------
                                                                                                   Investment
                                      Unit Value                                                     Income   Total Return Lowest
                          Units     Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/  to Highest/(3)/
                        ----------- ---------------------  ------------------  -----------------   ---------- -----------------
SAST Aggressive Growth Portfolio Class 1
2014                        86,777                 20.48        1,776,752                1.52%        0.00%                -0.97%
2013                        99,861                 20.67        2,064,625                1.52%        0.00%                40.79%
2012                       111,324                 14.69        1,634,795                1.52%        0.00%                14.46%
2011                       137,650                 12.83        1,766,472                1.52%        0.00%                -3.46%
2010                       149,133                 13.29        1,982,324                1.52%        0.00%                19.34%
SAST Aggressive Growth Portfolio Class 3
2014                       209,773  12.53    to    13.04        3,296,044       0.85% to 1.90%        0.00%    -1.59% to   -0.55%
2013                       261,616  12.73    to    13.12        4,460,478       0.85% to 1.90%        0.00%    39.91% to   41.38%
2012                       174,080   9.10    to     9.28        2,146,977       0.85% to 1.90%        0.00%    13.74% to   14.95%
2011                       155,748   8.00    to     8.07        1,747,315       0.85% to 1.90%        0.00%    -4.06% to   -3.05%
2010                       106,400   8.33    to    12.70        1,360,440       0.85% to 1.77%        0.00%    18.74% to   19.84%
SAST International Growth and Income Portfolio Class 1
2014                       121,295                 15.35        1,862,039                1.52%        1.81%               -10.82%
2013                       133,039                 17.21        2,290,089                1.52%        2.00%                20.20%
2012                       149,962                 14.32        2,147,239                1.52%        2.26%                19.46%
2011                       177,099                 11.99        2,122,850                1.52%        2.94%               -15.09%
2010                       213,130                 14.12        3,008,942                1.52%        4.11%                 5.48%
SAST International Growth and Income Portfolio Class 3
2014                       722,249   8.58    to    12.72        9,497,621       0.85% to 1.90%        1.49%   -11.38% to  -10.44%
2013                       711,303   9.68    to    14.21       10,987,411       0.85% to 1.90%        1.72%    19.45% to   20.70%
2012                       860,858   8.11    to    11.77       11,156,703       0.85% to 1.90%        2.08%    18.71% to   19.96%
2011                       989,809   6.83    to     9.81       10,880,186       0.85% to 1.90%        2.90%   -15.63% to  -14.74%
2010                       963,613   8.09    to    11.51       12,654,748       0.85% to 1.90%        3.94%     4.82% to    5.93%
SAST Emerging Markets Portfolio Class 1
2014                        82,020                 17.46        1,431,782                1.52%        1.20%                -7.31%
2013                        97,610                 18.83        1,838,226                1.52%        0.54%                -4.84%
2012                       110,262                 19.79        2,182,164                1.52%        0.52%                16.96%
2011                       135,746                 16.92        2,296,390                1.52%        0.54%               -27.20%
2010                       175,647                 23.24        4,081,928                1.52%        1.42%                16.73%
SAST Emerging Markets Portfolio Class 3
2014                       561,685  10.13    to    22.50        7,841,166       0.85% to 2.15%        1.02%    -8.12% to   -6.92%
2013                       539,428  11.02    to    24.18        8,484,956       0.85% to 2.15%        0.32%    -5.67% to   -4.44%
2012                       509,140  11.68    to    25.30        8,682,864       0.85% to 2.15%        0.32%    15.93% to   17.45%
2011                       509,657  10.09    to    21.54        7,696,678       0.85% to 1.90%        0.41%   -27.66% to  -26.90%
2010                       422,559  13.94    to    29.47        9,266,456       0.85% to 1.90%        1.26%    16.00% to   17.22%
SAST SunAmerica Dynamic Strategy Portfolio Class 3
2014                    32,343,337  12.20    to    12.50      400,778,579       1.15% to 2.15%        0.46%     2.09% to    3.11%
2013                    14,396,161  11.95    to    12.13      173,521,294       1.15% to 2.15%        0.00%    15.06% to   16.21%
2012                     1,310,097  10.38    to    10.43       13,636,634       1.15% to 2.15%        1.64%     3.84% to    4.35%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                      At December 31                                 For the year ended December 31
                        ---------------------------------------------------   -----------------------------------------------
                                                                                                  Investment
                                     Unit Value                                                     Income   Total Return Lowest
                          Units    Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                        ---------- ---------------------  ------------------  -----------------   ---------- ------------------
SAST Real Estate Portfolio Class 1
2014                       49,371                 33.69        1,663,247                1.52%        1.35%                27.82%
2013                       52,438                 26.36        1,382,099                1.52%        1.11%                -3.56%
2012                       64,185                 27.33        1,754,291                1.52%        1.08%                15.46%
2011                       71,959                 23.67        1,703,348                1.52%        0.93%                 6.52%
2010                       91,472                 22.22        2,032,726                1.52%        1.81%                18.09%
SAST Real Estate Portfolio Class 3
2014                      757,155  11.20    to    42.20       14,052,885       0.85% to 2.15%        1.11%   26.70%  to   28.35%
2013                      924,631   8.84    to    32.88       14,216,942       0.85% to 2.15%        0.96%   -4.41%  to   -3.16%
2012                      826,943   9.25    to    33.95       13,912,288       0.85% to 2.15%        0.89%   14.45%  to   15.95%
2011                      723,263   8.09    to    29.28       11,755,340       0.85% to 1.90%        0.82%    5.85%  to    6.97%
2010                      552,844   7.64    to    27.38       10,172,626       0.85% to 1.90%        1.69%   17.35%  to   18.59%
SAST Dogs of Wall Street Portfolio Class 1
2014                       61,702                 22.67        1,399,065                1.52%        1.45%                 9.08%
2013                       62,689                 20.79        1,303,073                1.52%        1.41%                34.56%
2012                       72,984                 15.45        1,127,353                1.52%        2.07%                12.10%
2011                       80,349                 13.78        1,107,124                1.52%        2.20%                10.98%
2010                      101,592                 12.42        1,261,303                1.52%        2.83%                14.98%
SAST Dogs of Wall Street Portfolio Class 3
2014                      268,374  18.10    to    27.76        5,404,275       0.85% to 2.15%        1.39%    8.13%  to    9.54%
2013                      194,212  16.74    to    25.34        3,682,517       0.85% to 2.15%        1.46%   33.38%  to   35.12%
2012                      170,316  12.55    to    18.75        2,406,443       0.85% to 2.15%        1.98%   11.12%  to   12.58%
2011                      123,135  11.30    to    16.66        1,591,907       0.85% to 1.90%        2.19%   10.29%  to   11.45%
2010                      101,208  10.25    to    14.95        1,212,786       0.85% to 1.90%        2.81%   14.26%  to   15.46%
SAST Balanced Portfolio Class 1
2014                      129,195                 24.24        3,131,578                1.52%        1.37%                 9.76%
2013                      149,714                 22.08        3,306,159                1.52%        1.56%                17.68%
2012                      156,918                 18.77        2,944,371                1.52%        1.39%                11.42%
2011                      173,860                 16.84        2,927,929                1.52%        1.70%                 0.73%
2010                      219,622                 16.72        3,671,768                1.52%        1.93%                10.15%
SAST Balanced Portfolio Class 3
2014                      761,549  14.90    to    14.91       12,034,582       0.85% to 1.90%        1.20%    9.07%  to   10.22%
2013                      693,641  13.51    to    13.67       10,145,275       0.85% to 1.90%        1.39%   16.94%  to   18.17%
2012                      656,806  11.44    to    11.69        8,202,125       0.85% to 1.90%        1.52%   10.72%  to   11.89%
2011                      103,301  10.22    to    10.56        1,489,774       0.85% to 1.90%        1.80%    0.10%  to    1.16%
2010                       70,391  10.10    to    10.55        1,097,844       0.85% to 1.90%        1.78%    9.46%  to   10.61%
SST Allocation Balanced Portfolio Class 3
2014                    1,182,600  13.72    to    14.53       16,598,874       1.30% to 1.90%        1.28%    3.34%  to    4.12%
2013                    1,030,438  13.27    to    13.69       13,924,876       1.30% to 1.90%        1.92%    9.38%  to   10.04%
2012                      866,507  12.13    to    12.44       10,676,636       1.30% to 1.90%        1.36%    8.62%  to    9.28%
2011                      396,382  11.17    to    11.39        4,494,956       1.30% to 1.90%        1.52%   -1.43%  to   -0.84%
2010                      148,850  11.33    to    11.48        1,708,086       1.30% to 1.90%        5.94%    6.05%  to    6.72%

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, follows:

                                      At December 31                                 For the year ended December 31
                        ---------------------------------------------------   -----------------------------------------------
                                                                                                  Investment
                                     Unit Value                                                     Income   Total Return Lowest
                          Units    Lowest to Highest ($)  Net Assets ($)/(4)/ Expense Ratio/(1)/  Ratio/(2)/ to Highest/(3)/
                        ---------- ---------------------  ------------------  -----------------   ---------- ------------------
SST Allocation Moderate Portfolio Class 3
2014                    1,041,310  13.67    to    14.32       14,699,201       1.30% to 2.15%        1.09%    3.02%  to    3.90%
2013                    1,017,491  13.27    to    13.79       13,860,740       1.30% to 2.15%        1.59%   11.99%  to   12.95%
2012                      891,862  11.85    to    12.21       10,785,246       1.30% to 2.15%        1.23%    9.38%  to   10.32%
2011                      597,518  10.85    to    11.06        6,584,735       1.30% to 1.90%        1.36%   -3.75%  to   -3.17%
2010                      142,836  11.27    to    11.43        1,629,705       1.30% to 1.90%        4.82%    7.00%  to    7.62%
SST Allocation Moderate Growth Portfolio Class 3
2014                      694,314  13.69    to    14.54        9,730,120       1.15% to 1.90%        1.03%    3.17%  to    3.94%
2013                      678,138  13.27    to    13.99        9,177,599       1.15% to 1.90%        1.45%   15.09%  to   15.96%
2012                      583,071  11.53    to    12.07        6,833,251       1.15% to 1.90%        1.22%   10.76%  to   11.60%
2011                      389,181  10.41    to    10.81        4,112,751       1.15% to 1.90%        1.53%   -5.37%  to   -4.66%
2010                       88,273  10.96    to    11.34          980,010       1.15% to 1.80%        5.49%    7.71%  to    8.38%
SST Allocation Growth Portfolio Class 3
2014                      175,700  14.23    to    15.14        2,568,649       1.30% to 1.90%        0.67%    3.25%  to    4.03%
2013                      159,412  13.79    to    14.26        2,247,216       1.30% to 1.90%        0.88%   21.36%  to   22.09%
2012                      127,731  11.36    to    11.68        1,480,207       1.30% to 1.90%        0.90%   12.70%  to   13.38%
2011                      121,539  10.08    to    10.30        1,245,468       1.30% to 1.90%        1.21%   -8.36%  to   -7.81%
2010                       18,629  11.00    to    11.17          207,442       1.30% to 1.90%        2.62%    8.60%  to    9.39%
SST Real Return Portfolio Class 3
2014                    1,613,879  11.06    to    11.93       18,334,136       0.85% to 2.15%        0.00%   -0.53%  to    0.77%
2013                    1,436,137  11.11    to    11.83       16,298,513       0.85% to 2.15%        0.80%   -7.25%  to   -6.04%
2012                    1,072,495  11.98    to    12.60       13,039,978       0.85% to 2.15%        2.92%    1.58%  to    2.91%
2011                      657,278  11.80    to    12.24        7,824,471       0.85% to 1.90%        0.00%    4.01%  to    5.10%
2010                      242,390  11.35    to    11.64        2,763,425       0.85% to 1.90%        2.58%    0.44%  to    1.35%

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see Note 4. The minimum and maximum ratios shown include subaccounts that may not have net assets.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
(4) These amounts represent the net asset value before the adjustments allocated to the contracts in payout period.

FS VARIABLE SEPARATE ACCOUNT
OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - SUBSEQUENT EVENTS

Management has evaluated Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through April 27, 2015. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK
Audited GAAP Financial Statements
At December 31, 2014 and 2013 and for
the three years ended December 31, 2014

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
INDEX TO FINANCIAL STATEMENTS

                                                                                                PAGE
                                                                                                ----
Report of Independent Registered Public Accounting Firm                                            2
Balance Sheets at December 31, 2014 and 2013                                                       3
Statements of Income for the years ended December 31, 2014, 2013 and 2012                          4
Statements of Comprehensive Income (Loss) for the years ended December 31, 2014, 2013 and 2012     5
Statements of Equity for the years ended December 31, 2014, 2013 and 2012                          6
Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012                      7
Notes to Financial Statements                                                                      8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK:

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income (loss), equity and cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2015

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
BALANCE SHEETS

                                                                                                              DECEMBER 31,
                                                                                                            -----------------
                                                                                                             2014     2013
(in millions, except for share data)                                                                        ------- ---------
                                                                                                                    (Revised)
ASSETS:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2014 - $18,978; 2013 - $19,212)          $20,217  $19,696
          Other bond securities, at fair value                                                                  246      220
       Equity securities:
          Preferred stock, available for sale, at fair value (cost: 2014 - $1; 2013 - $1)                         1        2
       Mortgage and other loans receivable, net of allowance                                                  2,289    1,938
       Other invested assets (portion measured at fair value: 2014 - $476; 2013 - $327)                       1,158      978
       Short-term investments (portion measured at fair value: 2014 - $41; 2013 - $678)                         101      905
                                                                                                            -------  -------
          Total investments                                                                                  24,012   23,739
   Cash                                                                                                          31       28
   Accrued investment income                                                                                    192      202
   Amounts due from related parties                                                                              12       58
   Premiums and other receivables, net of allowance                                                              67       70
   Reinsurance assets, net of allowance                                                                         266      269
   Derivative assets, at fair value                                                                              36       10
   Deferred policy acquisition costs                                                                            334      378
   Deferred sales inducements                                                                                    18       23
   Current income tax receivable                                                                                 66       --
   Deferred income taxes                                                                                        261      449
   Other assets                                                                                                  14       30
   Separate account assets, at fair value                                                                     4,563    1,709
                                                                                                            -------  -------
TOTAL ASSETS                                                                                                $29,872  $26,965
                                                                                                            =======  =======
LIABILITIES:
   Future policy benefits for life and accident and health insurance contracts                              $ 6,108  $ 5,976
   Policyholder contract deposits (portion measured at fair value: 2014 - $75; 2013 - $19)                   14,037   13,952
   Policy claims and benefits payable                                                                           216      237
   Other policyholder funds                                                                                     352      347
   Income taxes payable to parent                                                                                --       48
   Notes payable--to third parties, net                                                                           5       10
   Amounts due to related parties                                                                                81       71
   Securities lending payable                                                                                    --      727
   Derivative liabilities, at fair value                                                                         11       15
   Other liabilities                                                                                            165      160
   Separate account liabilities                                                                               4,563    1,709
                                                                                                            -------  -------
TOTAL LIABILITIES                                                                                            25,538   23,252
                                                                                                            -------  -------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 13)
SHAREHOLDER'S EQUITY:
   Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding                                4        4
   Additional paid-in capital                                                                                 3,334    3,334
   Retained earnings                                                                                            380      171
   Accumulated other comprehensive income                                                                       616      204
                                                                                                            -------  -------
TOTAL SHAREHOLDER'S EQUITY                                                                                    4,334    3,713
                                                                                                            -------  -------
TOTAL LIABILITIES AND EQUITY                                                                                $29,872  $26,965
                                                                                                            =======  =======

See accompanying Notes to Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
STATEMENTS OF INCOME

                                                                                     Years Ended December 31,
                                                                                     -----------------------
(dollars in millions)                                                                 2014     2013    2012
---------------------                                                                ------   ------  ------
REVENUES:
   Premiums                                                                          $  344   $  466  $  503
   Policy fees                                                                          245      221     217
   Net investment income                                                              1,251    1,286   1,238
   Net realized capital gains:
       Total other-than-temporary impairments on available for sale securities          (18)     (36)    (25)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in other comprehensive income (loss)             (2)       3     (21)
                                                                                     ------   ------  ------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income                                                       (20)     (33)    (46)
       Other realized capital gains                                                      33      521     201
                                                                                     ------   ------  ------
   Total net realized capital gains                                                      13      488     155
       Other income                                                                     107      135      58
                                                                                     ------   ------  ------
TOTAL REVENUES                                                                        1,960    2,596   2,171
                                                                                     ------   ------  ------
BENEFITS AND EXPENSES:
   Policyholder benefits                                                                648    1,307   1,035
   Interest credited to policyholder account balances                                   420      444     494
   Amortization of deferred policy acquisition costs                                     72       53      87
   General and administrative expenses                                                  136      145     127
   Commissions                                                                           94      122     130
                                                                                     ------   ------  ------
TOTAL BENEFITS AND EXPENSES                                                           1,370    2,071   1,873
                                                                                     ------   ------  ------
INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)                                              590      525     298
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                               82       60      16
   Deferred                                                                             123     (188)    (82)
                                                                                     ------   ------  ------
INCOME TAX EXPENSE (BENEFIT)                                                            205     (128)    (66)
                                                                                     ------   ------  ------
NET INCOME                                                                           $  385   $  653  $  364
                                                                                     ======   ======  ======

See accompanying Notes to Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                  Years Ended
                                                                  December 31,
                                                             ---------------------
(dollars in millions)                                         2014    2013    2012
---------------------                                        -----  -------  -----
NET INCOME                                                   $ 385  $   653  $ 364
                                                             -----  -------  -----
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX
   Change in unrealized appreciation (depreciation) of
     fixed maturity investments on which other-than-
     temporary credit impairments were taken                    11        9    (52)
   Change in unrealized appreciation (depreciation) of all
     other investments                                         581   (1,050)   675
   Adjustments to deferred policy acquisition costs and
     deferred sales inducements                                (41)     105   (125)
   Change in insurance loss recognition                       (139)     374    (85)
                                                             -----  -------  -----
OTHER COMPREHENSIVE INCOME (LOSS)                              412     (562)   413
                                                             -----  -------  -----
COMPREHENSIVE INCOME                                         $ 797  $    91  $ 777
                                                             =====  =======  =====

See accompanying Notes to Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
STATEMENTS OF EQUITY

                                                Retained    Accumulated
                                   Additional   Earnings       Other
                            Common  Paid-in   (Accumulated Comprehensive Total
(in millions)               Stock   Capital     Deficit)      Income     Equity
-------------               ------ ---------- ------------ ------------- ------
Balance, January 1, 2012     $ 4     $3,961      $(846)        $ 353     $3,472
                             ---     ------      -----         -----     ------
Net income                    --         --        364            --        364
Other comprehensive income    --         --         --           413        413
Return of capital             --       (221)        --            --       (221)
                             ---     ------      -----         -----     ------
Balance, December 31, 2012   $ 4     $3,740      $(482)        $ 766     $4,028
                             ===     ======      =====         =====     ======
Net income                    --         --        653            --        653
Other comprehensive loss      --         --         --          (562)      (562)
Return of capital             --       (406)        --            --       (406)
                             ---     ------      -----         -----     ------
Balance, December 31, 2013   $ 4     $3,334      $ 171         $ 204     $3,713
                             ===     ======      =====         =====     ======
Net income                    --         --        385            --        385
Dividends                     --         --       (176)           --       (176)
Other comprehensive income    --         --         --           412        412
                             ---     ------      -----         -----     ------
Balance, December 31, 2014   $ 4     $3,334      $ 380         $ 616     $4,334
                             ===     ======      =====         =====     ======

See accompanying Notes to Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
STATEMENTS OF CASH FLOWS

                                                                                                  Years Ended December 31,
                                                                                                ---------------------------
(in millions)                                                                                     2014     2013      2012
-------------                                                                                   -------  --------- ---------
                                                                                                         (Revised) (Revised)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                                   $   385   $   653   $   364
                                                                                                -------   -------   -------
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
       Interest credited to policyholder account balances                                           420       444       494
       Amortization of deferred policy acquisition costs                                             72        53        87
       Depreciation and amortization                                                                 --         1         3
       Fees charged for policyholder contract deposits                                             (196)     (182)     (190)
       Net realized capital gains                                                                   (13)     (488)     (155)
       Unrealized losses (gains) in earnings, net                                                   (81)      (51)       18
       Equity in income of partnerships and other invested assets                                   (28)      (46)      (20)
       Accretion of net premium/discount on investments                                            (181)     (165)     (137)
       Capitalized interest                                                                         (13)      (17)      (15)
       Provision for deferred income taxes                                                          123      (188)      (82)
   CHANGES IN OPERATING ASSETS AND LIABILITIES:
       Accrued investment income                                                                     10        14         1
       Amounts due to/from related parties                                                           54       (27)      (14)
       Reinsurance assets                                                                             3        21         3
       Deferred policy acquisition costs                                                            (74)      (63)      (38)
       Deferred sales inducements                                                                    --        (2)       (1)
       Current income tax receivable/payable                                                       (116)       95       (62)
       Future policy benefits                                                                      (103)      542       274
       Other policyholders' funds                                                                    (3)      (15)      (43)
       Other, net                                                                                    41       (32)       66
                                                                                                -------   -------   -------
   Total adjustments                                                                                (85)     (106)      189
                                                                                                -------   -------   -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                           300       547       553
                                                                                                =======   =======   =======
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from (payments for)
   Sales or distribution of:
       Available for sale investments                                                             1,367     5,049     2,729
       Other investments, excluding short-term investments                                           94       156       133
   Redemption and maturities of fixed maturity securities available for sale                      1,603     1,768     1,553
   Principal payments received on sales and maturities of mortgage and other loans receivable       232       217        93
   Redemption and maturities of other investments, excluding short-term investments                  38        81       160
   Purchase of:
       Available for sale investments                                                            (2,552)   (6,176)   (3,828)
       Mortgage and other loans receivable                                                         (583)     (385)     (312)
       Other investments, excluding short-term investments                                         (207)     (587)     (406)
   Net change in short-term investments                                                             804        46      (844)
   Other, net                                                                                        --        (1)        3
                                                                                                -------   -------   -------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                                 796       168      (719)
                                                                                                =======   =======   =======
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholder contract deposits                                                                 1,234     1,078       699
   Policyholder contract withdrawals                                                             (1,275)   (1,191)   (1,060)
   Net exchanges to/from separate accounts                                                         (158)     (119)      (57)
   Repayment of notes payable                                                                        (5)       --        --
   Federal Home Loan Bank borrowings                                                                 --        --        10
   Change in securities lending payable                                                            (727)      (57)      784
   Cash overdrafts                                                                                   (7)       (2)        4
   Dividends and return of capital paid to Parent Company, net of cash contributions               (155)     (406)     (221)
                                                                                                -------   -------   -------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                              (1,093)     (697)      159
                                                                                                =======   =======   =======
Net increase (decrease) in cash                                                                       3        18        (7)
Cash at beginning of year                                                                            28        10        17
                                                                                                -------   -------   -------
CASH AT END OF YEAR                                                                             $    31   $    28   $    10
                                                                                                =======   =======   =======
SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION
CASH PAID DURING THE PERIOD FOR:
   Taxes                                                                                            185       (18)       86
NON-CASH ACTIVITIES:
   Sales inducements credited to policyholder contract deposits                                       4        13        23
   Non-cash dividends declared                                                                       21        --        --

See accompanying Notes to Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The United States Life Insurance Company in the City of New York (USL), is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "USL," "we," "us" or "our" mean The United States Life Insurance Company in the City of New York and the term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

We offer a broad portfolio of individual fixed and variable annuity and life products, group insurance and certain credit products. We are licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. We are also licensed in American Samoa, U.S Virgin Islands, and Guam.

Our individual annuity products include fixed and equity index annuities, immediate annuities, terminal funding annuities, structured settlement contracts and annuities directed at the market for tax-deferred, long-term savings products. These individual annuity products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions, affiliated and independent broker-dealers and full-service securities firms.

Our individual life insurance products include universal life, term life, whole life and interest-sensitive whole life. These are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions.

Our group insurance products include group life, accidental death and dismemberment (AD&D), dental, excess major medical, vision and disability coverage, which are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

Our credit products include credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). Certain prior period items have been reclassified to conform to the current period's presentation.

PRESENTATION CHANGES

Policy fees related to features accounted for as embedded derivatives in variable annuity products, including guaranteed minimum withdrawal benefits and guaranteed minimum account value benefits, are included in the fair value measurement of embedded derivatives. Effective December 31, 2014, we reclassified fees related to these embedded derivatives to net realized capital gains, with no effect to the fair value measurement of the embedded derivatives, net income or shareholder's equity. Accordingly, a portion of prior period policy fees have been reclassified to net realized capital gains to conform to the current period presentation. See Note 11 for information on variable annuity guaranteed benefit features and Note 3 for discussion of the fair value measurement of embedded policy derivatives, including our policy on classification of fees.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE EFFECT OF THE CHANGE IN PRESENTATION OF THESE POLICY FEES ON THE PRIOR PERIOD FINANCIAL STATEMENTS WAS AS FOLLOWS:

                                                                             As
                                                                         Previously Effect of      As
(in millions)                                                             Reported   Change   Reclassified
-------------                                                            ---------- --------- ------------
STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2013:
       Revenues:
          Policy fees                                                      $ 230       $(9)      $ 221
          Other net realized capital gains (losses)                          512         9         521
STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2013:
   Cash flows from operating activities:
       Adjustments to reconcile net income to net cash provided by operating activities:
          Fees charged for policyholder contract deposits                   (191)        9        (182)
          Net realized capital (gains) losses                               (479)       (9)       (488)
STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2012:
   Revenues:
          Policy fees                                                        223        (6)        217
          Other net realized capital gains (losses)                          195         6         201
STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2012:
   Cash flows from operating activities:
       Adjustments to reconcile net income to net cash provided by operating activities:
          Fees charged for policyholder contract deposits                   (196)        6        (190)
          Net realized capital (gains) losses                               (149)       (6)       (155)

OUT OF PERIOD ADJUSTMENTS

In 2013, we recorded out of period adjustments to correct errors related to prior periods, which resulted in a $7 million increase to pre-tax income, a $15 million increase to net income and a $20 million increase to comprehensive income for the year ended December 31, 2013. We have evaluated the effect of these out of period adjustments on prior years and on the year in which they were corrected, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements.

REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS

The Balance Sheet at December 31, 2013 and the Statements of Cash Flows for the years ended December 31, 2013 and 2012 have been revised to correct the classification of certain items that had been reported in cash and short-term investments. These revisions had no impact on total assets, total liabilities or shareholder's equity in the prior periods that were revised. We evaluated the impact of these items on the respective balance sheet line items and on the categories within the statement of cash flows. The reclassifications included:

    . Correction of the classification of certain collateral margin accounts related to derivative transactions from short-term investments to premiums and other receivables; and

    . Correction of the classification of certain accounts between cash and short-term investments to correctly reflect the nature of the related account as either a non-interest bearing depository account or an interest-bearing account.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


After evaluating the quantitative and qualitative aspects of these corrections, the revisions were not considered to be material, individually or in aggregate, to the previously issued 2013 and 2012 financial statements. The net effects on the financial statements resulting from these revisions were as follows:

                                                                     As
                                                                 Previously Effect of   As
(in millions)                                                     Reported   Change   Revised
-------------                                                    ---------- --------- -------
BALANCE SHEET AT DECEMBER 31, 2013
   Short-term investments                                          $ 912      $ (7)    $ 905
   Cash                                                               30        (2)       28
   Premiums and other receivables, net of allowance                   61         9        70
STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2013:
   Cash flows from investing activities:
       Net change in short-term investments                           42         4        46
       Other, net                                                     --        (1)       (1)
       Net cash provided by investing activities                     165         3       168
   Net increase (decrease) in cash                                    15         3        18
   Cash at beginning of year                                          15        (5)       10
   Cash at end of year                                                30        (2)       28
STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2012:
   Cash flows from investing activities:
       Net change in short-term investments                         (849)        5      (844)
       Other, net                                                     --         3         3
       Net cash provided by (used in) investing activities          (728)        9      (719)
   Net increase (decrease) in cash                                   (16)        9        (7)
   Cash at beginning of year                                          31       (14)       17
   Cash at end of year                                                15        (5)       10

USE OF ESTIMATES

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

.. income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

.. valuation of future policy benefit liabilities and timing and extent of loss recognition;

.. valuation of liabilities for guaranteed benefit features of variable annuity products;

.. recoverability of assets, including deferred policy acquisition costs (DAC) and reinsurance;

..  estimated gross profits (EGP) to value DAC for investment-oriented products;

.. impairment charges, including other-than-temporary impairments on available for sale securities; and

..  fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our financial condition, results of operations and cash flows could be materially affected.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Financial Statements, with a reference to the Note where a detailed description can be found:

Note 4.   Investments
              .  Fixed maturity and equity securities
              .  Other invested assets
              .  Short-term investments
              .  Net investment income
              .  Net realized capital gains (losses)
              .  Other-than-temporary impairments
Note 5.   Lending Activities
              .  Mortgage and other loans receivable - net of allowance
Note 6.   Reinsurance
              .  Reinsurance assets, net of allowance
Note 7.   Derivatives and Hedge Accounting
              .  Derivative assets and liabilities, at fair value
Note 8.   Deferred Policy Acquisition Costs
              .  Deferred policy acquisition costs
              .  Amortization of deferred policy acquisition costs
              .  Deferred sales inducements
Note 10.  Insurance Liabilities
              .  Future policy benefits
              .  Policyholder contract deposits
              .  Other policyholder funds
Note 11.  Variable Life and Annuity Contracts
Note 12.  Debt
              .  Long-term debt
Note 13.  Commitments and contingencies
              .  Legal contingencies
Note 16.  Income Taxes

OTHER SIGNIFICANT ACCOUNTING POLICIES

PREMIUMS for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in policyholder benefits in the Statements of Income.

Premiums on accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserves for unearned premiums includes the portion of premiums written relating to the unexpired terms of coverage.

Reinsurance premiums ceded are recognized as a reduction in revenues over the period the reinsurance coverage is provided in proportion to the risks to which the premiums relate.

POLICY FEES represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

OTHER INCOME primarily includes brokerage commissions, advisory fee income and income from legal settlements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CASH represents cash on hand and non-interest bearing demand deposits.

OTHER ASSETS consist of prepaid expenses, deposits, other deferred charges, other fixed assets and capitalized software costs.

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and we must demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Statements of Income.

See Note 8 for additional information on deferred sales inducements.

SEPARATE ACCOUNTS represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds.

For additional discussion of separate accounts, see Note 11.

OTHER LIABILITIES include other funds on deposit, other payables, and securities sold under agreements to repurchase.

ACCOUNTING STANDARDS ADOPTED DURING 2014

Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward. When the carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax asset.

We adopted the standard on its required effective date of January 1, 2014 on a prospective basis. The adoption of this standard had no material effect on our consolidated financial condition, results of operations or cash flows.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The new standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but affects the revenue recognition for certain of our other activities.

The standard is effective for interim and annual reporting periods beginning after December 15, 2016 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is not permitted. We plan to adopt the standard with an effective date of January 1, 2018, which reflects proposed one-year deferral by the FASB and are assessing the impact of the standard on our financial condition, results of operations and cash flows.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

We carry certain financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three levels based on the observability of valuation inputs:

.. LEVEL 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. LEVEL 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. LEVEL 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALUATION METHODOLOGIES OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE

Incorporation of Credit Risk in Fair Value Measurements

.. OUR OWN CREDIT RISK. Fair value measurements for certain freestanding derivatives incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap
   (CDS) or cash bond spreads. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we posted with the counterparty at the balance sheet date. We calculate the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

.. COUNTERPARTY CREDIT RISK. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Inter-Bank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by management, through periodic discussion with, and information provided by, the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

We have control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, we have conducted comparisons of prices received from available sources. We have used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Short-term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives

Certain variable annuity and equity index annuity and life contracts contain embedded policy derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within policyholder contract deposits. We have concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity index annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

With respect to embedded policy derivatives in our variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk-neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
variables to funds, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded policy derivatives and related fees are classified in net realized gains (losses) as collected, consistent with other changes in the fair value of these embedded policy derivatives. Any additional fees not attributed to the embedded derivative are excluded from the fair value measurement and classified in policy fees as collected.

With respect to embedded policy derivatives in our equity index annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. These methodologies incorporate an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

We also incorporate our own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity index annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

THE FOLLOWING TABLE PRESENTS INFORMATION ABOUT ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS, AND INDICATES THE LEVEL OF THE FAIR VALUE MEASUREMENT BASED ON THE OBSERVABILITY OF THE INPUTS USED:

DECEMBER 31, 2014                                                                             COUNTERPARTY    CASH
(in millions)                                                         LEVEL 1 LEVEL 2 LEVEL 3 NETTING/(A)/ COLLATERAL  TOTAL
-----------------                                                     ------- ------- ------- ------------ ---------- -------
ASSETS:
Bonds available for sale:
   U.S. government and government sponsored entities                  $   --  $    54 $   --      $ --        $ --    $    54
   Obligations of states, municipalities and political subdivisions       --      408    141        --          --        549
   Non-U.S. governments                                                   --      469     --        --          --        469
   Corporate debt                                                         --   13,236    215        --          --     13,451
   RMBS                                                                   --    1,120  1,710        --          --      2,830
   CMBS                                                                   --      881    412        --          --      1,293
   CDO/ABS                                                                --      734    837        --          --      1,571
                                                                      ------  ------- ------      ----        ----    -------
Total bonds available for sale                                            --   16,902  3,315        --          --     20,217
                                                                      ------  ------- ------      ----        ----    -------
Other bond securities:
   RMBS                                                                   --       27     69        --          --         96
   CMBS                                                                   --        3      7        --          --         10
   CDO/ABS                                                                --        9    131        --          --        140
                                                                      ------  ------- ------      ----        ----    -------
Total other bond securities                                               --       39    207        --          --        246
                                                                      ------  ------- ------      ----        ----    -------
Equity securities available for sale:
   Preferred stock                                                         1       --     --        --          --          1
                                                                      ------  ------- ------      ----        ----    -------
Total equity securities available for sale                                 1       --     --        --          --          1
                                                                      ------  ------- ------      ----        ----    -------
Other invested assets/(b)/                                                --      361    115        --          --        476
Short-term investments/(c)/                                               19       22     --        --          --         41
Derivative assets:
   Interest rate contracts                                                --       23     --        --          --         23
   Foreign exchange contracts/(d)/                                        --        7     --        --          --          7
   Equity contracts                                                        4       --     --        --          --          4
   Other contracts                                                        --       --      2        --          --          2
                                                                      ------  ------- ------      ----        ----    -------
Total derivative assets                                                    4       30      2        --          --         36
                                                                      ------  ------- ------      ----        ----    -------
Separate account assets                                                2,038    2,525     --        --          --      4,563
                                                                      ------  ------- ------      ----        ----    -------
Total                                                                 $2,062  $19,879 $3,639      $ --        $ --    $25,580
                                                                      ======  ======= ======      ====        ====    =======
LIABILITIES:
Policyholder contract deposits/(e)/                                   $   --  $    -- $   75      $ --        $ --    $    75
Derivative liabilities:
   Foreign exchange contracts                                             --       11     --        --          --         11
                                                                      ------  ------- ------      ----        ----    -------
Total derivative liabilities                                              --       11     --        --          --         11
                                                                      ------  ------- ------      ----        ----    -------
Total                                                                 $   --  $    11 $   75      $ --        $ --    $    86
                                                                      ======  ======= ======      ====        ====    =======

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


DECEMBER 31, 2013                                                                             COUNTERPARTY    CASH
(in millions)                                                         LEVEL 1 LEVEL 2 LEVEL 3 NETTING/(A)/ COLLATERAL  TOTAL
-----------------                                                     ------- ------- ------- ------------ ---------- -------
ASSETS:
Bonds available for sale:
   U.S. government and government sponsored entities                  $   --  $    56 $   --      $--         $--     $    56
   Obligations of states, municipalities and political subdivisions       --      346    102       --          --         448
   Non-U.S. governments                                                   --      426     --       --          --         426
   Corporate debt                                                         --   13,634    160       --          --      13,794
   RMBS                                                                   --    1,184  1,357       --          --       2,541
   CMBS                                                                   --      402    649       --          --       1,051
   CDO/ABS                                                                --      374  1,006       --          --       1,380
                                                                      ------  ------- ------      ---         ---     -------
Total bonds available for sale                                            --   16,422  3,274       --          --      19,696
                                                                      ------  ------- ------      ---         ---     -------
Other bond securities:
   RMBS                                                                   --       29     39       --          --          68
   CMBS                                                                   --       --     10       --          --          10
   CDO/ABS                                                                --       10    132       --          --         142
                                                                      ------  ------- ------      ---         ---     -------
Total other bond securities                                               --       39    181       --          --         220
                                                                      ------  ------- ------      ---         ---     -------
Equity securities available for sale:
   Preferred stock                                                        --        2     --       --          --           2
                                                                      ------  ------- ------      ---         ---     -------
Total equity securities available for sale                                --        2     --       --          --           2
                                                                      ------  ------- ------      ---         ---     -------
Other invested assets/(b)/                                                --      176    151       --          --         327
Short-term investments/(c)/                                                2      676     --       --          --         678
Derivative assets:
   Interest rate contracts                                                 1       --     --       --          --           1
   Equity contracts                                                        9       --     --       --          --           9
                                                                      ------  ------- ------      ---         ---     -------
Total derivative assets                                                   10       --     --       --          --          10
                                                                      ------  ------- ------      ---         ---     -------
Separate account assets                                                1,517      192     --       --          --       1,709
                                                                      ------  ------- ------      ---         ---     -------
Total                                                                 $1,529  $17,507 $3,606      $--         $--     $22,642
                                                                      ======  ======= ======      ===         ===     =======
LIABILITIES:
Policyholder contract deposits/(e)/                                   $   --  $    -- $   19      $--         $--     $    19
Derivative liabilities:
   Interest rate contracts                                                --       15     --       --          --          15
                                                                      ------  ------- ------      ---         ---     -------
Total derivative liabilities                                              --       15     --       --          --          15
                                                                      ------  ------- ------      ---         ---     -------
Total                                                                 $   --  $    15 $   19      $--         $--     $    34
                                                                      ======  ======= ======      ===         ===     =======

(a) Represents netting of derivative exposures covered by qualifying master netting agreements.
(b) Amounts exclude other invested assets not carried at fair value on a recurring basis.
(c) Amounts exclude short-term investments that are carried at cost.
(d) In 2014, we reclassified cross-currency swaps from interest rate contracts to foreign exchange contracts. This change was applied prospectively.
(e) Amounts presented for policyholder contract deposits in the tables exclude those not measured at estimated fair value on a recurring basis.

At December 31, 2014 and 2013, Level 3 assets were 12.2 percent and 13.4 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.1 percent of total liabilities, respectively.

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. In 2014, we transferred $1 million of preferred stock from Level 2 to Level 1. We had no significant transfers from Level 2 to Level 1 during 2013 and no significant transfers from Level 1 to Level 2 during 2014 and 2013.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

THE FOLLOWING TABLES PRESENT CHANGES DURING 2014 AND 2013 IN LEVEL 3 ASSETS (LIABILITIES) MEASURED AT FAIR VALUE ON A RECURRING BASIS, AND THE REALIZED AND UNREALIZED GAINS (LOSSES) RELATED TO THE LEVEL 3 ASSETS (LIABILITIES) IN THE BALANCE SHEETS AT DECEMBER 31, 2014 AND 2013:

                                                                                                                    Changes in
                                                                                                                    Unrealized
                                                 Net                                                                  Gains
                                             Realized and                                                            (Losses)
                                              Unrealized                 Purchases,                                  Included
                                     Fair       Gains                      Sales,                          Fair     in Income
                                     Value     (Losses)       Other     Issuances and   Gross     Gross    Value  on Instruments
                                   Beginning   Included   Comprehensive Settlements,  Transfers Transfers   End    Held at End
(in millions)                       of Year   in Income   Income (Loss)      Net         in        out    of Year    of Year
-------------                      --------- ------------ ------------- ------------- --------- --------- ------- --------------
DECEMBER 31, 2014
ASSETS:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                   $  102       $ --         $ 26          $ 19        $ --     $    (6) $  141       $--
   Corporate debt                      160          3           (1)          (27)        147         (67)    215        --
   RMBS                              1,357         85            8           198          62          --   1,710        --
   CMBS                                649          9           17             4           9        (276)    412        --
   CDO/ABS                           1,006         24          (12)           81         236        (498)    837        --
                                    ------       ----         ----          ----        ----     -------  ------       ---
Total bonds available for sale       3,274        121           38           275         454        (847)  3,315        --
                                    ------       ----         ----          ----        ----     -------  ------       ---
Other bond securities:
   RMBS                                 39          3           --            27          --          --      69         2
   CMBS                                 10         --           --            --          --          (3)      7        --
   CDO/ABS                             132         24           --           (25)         --          --     131        16
                                    ------       ----         ----          ----        ----     -------  ------       ---
Total other bond securities            181         27           --             2          --          (3)    207        18
                                    ------       ----         ----          ----        ----     -------  ------       ---
Other invested assets                  151         16            6            67          35        (160)    115        --
                                    ------       ----         ----          ----        ----     -------  ------       ---
Total                               $3,606       $164         $ 44          $344        $489     $(1,010) $3,637       $18
                                    ======       ====         ====          ====        ====     =======  ======       ===
LIABILITIES:
Policyholder contract deposits      $  (19)      $(63)        $ --          $  7        $ --     $    --  $  (75)      $--
Derivative assets (liabilities),
  net:
   Other contracts                      --          6           --            (4)         --          --       2         6
                                    ------       ----         ----          ----        ----     -------  ------       ---
Total                               $  (19)      $(57)        $ --          $  3        $ --     $    --  $  (73)      $ 6
                                    ======       ====         ====          ====        ====     =======  ======       ===
December 31, 2013
ASSETS:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                   $  136       $ 16         $(41)         $ (2)       $ --     $    (7) $  102       $--
   Corporate debt                      203          5           (1)          (76)         33          (4)    160        --
   RMBS                              1,062         66           31           191           7          --   1,357        --
   CMBS                                652         (1)          22           (31)          8          (1)    649        --
   CDO/ABS                             767         22           15           159          91         (48)  1,006        --
                                    ------       ----         ----          ----        ----     -------  ------       ---
Total bonds available for sale       2,820        108           26           241         139         (60)  3,274        --
                                    ------       ----         ----          ----        ----     -------  ------       ---
Other bond securities:
   RMBS                                  6          1           --            32          --          --      39         1
   CMBS                                 11         (1)          --            --          --          --      10         2
   CDO/ABS                               9         17           --           106          --          --     132         7
                                    ------       ----         ----          ----        ----     -------  ------       ---
Total other bond securities             26         17           --           138          --          --     181        10
                                    ------       ----         ----          ----        ----     -------  ------       ---
Equity securities available for
  sale:
   Preferred stock                       4         --           --            (4)         --          --      --        --
                                    ------       ----         ----          ----        ----     -------  ------       ---
Total equity securities available
  for sale                               4         --           --            (4)         --          --      --        --
                                    ------       ----         ----          ----        ----     -------  ------       ---
Other invested assets                   37          8            3           103          --          --     151        --
                                    ------       ----         ----          ----        ----     -------  ------       ---
Total                               $2,887       $133         $ 29          $478        $139     $   (60) $3,606       $10
                                    ======       ====         ====          ====        ====     =======  ======       ===
LIABILITIES:
Policyholder contract deposits      $  (59)      $ 23         $ --          $ 17        $ --     $    --  $  (19)      $--
                                    ------       ----         ----          ----        ----     -------  ------       ---
Total                               $  (59)      $ 23         $ --          $ 17        $ --     $    --  $  (19)      $--
                                    ======       ====         ====          ====        ====     =======  ======       ===

NET REALIZED AND UNREALIZED GAINS AND LOSSES INCLUDED IN INCOME RELATED TO LEVEL 3 ASSETS AND LIABILITIES SHOWN ABOVE WERE REPORTED IN THE STATEMENTS OF INCOME AS FOLLOWS:

                                                  Net      Net Realized
                                        Policy Investment    Capital     Other
(in millions)                            Fees    Income   Gains (Losses) Income Total
-------------                           ------ ---------- -------------- ------ -----
DECEMBER 31, 2014
   Bonds available for sale              $--      138          $(17)      $--   $121
   Other bond securities                  --       27            --        --     27
   Other invested assets                  --       16            --        --     16
   Policyholder contract deposits         --       --           (63)       --    (63)
   Derivative assets/liabilities, net      6       --            --        --      6
December 31, 2013
   Bonds available for sale              $--      104          $  4       $--   $108
   Other bond securities                  --       17            --        --     17
   Other invested assets                  --        8            --        --      8
   Policyholder contract deposits         --       --            23        --     23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS THE GROSS COMPONENTS OF PURCHASES, SALES, ISSUES AND SETTLEMENTS, NET, SHOWN ABOVE:

                                                                                                                Purchases,
                                                                                                                  Sales,
                                                                                                              Issuances and
(in millions)                                                         Purchases Sales  Issuances Settlements Settlements, Net
-------------                                                         --------- -----  --------- ----------- ----------------
DECEMBER 31, 2014
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $   20   $  (1)    $--       $  --          $ 19
   Non-U.S. governments
   Corporate debt                                                          14      --      --         (41)          (27)
   RMBS                                                                   417      (8)     --        (211)          198
   CMBS                                                                    44      (1)     --         (39)            4
   CDO/ABS                                                                320      (4)     --        (235)           81
                                                                       ------   -----     ---       -----          ----
Total bonds available for sale                                            815     (14)     --        (526)          275
                                                                       ------   -----     ---       -----          ----
Other bond securities:
   U.S government and government
   Obligations of states, municipalities
   RMBS                                                                    34      --      --          (7)           27
   CDO/ABS                                                                 --      --      --         (25)          (25)
                                                                       ------   -----     ---       -----          ----
Total other bond securities                                                34      --      --         (32)            2
                                                                       ------   -----     ---       -----          ----
Other invested assets                                                      75      --      --          (8)           67
                                                                       ------   -----     ---       -----          ----
Total assets                                                           $  924   $ (14)    $--       $(566)         $344
                                                                       ======   =====     ===       =====          ====
Liabilities:
Policyholder contract deposits                                         $   --   $  (3)    $--       $  10          $  7
Derivative liabilities, net:
   Other contracts                                                         --      --      --          (4)           (4)
                                                                       ------   -----     ---       -----          ----
Total liabilities                                                      $   --   $  (3)    $--       $   6          $  3
                                                                       ======   =====     ===       =====          ====
December 31, 2013
Assets:
Bonds available for sale:
   U.S government and government
   Obligations of states, municipalities and political subdivisions    $  125   $(127)    $--       $  --          $ (2)
   Non-U.S. governments
   Corporate debt                                                          43      --      --        (119)          (76)
   RMBS                                                                   391     (27)     --        (173)          191
   CMBS                                                                    57      (2)     --         (86)          (31)
   CDO/ABS                                                                364      (5)     --        (200)          159
                                                                       ------   -----     ---       -----          ----
Total bonds available for sale                                            980    (161)     --        (578)          241
                                                                       ------   -----     ---       -----          ----
Other bond securities:
   U.S government and government
   Obligations of states, municipalities
   RMBS                                                                    36      --      --          (4)           32
   CDO/ABS                                                                139      --      --         (33)          106
                                                                       ------   -----     ---       -----          ----
Total other bond securities                                               175      --      --         (37)          138
                                                                       ------   -----     ---       -----          ----
Equity securities available for sale:
   Preferred stock                                                         --      --      --          (4)           (4)
                                                                       ------   -----     ---       -----          ----
Total equity securities available for sale                                 --      --      --          (4)           (4)
                                                                       ------   -----     ---       -----          ----
Other invested assets                                                     104      --      --          (1)          103
                                                                       ------   -----     ---       -----          ----
Total assets                                                           $1,259   $(161)    $--       $(620)         $478
                                                                       ======   =====     ===       =====          ====
Liabilities:
Policyholder contract deposits                                         $   --   $  (1)    $--       $  18          $ 17
                                                                       ------   -----     ---       -----          ----
Total liabilities                                                      $   --   $  (1)    $--       $  18          $ 17
                                                                       ======   =====     ===       =====          ====

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2014 and 2013 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


During 2014 and 2013, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

.. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

.. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity.

.. Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

.. Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of our ownership interest.

During 2014 and 2013, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

.. Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

.. Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

.. The removal or easing of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting, resulted in the transfer of certain hedge fund and private equity investments out of Level 3 assets.

There were no significant transfers of derivative or other liabilities into or out of Level 3 during 2014 or 2013.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                               FAIR VALUE AT
                               DECEMBER 31,
(in millions)                      2014       Valuation Technique      Unobservable Input/(a)/     Range (Weighted Average )/(a)/
-------------                  ------------- ---------------------- ------------------------------ -----------------------------
ASSETS:
Corporate debt                    $  141      Discounted cash flow                          Yield       4.15% - 4.64% (4.39%)
RMBS                               1,677      Discounted cash flow  Constant prepayment rate/(b)/      0.66% - 11.51% (6.08%)
                                                                               Loss severity/(b)/    46.05% - 78.55% (62.30%)
                                                                       Constant default rate/(b)/       3.61% - 9.40% (6.51%)
                                                                                       Yield/(b)/       2.34% - 7.31% (4.82%)
CMBS                                 415      Discounted cash flow                     Yield/(b)/         0% - 12.23% (5.84%)
CDO/ABS                              443      Discounted cash flow                          Yield       1.70% - 4.37% (3.03%)
LIABILITIES:
Policyholder contract
  deposits:
   GMWB                           $   41     Discounted cash flows      Equity implied volatility              6.00% - 39.00%
                                                                                  Base lapse rate              1.00% - 40.00%
                                                                               Dynamic lapse rate              0.20% - 60.00%
                                                                                   Mortality rate              0.10% - 35.00%
                                                                                 Utilization rate              0.50% - 30.00%
   Index annuities                    28     Discounted cash flows                 Mortality rate              0.10% - 35.00%
                                                                                       Lapse rate              1.00% - 40.00%
   Index life                          5     Discounted cash flows      Equity implied volatility             10.00% - 25.00%
                                                                                  Base lapse rate              2.00% - 19.00%

                               FAIR VALUE AT
                               DECEMBER 31,
(in millions)                      2013       Valuation Technique      Unobservable Input/(a)/     Range (Weighted Average )/(a)/
-------------                  ------------- ---------------------- ------------------------------ -----------------------------
ASSETS:
Corporate debt                    $   98      Discounted cash flow                          Yield       5.24% - 9.14% (7.19%)
RMBS                               1,223      Discounted cash flow  Constant prepayment rate/(b)/      0.00% - 19.05% (7.40%)
                                                                               Loss severity/(b)/    42.50% - 77.59% (60.05%)
                                                                       Constant default rate/(b)/      3.69% - 12.00% (7.84%)
                                                                                       Yield/(b)/       2.49% - 8.16% (5.32%)
CMBS                                 647      Discounted cash flow                     Yield/(b)/      0.00% - 22.21% (6.70%)
LIABILITIES:
Policyholder contract
  deposits:
   GMWB                           $  (10)    Discounted cash flows      Equity implied volatility              6.00% - 39.00%
                                                                                  Base lapse rate              1.00% - 40.00%
                                                                               Dynamic lapse rate              0.20% - 60.00%
                                                                                   Mortality rate              0.10% - 35.00%
                                                                                 Utilization rate              0.50% - 30.00%
   Index annuities                    26     Discounted cash flows                 Mortality rate              0.10% - 35.00%
                                                                                       Lapse rate              1.00% - 40.00%
   Index life                          3     Discounted cash flows      Equity implied volatility             10.00% - 25.00%
                                                                                  Base lapse rate              2.00% - 19.00%
                                                                                   Mortality rate              0.00% - 20.00%

(a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us because there are other factors relevant to the specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Information received from independent third-party valuation service providers.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The ranges of reported inputs for Corporate debt, RMBS, CMBS and CDO/ABS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these investments.

SENSITIVITY TO CHANGES IN UNOBSERVABLE INPUTS

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-index annuities and guaranteed investment contracts (GIC). GMWB represents our largest exposure of

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. Other significant unobservable inputs include lapse rates, mortality rates, and, for GMWB, utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share as a practical expedient to measure fair value.

                                                                        DECEMBER 31, 2014           December 31, 2013
                                                                   --------------------------- ---------------------------
                                                                     Fair Value                  Fair Value
                                                                      Using Net                   Using Net
                                                                     Asset Value                 Asset Value
                                                                    Per Share (or   Unfunded    Per Share (or   Unfunded
(in millions)                   Investment Category Includes       its equivalent) Commitments its equivalent) Commitments
-------------               -------------------------------------- --------------- ----------- --------------- -----------
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout         Debt and/or equity investments
                            made as part of a transaction in
                            which assets of mature companies
                            are acquired from the current
                            shareholders, typically with the use
                            of financial leverage                       $ 39           $18          $ 33           $20
   Real Estate /            Investments in real estate properties
   Infrastructure           and infrastructure positions,
                            including power plants and other
                            energy generating facilities                   4            20             2            22
   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a
                            return through an eventual
                            realization event, such as an initial
                            public offering or sale of the
                            company                                        4            --             4            --
   Distressed               Securities of companies that are in
                            default, under bankruptcy protection,
                            or troubled                                    5             1             4             1
   Other                    Includes multi-strategy and
                            mezzanine strategies                          20             4             2             2
                                                                        ----           ---          ----           ---
Total private equity funds                                                72            43            45            45
                                                                        ----           ---          ----           ---
Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes,
                            including mergers, acquisitions and
                            other reorganizations                         42            --            --            --
   Long-short               Securities that the manager believes
                            are undervalued, with corresponding
                            short positions to hedge market risk          95            --            41            --
   Distressed               Securities of companies that are in
                            default, under bankruptcy protection
                            or troubled                                   81            --            71            --
   Emerging markets         Investments in the financial markets
                            of developing countries                      125            --           120            --
   Other                    Includes multi-strategy and other
                            strategies                                    61            --            46            --
                                                                        ----           ---          ----           ---
Total hedge funds                                                        404            --           278            --
                                                                        ----           ---          ----           ---
Total                                                                   $476           $43          $323           $45
                                                                        ====           ===          ====           ===

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The hedge fund investments included above may be redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments are currently not redeemable, either in whole or in part, because such investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2015. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

THE FOLLOWING TABLE PRESENTS INFORMATION REGARDING THE EXPECTED REMAINING LIVES OF OUR INVESTMENTS IN PRIVATE EQUITY FUNDS, ASSUMING AVERAGE ORIGINAL EXPECTED LIVES OF 10 YEARS FOR THE FUNDS, AND INFORMATION REGARDING REDEMPTIONS AND CONTRACTUAL RESTRICTIONS RELATED TO OUR HEDGE FUND INVESTMENTS:

DECEMBER 31,                                                                                2014
------------                                                                                ----
Private equity funds:
   Percentage of private equity investments with remaining lives of less than three years    38%
   Percentage of private equity investments with remaining lives of three to seven years     15
   Percentage of private equity investments with remaining lives of seven to 10 years        47
                                                                                            ---
       Total                                                                                100%
                                                                                            ===
Hedge funds:
   Percentage of hedge fund investments redeemable quarterly                                 58%
   Percentage of hedge fund investments redeemable semi-annually                             42
                                                                                            ---
       Total                                                                                100%
                                                                                            ===
Percentage of hedge fund investments' fair value subject to contractual restrictions         51%
                                                                                            ===

FAIR VALUE OPTION

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives.

Additionally, beginning in the third quarter of 2012, we elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves.

See Note 4 for additional information.

THE FOLLOWING TABLE PRESENTS THE GAINS OR LOSSES RECORDED RELATED TO THE ELIGIBLE INSTRUMENTS FOR WHICH THE FAIR VALUE OPTION WAS ELECTED:

                                                             GAIN (LOSS)
     YEARS ENDED DECEMBER 31,                               --------------
     (in millions)                                          2014 2013 2012
     -------------                                          ---- ---- ----
     Assets:
        Other bond securities - certain hybrid securities   $30  $21  $ 8
        Other bond securities - ML II interest               --   --   21
        Other invested assets                                37   33   --
                                                            ---  ---  ---
     Total gain                                             $67  $54  $29
                                                            ===  ===  ===

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Statements of Income.

See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest and dividend income.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

.. MORTGAGE AND OTHER LOANS RECEIVABLE: Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

.. OTHER INVESTED ASSETS: The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which we use the equity method of accounting. The fair value of our investment in these funds is measured based on our share of the funds' reported net asset value.

.. CASH AND SHORT-TERM INVESTMENTS: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..  POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS:
   Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

.. NOTES PAYABLE: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

THE FOLLOWING TABLE PRESENTS THE CARRYING VALUES AND ESTIMATED FAIR VALUES OF OUR FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE AND INDICATES THE LEVEL IN THE FAIR VALUE HIERARCHY OF THE ESTIMATED FAIR VALUE MEASUREMENT BASED ON THE OBSERVABILITY OF THE INPUTS USED:

                                              Estimated Fair Value
                                         ------------------------------- Carrying
(in millions)                            Level 1 Level 2 Level 3  Total   Value
-------------                            ------- ------- ------- ------- --------
DECEMBER 31, 2014
Assets:
   Mortgage and other loans receivable     $--    $ --   $ 2,431 $ 2,431 $ 2,289
   Other invested assets                    --       8        --       8       8
   Short-term investments                   --      60        --      60      60
   Cash                                     31      --        --      31      31
Liabilities:
   Policyholder contract deposits/*/        --      19    12,947  12,966  11,983
   Note payable--to third parties, net      --      --         5       5       5
December 31, 2013
Assets:
   Mortgage and other loans receivable     $--    $ 20   $ 1,984 $ 2,004 $ 1,938
   Other invested assets                    --      10        --      10      10
   Short-term investments                   --     227        --     227     227
   Cash                                     28      --        --      28      28
Liabilities:
   Policyholder contract deposits/*/        --      15    12,910  12,925  11,975
   Note payable--to third parties, net      --      --        10      10      10

* Excludes embedded policy derivatives which are carried at fair value on a recurring basis.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale and are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2014 or 2013.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities that are measured at fair value under the fair value option are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS, CDO and ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

OTHER BOND SECURITIES AND OTHER COMMON AND PREFERRED STOCK

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income.

See Note 3 for additional information on financial assets designated under the fair value option.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


SECURITIES AVAILABLE FOR SALE

THE FOLLOWING TABLE PRESENTS THE AMORTIZED COST OR COST AND FAIR VALUE OF OUR AVAILABLE FOR SALE SECURITIES:

                                                                                                              Other-Than-
                                                                      Amortized   Gross      Gross             Temporary
                                                                       Cost or  Unrealized Unrealized  Fair   Impairments
(in millions)                                                           Cost      Gains      Losses    Value  in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ------- -----------
DECEMBER 31, 2014
Bonds available for sale:
   U.S. government and government sponsored entities                   $    46    $    8     $  --    $    54    $ --
   Obligations of states, municipalities and political subdivisions        507        44        (2)       549      --
   Non-U.S. governments                                                    468        14       (13)       469      --
   Corporate debt                                                       12,628       963      (140)    13,451       4
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              2,598       264       (32)     2,830     149
       CMBS                                                              1,208        86        (1)     1,293      30
       CDO/ABS                                                           1,523        58       (10)     1,571      17
                                                                       -------    ------     -----    -------    ----
   Total mortgage-backed, asset-backed and collateralized                5,329       408       (43)     5,694     196
                                                                       -------    ------     -----    -------    ----
TOTAL BONDS AVAILABLE FOR SALE/(B)/                                     18,978     1,437      (198)    20,217     200
                                                                       -------    ------     -----    -------    ----
Equity securities available for sale:
   Preferred stock                                                           1        --        --          1      --
                                                                       -------    ------     -----    -------    ----
TOTAL EQUITY SECURITIES AVAILABLE FOR SALE                                   1        --        --          1      --
                                                                       -------    ------     -----    -------    ----
TOTAL                                                                  $18,979    $1,437     $(198)   $20,218    $200
                                                                       =======    ======     =====    =======    ====
December 31, 2013
Bonds available for sale:
   U.S. government and government sponsored entities                   $    50    $    7     $  (1)   $    56    $ --
   Obligations of states, municipalities and political subdivisions        486         5       (43)       448      --
   Non-U.S. governments                                                    468         5       (47)       426      --
   Corporate debt                                                       13,523       701      (430)    13,794       6
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              2,353       231       (43)     2,541     139
       CMBS                                                              1,011        55       (15)     1,051      20
       CDO/ABS                                                           1,321        65        (6)     1,380      22
                                                                       -------    ------     -----    -------    ----
   Total mortgage-backed, asset-backed and collateralized                4,685       351       (64)     4,972     181
                                                                       -------    ------     -----    -------    ----
TOTAL BONDS AVAILABLE FOR SALE/(B)/                                     19,212     1,069      (585)    19,696     187
                                                                       -------    ------     -----    -------    ----
Equity securities available for sale:
   Preferred stock                                                           1         1        --          2      --
                                                                       -------    ------     -----    -------    ----
TOTAL EQUITY SECURITIES AVAILABLE FOR SALE                                   1         1        --          2      --
                                                                       -------    ------     -----    -------    ----
TOTAL                                                                  $19,213    $1,070     $(585)   $19,698    $187
                                                                       =======    ======     =====    =======    ====

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(b) At December 31, 2014 and 2013, bonds available for sale held by us that were below investment grade or not rated totaled $3.2 billion and $2.9 billion, respectively.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Securities Available for Sale in a Loss Position

THE FOLLOWING TABLE SUMMARIZES THE FAIR VALUE AND GROSS UNREALIZED LOSSES ON OUR AVAILABLE FOR SALE SECURITIES, AGGREGATED BY MAJOR INVESTMENT CATEGORY AND LENGTH OF TIME THAT INDIVIDUAL SECURITIES HAVE BEEN IN A CONTINUOUS UNREALIZED LOSS POSITION:

                                                                      Less than 12 Months 12 Months or More       Total
                                                                      ------------------- ----------------- -----------------
                                                                                Gross              Gross             Gross
                                                                      Fair    Unrealized  Fair   Unrealized Fair   Unrealized
(in millions)                                                         Value     Losses    Value    Losses   Value    Losses
-------------                                                         ------  ----------  ------ ---------- ------ ----------
DECEMBER 31, 2014
Bonds available for sale:
   U.S. government and government sponsored entities                  $   --     $ --     $    3    $ --    $    3    $ --
   Obligations of states, municipalities and political subdivisions        6       --         71       2        77       2
   Non-U.S. governments                                                   46        1        153      12       199      13
   Corporate debt                                                        966       46      1,728      94     2,694     140
   RMBS                                                                  407       11        248      21       655      32
   CMBS                                                                   --       --        101       1       101       1
   CDO/ABS                                                               452        8         99       2       551      10
                                                                      ------     ----     ------    ----    ------    ----
TOTAL BONDS AVAILABLE FOR SALE                                         1,877       66      2,403     132     4,280     198
                                                                      ------     ----     ------    ----    ------    ----
TOTAL                                                                 $1,877     $ 66     $2,403    $132    $4,280    $198
                                                                      ======     ====     ======    ====    ======    ====
December 31, 2013
Bonds available for sale:
U.S. government and government sponsored entities                     $    9     $  1     $    2    $ --    $   11    $  1
Obligations of states, municipalities and political subdivisions         336       34         38       9       374      43
Non-U.S. governments                                                     174       14        153      33       327      47
Corporate debt                                                         4,554      327        633     103     5,187     430
RMBS                                                                     568       29         93      14       661      43
CMBS                                                                     249       10         85       5       334      15
CDO/ABS                                                                  312        4         52       2       364       6
                                                                      ------     ----     ------    ----    ------    ----
TOTAL BONDS AVAILABLE FOR SALE                                         6,202      419      1,056     166     7,258     585
                                                                      ------     ----     ------    ----    ------    ----
TOTAL                                                                 $6,202     $419     $1,056    $166    $7,258    $585
                                                                      ======     ====     ======    ====    ======    ====

As of December 31, 2014, we held 962 individual fixed maturity and equity securities that were in an unrealized loss position, of which 424 individual securities were in a continuous unrealized loss position for longer than 12 months. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2014 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines in value, we performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

THE FOLLOWING TABLE PRESENTS THE AMORTIZED COST AND FAIR VALUE OF FIXED MATURITY SECURITIES AVAILABLE FOR SALE BY CONTRACTUAL MATURITY:

                                        Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                Available for Sale            Position Available for Sale
                                        ------------------------------- -----------------------------------
(in millions)                           Amortized Cost    Fair Value     Amortized Cost      Fair Value
-------------                           --------------- --------------- ---------------- ------------------
DECEMBER 31, 2014
Due in one year or less                 $           421 $           432 $              6 $                5
Due after one year through five years             3,017           3,255              182                177
Due after five years through ten years            4,406           4,593            1,236              1,188
Due after ten years                               5,805           6,243            1,704              1,603
Mortgage-backed, asset-backed and
  collateralized                                  5,329           5,694            1,350              1,307
                                        --------------- --------------- ---------------- ------------------
Total                                   $        18,978 $        20,217 $          4,478 $            4,280
                                        =============== =============== ================ ==================

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Our investments at December 31, 2014 or 2013 did not include any investments in a single issuer that exceeded 10 percent of our shareholder's equity.

THE FOLLOWING TABLE PRESENTS THE GROSS REALIZED GAINS AND GROSS REALIZED LOSSES FROM SALES OR MATURITIES OF OUR AVAILABLE FOR SALE SECURITIES:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2014              2013              2012
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $45      $13      $561     $26      $222     $ 3
Equity securities             --       --        --      --         1      --
                             ---      ---      ----     ---      ----     ---
Total                        $45      $13      $561     $26      $223     $ 3
                             ===      ===      ====     ===      ====     ===

In 2014, 2013, and 2012, the aggregate fair value of available for sale fixed maturity and equity securities sold was $1.4 billion, $4.5 billion and $2.7 billion, respectively.

OTHER SECURITIES MEASURED AT FAIR VALUE

THE FOLLOWING TABLE PRESENTS THE FAIR VALUE OF OTHER SECURITIES MEASURED AT FAIR VALUE AT OUR ELECTION OF THE FAIR VALUE OPTION:

                                                        December 31, 2014           December 31, 2013
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Mortgage-backed, asset-backed and collateralized:
   RMBS                                               $ 96           39%          $ 68           31%
   CMBS                                                 10            4             10            5
   CDO/ABS                                             140           57            142           64
                                                      ----          ---           ----          ---
Total other bond securities                            246          100            220          100
                                                      ----          ---           ----          ---
Total                                                 $246          100%          $220          100%
                                                      ====          ===           ====          ===

OTHER INVESTED ASSETS

THE FOLLOWING TABLE SUMMARIZES THE CARRYING VALUES OF OTHER INVESTED ASSETS:

                                            December 31,
                                            -----------
(in millions)                                2014   2013
-------------                               ------  ----
Alternative investments/(a)/                $1,130  $935
Investment real estate/(b)/                     20    33
Federal Home Loan Bank (FHLB) common stock       8    10
                                            ------  ----
Total                                       $1,158  $978
                                            ======  ====

(a) Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships.

(b) Net of accumulated depreciation of $5 million and $10 million at December 31, 2014 and 2013, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

At December 31, 2014 and 2013, there were no unrealized loss recorded in Accumulated other comprehensive income on such investments.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, the carrying value generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Other Investments

Real estate is classified as held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are members of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Other invested assets also include mutual funds, which consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for our variable annuity separate accounts, and are carried at market value.

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

.. Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

.. Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

.. Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

.. Earnings from private equity funds and hedge fund investments accounted for under the equity method.

..  Interest income on mortgage, policy and other loans.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS THE COMPONENTS OF NET INVESTMENT INCOME:

                                                                 Years Ended
                                                                 December 31,
                                                             --------------------
(in millions)                                                 2014   2013   2012
-------------                                                ------ ------ ------
Fixed maturity securities, including short-term investments  $1,075 $1,117 $1,137
Equity securities                                                --     --      1
Interest on mortgage and other loans                            119    117    102
Investment real estate                                            7      9      7
Other invested assets                                            87     80     23
Other investments                                                --     --      1
                                                             ------ ------ ------
Total investment income                                       1,288  1,323  1,271
Investment expenses                                              37     37     33
                                                             ------ ------ ------
Net investment income                                        $1,251 $1,286 $1,238
                                                             ====== ====== ======

The carrying value of investments that produced no investment income during 2014 was $3 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on our results of operations and financial position.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

.. Sales of available for sale fixed maturity and equity securities, real estate, investments in private equity funds and hedge funds and other types of investments.

.. Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

.. Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..  Exchange gains and losses resulting from foreign currency transactions.

THE FOLLOWING TABLE PRESENTS THE COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES):

                                                      Years Ended
                                                     December 31,
                                                   ----------------
(in millions)                                      2014  2013  2012
-------------                                      ----  ----  ----
Sales of fixed maturity securities                 $ 32  $535  $219
Sales of equity securities                           --    --     1
Mortgage and other loans                             (3)   (7)   11
Investment real estate                               (1)    1    --
Derivatives                                          12    (6)  (30)
Other                                                (7)   --    --
Other-than-temporary impairments                    (20)  (35)  (46)
                                                   ----  ----  ----
Net realized capital gains                         $ 13  $488  $155
                                                   ====  ====  ====

Evaluating Investments for Other-Than-Temporary Impairments

FIXED MATURITY SECURITIES

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..  Current delinquency rates;

..  Expected default rates and the timing of such defaults;

..  Loss severity and the timing of any recovery; and

..  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. We may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Credit Impairments

THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF THE CUMULATIVE CREDIT LOSSES IN OTHER-THAN-TEMPORARY IMPAIRMENTS RECOGNIZED IN EARNINGS FOR AVAILABLE FOR SALE FIXED MATURITY SECURITIES:

                                                                                  Years Ended
                                                                                  December 31,
                                                                               -----------------
(in millions)                                                                  2014   2013  2012
-------------                                                                  ----  -----  ----
Balance, beginning of year                                                     $387  $ 574  $704
   Increases due to:
       Credit impairments on new securities subject to impairment losses         10     15     9
       Additional credit impairments on previously impaired securities            8      3    37
   Reductions due to:
       Credit impaired securities fully disposed for which there was
         no prior intent or requirement to sell                                 (85)  (116)  (89)
       Accretion on securities previously impaired due to credit/*/             (26)   (89)  (87)
                                                                               ----  -----  ----
Balance, end of year                                                           $294  $ 387  $574
                                                                               ====  =====  ====

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

EQUITY SECURITIES

We evaluate our available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

.. The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

.. A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

.. We have concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discounts to cost), in which we could not reasonably assert that the impairment period would be temporary (severity losses).

OTHER INVESTED ASSETS

Investments in private equity funds and hedge funds are evaluated for impairment in a manner similar to the evaluation of equity securities for impairments as discussed above. This evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Purchased Credit Impaired Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determined, based on our expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that we would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS INFORMATION ON OUR PCI SECURITIES, WHICH ARE INCLUDED IN BONDS AVAILABLE FOR SALE:

(in millions)                                             At Date of Acquisition
-------------                                             ----------------------
Contractually required payments (principal and interest)          $2,886
Cash flows expected to be collected/*/                             2,296
Recorded investment in acquired securities                         1,554

* Represents undiscounted expected cash flows, including both principal and interest

                               December 31,
                               -------------
(in millions)                   2014   2013
-------------                  ------ ------
Outstanding principal balance  $1,604 $1,252
Amortized cost                  1,143    861
Fair value                      1,256    973

THE FOLLOWING TABLE PRESENTS ACTIVITY FOR THE ACCRETABLE YIELD ON PCI
SECURITIES:

                                                          Years Ended
                                                          December 31,
                                                          ----------
(in millions)                                             2014   2013
-------------                                             ----   ----
Balance, beginning of year                                $587   $403
   Newly purchased PCI securities                          156    160
   Accretion                                               (81)   (61)
   Effect of changes in interest rate indices              (41)    19
   Net reclassification from non-accretable difference,
     including effects of prepayments                       12     66
                                                          ----   ----
Balance, end of year                                      $633   $587
                                                          ====   ====

PLEDGED INVESTMENTS

Secured Financing

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. In the majority of these repurchase agreements, the securities transferred by us may be sold or repledged by the counterparties. Repurchase agreements are recorded at their contracted repurchase amounts plus accrued interest.

At December 31, 2013, our secured financing transactions also included those that involve the transfer of securities to financial institutions in exchange for cash or other liquid collateral. Securities transferred by us under these financing transactions may be sold or repledged by the counterparties. As collateral for the securities transferred by us, counterparties transfer assets to us, such as cash or high quality fixed maturity securities. Collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the transferred securities during the life of the transactions. When we receive fixed maturity securities as collateral, we do not have the right to sell or repledge this collateral unless an event of default occurs by the counterparties. At the termination of the transactions, we and our counterparties are obligated to return the collateral provided and the securities transferred, respectively.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS THE FAIR VALUE OF SECURITIES PLEDGED TO COUNTERPARTIES UNDER SECURED FINANCING TRANSACTIONS:

                               December 31,
                               ------------
(in millions)                  2014   2013
-------------                  ----   ----
Securities available for sale  $--    $703

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities deposited by us under requirements of regulatory authorities were $17 million and $16 million at December 31, 2014 and 2013, respectively.

Other Pledges

We are members of FHLBs and such membership requires the members to own stock in these FHLBs. We owned an aggregate of $8 million and $10 million of stock in FHLBs at December 31, 2014 and 2013, respectively. To the extent we borrow from an FHLB, our ownership interest in the stock of the FHLB will be pledged to the FHLB. In addition, we have pledged securities with a fair value of $78 million and $28 million at December 31, 2014 and 2013, respectively, associated with advances from the FHLBs. As a result, we had $81 million of available FHLB borrowing capacity at December 31, 2014.

5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial and residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method.

Life insurance policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

THE FOLLOWING TABLE PRESENTS THE COMPOSITION OF MORTGAGES AND OTHER LOANS
RECEIVABLE:

                                                     December 31,
                                                    --------------
(in millions)                                        2014    2013
-------------                                       ------  ------
Commercial mortgages/*/                             $1,975  $1,687
Residential mortgages                                   38      --
Life insurance policy loans                            210     218
Commercial loans, other loans and notes receivable      85      57
                                                    ------  ------
Total mortgage and other loans receivable            2,308   1,962
Allowance for losses                                   (19)    (24)
                                                    ------  ------
Mortgage and other loans receivable, net            $2,289  $1,938
                                                    ======  ======

* Commercial mortgages primarily represent loans for office, retail, apartments and industrial properties, with exposures in California and New York representing the largest geographic concentrations (27 percent and 15 percent, respectively, at December 31, 2014 and 23 percent and 17 percent, respectively, at December 31, 2013).

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS THE CREDIT QUALITY INDICATORS FOR COMMERCIAL AND RESIDENTIAL MORTGAGE LOANS:

                           Number                         Class                                     Percent
                             of   -----------------------------------------------------               of
(dollars in millions)      Loans  Apartments Offices Retail Industrial Hotel Others/(c)/ Total/(d)/ Total $
---------------------      ------ ---------- ------- ------ ---------- ----- ----------  ---------  -------
DECEMBER 31, 2014
CREDIT QUALITY INDICATOR:
   In good standing         216      $410     $566    $437     $264    $106     $187      $1,970       98%
   Restructured/(a)/          5        --       26      --       --      17       --          43        2
                            ---      ----     ----    ----     ----    ----     ----      ------      ---
Total/(b)/                  221      $410     $592    $437     $264    $123     $187      $2,013      100%
                            ===      ====     ====    ====     ====    ====     ====      ======      ===
Allowance for losses                 $ --     $ 10    $ --     $  1    $  3     $  5      $   19        1%
                                     ====     ====    ====     ====    ====     ====      ======      ===
December 31, 2013
CREDIT QUALITY INDICATOR:
   In good standing         205      $382     $435    $389     $226    $ 79     $164      $1,675       99%
   Restructured/(a)/          2        --       12      --       --      --       --          12        1
                            ---      ----     ----    ----     ----    ----     ----      ------      ---
Total/(b)/                  207      $382     $447    $389     $226    $ 79     $164      $1,687      100%
                            ===      ====     ====    ====     ====    ====     ====      ======      ===
Allowance for losses                 $ --     $  6    $  1     $  1    $ --     $ 11      $   19        1%
                                     ====     ====    ====     ====    ====     ====      ======      ===

(a) Includes loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b) Does not reflect valuation allowances.
(c) Includes residential mortgages.
(d) Over 99 percent of the commercial mortgages held at such respective dates were current as to payments of principal and interest.

We hold mortgages with a carrying value of $15 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, as of both December 31, 2014 and 2013.

METHODOLOGY USED TO ESTIMATE THE ALLOWANCE FOR LOSSES

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received. For impaired loans where it has been determined that not all of the contractual principal due will be collected, any cash received is recorded as a reduction of the current carrying amount of the loan.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF THE CHANGES IN THE ALLOWANCE FOR LOSSES ON MORTGAGE AND OTHER LOANS RECEIVABLE:

                                                  2014                   2013                   2012
                                         ---------------------  ---------------------- ---------------------
YEARS ENDED DECEMBER 31,                 Commercial Other       Commercial Other       Commercial Other
(in millions)                            Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------                 ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year                $19      $ 5   $24     $11      $ 5   $16     $16      $10  $ 26
   Additions (reductions) to allowance       --       --    --       8       --     8      (6)      (5)  (11)
   Charge-offs, net of recoveries            --       (5)   (5)     --       --    --       1       --     1
                                            ---      ---   ---     ---      ---   ---     ---      ---  ----
Allowance, end of year                      $19      $--   $19     $19      $ 5   $24     $11      $ 5  $ 16
                                            ===      ===   ===     ===      ===   ===     ===      ===  ====

THE FOLLOWING TABLE PRESENTS INFORMATION REGARDING IMPAIRED MORTGAGE LOANS:

                                            Years Ended
                                           December 31,
                                          --------------
(in millions)                             2014 2013  2012
-------------                             ---- ----  ----
Impaired loans with valuation allowances  $13  $ 34  $ 9
Valuation allowances on impaired loans     (6)  (17)  (4)
                                          ---  ----  ---
   Impaired loans, net                    $ 7  $ 17  $ 5
                                          ---  ----  ---
Interest income on impaired loans         $ 1  $  2  $--
                                          ===  ====  ===

TROUBLED DEBT RESTRUCTURINGS

We modify loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is deemed to be a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

We held $31 million of commercial mortgage loans that had been modified in a TDR at December 31, 2014, which had related total allowances for credit losses of $3 million. We held no commercial mortgage loans that had been modified in a TDR at December 31, 2013. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

6. REINSURANCE

In the ordinary course of business, we utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. In addition, we assume reinsurance from other insurance companies. We generally limit our exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, we can increase our exposure to loss on any single life up to $15 million. For employer group life business, we limit our exposure to $500 thousand on any coverage per policy. For employer group long-term disability, we reinsure risks in excess of $6 thousand of monthly disability income. For AIG Home Office Employee disability, we reinsure risks in excess of $10 thousand of monthly disability income.

Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS THE EFFECT OF REINSURANCE ON OUR PREMIUMS:

                      Years Ended
                      December 31,
                  -------------------
(in millions)      2014   2013   2012
-------------     -----  -----  -----
Direct premiums   $ 510  $ 626  $ 651
Assumed premiums      1      1      1
Ceded premiums     (167)  (161)  (149)
                  -----  -----  -----
Net               $ 344  $ 466  $ 503
                  =====  =====  =====

Reinsurance recoveries, which reduced policyholder benefits, were approximately $141 million, $104 million and $108 million in 2014, 2013 and 2012, respectively.

The National Association of Insurance Commissioners (NAIC) Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs.

We manage the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX reserves related to a closed block of in-force business are ceded under a coinsurance/modified coinsurance agreement to an affiliated off-shore life insurer, AIG Life of Bermuda, Ltd. (AIGB). AIGB is licensed as a Class E insurer under Bermuda Law. Bermuda law permits AIGB to record an asset that effectively reduces the statutory reserves for the assumed reinsurance to the level that would be required under U.S. GAAP. Letters of credit are used to support the reserve credit for reinsurance covered by the AIGB agreement. The letters of credit are subject to reimbursement by AIG in the event of a drawdown. Under the agreement, AIGB reinsures a 90 percent quota share of our liability on virtually all individual level term policies we issued with issue dates on or after March 1, 2002. The agreement is unlimited in duration but was amended to terminate for new business issued on and after August 1, 2009. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

The agreement with AIGB also provides for an experience refund for all profits, less a reinsurance risk charge. The primary impact of the agreement on our results of operations in 2014, 2013 and 2012 was pre-tax expense of approximately $12 million, $10 million, and $8 million, respectively, which represented the risk charge associated with the reinsurance agreement.

Our third-party reinsurance arrangements do not relieve us from our direct obligations to our beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded, to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. We believe that no exposure to a single reinsurer represents an inappropriate concentration of credit risk to the Company. Gross reinsurance assets with our three largest reinsurers aggregated to approximately $178 million and $179 million at December 31, 2014 and 2013, respectively, of which approximately $29 million and $16 million was secured by collateral at December 31, 2014 and 2013, respectively.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and our investment operations. Interest rate and cross-currency swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. See Note 3 for discussion of fair value measurements. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset. We are exposed to potential credit-related losses in the event of nonperformance by counterparties to derivative instruments. The credit exposure related to our derivative financial instruments is limited to the fair value of contracts that are favorable to us at the reporting date less collateral received from that counterparty.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the Balance Sheets in derivative assets, at fair value and derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable to that instrument. A bifurcated embedded derivative is generally presented with the host contract. See Notes 3 and 11 for additional information on embedded policy derivatives.

Our interest rate contracts ,which include interest rate swaps, swaptions, futures and options, are used to economically hedge interest rate exposures associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities, as well as other interest rate sensitive assets and liabilities.

Foreign exchange derivatives (principally forwards and swaps) are used to economically mitigate risk associated with foreign currency-denominated transactions, primarily investments and GICs denominated in foreign currencies. Effective April 1, 2014, we reclassified cross-currency swaps from interest rate contracts to foreign exchange contracts. This change was applied prospectively.

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. We purchase equity contracts, such as futures and call and put options, to economically hedge certain guarantees of specific equity index universal life and annuities and variable annuity products. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain cross-currency swaps associated with available for sale investments have been designated as fair value hedges. Changes in the fair value of derivatives designated as fair value hedges of available for sale securities are reported in net realized capital gains (losses), along with the hedged risk of the available for sale investment securities.

THE FOLLOWING TABLE PRESENTS THE NOTIONAL AMOUNTS AND FAIR VALUES OF OUR
DERIVATIVES:

                                                          DECEMBER 31, 2014                 December 31, 2013
                                                    --------------------------------- ---------------------------------
                                                    Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                                        Assets        Liabilities         Assets        Liabilities
                                                    ---------------- ---------------- ---------------- ----------------
                                                    Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                                        Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                                       --------  -----  --------  -----  --------  -----  --------  -----
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS:
   Foreign exchange contracts                        $   82    $ 5    $    3    $--    $   --    $--     $ --     $--
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS:
   Interest rate contracts                            2,229     23        15     --       418      1       44      15
   Foreign exchange contracts                            37      2        35     11        --     --       --      --
   Equity contracts/(a)/                                425      4     2,485     75     1,479     19      429      29
   Other contracts/(b)/                               4,015      2        24     --        --     --       --      --
                                                     ------    ---    ------    ---    ------    ---     ----     ---
TOTAL DERIVATIVES, GROSS                             $6,788     36    $2,562     86    $1,897     20     $473      44
                                                     ------    ---    ------    ---    ------    ---     ----     ---
   TOTAL DERIVATIVES, NET                                       36               86               20               44
Less: Bifurcated embedded derivatives                           --               75               10               29
                                                               ---              ---              ---              ---
TOTAL DERIVATIVE ON BALANCE SHEETS                             $36              $11              $10              $15
                                                               ===              ===              ===              ===

(a) Includes bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits.
(b) Consists primarily of contacts with multiple underlying exposures

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS GAINS (LOSSES) FROM OUR DERIVATIVES RECOGNIZED IN THE STATEMENTS OF INCOME:

                                            Years Ended
                                           December 31,
                                         ----------------
(in millions)                            2014  2013  2012
-------------                            ----  ----  ----
By derivative type:
   Interest rate contracts               $ 63  $(26) $ --
   Foreign exchange contracts               5    --    (9)
   Equity contracts/(a)/                  (56)   20   (21)
   Other contracts                          6    --    --
                                         ----  ----  ----
Total                                    $ 18  $ (6) $(30)
                                         ====  ====  ====
By classification:
   Policy fees                           $  6  $ --  $ --
   Net realized capital gains (losses)     12    (6)  (30)
                                         ----  ----  ----
Total                                    $ 18  $ (6) $(30)
                                         ====  ====  ====

(a) Includes embedded derivative gains (losses) of $(40) million, $50 million and $(4) million during 2014, 2013 and 2012, respectively.

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

DEFERRED POLICY ACQUISITION COSTS

DAC represents those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

SHORT-DURATION INSURANCE CONTRACTS: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. We assess the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

LONG-DURATION INSURANCE CONTRACTS: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amounts of future policy benefit liabilities, net of DAC, and the amount the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine that a loss recognition event has occurred, we first reduce any DAC related to that

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. We perform separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

INVESTMENT-ORIENTED CONTRACTS: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits (EGPs) to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income (unlocking). If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future EGPs are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Unlocking of assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future EGPs for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

SHADOW DAC AND SHADOW LOSS RECOGNITION: DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on EGPs, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

INTERNAL REPLACEMENTS OF LONG-DURATION AND INVESTMENT-ORIENTED PRODUCTS: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF DAC:

                                                                             Years Ended December 31,
                                                                             -----------------------
(in millions)                                                                  2014     2013    2012
-------------                                                                ------   ------  ------
Balance, beginning of year                                                    $378     $227   $ 428
   Acquisition costs deferred                                                   74       63      38
   Accretion of interest/amortization                                          (89)     (79)    (80)
   Effect of unlocking assumptions used in estimating future gross profits      13       45     (10)
   Effect of realized gains/loss on securities                                   4      (19)      3
   Effect of unrealized gains/loss on securities                               (55)     141    (152)
   Other                                                                         9       --      --
                                                                              ----     ----   -----
Balance, end of year                                                          $334     $378   $ 227
                                                                              ====     ====   =====

THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF DEFERRED SALES INDUCEMENTS:

                                                                             Years Ended December 31,
                                                                             -----------------------
(in millions)                                                                  2014     2013    2012
-------------                                                                ------   ------  ------
Balance, beginning of year                                                    $ 23     $  5    $ 68
   Acquisition costs deferred                                                    5       15      23
   Accretion of interest/amortization                                          (20)     (26)    (38)
   Effect of unlocking assumptions used in estimating future gross profits      19       13      (2)
   Effect of realized gains/loss on securities                                  (1)      (5)     --
   Effect of unrealized gains/loss on securities                                (8)      21     (46)
                                                                              ----     ----    ----
Balance, end of year                                                          $ 18     $ 23    $  5
                                                                              ====     ====    ====

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the variable interest holders are exposed to through the design of the entity.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

We calculate our maximum exposure to loss to be the amount invested in the debt or equity of the VIE and other commitments to the VIE.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS TOTAL ASSETS OF UNCONSOLIDATED VIES IN WHICH WE HOLD A VARIABLE INTEREST, AS WELL AS OUR MAXIMUM EXPOSURE TO LOSS ASSOCIATED WITH THESE VIES:

                                                     Maximum Exposure to Loss
                                                   ----------------------------
                                         Total VIE On-Balance Off-Balance
(in millions)                             Assets    Sheet/*/     Sheet    Total
-------------                            --------- ---------- ----------- -----
DECEMBER 31, 2014
   Real estate and investment entities    $2,375      $187        $14     $201
December 31, 2013
   Real estate and investment entities    $2,323      $177        $--     $177

* At December 31, 2014 and 2013, $187 million and $177 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets.

REAL ESTATE AND INVESTMENT ENTITIES

We participate as a passive investor in the equity issued primarily by third party-managed hedge and private equity funds, and certain real estate entities managed by AIG Asset Management (US), LLC ("AIG Investments"), an affiliate, that are VIEs. We are typically not involved in the design or establishment of these VIEs, nor do we actively participate in the management of the VIEs.

RMBS, CMBS, OTHER ABS AND CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset backed structures, and were not involved in the design of these entities. Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities.

We have not included these entities in the tables above, however, the fair values of our investments in these structures are reported in Note 3 and Note 4 herein.

10. INSURANCE LIABILITIES

FUTURE POLICY BENEFITS

Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not considered embedded derivatives, primarily guaranteed minimum death benefits. See Note 11 for additional information on guaranteed minimum death benefits.

The liability for long-duration future policy benefits has been established including assumptions for interest rates which vary by year of issuance and product, and range from approximately zero percent to 7.5 percent. Mortality and surrender rate assumptions are generally based on actual experience when the liability is established.

For universal life policies with secondary guarantees, we recognize a future policy benefit reserve, in addition to policyholder contract deposits, based on a benefit ratio of (a) the present value of total expected payments, in excess of the account value, over the life of the contract, divided by (b) the present value of total expected assessments over the life of the contract. For universal life policies without secondary guarantees, for which profits followed by losses are first expected after contract inception, we establish future policy benefit reserves, in addition to policyholder contract deposits, so that expected future losses are recognized in proportion to the emergence of profits in the earlier (profitable) years.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. The assumptions include mortality, morbidity, persistency, maintenance expenses, and investment returns. These assumptions are typically consistent with pricing inputs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

A loss recognition event occurs if observed changes in actual experience or estimates result in projected future losses under loss recognition testing. To determine whether a loss recognition event has occurred, we determine whether a future loss is expected based on updated current assumptions. If a loss recognition event occurs, we recognize the loss by first reducing DAC through amortization expense, and, if DAC is depleted, record additional liabilities through a charge to policyholder benefit expense. See Note 8 for additional information on loss recognition.

Sales of investment securities in connection with a program to utilize capital loss carryforwards, as well as other investment sales with subsequent reinvestment at lower yields, triggered loss recognition expense primarily on certain long-term payout annuity contracts of $8 million, $527 million and $239 million in 2014, 2013 and 2012, respectively.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 0.3 percent to 8.0 percent, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for universal life, fixed annuities, fixed options with variable annuities, annuities without life contingencies, funding agreements and guaranteed investment contracts, policyholder contract deposits also include our liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value and
(ii) annuities issued in a structured settlement arrangement with no life contingency. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported (IBNR) claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

We are now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File (SSDMF) to determine if insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with us within 120 days, we will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in our records.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


OTHER POLICYHOLDER FUNDS

Other policyholder funds include unearned revenue reserves (URR). URR consists of front-end loads on investment-oriented contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for investment-oriented contracts are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC. Amortization of URR is recorded in policy fees.

Other policyholder funds also include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Participating policyholders are the policyholders who share in our earnings based on provisions within the policy contract. These dividends are declared annually by our Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, we established an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Participating life business represented approximately 14 percent of the gross insurance in force at December 31, 2014 and 9 percent of gross premiums in 2014. Policyholder dividends were $2 million, in each of 2014, 2013 and 2012, and are included in policyholder benefits in the Statements of Income.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

ACCIDENT AND HEALTH RESERVES

THE FOLLOWING TABLE PRESENTS THE ACTIVITY IN THE LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES RELATING TO OUR ACCIDENT AND HEALTH BUSINESS, WHICH IS REPORTED IN FUTURE POLICY BENEFITS AND POLICY CLAIMS AND BENEFITS
PAYABLE:

                                                                                      Years Ended
                                                                                     December 31,
                                                                                   ----------------
(in millions)                                                                      2014  2013  2012
-------------                                                                      ----  ----  ----
Liability for unpaid claims and claims adjustment expenses, beginning of year      $623  $633  $610
Reinsurance recoverable                                                             (81)  (87)  (92)
                                                                                   ----  ----  ----
Net liability for unpaid claims and claims adjustment expenses, beginning of year   542   546   518
                                                                                   ----  ----  ----
Claims and claims adjustment expenses incurred:
   Current year                                                                     111   176   202
   Prior years                                                                      (23)   (8)   (8)
                                                                                   ----  ----  ----
Total                                                                                88   168   194
                                                                                   ----  ----  ----
Claims and claims adjustment expenses paid:
   Current year                                                                      22    48    44
   Prior years                                                                      123   124   122
                                                                                   ----  ----  ----
Total                                                                               145   172   166
                                                                                   ----  ----  ----
Balance, end of year:
   Net liability for unpaid claims and claims adjustment expenses                   485   542   546
   Reinsurance recoverable                                                           72    81    87
                                                                                   ----  ----  ----
Total                                                                              $557  $623  $633
                                                                                   ====  ====  ====

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The liability for unpaid claims and claim adjustment expenses relating to our accident and health business is based on estimated amount payable on claims reported prior to the date of the balance sheets, which have not yet been settled, claims reported subsequent to the balance sheets, which have been incurred during the period ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

11. VARIABLE LIFE AND ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Statements of Income, Comprehensive Income and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

ACCOUNT BALANCES OF VARIABLE ANNUITY CONTRACTS WITH GUARANTEES WERE INVESTED IN SEPARATE ACCOUNT INVESTMENT OPTIONS AS FOLLOWS:

                    December 31,
                    -------------
(in millions)        2014   2013
-------------       ------ ------
Equity funds        $  535 $  516
Bond funds             195    188
Balanced funds       1,233    729
Money market funds      10     11
                    ------ ------
Total               $1,973 $1,444
                    ====== ======

GMDB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The liabilities for GMDB, which are recorded in future policyholder benefits, represent the expected value of the guaranteed benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS DETAILS CONCERNING OUR GMDB EXPOSURES, BY BENEFIT
TYPE:

                                                DECEMBER 31, 2014             December 31, 2013
                                          ----------------------------- -----------------------------
                                           Net Deposits     Highest      Net Deposits     Highest
                                          Plus a Minimum Contract Value Plus a Minimum Contract Value
(dollars in millions)                         Return        Attained        Return        Attained
---------------------                     -------------- -------------- -------------- --------------
Account value                                 $1,431         $1,059        $   958          $953
Net amount at risk                                 2             16              3            16
Average attained age of contract holders          65             66             67            68
Range of guaranteed minimum return rates       0%-5%                        0%-10%

THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF THE GMDB LIABILITIES RELATED TO VARIABLE ANNUITY CONTRACTS:

                            Years Ended December 31,
                            -----------------------
(in millions)               2014     2013    2012
-------------               ----     ----    ----
Balance, beginning of year  $ 8      $ 7       8
   Reserve increase           2        1       1
   Benefits paid             --       --      (2)
                            ---      ---      --
Balance, end of year        $10      $ 8       7
                            ===      ===      ==

We regularly evaluate estimates used to determine the GMDB liability and adjust the additional liability balance, with a related charge or credit to policyholder benefits and losses incurred, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the reserve for GMDB at December 31, 2014:

.. Data used was up to 500 stochastically generated investment performance scenarios.

..  Mean investment performance assumption was 8.5 percent.

..  Volatility assumption was 16.0 percent.

.. Mortality was assumed to be 89.7 percent to 138.7 percent of the 2012 individual annuity mortality table.

.. Lapse rates vary by contract type and duration and range from zero percent to 37.0 percent.

.. The discount rate ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

GMWB AND GMAV

Certain guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses) in the Statements of Income. These include GMWB, GMAV as well as equity index annuities and equity index universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB and, to a lesser extent, GMAV benefits, which are not currently offered. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living. With a GMAV benefit, the contract holder can monetize the excess of the guarantee amount over the account value of the contract, provided the contract holder persists until the maturity date.

The fair value of these embedded policy derivatives was a net liability of $41 million and a net asset of $10 million at December 31, 2014 and 2013, respectively. We had account values subject to GMWB and GMAV that totaled $2.0

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

billion and $1.5 billion at December 31, 2014 and 2013, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $16 million and $2 million at December 31, 2014 and 2013, respectively. We use derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, when applicable, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Statements of Income.

See Note 3 for discussion of fair value measurements.

Membership with the FHLB of New York provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity or other uses deemed appropriate by management. When a cash advance is obtained, we are required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and our ownership in the FHLB of New York to secure advances obtained from the FHLB. Upon any event of default, FHLB of New York's recovery would generally be limited to the amount of our liability under advance borrowed.

At December 31, 2014 and 2013, we had outstanding borrowings from FHLB of New York of $5 million and $10 million, respectively. The outstanding FHLB borrowings at December 31, 2014 mature at various date through 2017 and have stated interest rates ranging from 0.39 percent and 0.51 percent.

13. COMMITMENTS AND CONTINGENCIES

COMMITMENTS

Leases

We have various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates.

THE FOLLOWING TABLE PRESENTS THE FUTURE MINIMUM LEASE PAYMENTS UNDER OPERATING
LEASES:

(in thousands)
--------------
2015                        $  233
2016                           233
2017                           233
2018                           239
2019                           248
Remaining years after 2019     992
                            ------
Total                       $2,178
                            ======

Rent expense was $0.2 million, $0.1 million and $3 million in 2014, 2013 and 2012, respectively.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Commitments to Fund Partnership Investments

We have commitments totaling $120 million and $90 million at December 31, 2014 and 2013, respectively, to provide funding to various limited partnerships. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2014, $97 million are currently expected to expire by 2015.

Mortgage Loan Commitments

We have $122 million and $49 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2014.

CONTINGENCIES

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future guaranty fund assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. We had accrued $1 million and $2 million for these guaranty fund assessments at December 31, 2014 and 2013, respectively, which is reported within other liabilities in the Balance Sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


14. EQUITY

ACCUMULATED OTHER COMPREHENSIVE INCOME

THE FOLLOWING TABLE PRESENTS THE COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE
INCOME:

                                                               December 31,
                                                              --------------
   (in millions)                                               2014    2013
   -------------                                              ------  ------
   Fixed maturity and equity securities, available for sale:
      Gross unrealized gains                                  $1,437  $1,070
      Gross unrealized losses                                   (198)   (585)
   Net unrealized gains on other invested assets                  24      17
   Adjustments to DAC and deferred sales inducements            (319)   (254)
   Shadow loss recognition                                      (214)     --
   Deferred income tax                                          (114)    (44)
                                                              ------  ------
   Accumulated other comprehensive income                     $  616  $  204
                                                              ======  ======

THE FOLLOWING TABLE PRESENTS THE OTHER COMPREHENSIVE INCOME (LOSS) RECLASSIFICATION ADJUSTMENTS:

                                                         Unrealized
                                                        Appreciation
                                                       (Depreciation)
                                                          of Fixed
                                                          Maturity
                                                        Investments
                                                          on Which
                                                        Other-Than-
                                                         Temporary      Unrealized   Adjustments
                                                           Credit      Appreciation  to DAC and                Foreign
                                                        Impairments   (Depreciation)  Deferred    Insurance   Currency
                                                            were       of All Other     Sales       Loss     Translation
(in millions)                                            Recognized    Investments   Inducements Recognition Adjustments Total
-------------                                          -------------- -------------- ----------- ----------- ----------- -----
Year ended December 31, 2012
Unrealized change arising during period                     $(38)        $   794        $(201)      $(370)       $--     $ 185
Less: Reclassification adjustments included in net
  income                                                      43            (220)          (3)       (239)        --      (419)
                                                            ----         -------        -----       -----        ---     -----
Total other comprehensive income (loss),before income
  tax expense (benefit)                                      (81)          1,014         (198)       (131)        --       604
Less: Income tax expense (benefit)                           (29)            339          (73)        (46)        --       191
                                                            ----         -------        -----       -----        ---     -----
Total other comprehensive income (loss),net of income
  tax expense (benefit)                                     $(52)        $   675        $(125)      $ (85)       $--     $ 413
                                                            ====         =======        =====       =====        ===     =====
Year ended December 31, 2013
Unrealized change arising during period                     $ 24         $(1,143)       $ 186       $  48        $--     $(885)
Less: Reclassification adjustments included in net
  income                                                       9             527           24        (527)        --        33
                                                            ----         -------        -----       -----        ---     -----
Total other comprehensive income (loss),before income
  tax expense (benefit)                                       15          (1,670)         162         575         --      (918)
Less: Income tax expense (benefit)                             6            (620)          57         201         --      (356)
                                                            ----         -------        -----       -----        ---     -----
Total other comprehensive income (loss),net of income
  tax expense (benefit)                                     $  9         $(1,050)       $ 105       $ 374        $--     $(562)
                                                            ====         =======        =====       =====        ===     =====
YEAR ENDED DECEMBER 31, 2014
Unrealized change arising during period                     $ 18         $   774        $ (66)      $(220)       $--     $ 506
Less: Reclassification adjustments included in net
  income                                                       4              29           (3)         (6)        --        24
                                                            ----         -------        -----       -----        ---     -----
Total other comprehensive income (loss),before income
  tax expense (benefit)                                       14             745          (63)       (214)        --       482
Less: Income tax expense (benefit)                             3             164          (22)        (75)        --        70
                                                            ----         -------        -----       -----        ---     -----
Total other comprehensive income (loss),net of income
  tax expense (benefit)                                     $ 11         $   581        $ (41)      $(139)       $--     $ 412
                                                            ====         =======        =====       =====        ===     =====

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS THE EFFECT OF THE RECLASSIFICATION OF SIGNIFICANT ITEMS OUT OF ACCUMULATED OTHER COMPREHENSIVE INCOME ON THE RESPECTIVE LINE ITEMS IN THE STATEMENTS OF INCOME:

                                                                             Amount
                                                                           Reclassified
                                                                              from
                                                                           Accumulated
                                                                              Other
                                                                           Comprehensive
                                                                             Income
                                                                           December 31,
                                                                           ------------       Affected Line Item in the
(in millions)                                                              2014   2013          Statements of Income
-------------                                                              ----  -----   ------------------------------------
Unrealized appreciation of fixed maturity investments on which other-than-
  temporary credit impairments were recognized                             $ 4   $   9   Net realized capital gains (losses)
Unrealized appreciation of all other investments                            29     527   Net realized capital gains (losses)
Adjustments to DAC and deferred sales inducements                                        Amortization of deferred policy
                                                                            (3)     24   acquisition costs
Shadow loss recognition                                                     (6)   (527)  Policyholder benefits
                                                                           ---   -----
Total reclassifications for the period                                     $24   $  33
                                                                           ===   =====

DIVIDENDS

Dividends that we may pay to the Parent in any year without prior approval of the NYDFS are limited by statute. The maximum amount of dividend which can be paid during a calendar year to shareholders of insurance companies domiciled in the state of New York without obtaining the approval of the New York State Superintendent of Insurance is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. The maximum dividends payout that may be made in 2015 without prior approval of the New York State Superintendent of Insurance is $200 million. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital

STATUTORY FINANCIAL DATA

We are required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The NYDFS has the right to permit specific practices that deviate from prescribed practices. In 2010, we received permission from the NYDFS to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on our statutory basis net income, total statutory surplus or financial statements. In addition, there was no impact on our risk-based capital results.

THE FOLLOWING TABLE PRESENTS OUR STATUTORY NET INCOME AND CAPITAL AND SURPLUS:

  (in millions)                                              2014   2013  2012
  -------------                                             ------ ------ ----
  YEARS ENDED DECEMBER 31,
  Statutory net income                                      $  320 $  420 $270
  AT DECEMBER 31,
  Statutory capital and surplus                              2,001  1,765
  Aggregate minimum required statutory capital and surplus     446    491

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

15. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

We are jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

16. INCOME TAXES

THE FOLLOWING TABLE PRESENTS THE INCOME TAX EXPENSE (BENEFIT) ATTRIBUTABLE TO PRE-TAX INCOME (LOSS):

YEARS ENDED DECEMBER 31,
(in millions)                       2014  2013  2012
-------------                       ---- -----  ----
Current                             $ 82 $  60  $ 16
Deferred                             123  (188)  (82)
                                    ---- -----  ----
Total income tax expense (benefit)  $205 $(128) $(66)
                                    ==== =====  ====

THE U.S. STATUTORY INCOME TAX RATE IS 35 PERCENT FOR 2014, 2013 AND 2012. ACTUAL INCOME TAX (BENEFIT) EXPENSE DIFFERS FROM THE STATUTORY U.S. FEDERAL AMOUNT COMPUTED BY APPLYING THE FEDERAL INCOME TAX RATE, DUE TO THE FOLLOWING:

YEARS ENDED DECEMBER 31,
(in millions)                                     2014   2013   2012
-------------                                     ----  -----  -----
U.S federal income tax expense at statutory rate  $206  $ 183  $ 104
Adjustments:
   Valuation allowance                              20   (306)  (163)
   State income tax                                 13     (6)    (4)
   Dividends received deduction                     (1)    (1)    (1)
   Other credits, taxes and settlements            (18)     2     (2)
   Capital loss carryover recovery                 (15)    --     --
                                                  ----  -----  -----
Total income tax expense (benefit)                $205  $(128) $ (66)
                                                  ====  =====  =====

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


THE FOLLOWING TABLE PRESENTS THE COMPONENTS OF THE NET DEFERRED TAX ASSETS (LIABILITIES):

YEARS ENDED DECEMBER 31,
(in millions)                                                               2014   2013
-------------                                                              -----  -----
Deferred tax assets:
   Excess capital losses and other tax carryovers                          $  --  $  55
   Basis differential of investments                                         311    282
   Policy reserves                                                           316    330
   State deferred tax benefits                                                 2     14
   Other                                                                      13     37
                                                                           -----  -----
Total deferred tax assets                                                    642    718
                                                                           -----  -----
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (126)  (107)
   Net unrealized gains on debt and equity securities available for sale    (255)   (87)
                                                                           -----  -----
Total deferred tax liabilities                                              (381)  (194)
                                                                           -----  -----
Net deferred tax asset before valuation allowance                            261    524
Valuation allowance                                                           --    (75)
                                                                           -----  -----
Net deferred tax asset                                                     $ 261  $ 449
                                                                           =====  =====

THE FOLLOWING TABLE PRESENTS OUR TAX LOSSES AND CREDIT CARRYFORWARDS ON A TAX RETURN BASIS.

DECEMBER 31, 2014                   Tax     Expiration
(in millions)                     Effected   Periods
-----------------                 -------- ------------
Foreign tax credit carryforwards     $1    2015 to 2023

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG does not have state tax sharing agreements. AIG has determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

ASSESSMENT OF DEFERRED TAX ASSET VALUATION ALLOWANCE

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

.. the nature, frequency and severity of cumulative financial reporting losses in recent years;

.. the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

.. the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

.. prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies in 2014, we determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration. Accordingly, in 2014, we released $75 million of our deferred tax asset valuation associated with the capital loss carryforwards, of which $20 million was recognized as a reduction to income and the remainder was allocated to other comprehensive income.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

THE FOLLOWING TABLE PRESENTS A RECONCILIATION OF THE BEGINNING AND ENDING BALANCES OF THE TOTAL AMOUNTS OF GROSS UNRECOGNIZED TAX BENEFITS:

                                                      Years Ended
                                                      December 31,
                                                      -----------
(in millions)                                         2014   2013
-------------                                         ----   ----
Gross unrecognized tax benefits at beginning of year  $ 3    $10
   Decreases in tax position for prior years           (3)    (7)
                                                      ---    ---
Gross unrecognized tax benefits at end of year        $--    $ 3
                                                      ===    ===

We regularly evaluate proposed adjustments by taxing authorities. At
December 31, 2014, such proposed adjustments would not have resulted in a material change to our financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our financial condition.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2014 and 2013, we had accrued less than $1 million and $2 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2014, we recognized income of $3 million, while in 2013 and 2012, we recognized expense of $1 million and less than $1 million, respectively, of interest (net of the federal benefit) and penalties.

We are currently under IRS examination for the taxable year 2006. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. Taxable years 2001 to 2013 remain subject to examination by major tax jurisdictions.

17. RELATED PARTY TRANSACTIONS

EVENTS RELATED TO AIG

AIG Parent is subject to regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) as a systemically important financial institution (SIFI) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. AIG Parent was subject to regulation by the Federal Reserve as a savings and loan holding company as of March 31, 2014. The Federal Reserve approved AIG Parent's application to deregister as a savings and loan holding company effective April 4, 2014. AIG Parent will continue to be supervised by the Federal Reserve due to its designation by the Financial Stability Oversight Council as a non-bank SIFI.

On July 1, 2014, as a non-bank SIFI, AIG Parent submitted to its regulators its initial annual plan for rapid and orderly resolution in the event of material financial distress or failure, which must meet several specific standards, including requiring a detailed resolution strategy and analyses of material entities, organizational structure, interconnections and interdependencies, and management information systems, among other elements. The public section of the plan can be found on the websites of the Federal Reserve and the Federal Deposit Insurance Corporation. The Federal Reserve has yet to complete the regulatory framework that will be applicable to AIG Parent as a non-bank SIFI.

On July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG Parent.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. We incurred approximately $173 million, $175 million and $136 million for such services in 2014, 2013 and 2012, respectively. Accounts payable for such services at December 31, 2014 were $3 million, while at December 31, 2013 they were insignificant.

We pay commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts incurred related to the broker-dealer services totaled $2 million for each of years ended December 31, 2014, 2013 and 2012. These broker-dealers distribute a significant portion of our variable annuity products, representing approximately 2.0 percent, 2.3 percent and 1.5 percent of premiums in 2014, 2013 and 2012, respectively.

We provide life insurance coverage to employees of AIG Parent and its domestic subsidiaries in connection with AIG's employee benefit plans. The Statements of Income included premiums related to this business of $11 million in 2014 and 2013 and $10 million in 2012. Commissions ceded to affiliates in 2014, 2013 and 2012 were not significant.

On February 1, 2004, we (as successor by merger of First SunAmerica Life Insurance Company (FSA) with and into USL) entered into an administrative service agreement with SunAmerica Asset Management Corp. (SAAMCo), whereby SAAMCo will pay us a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for our variable annuity products. Amounts we earned under this agreement totaled $6 million, $4 million and $3 million in 2014, 2013 and 2012, respectively, and are included in other income in our Statements of Income.

NOTES OF AFFILIATES

In 2011, we invested $117 million in a 2.25 percent Senior Promissory Note due on December 27, 2013, issued by AIG Life Holdings, Inc. (formerly known as SunAmerica Financial Group, Inc.). We received principal payments of $67 million in 2012 and $50 million in 2013, and the note was extinguished on its due date. In 2013 and 2012, we recognized interest income from this note of $1 million and $3 million, respectively.

AMERICAN HOME AND NATIONAL UNION GUARANTEES

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and April 30, 2010.

We (as successor-in-interest to American International Life Assurance Company of New York (AI Life)) have a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AI Life between July 13, 1998 and April 30, 2010.

We (as successor-in-interest to First SunAmerica Life Insurance Company (FSA)) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by FSA between January 4, 1999 and January 31, 2008.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


American Home's and National Union's audited statutory financial statements are filed with the SEC in our registration statements for variable products that we issued during the periods covered by the respective guarantees.

CAPITAL MAINTENANCE AGREEMENT

In March 2011, we entered into a Capital Maintenance Agreement (CMA) with AIG Parent. Among other things, the CMA provided that AIG Parent would maintain our statutory-basis total adjusted capital at or above a specified minimum percentage of our projected Company Action Level Risk-Based Capital. AIG Parent did not make any capital contributions to us under the CMA in the three years ended December 31, 2014. As a result of managing capital through internal AIG Board-approved policies and guidelines, we and AIG agreed to terminate the CMA effective October 31, 2014.

FINANCING AGREEMENTS

We had a short-term financing agreement with American General Life Insurance Company (AGL) (as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL)), dated February 15, 2004, as amended and restated on June 1, 2009, whereby we had the right to borrow up to $15 million from AGL. There were no outstanding balances under this agreement at December 31, 2014 or 2013. This agreement was terminated on December 31, 2014.

AGL (as successor-in-interest to SAAL) had a short-term financing agreement with us, dated February 15, 2004, whereby AGL had the right to borrow up to $15 million from us. There were no outstanding balances under this agreement at December 31, 2014 or 2013. This agreement was terminated on December 31, 2014.

OTHER

We engage in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity (SPIA) issued by us for the ultimate benefit of the claimant. The portion of our liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements, the property and casualty insurance company remains contingently liable for the payments to the claimant. We had liabilities of $2.7 billion at both December 31, 2014 and 2013 related to SPIAs issued by us in conjunction with structured settlement transactions involving affiliated property and casualty insurers where those members remained contingently liable for the payments to the claimant. In addition, we had liabilities for the structured settlement transactions where the affiliated property and casualty insurers were no longer contingently liable for the payments to the claimant.

18. SUBSEQUENT EVENTS

We have evaluated subsequent events through April 27, 2015.

We paid a $52 million dividend to AGC Life on March 27, 2015.